UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2015

Date of reporting period: June 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,028.80	$3.52	0.70%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.32	$3.51	0.70%

Class B
Actual	$1,000	$1,026.60	$4.77	0.95%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.08	$4.76	0.95%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$22,580,297	6.3%
U.S. Treasury Bonds & Notes	20,209,719	5.6
Apple, Inc.	4,556,690	1.3
Inflation-Linked Securities	4,178,974	1.2
Government National Mortgage Association	3,682,007	1.0
Biogen, Inc.	2,876,861	0.8
Comcast Corp.	2,875,510	0.8
UnitedHealth Group, Inc.	2,853,702	0.8
CVS Health Corp.	2,730,026	0.8
Facebook, Inc.—Class A	2,664,719	0.7

	$69,208,505	19.3%

SECURITY TYPE BREAKDOWN†

June 30, 2015 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$226,430,327	60.0%
Corporates—Investment Grade	31,189,689	8.3
Mortgage Pass-Throughs	26,658,343	7.1
Governments—Treasuries	20,719,228	5.5
Asset-Backed Securities	17,772,142	4.7
Commercial Mortgage-Backed Securities	13,016,910	3.5
Collateralized Mortgage Obligations	5,981,027	1.6
Corporates—Non-Investment Grade	4,696,614	1.2
Inflation-Linked Securities	4,178,974	1.1
Quasi-Sovereigns	1,565,697	0.4
Governments—Sovereign Agencies	1,134,068	0.3
Local Governments—Municipal Bonds	505,297	0.1
Emerging Markets—Corporate Bonds	409,732	0.1
Other‡	259,932	0.1
Short-Term Investments	22,603,674	6.0

Total Investments	$377,121,654	100.0%

*	Long-term investments.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

‡	“Other” represents less than 0.1% weightings in the following security types: Governments—Sovereign Bonds and Preferred Stocks.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.0%
CONSUMER DISCRETIONARY–10.5%
AUTO COMPONENTS–1.1%
Aisin Seiki Co., Ltd.	8,700	$369,917
Bridgestone Corp.	5,400	199,598
Cie Generale des Etablissements Michelin–Class B	1,340	141,000
Continental AG	2,140	506,703
Hankook Tire Co., Ltd.	4,160	156,451
Lear Corp.	5,200	583,752
Magna International, Inc.–Class A	15,627	876,518
Nokian Renkaat Oyj	6,140	192,369
Plastic Omnium SA	5,490	140,446
Sumitomo Electric Industries Ltd.	24,600	380,743
Valeo SA	1,930	305,293

		3,852,790

AUTOMOBILES–1.2%
Chongqing Changan Automobile Co., Ltd.–Class B	32,900	84,019
Ford Motor Co.	70,248	1,054,422
General Motors Co.	11,102	370,030
Honda Motor Co., Ltd.	16,300	526,813
Isuzu Motors Ltd.	17,500	229,592
Peugeot SA(a)	17,600	362,944
Tata Motors Ltd.	23,176	156,875
Toyota Motor Corp.	20,900	1,398,571

		4,183,266

DIVERSIFIED CONSUMER SERVICES–0.2%
Estacio Participacoes SA	37,100	214,789
Kroton Educacional SA	43,600	166,737
TAL Education Group (ADR)(a)	9,729	343,434

		724,960

HOTELS, RESTAURANTS & LEISURE–0.9%
Carnival Corp.	2,944	145,404
Melco International Development Ltd.	113,000	159,828
Merlin Entertainments PLC(b)	73,129	490,466
Sodexo SA	8,889	846,213
Starbucks Corp.	30,560	1,638,474
Yum! Brands, Inc.	1,870	168,449

		3,448,834

HOUSEHOLD DURABLES–0.1%
GoPro, Inc.–Class A(a)	4,469	235,606

INTERNET & CATALOG RETAIL–0.4%
Priceline Group, Inc. (The)(a)	1,140	1,312,562

MEDIA–2.0%
Comcast Corp.–Class A	39,372	2,367,832
CTS Eventim AG & Co. KGaA	4,619	168,414

Liberty Global PLC–Series C(a)	12,428	$629,230
Naspers Ltd.–Class N	500	77,752
Thomson Reuters Corp.	2,453	93,386
Time Warner, Inc.	10,734	938,259
Twenty-First Century Fox, Inc.–Class A	2,689	87,513
Vivendi SA	15,334	388,818
Walt Disney Co. (The)	21,908	2,500,579

		7,251,783

MULTILINE RETAIL–1.2%
B&M European Value Retail SA	139,637	752,338
Dillard’s, Inc.–Class A	1,546	162,624
Dollar General Corp.	9,972	775,223
Dollar Tree, Inc.(a)	7,620	601,904
Kohl’s Corp.	12,332	772,107
Macy’s, Inc.	5,641	380,598
Poundland Group PLC(c)	55,290	280,865
Target Corp.	8,014	654,183

		4,379,842

SPECIALTY RETAIL–2.3%
American Eagle Outfitters, Inc.	12,392	213,390
Foot Locker, Inc.	10,708	717,543
Foschini Group Ltd. (The)	8,050	105,231
GameStop Corp.–Class A(c)	17,900	768,984
Home Depot, Inc. (The)	21,451	2,383,850
Kingfisher PLC	29,490	160,853
L Brands, Inc.	4,307	369,239
L’Occitane International SA	3,500	9,979
O’Reilly Automotive, Inc.(a)	2,700	610,146
Office Depot, Inc.(a)	55,194	477,980
Ross Stores, Inc.	6,682	324,812
Shimamura Co., Ltd.	1,700	178,482
Sports Direct International PLC(a)	65,299	736,239
Staples, Inc.	26,142	400,234
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,950	610,077
Yamada Denki Co., Ltd.(c)	51,500	206,014

		8,273,053

TEXTILES, APPAREL & LUXURY GOODS–1.1%
Cie Financiere Richemont SA	11,180	908,686
Global Brands Group Holding Ltd.(a)	600,000	124,546
HUGO BOSS AG	3,416	381,896
Kering	590	105,484
NIKE, Inc.–Class B	17,811	1,923,944
Samsonite International SA	152,100	523,177

		3,967,733

		37,630,429

FINANCIALS–9.5%
BANKS–3.7%
Banco Macro SA (ADR)(a)	2,105	95,988
Bank Hapoalim BM	44,925	241,784
Bank of America Corp.	118,300	2,013,466
Bank of Baroda	44,250	100,167

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Bank of China Ltd.–Class H	345,000	$224,343
Bank of Queensland Ltd.	35,098	345,345
Citigroup, Inc.	20,903	1,154,682
Citizens Financial Group, Inc.	38,865	1,061,403
Comerica, Inc.	7,830	401,836
Danske Bank A/S	16,680	490,342
Fifth Third Bancorp	13,200	274,824
ICICI Bank Ltd.	23,100	112,099
ING Groep NV	32,140	533,696
Intesa Sanpaolo SpA	62,830	228,166
JPMorgan Chase & Co.	26,221	1,776,735
KeyCorp	5,836	87,657
Mitsubishi UFJ Financial Group, Inc.	109,100	784,916
PNC Financial Services Group, Inc. (The)	3,700	353,905
Shinhan Financial Group Co., Ltd.	2,940	109,432
Sumitomo Mitsui Financial Group, Inc.	3,700	164,721
SunTrust Banks, Inc.	3,675	158,098
UniCredit SpA	46,450	312,184
Wells Fargo & Co.	39,092	2,198,534

		13,224,323

CAPITAL MARKETS–1.3%
Affiliated Managers Group, Inc.(a)	3,688	806,197
Bank of New York Mellon Corp. (The)	8,000	335,760
BlackRock, Inc.–Class A	1,860	643,523
Goldman Sachs Group, Inc. (The)	3,077	642,447
Morgan Stanley	10,587	410,670
Partners Group Holding AG	950	283,943
State Street Corp.	4,100	315,700
UBS Group AG(a)	61,282	1,300,188

		4,738,428

CONSUMER FINANCE–0.7%
Capital One Financial Corp.	16,870	1,484,054
Discover Financial Services	9,355	539,035
Springleaf Holdings, Inc.(a)	10,699	491,191

		2,514,280

DIVERSIFIED FINANCIAL SERVICES–0.8%
Berkshire Hathaway, Inc.–Class B(a)	5,300	721,383
Challenger Ltd./Australia	38,980	202,057
Intercontinental Exchange, Inc.	4,643	1,038,221
ORIX Corp.	28,700	426,180
Voya Financial, Inc.	9,000	418,230

		2,806,071

INSURANCE–2.6%
ACE Ltd.	2,100	213,528
Admiral Group PLC	38,590	840,888
AIA Group Ltd.	220,200	1,434,138
Allstate Corp. (The)	18,000	1,167,660
American Financial Group, Inc./OH	11,700	760,968

American International Group, Inc.	9,320	$576,163
Aon PLC	9,440	940,979
Assicurazioni Generali SpA	22,866	412,132
Aviva PLC	26,662	206,507
Chubb Corp. (The)	1,638	155,839
Direct Line Insurance Group PLC	30,058	158,591
Hanover Insurance Group, Inc. (The)	5,700	421,971
NN Group NV	7,730	217,694
Progressive Corp. (The)	4,200	116,886
Prudential PLC	46,420	1,118,700
Suncorp Group Ltd.	15,340	158,709
Travelers Cos., Inc. (The)	3,700	357,642
Unum Group	2,300	82,225

		9,341,220

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.2%
Ayala Land, Inc.	21,100	17,443
Global Logistic Properties Ltd.	423,000	794,084
Wharf Holdings Ltd. (The)	13,000	86,392

		897,919

THRIFTS & MORTGAGE FINANCE–0.2%
Housing Development Finance Corp., Ltd.	25,170	512,594
LIC Housing Finance Ltd.	14,450	102,223

		614,817

		34,137,058

INFORMATION TECHNOLOGY–9.1%
COMMUNICATIONS EQUIPMENT–0.5%
Brocade Communications Systems, Inc.	31,143	369,979
Cisco Systems, Inc.	35,490	974,555
F5 Networks, Inc.(a)	4,860	584,901

		1,929,435

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	16,231	940,911
Hitachi Ltd.	33,000	217,389
Keysight Technologies, Inc.(a)	17,083	532,819
Largan Precision Co., Ltd.	1,000	114,151

		1,805,270

INTERNET SOFTWARE & SERVICES–1.8%
Baidu, Inc. (Sponsored ADR)(a)	2,471	491,927
Facebook, Inc.–Class A(a)	31,070	2,664,719
Google, Inc.–Class A(a)	990	534,640
Google, Inc.–Class C(a)	3,228	1,680,206
LinkedIn Corp.–Class A(a)	1,200	247,956
Tencent Holdings Ltd.	11,700	234,110

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Twitter, Inc.(a)	20,720	$750,478

		6,604,036

IT SERVICES–1.1%
Booz Allen Hamilton Holding Corp.	6,126	154,620
Cap Gemini SA	1,690	149,931
HCL Technologies Ltd.	3,680	53,172
International Business Machines Corp.	2,672	434,628
Tata Consultancy Services Ltd.	4,410	176,940
Visa, Inc.–Class A	37,110	2,491,936
Xerox Corp.	49,514	526,829

		3,988,056

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.7%
Advanced Semiconductor Engineering, Inc.(a)	86,000	116,522
Altera Corp.	11,360	581,632
Applied Materials, Inc.	29,726	571,334
ASM International NV	6,180	285,895
Fairchild Semiconductor International, Inc.(a)	18,159	315,603
Infineon Technologies AG	22,340	277,230
Intel Corp.	37,190	1,131,134
Linear Technology Corp.	20,950	926,619
Novatek Microelectronics Corp.	41,000	197,758
NVIDIA Corp.	27,699	557,027
SCREEN Holdings Co., Ltd.	49,000	308,367
Sumco Corp.	24,900	311,425
Tokyo Electron Ltd.	6,800	432,188

		6,012,734

SOFTWARE–1.7%
ANSYS, Inc.(a)	10,975	1,001,359
Aspen Technology, Inc.(a)	6,310	287,420
Dassault Systemes	9,100	660,607
Electronic Arts, Inc.(a)	8,794	584,801
Microsoft Corp.	38,510	1,700,216
Mobileye NV(a)(c)	16,082	855,080
Oracle Corp.	11,712	471,994
ServiceNow, Inc.(a)	7,065	525,000

		6,086,477

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.8%
Apple, Inc.	36,330	4,556,690
Casetek Holdings Ltd.	13,000	80,417
Catcher Technology Co., Ltd.	14,000	175,028
Hewlett-Packard Co.	43,000	1,290,430
Samsung Electronics Co., Ltd.	190	215,571

		6,318,136

		32,744,144

HEALTH CARE–7.0%
BIOTECHNOLOGY–1.5%
Biogen, Inc.(a)	7,122	2,876,861
Gilead Sciences, Inc.	21,780	2,550,002

		5,426,863

HEALTH CARE EQUIPMENT & SUPPLIES–0.8%
Align Technology, Inc.(a)	8,754	$548,963
Essilor International SA	1,170	140,167
Intuitive Surgical, Inc.(a)	4,437	2,149,727
Sartorius AG (Preference Shares)	929	172,702

		3,011,559

HEALTH CARE PROVIDERS & SERVICES–1.7%
Aetna, Inc.	6,073	774,065
Anthem, Inc.	8,353	1,371,061
Premier, Inc.–Class A(a)	14,851	571,169
Quest Diagnostics, Inc.	5,934	430,334
UnitedHealth Group, Inc.	23,391	2,853,702

		6,000,331

LIFE SCIENCES TOOLS & SERVICES–0.9%
Eurofins Scientific SE(c)	4,134	1,258,616
Illumina, Inc.(a)	4,478	977,816
Mettler-Toledo International, Inc.(a)	1,949	665,506
Quintiles Transnational Holdings, Inc.(a)	7,563	549,149

		3,451,087

PHARMACEUTICALS–2.1%
GlaxoSmithKline PLC	39,200	815,044
Johnson & Johnson	18,000	1,754,280
Merck & Co., Inc.	17,399	990,525
Novo Nordisk A/S–Class B	13,070	717,214
Pfizer, Inc.	59,423	1,992,453
Roche Holding AG	3,760	1,054,272
Sun Pharmaceutical Industries Ltd.	8,560	117,673

		7,441,461

		25,331,301

INDUSTRIALS–6.6%
AEROSPACE & DEFENSE–1.1%
Airbus Group SE	8,720	567,997
General Dynamics Corp.	2,100	297,549
L-3 Communications Holdings, Inc.	6,575	745,474
Rockwell Collins, Inc.	13,950	1,288,283
Safran SA	3,950	268,439
Zodiac Aerospace	28,427	925,974

		4,093,716

AIRLINES–0.8%
Alaska Air Group, Inc.	9,390	604,998
Delta Air Lines, Inc.	16,429	674,903
International Consolidated Airlines Group SA(a)	65,430	508,463
Japan Airlines Co., Ltd.	3,400	118,488
JetBlue Airways Corp.(a)	31,864	661,497
Qantas Airways Ltd.(a)	125,180	304,185

		2,872,534

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

BUILDING PRODUCTS–0.0%
Assa Abloy AB	7,740	$145,712

COMMERCIAL SERVICES & SUPPLIES–0.5%
APR Energy PLC	26,577	46,875
Babcock International Group PLC	59,555	1,009,007
Regus PLC	135,574	555,491
Waste Management, Inc.	2,844	131,819

		1,743,192

ELECTRICAL EQUIPMENT–0.5%
Acuity Brands, Inc.	3,620	651,528
AMETEK, Inc.	18,102	991,627

		1,643,155

INDUSTRIAL CONGLOMERATES–0.6%
Danaher Corp.	13,789	1,180,200
General Electric Co.	36,703	975,199

		2,155,399

INDUSTRIAL WAREHOUSE DISTRIBUTION–0.5%
CK Hutchison Holdings Ltd.	10,944	161,605
DCT Industrial Trust, Inc.	5,480	172,291
GLP J-Reit	104	99,294
Granite Real Estate Investment Trust	10,292	351,369
Hansteen Holdings PLC	68,120	123,624
Japan Logistics Fund, Inc.(c)	57	114,586
Mapletree Logistics Trust	211,689	177,606
Mexico Real Estate Management SA de CV(a)	59,400	82,349
Nippon Prologis REIT, Inc.	48	88,327
PLA Administradora Industrial S de RL de CV(a)	71,170	139,238
Prologis, Inc.	9,693	359,610

		1,869,899

MACHINERY–0.8%
Caterpillar, Inc.	1,280	108,569
Hoshizaki Electric Co., Ltd.	300	17,646
ITT Corp.	13,651	571,158
JTEKT Corp.	19,200	363,080
Pall Corp.	8,180	1,018,001
Wabtec Corp./DE	10,150	956,536

		3,034,990

MARINE–0.1%
AP Moeller–Maersk A/S–Class B	65	117,523
Nippon Yusen KK	156,000	434,312

		551,835

MIXED OFFICE INDUSTRIAL–0.1%
Goodman Group(c)	67,960	328,225

PROFESSIONAL SERVICES–1.0%
Adecco SA (REG)(a)	2,650	$215,067
Bureau Veritas SA	36,009	830,078
Capita PLC	49,300	957,930
Robert Half International, Inc.	7,360	408,480
Teleperformance	14,674	1,036,689

		3,448,244

ROAD & RAIL–0.4%
Central Japan Railway Co.	2,600	469,182
CSX Corp.	6,888	224,893
JB Hunt Transport Services, Inc.	7,310	600,078

		1,294,153

TRADING COMPANIES & DISTRIBUTORS–0.2%
Brenntag AG	6,350	364,372
Bunzl PLC	7,760	211,688

		576,060

		23,757,114

CONSUMER STAPLES–3.8%
BEVERAGES–0.5%
Asahi Group Holdings Ltd.	3,200	101,626
Molson Coors Brewing Co.–Class B	1,000	69,810
Monster Beverage Corp.(a)	10,991	1,473,014

		1,644,450

FOOD & STAPLES RETAILING–1.4%
Costco Wholesale Corp.	9,500	1,283,070
CVS Health Corp.	26,030	2,730,026
Delhaize Group SA	4,790	389,606
Lenta Ltd. (GDR)(a)(b)	6,510	48,554
Olam International Ltd.	179,412	250,363
Sugi Holdings Co., Ltd.	1,500	76,529
Wal-Mart Stores, Inc.	4,446	315,355

		5,093,503

FOOD PRODUCTS–0.3%
Archer-Daniels-Midland Co.	4,200	202,524
Bunge Ltd.	1,020	89,556
Ingredion, Inc.	2,731	217,961
Mead Johnson Nutrition Co.–Class A	6,000	541,320
Unilever PLC	3,518	151,060

		1,202,421

HOUSEHOLD PRODUCTS–0.3%
Henkel AG & Co. KGaA	2,262	215,695
Procter & Gamble Co. (The)	6,101	477,342
Reckitt Benckiser Group PLC	2,780	239,731

		932,768

PERSONAL PRODUCTS – 0.3%
Estee Lauder Cos., Inc. (The)–Class A	9,430	817,204
L’Oreal SA	1,670	298,798

		1,116,002

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TOBACCO–1.0%
Altria Group, Inc.	11,565	$565,644
British American Tobacco PLC	27,689	1,490,845
Imperial Tobacco Group PLC	11,250	541,825
Japan Tobacco, Inc.	10,700	380,377
Philip Morris International, Inc.	8,105	649,778

		3,628,469

		13,617,613

EQUITY: OTHER–3.6%
DIVERSIFIED/SPECIALTY–2.8%
American Realty Capital Properties, Inc.	16,300	132,519
Boral Ltd.	56,760	255,695
British Land Co. PLC (The)	42,753	532,536
Buzzi Unicem SpA(c)	12,990	185,056
CA Immobilien Anlagen AG(a)	17,720	309,168
CBRE Group, Inc.–Class A(a)	9,510	351,870
Cheung Kong Property Holdings Ltd.(a)	28,444	235,212
ClubCorp Holdings, Inc.	19,114	456,442
Cofinimmo SA	2,495	257,919
Duke Realty Corp.	13,570	251,995
East Japan Railway Co.	2,100	188,788
Folkestone Education Trust	51,780	83,897
Fukuoka REIT Corp.(c)	40	69,736
GPT Group (The)(c)	102,030	336,358
Gramercy Property Trust, Inc.	20,507	479,249
Hemfosa Fastigheter AB	24,020	244,733
IMMOFINANZ AG(a)	74,350	175,600
Kaisa Group Holdings Ltd.(a)(c)(d)(e)	409,000	82,311
Kennedy Wilson Europe Real Estate PLC	22,084	394,186
Lend Lease Group	45,586	527,077
Leopalace21 Corp.(a)	18,800	115,221
Merlin Properties Socimi SA(a)	44,514	543,905
Mitsubishi Estate Co., Ltd.	23,000	495,376
Mitsui Fudosan Co., Ltd.	21,100	590,439
New World Development Co., Ltd.	198,000	259,737
Nomura Real Estate Holdings, Inc.	3,500	73,460
Orix JREIT, Inc.	126	181,480
Spirit Realty Capital, Inc.	43,191	417,657
Sumitomo Realty & Development Co., Ltd.	16,000	560,750
Sun Hung Kai Properties Ltd.	48,600	788,362
Taiheiyo Cement Corp.	18,000	52,639
UOL Group Ltd.(c)	43,961	225,642
Vornado Realty Trust	1,960	186,063
West China Cement Ltd.	632,000	122,927

		10,164,005

HEALTH CARE–0.6%
Chartwell Retirement Residences	20,060	184,378
HCP, Inc.	18,160	662,295
Health Care REIT, Inc.	5,190	340,620

LTC Properties, Inc.	8,940	$371,904
Ventas, Inc.	6,510	404,206

		1,963,403

TRIPLE NET–0.2%
National Retail Properties, Inc.	13,200	462,132
Realty Income Corp.(c)	7,670	340,471

		802,603

		12,930,011

ENERGY–2.8%
ENERGY EQUIPMENT & SERVICES–0.1%
Aker Solutions ASA(b)	14,840	83,222
National Oilwell Varco, Inc.	2,700	130,356

		213,578

OIL, GAS & CONSUMABLE FUELS–2.7%
BG Group PLC	37,120	618,226
Chevron Corp.	8,875	856,171
EOG Resources, Inc.	9,310	815,091
Exxon Mobil Corp.	24,000	1,996,800
Hess Corp.	16,359	1,094,090
JX Holdings, Inc.	85,100	366,896
LUKOIL OAO (London) (Sponsored ADR)(c)	2,310	103,742
Marathon Petroleum Corp.	6,725	351,785
Murphy Oil Corp.	13,678	568,595
Occidental Petroleum Corp.	5,381	418,480
Petroleo Brasileiro SA (Sponsored ADR)(a)	20,650	168,504
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	10,595	301,320
SM Energy Co.	10,665	491,870
TOTAL SA	11,080	543,484
Valero Energy Corp.	16,962	1,061,821

		9,756,875

		9,970,453

RETAIL–1.9%
REGIONAL MALL–0.7%
General Growth Properties, Inc.	7,510	192,706
Pennsylvania Real Estate Investment Trust	17,770	379,212
Simon Property Group, Inc.	8,086	1,399,040
Westfield Corp.	41,920	294,435
WP GLIMCHER, Inc.	17,658	238,913

		2,504,306

SHOPPING CENTER/OTHER RETAIL–1.2%
Aeon Mall Co., Ltd.	13,500	252,798
DDR Corp.	19,970	308,736
Fibra Shop Portafolios Inmobiliarios SAPI de CV	128,490	142,408
Hammerson PLC	22,530	217,737
Japan Retail Fund Investment Corp.	115	229,964
JB Hi-Fi Ltd.(c)	10,780	161,841
Klepierre	9,613	423,832

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Link REIT (The)	34,768	$203,684
Mercialys SA	12,420	277,136
Ramco-Gershenson Properties Trust	22,650	369,648
Retail Opportunity Investments Corp.	22,800	356,136
RioCan Real Estate Investment Trust (Toronto)	4,973	106,587
Scentre Group	188,849	545,529
Unibail-Rodamco SE	1,939	492,515
Vastned Retail NV	6,634	292,998

		4,381,549

		6,885,855

RESIDENTIAL–1.9%
MULTI-FAMILY–1.4%
AvalonBay Communities, Inc.	3,910	625,092
Barratt Developments PLC	19,110	184,322
China Resources Land Ltd.	84,000	271,853
China Vanke Co., Ltd.–Class H(c)	92,260	226,521
CIFI Holdings Group Co., Ltd.	640,000	168,431
Deutsche Annington Immobilien SE	7,052	198,993
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	149,590	154,038
Equity Residential	5,160	362,077
Essex Property Trust, Inc.	2,595	551,437
Ichigo Real Estate Investment Corp.	202	146,083
Irish Residential Properties REIT PLC	101,290	125,345
Japan Rental Housing Investments, Inc.(c)	163	114,486
Kenedix Residential Investment Corp.(c)	34	100,645
KWG Property Holding Ltd.	148,000	124,335
Mid-America Apartment Communities, Inc.	6,880	500,933
Stockland(c)	137,209	433,268
Sun Communities, Inc.	5,101	315,395
UNITE Group PLC (The)	21,290	191,178
Wing Tai Holdings Ltd.	124,200	175,602

		4,970,034

SELF STORAGE–0.5%
CubeSmart	19,580	453,473
Extra Space Storage, Inc.	6,870	448,062
National Storage Affiliates Trust	20,253	251,137
Public Storage	1,900	350,303
Safestore Holdings PLC	46,690	207,430

		1,710,405

		6,680,439

UTILITIES–1.5%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	10,800	572,076
Edison International	14,633	813,302

Company	Shares	U.S. $ Value

EDP–Energias de Portugal SA	123,410	$470,191
Electricite de France SA	10,640	238,002
Enel SpA	40,691	184,424
FirstEnergy Corp.	2,857	92,995
Westar Energy, Inc.	10,000	342,200

		2,713,190

GAS UTILITIES–0.2%
UGI Corp.	20,700	713,115

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.4%
AES Corp./VA	31,244	414,295
Calpine Corp.(a)	40,044	720,392
Huadian Power International Corp., Ltd.–Class H	130,000	144,644

		1,279,331

MULTI-UTILITIES–0.2%
PG&E Corp.	10,091	495,468
Public Service Enterprise Group, Inc.	3,500	137,480

		632,948

		5,338,584

TELECOMMUNICATION SERVICES–1.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	10,161	360,919
Bezeq The Israeli Telecommunication Corp., Ltd.	63,518	108,169
BT Group PLC	63,730	451,294
CenturyLink, Inc.	3,700	108,706
Level 3 Communications, Inc.(a)	18,160	956,487
Nippon Telegraph & Telephone Corp.	17,200	622,911
Telefonica Brasil SA (Preference Shares)	14,573	204,175
Telenor ASA	6,620	145,142

		2,957,803

WIRELESS TELECOMMUNICATION SERVICES–0.7%
China Mobile Ltd.	15,000	192,199
SK Telecom Co., Ltd.	470	105,165
SoftBank Corp.	9,300	547,798
Sunrise Communications Group AG(a)(b)	1,938	161,619
Turkcell Iletisim Hizmetleri AS	25,770	118,556
Vodafone Group PLC	154,513	563,647
Vodafone Group PLC (Sponsored ADR)	16,900	616,005

		2,304,989

		5,262,792

AB Variable Products Series Fund

Company		Shares		U.S. $ Value

MATERIALS–1.4%
CHEMICALS–1.2%
Arkema SA		3,556		$257,054
CF Industries Holdings, Inc.		12,635		812,178
Denki Kagaku Kogyo KK		39,000		173,298
Essentra PLC		87,034		1,357,294
Incitec Pivot Ltd.		41,216		122,195
JSR Corp.		20,200		356,597
Koninklijke DSM NV		4,938		286,701
LyondellBasell Industries NV–Class A		8,300		859,216
Monsanto Co.		4,149		442,242

				4,666,775

METALS & MINING–0.1%
Alcoa, Inc.		8,700		97,005
Novolipetsk Steel OJSC (GDR)(b)		7,780		103,474

				200,479

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC		12,180		262,226

				5,129,480

OFFICE–1.0%
OFFICE–1.0%
Allied Properties Real Estate Investment Trust		7,776		220,642
alstria office REIT-AG(a)(c)		16,288		209,822
Boston Properties, Inc.		1,764		213,514
Cousins Properties, Inc.		25,200		261,576
Dream Office Real Estate Investment Trust		9,836		193,255
Entra ASA(b)		18,146		168,952
Fabege AB		21,670		295,299
Highwoods Properties, Inc.		6,730		268,863
Hongkong Land Holdings Ltd.		56,500		463,300
Hudson Pacific Properties, Inc.		7,440		211,073
Investa Office Fund		50,000		146,471
Japan Real Estate Investment Corp.		58		263,220
Kenedix Office Investment Corp.–Class A		59		295,521
Kilroy Realty Corp.		1,320		88,638
NTT Urban Development Corp.		11,000		109,261
Workspace Group PLC		13,910		196,638

				3,606,045

LODGING–0.6%
LODGING–0.6%
Ashford Hospitality Trust, Inc.		24,011		203,133
Ashford, Inc.(a)		408		35,606
Host Hotels & Resorts, Inc.		5,370		106,487
Japan Hotel REIT Investment Corp.		215		143,073
Pebblebrook Hotel Trust		9,310		399,213
RLJ Lodging Trust		17,680		526,511
Starwood Hotels & Resorts Worldwide, Inc.		2,170		175,965
Summit Hotel Properties, Inc.		15,810		205,688
Wyndham Worldwide Corp.		6,430		526,681

				2,322,357

MORTGAGE–0.2%
MORTGAGE–0.2%
Blackstone Mortgage Trust, Inc.–Class A			5,980		$166,364
Concentradora Hipotecaria SAPI de CV			104,000		173,030
First American Financial Corp.			10,081		375,114

					714,508

FINANCIAL: OTHER–0.1%
FINANCIAL: OTHER–0.1%
HFF, Inc.–Class A			6,420		267,906

REAL ESTATE–0.0%
DEVELOPERS–0.0%
Daelim Industrial Co., Ltd.			1,420		104,238

Total Common Stocks (cost $184,334,268)					226,430,327

			Principal Amount (000)
CORPORATES– INVESTMENT GRADE–8.7%
INDUSTRIAL–5.6%
BASIC–0.5%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$		125		121,797
Dow Chemical Co. (The) 4.125%, 11/15/21			165		173,068
Eastman Chemical Co. 3.80%, 3/15/25			110		109,806
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20			49		51,818
Glencore Funding LLC 4.125%, 5/30/23(b)			126		121,894
International Paper Co. 3.65%, 6/15/24			31		30,554
5.15%, 5/15/46			11		10,567
LyondellBasell Industries NV 5.75%, 4/15/24			200		227,835
Minsur SA 6.25%, 2/07/24(b)			333		364,892
Mosaic Co. (The) 5.625%, 11/15/43			18		19,177
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)			237		205,005
Teck Resources Ltd. 4.50%, 1/15/21			215		206,388
Vale Overseas Ltd. 6.875%, 11/21/36			65		62,843

					1,705,644

CAPITAL GOODS–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)			217		162,794

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

Owens Corning 6.50%, 12/01/16(f)	U.S.$		11	$11,698
Republic Services, Inc. 3.80%, 5/15/18			17	17,884
Yamana Gold, Inc. 4.95%, 7/15/24			277	266,815

				459,191

COMMUNICATIONS– MEDIA–1.1%
21st Century Fox America, Inc. 3.00%, 9/15/22			400	390,820
6.15%, 2/15/41			130	150,963
CBS Corp. 3.50%, 1/15/25			215	205,706
5.75%, 4/15/20			250	281,804
Comcast Corp. 5.15%, 3/01/20			451	507,678
Cox Communications, Inc. 2.95%, 6/30/23(b)			91	83,868
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22			75	75,431
4.45%, 4/01/24			107	109,494
5.00%, 3/01/21			290	314,030
Discovery Communications LLC 3.45%, 3/15/25			176	165,149
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(b)(g)			233	247,854
RELX Capital, Inc. 8.625%, 1/15/19			435	523,110
Time Warner Cable, Inc. 4.125%, 2/15/21			165	170,353
4.50%, 9/15/42			85	69,335
Time Warner, Inc. 3.55%, 6/01/24			99	96,547
4.70%, 1/15/21			123	132,915
7.625%, 4/15/31			110	143,037
Viacom, Inc. 3.875%, 4/01/24			300	293,744
5.625%, 9/15/19			83	92,325

				4,054,163

COMMUNICATIONS– TELE-COMMUNICATIONS–0.6%
American Tower Corp. 5.05%, 9/01/20			380	412,932
AT&T, Inc. 3.40%, 5/15/25			475	453,011
Deutsche Telekom International Finance BV 4.875%, 3/06/42(b)			340	340,059
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	46	39,286
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$		185	204,563

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 3.50%, 11/01/24	U.S.$	418	$406,571
6.55%, 9/15/43		297	347,417

			2,203,839

CONSUMER CYCLICAL–AUTOMOTIVE–0.3%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		915	1,041,687
General Motors Co. 3.50%, 10/02/18		130	134,226

			1,175,913

CONSUMER CYCLICAL–OTHER–0.0%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		10	9,810

CONSUMER CYCLICAL–RETAILERS –0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		201	208,414
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		320	313,401

			521,815

CONSUMER NON-CYCLICAL–1.1%
AbbVie, Inc. 3.60%, 5/14/25		254	251,052
Actavis Funding SCS 3.80%, 3/15/25		282	277,015
3.85%, 6/15/24		89	87,927
Agilent Technologies, Inc. 5.00%, 7/15/20		71	77,749
Altria Group, Inc. 2.625%, 1/14/20		320	318,756
AstraZeneca PLC 6.45%, 9/15/37		90	114,563
Baxalta, Inc. 5.25%, 6/23/45(b)		130	130,709
Bayer US Finance LLC 3.375%, 10/08/24(b)		321	319,310
Becton Dickinson and Co. 3.734%, 12/15/24		141	140,526
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		69	69,062
8.50%, 6/15/19		155	187,375
Grupo Bimbo SAB de CV 3.875%, 6/27/24(b)		339	337,871
HJ Heinz Co. 2.80%, 7/02/20(b)		130	130,101
3.50%, 7/15/22(b)		162	162,380
Laboratory Corp. of America Holdings 3.60%, 2/01/25		100	95,641
Medtronic, Inc. 3.50%, 3/15/25(b)		320	318,908
Perrigo Finance PLC 3.50%, 12/15/21		300	300,582

AB Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 3.25%, 11/01/22	U.S.$		220	$211,894
5.85%, 8/15/45			79	82,863
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24			121	123,293
Tyson Foods, Inc. 2.65%, 8/15/19			64	64,422
3.95%, 8/15/24			206	207,512

				4,009,511

ENERGY–1.3%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43			111	87,974
Encana Corp. 3.90%, 11/15/21			140	142,850
Energy Transfer Partners LP 7.50%, 7/01/38			248	283,439
EnLink Midstream Partners LP 5.05%, 4/01/45			215	194,976
Enterprise Products Operating LLC 3.70%, 2/15/26			278	269,177
5.20%, 9/01/20			185	205,910
Kinder Morgan Energy Partners LP 2.65%, 2/01/19			302	299,485
3.95%, 9/01/22			424	414,633
Kinder Morgan, Inc./DE 5.00%, 2/15/21(b)			250	264,481
Marathon Petroleum Corp. 5.125%, 3/01/21			163	179,005
Noble Energy, Inc. 3.90%, 11/15/24			170	167,614
8.25%, 3/01/19			374	445,603
Noble Holding International Ltd. 4.90%, 8/01/20			3	3,084
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24			232	223,927
Reliance Holding USA, Inc. 5.40%, 2/14/22(b)			315	339,923
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44			295	268,594
TransCanada PipeLines Ltd. 6.35%, 5/15/67			120	114,000
Valero Energy Corp. 6.125%, 2/01/20			175	199,872
Weatherford International Ltd./Bermuda 9.625%, 3/01/19			230	268,542
Williams Partners LP 4.125%, 11/15/20			155	160,770

				4,533,859

OTHER INDUSTRIAL–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(b)	U.S.$		320	$319,040

TECHNOLOGY–0.4%
Hewlett-Packard Co. 4.65%, 12/09/21			114	121,002
KLA-Tencor Corp. 4.65%, 11/01/24			225	224,877
Motorola Solutions, Inc. 3.50%, 3/01/23			156	147,134
7.50%, 5/15/25			35	42,254
Seagate HDD Cayman 4.75%, 1/01/25(b)			127	126,219
Tencent Holdings Ltd. 3.375%, 5/02/19(b)			335	343,952
Total System Services, Inc. 2.375%, 6/01/18			141	140,602
3.75%, 6/01/23			139	136,555

				1,282,595

				20,275,380

FINANCIAL INSTITUTIONS–2.7%
BANKING–1.7%
Barclays Bank PLC 6.625%, 3/30/22(b)		EUR	84	115,939
Barclays PLC 4.375%, 9/11/24	U.S.$		257	246,480
Citigroup, Inc. 3.875%, 3/26/25			235	225,076
Compass Bank 5.50%, 4/01/20			314	341,649
Countrywide Financial Corp. 6.25%, 5/15/16			92	95,612
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(b)			390	375,443
Goldman Sachs Group, Inc. (The) 5.15%, 5/22/45			65	62,563
5.75%, 1/24/22			335	381,052
Series D 6.00%, 6/15/20			440	502,799
ING Bank NV 2.00%, 9/25/15(b)			480	481,242
Morgan Stanley 5.625%, 9/23/19			168	188,260
Series G 5.50%, 7/24/20			189	211,959
Murray Street Investment Trust I 4.647%, 3/09/17			44	46,219
Nationwide Building Society 6.25%, 2/25/20(b)			465	542,204
Nordea Bank AB 6.125%, 9/23/24(b)(g)			200	197,187
PNC Bank NA 3.80%, 7/25/23			685	701,752

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Rabobank Capital Funding Trust III 5.254%, 10/21/16(b)(g)	U.S.$	190	$196,080
Santander UK PLC 5.00%, 11/07/23(b)		200	204,657
Standard Chartered PLC Series E 4.00%, 7/12/22(b)		470	481,181
UBS AG/Stamford CT 7.625%, 8/17/22		380	445,360

			6,042,714

BROKERAGE–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16		468	471,410

FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(b)		173	201,421

INSURANCE–0.6%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		160	169,869
American International Group, Inc. 4.875%, 6/01/22		155	170,022
6.40%, 12/15/20		300	356,653
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(b)(g)		320	337,600
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		180	199,625
5.50%, 3/30/20		242	271,375
Lincoln National Corp. 8.75%, 7/01/19		98	120,152
MetLife, Inc. 10.75%, 8/01/39		70	113,400
Series C 5.25%, 6/15/20(g)		159	157,609
Prudential Financial, Inc. 5.625%, 6/15/43		200	207,300
XLIT Ltd. 6.375%, 11/15/24		157	185,035

			2,288,640

REITS–0.2%
Health Care REIT, Inc. 5.25%, 1/15/22		300	328,159
Trust F/1401 5.25%, 12/15/24(b)		270	280,800

			608,959

			9,613,144

UTILITY–0.4%
ELECTRIC–0.2%
CMS Energy Corp. 5.05%, 3/15/22		155	170,572
Constellation Energy Group, Inc. 5.15%, 12/01/20		89	98,484

Entergy Corp. 4.00%, 7/15/22	U.S.$	223	$224,715
Exelon Corp. 5.10%, 6/15/45		125	125,500
Exelon Generation Co. LLC 4.25%, 6/15/22		128	131,020
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	45,684

			795,975

NATURAL GAS–0.2%
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)		490	505,190

			1,301,165

Total Corporates–Investment Grade (cost $30,398,122)			31,189,689

MORTGAGE PASS-THROUGHS–7.4%
AGENCY FIXED RATE 30-YEAR–6.9%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		321	360,104
Series 2007
5.50%, 7/01/35		32	35,935
Federal National Mortgage Association 3.00%, 8/01/45, TBA		3,704	3,679,403
3.50%, 5/01/42-6/01/45		3,143	3,255,731
3.50%, 8/01/45, TBA		2,938	3,019,484
4.00%, 8/01/45, TBA		4,603	4,865,515
4.50%, 8/25/45, TBA		3,811	4,114,391
5.00%, 12/01/39		206	227,916
Series 2004
5.50%, 2/01/34-11/01/34		120	135,366
Series 2007
5.50%, 1/01/37-8/01/37		450	507,230
Series 2008
5.50%, 8/01/37		195	220,159
Series 2015
3.50%, 4/01/45		613	634,691
Government National Mortgage Association 3.00%, 7/01/45, TBA		1,740	1,756,720
3.50%, 7/01/45, TBA		1,855	1,925,287

			24,737,932

AGENCY FIXED RATE 15-YEAR–0.5%
Federal National Mortgage Association 2.50%, 8/01/30, TBA		862	870,418
3.00%, 8/01/30, TBA		693	716,226
3.50%, 8/01/30, TBA		317	333,767

			1,920,411

Total Mortgage Pass-Throughs (cost $26,513,848)			26,658,343

AB Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

GOVERNMENTS–TREASURIES –5.8%
BRAZIL–0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17		BRL	1,670	$509,509

UNITED STATES–5.6%
U.S. Treasury Bonds 2.75%, 8/15/42	U.S.$		280	260,510
3.00%, 5/15/45			495	485,100
3.125%, 2/15/43-8/15/44			650	650,976
3.375%, 5/15/44			234	245,687
3.625%, 8/15/43-2/15/44			1,380	1,517,755
4.375%, 2/15/38			1,027	1,263,382
4.50%, 2/15/36			223	280,388
4.625%, 2/15/40			1,510	1,925,603
U.S. Treasury Notes 0.625%, 5/31/17			3,914	3,913,289
1.25%, 10/31/18			1,115	1,118,833
1.375%, 3/31/20			1,555	1,539,693
1.375%, 4/30/20(h)			694	686,013
1.50%, 1/31/19			288	290,633
1.625%, 8/31/19			545	549,386
2.00%, 11/15/21			645	646,159
2.50%, 8/15/23-5/15/24			3,123	3,178,094
2.75%, 2/15/24			1,597	1,658,218

				20,209,719

Total Governments–Treasuries (cost $20,265,803)				20,719,228

ASSET-BACKED SECURITIES –5.0%
AUTOS–FIXED RATE–3.1%
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20			454	454,581
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D
4.04%, 7/10/17			320	323,325
Series 2013-3, Class A3
0.92%, 4/09/18			491	491,551
Series 2013-4, Class A3
0.96%, 4/09/18			236	236,456
Series 2013-5, Class A2A
0.65%, 3/08/17			12	11,953
Series 2014-1, Class A3
0.90%, 2/08/19			310	309,711
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(b)			110	110,056
Avis Budget Rental Car Funding AESOP LLC Series 2014-1A, Class A 2.46%, 7/20/20(b)			705	711,330
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)			452	451,908

California Republic Auto Receivables Trust
Series 2014-2, Class A4
1.57%, 12/16/19	U.S.$		203	$203,640
Series 2015-2, Class A3
1.31%, 8/15/19			208	207,941
Capital Auto Receivables Asset Trust
Series 2013-3, Class A2
1.04%, 11/21/16			238	238,259
Series 2014-1, Class B
2.22%, 1/22/19			80	80,807
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(b)			4	3,969
CPS Auto Receivables Trust
Series 2013-B, Class A
1.82%, 9/15/20(b)			151	151,233
Series 2014-B, Class A
1.11%, 11/15/18(b)			121	120,641
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(b)			216	216,141
Enterprise Fleet Financing LLC
Series 2014-1, Class A2
0.87%, 9/20/19(b)			163	162,459
Series 2014-2, Class A2
1.05%, 3/20/20(b)			265	265,296
Series 2015-1, Class A2
1.30%, 9/20/20(b)			446	446,468
Exeter Automobile Receivables Trust
Series 2013-1A, Class A
1.29%, 10/16/17(b)			25	25,074
Series 2014-1A, Class A
1.29%, 5/15/18(b)			56	55,842
Series 2014-2A, Class A
1.06%, 8/15/18(b)			60	59,430
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21			268	268,307
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(b)			45	44,583
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(b)		CAD	52	41,434
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$		244	244,168
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18			155	154,553
Series 2014-2, Class A
2.31%, 4/15/26(b)			440	445,185
Series 2014-B, Class A2
0.47%, 3/15/17			170	169,527

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A1 1.98%, 1/15/22	U.S.$	322	$319,075
GM Financial Automobile Leasing Trust
Series 2015-1, Class A2
1.10%, 12/20/17		449	449,390
Series 2015-2, Class A3
1.68%, 12/20/18		412	411,991
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		221	221,239
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3
1.10%, 9/15/19		270	269,894
Series 2015-1, Class A3
1.41%, 6/15/20		126	126,328
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(b)		345	345,128
Series 2013-1A, Class B2
2.48%, 8/25/19(b)		192	188,088
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(b)		305	305,240
Series 2015-B, Class A3
1.40%, 11/15/18(b)		213	212,641
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		140	141,279
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		370	369,926
Santander Drive Auto Receivables Trust Series 2013-4, Class A3
1.11%, 12/15/17		218	217,723
Series 2014-2, Class A3
0.80%, 4/16/18		335	335,043
Series 2015-3, Class A2A
1.02%, 9/17/18		220	220,001
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(b)		297	297,100

			11,135,914

CREDIT CARDS–FIXED RATE–0.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		141	141,247

Barclays Dryrock Issuance Trust
Series 2014-3, Class A
2.41%, 7/15/22	U.S.$	326	$330,558
Series 2015-2, Class A
1.56%, 3/15/21		214	213,995
Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19		270	270,687
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		415	411,511
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		379	383,731
World Financial Network Credit Card Master Trust
Series 2012-B, Class A
1.76%, 5/17/21		310	312,851
Series 2013-A, Class A
1.61%, 12/15/21		246	245,914

			2,310,494

CREDIT CARDS–FLOATING RATE–0.4%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.716%, 2/18/20(b)(f)		325	325,718
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.536%, 8/17/20(f)		240	240,072
First National Master Note Trust Series 2013-2, Class A 0.716%, 10/15/19(f)		346	346,543
World Financial Network Credit Card Master Trust
Series 2014-A, Class A
0.566%, 12/15/19(f)		295	295,540
Series 2015-A, Class A
0.666%, 2/15/22(f)		256	255,878

			1,463,751

AUTOS–FLOATING RATE–0.4%
GE Dealer Floorplan Master Note Trust
Series 2014-1, Class A
0.567%, 7/20/19(f)		203	201,909
Series 2015-1, Class A
0.687%, 1/20/20(f)		384	384,012
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.735%, 12/10/27(b)(f)		237	237,036

AB Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.937%, 10/25/19(b)(f)	U.S.$		207	$207,006
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.687%, 10/20/20(b)(f)			320	320,009

				1,349,972

OTHER ABS–FIXED RATE–0.3%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(b)			319	318,951
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(b)		CAD	6	5,133
CNH Equipment Trust
Series 2014-B, Class A4
1.61%, 5/17/21	U.S.$		210	210,972
Series 2015-A, Class A4
1.85%, 4/15/21			227	227,146
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(b)			173	172,899
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(b)			251	252,257

				1,187,358

HOME EQUITY LOANS–FLOATING RATE–0.1%
GSAA Trust Series 2006-5, Class 2A3 0.457%, 3/25/36(f)			366	249,087
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.787%, 5/25/33(f)			1	829

				249,916

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33			74	74,737

Total Asset-Backed Securities (cost $17,764,930)				17,772,142

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.6%
NON-AGENCY FIXED RATE CMBS–3.1%
Banc of America Commercial Mortgage Trust
Series 2007-4, Class A1A
5.774%, 2/10/51			550	588,326

Series 2007-5, Class AM
5.772%, 2/10/51	U.S.$		150	$157,395
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41			184	186,892
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)			335	336,826
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)			495	501,037
Citigroup Commercial Mortgage Trust
Series 2006-C4, Class A1A 5.969%, 3/15/49			229	234,421
Series 2015-GC27, Class A5 3.137%, 2/10/48			246	241,737
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.959%, 5/15/46			271	289,582
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.239%, 12/10/49			1,007	1,086,044
Commercial Mortgage Trust
Series 2006-C8, Class A1A 5.292%, 12/10/46			424	446,265
Series 2006-C8, Class A4 5.306%, 12/10/46			305	317,105
Series 2013-SFS, Class A1 1.873%, 4/12/35(b)			204	200,122
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.89%, 6/15/39			155	162,036
DBUBS 2011-LC1 Mortgage Trust Series 2011-LC1A, Class E 5.735%, 11/10/46(b)			130	138,686
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(b)			330	327,242
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)			482	489,690
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45			199	212,272

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Series 2013-G1, Class A2 3.557%, 4/10/31(b)	U.S.$	276	$275,474
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)		109	108,566
Series 2007-CB19, Class AM 5.885%, 2/12/49		175	185,471
Series 2007-LD12, Class AM 6.208%, 2/15/51		280	300,781
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		591	623,940
Series 2008-C2, Class A1A 5.998%, 2/12/51		269	291,791
Series 2010-C2, Class A1 2.749%, 11/15/43(b)		173	173,275
Series 2011-C5, Class D 5.50%, 8/15/46(b)		100	104,053
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31		517	522,313
Series 2007-C1, Class AM 5.455%, 2/15/40		100	105,525
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		188	190,538
Series 2015-3, Class A2 2.729%, 4/20/48(b)		258	259,865
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		297	308,094
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		264	275,612
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		86	86,314
Series 2012-C4, Class A5 2.85%, 12/10/45		168	166,245
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		616	624,084
Series 2006-C26, Class A1A 6.009%, 6/15/45		140	144,663
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		456	463,821

Series 2014-C20, Class A2 3.036%, 5/15/47	U.S.$	206	$213,784

			11,339,887

NON-AGENCY FLOATING RATE CMBS–0.5%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.506%, 11/15/19(b)(f)		169	169,331
Commercial Mortgage Trust Series 2014-KYO, Class A 1.088%, 6/11/27(b)(f)		208	208,278
Series 2014-SAVA, Class A 1.336%, 6/15/34(b)(f)		191	191,181
H/2 Asset Funding NRE Series 2015-1A 1.837%, 6/24/49(b)(f)		256	256,100
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.106%, 6/15/29(b)(f)		339	$338,089
PFP III Ltd. Series 2014-1, Class A 1.356%, 6/14/31(b)(f)		176	175,328
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.236%, 4/15/32(b)(f)		157	156,453
Starwood Retail Property Trust Series 2014-STAR, Class A 1.402%, 11/15/27(b)(f)		183	182,263

			1,677,023

Total Commercial Mortgage-Backed Securities (cost $13,303,483)			13,016,910

COLLATERALIZED MORTGAGE OBLIGATIONS–1.7%
GSE RISK SHARE FLOATING RATE–0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.437%, 11/25/23(f)		340	344,079
Series 2014-DN3, Class M3 4.187%, 8/25/24(f)		330	325,781
Series 2014-DN4, Class M3 4.737%, 10/25/24(f)		250	255,766
Series 2015-DNA1, Class M3 3.487%, 10/25/27(f)		260	253,221

AB Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA2, Class M2 2.787%, 12/25/27(f)	U.S.$	639	$640,447
Series 2015-HQ1, Class M2 2.387%, 3/25/25(f)		388	381,610
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.387%, 7/25/24(f)		105	104,978
Series 2014-C04, Class 1M2 5.087%, 11/25/24(f)		180	185,162
Series 2014-C04, Class 2M2 5.187%, 11/25/24(f)		75	77,422
Series 2015-C01, Class 1M2 4.487%, 2/25/25(f)		155	153,636
Series 2015-C01, Class 2M2 4.737%, 2/25/25(f)		138	139,504
Series 2015-C02, Class 2M2 4.185%, 5/25/25(f)		185	179,745

			3,041,351

NON-AGENCY FIXED RATE–0.6%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		49	46,643
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		130	119,488
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		84	83,220
Series 2006-24CB, Class A16 5.75%, 6/25/36		199	177,673
Series 2006-28CB, Class A14 6.25%, 10/25/36		137	116,367
Series 2006-J1, Class 1A13 5.50%, 2/25/36		124	111,708
Series 2007-2CB, Class 2A4 5.75%, 3/25/37		109	96,607
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		64	55,537
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.614%, 5/25/35		27	26,334

Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36	U.S.$	111	$102,489
Series 2006-13, Class 1A18 6.25%, 9/25/36		159	145,109
Series 2006-13, Class 1A19 6.25%, 9/25/36		57	52,189
Series 2007-HYB2, Class 3A1 2.585%, 2/25/47		283	249,187
CSMC Series 2010-6R Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)		152	127,708
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		229	192,288
JPMorgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		87	78,112
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(b)		214	178,845
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		82	80,338

			2,039,842

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.377%, 12/25/36(f)		396	250,141
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.437%, 3/25/35(f)		190	169,044
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.307%, 7/25/36(f)		289	231,811
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 7.042%, 5/26/37(b)(i)		187	152,193

			803,189

AGENCY FIXED RATE–0.0%
Federal National Mortgage Association REMICs Series 2010-117, Class DI 4.50%, 5/25/25(j)		913	96,645

Total Collateralized Mortgage Obligations (cost $6,019,813)			5,981,027

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

CORPORATES– NON-INVESTMENT GRADE–1.3%
FINANCIAL INSTITUTIONS –0.8%
BANKING–0.7%
Bank of America Corp. Series Z 6.50%, 10/23/24(g)	U.S.$		79	$81,765
Bank of Ireland 1.787%, 9/22/15(e)(f)		CAD	185	143,675
Barclays Bank PLC 6.86%, 6/15/32(b)(g)	U.S.$		44	49,390
7.625%, 11/21/22			239	272,173
7.75%, 4/10/23			305	330,544
Citigroup, Inc. Series P 5.95%, 5/15/25(g)			130	125,125
Credit Agricole SA 7.875%, 1/23/24(b)(g)			205	209,869
HBOS Capital Funding LP 4.939%, 5/23/16(g)		EUR	298	330,564
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)	U.S.$		339	329,353
LBG Capital No.1 PLC 8.00%, 6/15/20(b)(g)			94	107,630
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)			215	237,175
Societe Generale SA 5.922%, 4/05/17(b)(g)			100	102,375
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(b)			230	242,849

				2,562,487

FINANCE – 0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17			200	211,750
International Lease Finance Corp. 5.875%, 4/01/19			93	99,157

				310,907

				2,873,394

INDUSTRIAL–0.4%
BASIC–0.0%
Novelis, Inc. 8.375%, 12/15/17			29	30,051

COMMUNICATIONS– MEDIA–0.0%
CSC Holdings LLC 8.625%, 2/15/19			44	49,885

COMMUNICATIONS–TELE– COMMUNICATIONS–0.3%
Numericable-SFR SAS 5.375%, 5/15/22(b)		EUR	195	220,657
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$		370	377,400

Sprint Corp. 7.875%, 9/15/23	U.S.$		205	$199,936
Telecom Italia Capital SA 6.00%, 9/30/34			65	63,252

				861,245

CONSUMER CYCLICAL– AUTOMOTIVE–0.0%
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20			60	62,730

CONSUMER CYCLICAL–OTHER–0.1%
KB Home 4.75%, 5/15/19			107	106,198
MCE Finance Ltd. 5.00%, 2/15/21(b)			210	200,025

				306,223

CONSUMER NON- CYCLICAL–0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18			56	57,400

ENERGY–0.0%
SM Energy Co. 6.50%, 1/01/23			14	14,350
Transocean, Inc. 6.50%, 11/15/20			135	125,044

				139,394

TECHNOLOGY–0.0%
Advanced Micro Devices, Inc. 6.75%, 3/01/19			104	94,380

				1,601,308

UTILITY–0.1%
ELECTRIC–0.1%
AES Corp./VA 7.375%, 7/01/21			119	130,602
NRG Energy, Inc. Series WI 6.25%, 5/01/24			92	91,310

				221,912

Total Corporates–Non-Investment Grade (cost $4,744,248)				4,696,614

INFLATION-LINKED SECURITIES–1.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $4,205,779)			4,125	4,178,974

QUASI-SOVEREIGNS–0.4%
QUASI-SOVEREIGN BONDS–0.4%
CHILE–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(b)			340	357,331

AB Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)	U.S.$	460	$509,818

MEXICO–0.1%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		217	216,692

UNITED ARAB EMIRATES–0.1%
IPIC GMTN Ltd. 3.75%, 3/01/17(b)		465	481,856

Total Quasi-Sovereigns (cost $1,475,155)			1,565,697

GOVERNMENTS– SOVEREIGN AGENCIES–0.3%
MOROCCO–0.1%
OCP SA 5.625%, 4/25/24(b)		335	349,278

ISRAEL–0.1%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(b)		320	324,160

BRAZIL–0.1%
Petrobras Global Finance BV 5.75%, 1/20/20		253	250,683

CANADA–0.0%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		125	126,875

COLOMBIA–0.0%
Ecopetrol SA 5.875%, 5/28/45		94	83,072

Total Governments–Sovereign Agencies (cost $1,134,306)			1,134,068

LOCAL GOVERNMENTS– MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
State of California (State of California) Series 2010 7.625%, 3/01/40 (cost $350,523)		345	505,297

EMERGING MARKETS– CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
COMMUNICATIONS– TELE- COMMUNICATIONS–0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(b)		200	210,500

CONSUMER NON-CYCLICAL–0.0%
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)	U.S.$	195	$199,232

Total Emerging Markets–Corporate Bonds (cost $391,452)			409,732

		Shares
PREFERRED STOCKS–0.1%
FINANCIAL INSTITUTIONS–0.1%
INSURANCE–0.1%
Allstate Corp. (The) 5.10% (cost $179,024)		6,700	167,969

		Principal Amount (000)
GOVERNMENTS– SOVEREIGN BONDS–0.0%
MEXICO–0.0%
Mexico Government International Bond 5.95%, 3/19/19 (cost $93,294)	U.S.$	82	91,963

SHORT-TERM INVESTMENTS–6.3%
TIME DEPOSIT–5.9%
State Street Time Deposit 0.01%, 7/01/15 (cost $21,064,236)		21,064	21,064,236

COMMERCIAL PAPER–0.3%
Banque Caisse Depargne Letat C Zero Coupon, 9/01/15 (cost $1,181,389)		1,182	1,181,389

CERTIFICATES OF DEPOSIT–0.1%
Royal Bank Of Canada/New York 0.285%, 9/10/15(f) (cost $358,049)		358	358,049

Total Short-Term Investments (cost $22,603,674)			22,603,674

Total Investments Before Security Lending Collateral for Securities Loaned–105.0% (cost $333,777,722)			377,121,654

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.5%
INVESTMENT COMPANIES–1.5%
AB Exchange Reserves–Class I, 0.07%(k)(l) (cost $5,466,245)	5,466,245	$5,466,245

TOTAL INVESTMENTS–106.5% (cost $339,243,967)		382,587,899
Other assets less liabilities–(6.5)%		(23,336,104)

NET ASSETS–100.0%		$359,251,795

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Year Canadian Bond Futures	12	September 2015	$1,334,184	$1,345,076	$10,892
U.S. T-Note 2 Yr (CBT) Futures	14	September 2015	3,059,458	3,065,125	5,667
U.S. T-Note 5 Yr (CBT) Futures	77	September 2015	9,160,942	9,182,852	21,910
U.S. Ultra Bond (CBT) Futures	18	September 2015	2,821,667	2,773,125	(48,542)
Sold Contracts
Euro-BOBL Futures	17	September 2015	2,456,169	2,455,858	311
U.S. T-Note 10 Yr (CBT) Futures	49	September 2015	6,201,490	6,182,422	19,068

					$9,306

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	400,000	USD	3,355	7/15/15	$86,395
Barclays Bank PLC	RUB	5,181	USD	94	7/22/15	1,018
Barclays Bank PLC	TWD	2,348	USD	76	8/13/15	(247)
BNP Paribas SA	GBP	241	USD	378	8/13/15	(904)
BNP Paribas SA	USD	753	CNY	4,627	8/13/15	2,232
BNP Paribas SA	USD	1,740	GBP	1,132	8/13/15	37,802
Citibank	EUR	618	USD	694	7/30/15	5,345
Citibank	USD	1,709	AUD	2,149	8/13/15	(54,718)
Citibank	USD	34	SEK	279	8/13/15	16
Credit Suisse International	BRL	1,655	USD	534	7/02/15	1,116

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	534	BRL	1,655	7/02/15	$(1,563)
Credit Suisse International	BRL	1,655	USD	528	8/04/15	1,733
Credit Suisse International	USD	526	SEK	4,361	8/13/15	346
Deutsche Bank AG	USD	1,352	JPY	167,057	8/13/15	14,144
Deutsche Bank AG	JPY	47,822	USD	386	9/17/15	(5,101)
Goldman Sachs Bank USA	JPY	109,498	USD	885	8/13/15	(10,170)
HSBC Bank USA	HKD	12,585	USD	1,623	8/13/15	(44)
HSBC Bank USA	USD	501	NZD	670	8/13/15	(48,186)
Morgan Stanley & Co., Inc.	BRL	970	USD	313	7/02/15	654
Morgan Stanley & Co., Inc.	BRL	970	USD	305	7/02/15	(7,100)
Morgan Stanley & Co., Inc.	USD	311	BRL	970	7/02/15	1,040
Morgan Stanley & Co., Inc.	USD	313	BRL	970	7/02/15	(654)
Morgan Stanley & Co., Inc.	BRL	970	USD	307	8/04/15	(917)
Morgan Stanley & Co., Inc.	USD	1,170	JPY	140,193	8/13/15	(24,373)
Morgan Stanley & Co., Inc.	USD	74	TWD	2,307	8/13/15	506
Royal Bank of Scotland PLC	RUB	4,155	USD	75	7/22/15	(173)
Royal Bank of Scotland PLC	ILS	1,340	USD	346	8/13/15	(8,843)
Royal Bank of Scotland PLC	JPY	58,812	USD	488	8/13/15	7,668
Royal Bank of Scotland PLC	KRW	458,543	USD	424	8/13/15	15,085
Royal Bank of Scotland PLC	KRW	247,889	USD	221	8/13/15	(548)
Royal Bank of Scotland PLC	TWD	20,706	USD	674	8/13/15	2,931
Royal Bank of Scotland PLC	USD	589	GBP	384	8/13/15	14,282
Standard Chartered Bank	CNY	1,338	USD	217	8/13/15	(1,808)
Standard Chartered Bank	GBP	793	USD	1,208	8/13/15	(37,288)
Standard Chartered Bank	JPY	182,678	USD	1,530	8/13/15	36,446
Standard Chartered Bank	USD	867	JPY	103,557	8/13/15	(20,660)
Standard Chartered Bank	USD	673	SEK	5,495	8/13/15	(9,186)
State Street Bank & Trust Co.	BRL	1,655	USD	521	7/02/15	(11,937)
State Street Bank & Trust Co.	CAD	295	USD	239	7/23/15	2,932
State Street Bank & Trust Co.	AUD	194	USD	153	8/13/15	3,481
State Street Bank & Trust Co.	AUD	364	USD	277	8/13/15	(2,708)
State Street Bank & Trust Co.	CAD	363	USD	291	8/13/15	610
State Street Bank & Trust Co.	CNY	3,289	USD	534	8/13/15	(2,803)
State Street Bank & Trust Co.	EUR	1,614	USD	1,828	8/13/15	27,498
State Street Bank & Trust Co.	EUR	169	USD	182	8/13/15	(6,308)
State Street Bank & Trust Co.	GBP	151	USD	238	8/13/15	398
State Street Bank & Trust Co.	GBP	394	USD	591	8/13/15	(27,410)
State Street Bank & Trust Co.	HKD	570	USD	74	8/13/15	4
State Street Bank & Trust Co.	HKD	1,435	USD	185	8/13/15	(19)
State Street Bank & Trust Co.	JPY	35,254	USD	294	8/13/15	6,035
State Street Bank & Trust Co.	NOK	1,546	USD	208	8/13/15	11,348
State Street Bank & Trust Co.	NZD	670	USD	466	8/13/15	13,712
State Street Bank & Trust Co.	SEK	799	USD	98	8/13/15	1,065
State Street Bank & Trust Co.	USD	763	CHF	694	8/13/15	(19,044)
State Street Bank & Trust Co.	USD	552	EUR	502	8/13/15	7,971
State Street Bank & Trust Co.	USD	347	EUR	307	8/13/15	(4,119)
State Street Bank & Trust Co.	USD	76	HKD	593	8/13/15	25
State Street Bank & Trust Co.	USD	171	ILS	663	8/13/15	4,265
State Street Bank & Trust Co.	USD	236	JPY	29,546	8/13/15	5,962
State Street Bank & Trust Co.	USD	91	KRW	100,408	8/13/15	(1,840)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	426	NOK	3,232	8/13/15	$(13,973)
State Street Bank & Trust Co.	AUD	642	USD	495	9/17/15	1,757
State Street Bank & Trust Co.	AUD	370	USD	282	9/17/15	(2,633)
State Street Bank & Trust Co.	EUR	802	USD	909	9/17/15	13,962
State Street Bank & Trust Co.	JPY	24,633	USD	201	9/17/15	(473)
State Street Bank & Trust Co.	NOK	1,045	USD	135	9/17/15	1,746
State Street Bank & Trust Co.	SEK	3,887	USD	472	9/17/15	2,062
State Street Bank & Trust Co.	USD	559	EUR	489	9/17/15	(12,781)
UBS AG	CHF	498	USD	534	8/13/15	449
UBS AG	EUR	439	USD	491	8/13/15	1,752
UBS AG	USD	353	CHF	330	8/13/15	526
UBS AG	USD	829	SGD	1,100	8/13/15	(12,586)
UBS AG	EUR	534	USD	588	9/17/15	(8,410)
UBS AG	USD	426	GBP	279	9/17/15	11,662

						$(11,546)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.53%	$2,784	$(224,703)	$(146,819)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.61	4,100	(62,198)	(16,141)

				$(286,901)	$(162,960)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	6,090	3/10/17	0.973%	3 Month CDOR	$(7,141)
Morgan Stanley & Co., LLC/(CME Group)	AUD	8,060	3/11/17	2.140%	3 Month BBSW	1
Morgan Stanley & Co., LLC/(CME Group)	CAD	5,740	6/05/17	1.504%	3 Month CDOR	(14,000)
Morgan Stanley & Co., LLC/(CME Group)	NZD	11,300	6/09/17	3.366%	3 Month BKBM	(36,293)
Morgan Stanley & Co., LLC/(CME Group)	AUD	7,220	6/09/17	2.218%	3 Month BBSW	(7,010)
Morgan Stanley & Co., LLC/(CME Group)	GBP	2,090	6/05/20	6 Month LIBOR	1.651%	(3,350)

AB Variable Products Series Fund

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	1,230	3/11/25	6 Month BBSW	2.973%	$(26,670)
Morgan Stanley & Co., LLC/(CME Group)	NZD	2,640	6/09/25	3 Month BKBM	4.068%	24,672
Morgan Stanley & Co., LLC/(CME Group)	AUD	780	6/09/25	6 Month BBSW	3.384%	2,324
Morgan Stanley & Co., LLC/(CME Group)	USD	570	6/09/25	2.483%	3 Month LIBOR	(2,748)
Morgan Stanley & Co., LLC/(CME Group)		430	6/09/25	2.488%	3 Month LIBOR	(2,249)
Morgan Stanley & Co., LLC/(CME Group)	GBP	190	6/05/45	2.396%	6 Month LIBOR	(4,797)

						$(77,261)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	6.29%	$104	$4,663	$6,924	$(2,261)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.55	198	(10,184)	(10,024)	(160)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.55	172	(8,846)	(8,397)	(449)
Sale Contracts
BNP Paribas:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.39	530	7,350	(7,980)	15,330
Credit Suisse International:
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.61	142	2,031	(1,524)	3,555

				$(4,986)	$(21,001)	$16,015

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$1,920	3/04/16	CPI#	1.170%	$4,143

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

INTEREST RATE SWAPS (see Note D)

Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank	BRL	11,400	1/02/17	CDI	13.190%	$(28,760)
Citibank		5,300	1/04/21	12.305%	CDI	6,150
JPMorgan Chase Bank		$1,970	1/30/17	1.059%	3 Month LIBOR	(17,734)
JPMorgan Chase Bank		2,200	2/07/22	2.043%	3 Month LIBOR	(12,535)

						$(52,879)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate market value of these securities amounted to $25,513,501 or 7.1% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Floating Rate Security. Stated interest rate was in effect at June 30, 2015.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Variable rate coupon, rate shown as of June 30, 2015.

(j)	IO - Interest Only

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDI—Brazil CETIP Interbank Deposit Rate

AB Variable Products Series Fund

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CFC—Customer Facility Charge

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

GDR—Global Depositary Receipt

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $339,243,967)	$377,121,654	(a)
Affiliated issuers (cost $5,466,245—investment of cash collateral for securities loaned)	5,466,245
Cash	277,714
Cash collateral due from broker	350,805
Foreign currencies, at value (cost $3,931,987)	3,918,430
Receivable for investment securities sold and foreign currency transactions	20,158,880
Interest and dividends receivable	1,258,711
Unrealized appreciation on forward currency exchange contracts	347,981
Receivable for capital stock sold	85,906
Unrealized appreciation on credit default swaps	18,885
Upfront premium paid on credit default swaps	6,924
Unrealized appreciation on interest rate swaps	6,150
Unrealized appreciation on inflation swaps	4,143
Receivable for variation margin on exchange-traded derivatives	2,109
Receivable from class action settlement proceeds	93,680

Total assets	409,118,217

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	43,242,297
Payable for collateral received on securities loaned	5,466,245
Unrealized depreciation on forward currency exchange contracts	359,527
Payable for capital stock redeemed	293,576
Advisory fee payable	164,970
Distribution fee payable	67,501
Unrealized depreciation on interest rate swaps	59,029
Upfront premium received on credit default swaps	27,925
Administrative fee payable	10,173
Payable for variation margin on exchange-traded derivatives	9,808
Unrealized depreciation on credit default swaps	2,870
Transfer Agent fee payable	107
Accrued expenses	162,394

Total liabilities	49,866,422

NET ASSETS	$359,251,795

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,003
Additional paid-in capital	266,793,481
Undistributed net investment income	8,658,421
Accumulated net realized gain on investment and foreign currency transactions	46,187,165
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	37,583,725

	$359,251,795

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$35,914,278	2,871,307	$12.51
B	$323,337,517	26,131,887	$12.37

(a)	Includes securities on loan with a value of $5,324,791 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $121,196)	$2,619,993
Affiliated issuers	1,814
Interest	1,878,793
Securities lending income	60,225
Other income	86

4,560,911

EXPENSES
Advisory fee (see Note B)	1,001,752
Distribution fee—Class B	409,492
Transfer agency—Class A	348
Transfer agency—Class B	3,105
Custodian	131,658
Printing	39,107
Audit and tax	38,937
Administrative	25,383
Legal	13,895
Directors’ fees	8,324
Miscellaneous	20,000

Total expenses	1,692,001

Net investment income	2,868,910

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	15,422,621
Securities sold short	(17,070)
Futures	(92,255)
Swaps	(19,420)
Foreign currency transactions	557,317
Net change in unrealized appreciation/depreciation of:
Investments	(8,320,752)
Futures	15,196
Swaps	(115,285)
Foreign currency denominated assets and liabilities	(368,753)

Net gain on investment and foreign currency transactions	7,061,599

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,930,509

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,868,910		$6,572,228
Net realized gain on investment transactions and foreign currency transactions	15,851,193		35,996,053
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,789,594)		(16,295,930)
Contributions from Affiliates (see Note B)	–0	–	4,610

Net increase in net assets from operations	9,930,509		26,276,961
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,044,211)
Class B	–0	–	(8,162,972)
Net realized gain on investment transactions
Class A	–0	–	(5,792,408)
Class B	–0	–	(52,203,889)
Capital Stock Transactions
Net increase (decrease)	(15,923,328)		13,594,406

Total decrease	(5,992,819)		(27,332,113)
NET ASSETS
Beginning of period	365,244,614		392,576,727

End of period (including undistributed net investment income of $8,658,421 and $5,789,511, respectively)	$359,251,795		$365,244,614

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Balanced Wealth Strategy Portfolio. The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

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NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Consumer Discretionary	$27,085,410		$10,545,019		$–0	–	$37,630,429
Financials	22,476,158		11,660,900		–0	–	34,137,058
Information Technology	28,967,555		3,776,589		–0	–	32,744,144
Health Care	21,345,988		3,985,313		–0	–	25,331,301
Industrials	14,580,443		9,176,671		–0	–	23,757,114
Consumer Staples	9,432,604		4,185,009		–0	–	13,617,613
Equity: Other	6,608,169		6,239,531		82,311		12,930,011
Energy	8,057,305		1,913,148		–0	–	9,970,453
Retail	3,770,522		3,115,333		–0	–	6,885,855
Residential	4,550,293		2,130,146		–0	–	6,680,439
Utilities	4,301,323		1,037,261		–0	–	5,338,584
Telecommunication Services	2,246,292		3,016,500		–0	–	5,262,792
Materials	2,314,115		2,815,365		–0	–	5,129,480
Office	2,089,813		1,516,232		–0	–	3,606,045
Lodging	2,179,284		143,073		–0	–	2,322,357
Mortgage	714,508		–0	–	–0	–	714,508
Financial: Other	267,906		–0	–	–0	–	267,906
Real Estate	–0	–	104,238		–0	–	104,238
Corporates—Investment Grade	–0	–	31,189,689		–0	–	31,189,689
Mortgage Pass—Throughs	–0	–	26,658,343		–0	–	26,658,343
Governments—Treasuries	–0	–	20,719,228		–0	–	20,719,228
Asset-Backed Securities	–0	–	15,989,444		1,782,698		17,772,142
Commercial Mortgage-Backed Securities	–0	–	9,829,864		3,187,046		13,016,910
Collateralized Mortgage Obligations	–0	–	96,645		5,884,382		5,981,027
Corporates—Non-Investment Grade	–0	–	4,696,614		–0	–	4,696,614
Inflation-Linked Securities	–0	–	4,178,974		–0	–	4,178,974
Quasi-Sovereigns	–0	–	1,565,697		–0	–	1,565,697
Governments—Sovereign Agencies	–0	–	1,134,068		–0	–	1,134,068
Local Governments—Municipal Bonds	–0	–	505,297		–0	–	505,297
Emerging Markets—Corporate Bonds	–0	–	409,732		–0	–	409,732
Preferred Stocks	167,969		–0	–	–0	–	167,969
Governments—Sovereign Bonds	–0	–	91,963		–0	–	91,963
Short-Term Investments:
Time Deposit	–0	–	21,064,236		–0	–	21,064,236
Commercial Paper	–0	–	1,181,389		–0	–	1,181,389
Certificates of Deposit	–0	–	358,049		–0	–	358,049
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,466,245		–0	–	–0	–	5,466,245

Total Investments in Securities	166,621,902		205,029,560		10,936,437		382,587,899

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NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Other Financial Instruments*:
Assets:
Futures	$57,848		$–0	–	$–0	–	$57,848	#
Forward Currency Exchange Contracts	–0	–	347,981		–0	–	347,981
Centrally Cleared Interest Rate Swaps	–0	–	26,997		–0	–	26,997	#
Credit Default Swaps	–0	–	18,885		–0	–	18,885
Inflation (CPI) Swaps	–0	–	4,143		–0	–	4,143
Interest Rate Swaps	–0	–	6,150		–0	–	6,150
Liabilities:
Futures	(48,542)		–0	–	–0	–	(48,542	)#
Forward Currency Exchange Contracts	–0	–	(359,527)		–0	–	(359,527)
Centrally Cleared Credit Default Swaps	–0	–	(162,960)		–0	–	(162,960	)#
Centrally Cleared Interest Rate Swaps	–0	–	(104,258)		–0	–	(104,258	)#
Credit Default Swaps	–0	–	(2,870)		–0	–	(2,870)
Interest Rate Swaps	–0	–	(59,029)		–0	–	(59,029)

Total^	$166,631,208		$204,745,072		$10,936,437		$382,312,717

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Asset- Backed Securities	Commercial Mortgage- Backed Securities
Balance as of 12/31/14	$83,861		$2,438,554	$2,402,381
Accrued discounts/(premiums)	–0	–	2,961	(3,774)
Realized gain (loss)	–0	–	(6,181)	(985)
Change in unrealized appreciation/depreciation	(1,550)		3,578	(33,756)
Purchases/Payups	–0	–	399,572	830,974
Sales/Paydowns	–0	–	(900,837)	(7,794)
Transfers in to Level 3	–0	–	251,658	–0	–
Transfers out of Level 3	–0	–	(406,607)	–0	–

Balance as of 6/30/15	$82,311		$1,782,698	$3,187,046

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15 *	$(1,550)		$4,301	$(33,756)

AB Variable Products Series Fund

	Collateralized Mortgage Obligation		Total
Balance as of 12/31/14	$3,905,817		$8,830,613
Accrued discounts/(premiums)	9,206		8,393
Realized gain (loss)	(8,232)		(15,398)
Change in unrealized appreciation/depreciation	23,846		(7,882)
Purchases/Payups	2,766,148		3,996,694
Sales/Paydowns	(812,403)		(1,721,034)
Transfers in to Level 3	–0	–	251,658
Transfers out of Level 3	–0	–	(406,607)

Balance as of 6/30/15	$5,884,382		$10,936,437 +

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15*	$14,575		$(16,430)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at June 30, 2015. Securities priced by third party vendors or using prior transaction are excluded from the following table.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/15	Valuation Technique	Unobservable Input	Range/ Weighted Average
Common Stocks	$82,311	Market Approach	Last Traded Price	HKD 1.56 / NA

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains

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NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2015, there were no expenses waived by the Adviser.

During the six month ended December 31, 2014, the Adviser reimbursed the Fund $4,610 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,383.

AB Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $120,090, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$94,673,798	$101,136,285
U.S. government securities	180,903,572	178,248,618

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Gross unrealized appreciation	$45,626,060
Gross unrealized depreciation	(7,748,373)

Net unrealized appreciation	$37,877,687

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2015, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are

AB Variable Products Series Fund

settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended June 30, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

AB Variable Products Series Fund

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$84,845	*	Receivable/Payable for variation margin on exchange-traded derivatives	$152,800	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	162,960	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	347,981		Unrealized depreciation on forward currency exchange contracts	359,527
Interest rate contracts	Unrealized appreciation on interest rate swaps	6,150		Unrealized depreciation on interest rate swaps	59,029
Interest rate contracts	Unrealized appreciation on inflation swaps	4,143
Credit contracts	Unrealized appreciation on credit default swaps	18,885		Unrealized depreciation on credit default swaps	2,870

Total		$462,004			$737,186

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(92,255)	$15,196
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	527,923	(535,057)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(27,632)	(88,395)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	8,212	(26,890)

Total		$416,248	$(635,146)

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2015:

Futures:
Average original value of buy contracts	$18,572,490
Average original value of sale contracts	$8,280,163
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,770,281
Average principal amount of sale contracts	$28,113,065
Interest Rate Swaps:
Average notional amount	$6,477,894
Inflation Swaps:
Average notional amount	$1,920,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,843,255
Credit Default Swaps:
Average notional amount of buy contracts	$474,000	(b)
Average notional amount of sale contracts	$671,784
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,929,571

(a)	Positions were open for four months during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$2,109	$–0	–	$–0	–	$–0	–	$2,109

Total	$2,109	$–0	–	$–0	–	$–0	–	$2,109

OTC Derivatives:
Bank of America, NA	$86,395	$–0	–	$–0	–	$–0	–	$86,395
Barclays Bank PLC	5,161	(247)		–0	–	–0	–	4,914
BNP Paribas SA	47,384	(904)		–0	–	–0	–	46,480
Citibank	16,174	(16,174)		–0	–	–0	–	–0	–
Credit Suisse International	5,226	(1,563)		–0	–	–0	–	3,663
Deutsche Bank AG	14,144	(5,101)		–0	–	–0	–	9,043
Morgan Stanley & Co., Inc.	2,200	(2,200)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	39,966	(9,564)		–0	–	–0	–	30,402
Standard Chartered Bank	36,446	(36,446)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	104,833	(104,833)		–0	–	–0	–	–0	–
UBS AG	14,389	(14,389)		–0	–	–0	–	–0	–

Total	$372,318	$(191,421)		$–0	–	$–0	–	$180,897	^

AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$9,666	$–0	–	$(9,666)		$–0	–	$–0	–

Total	$9,666	$–0	–	$(9,666)		$–0	–	$–0	–

OTC Derivatives:
Barclays Bank PLC	$247	$(247)		$–0	–	$–0	–	$–0	–
BNP Paribas SA	904	(904)		–0	–	–0	–	–0	–
Citibank	102,508	(16,174)		–0	–	(39,068)		47,266
Credit Suisse International	1,563	(1,563)		–0	–	–0	–	–0	–
Deutsche Bank AG	5,101	(5,101)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	10,170	–0	–	–0	–	–0	–	10,170
HSBC Bank USA	48,230	–0	–	–0	–	–0	–	48,230
JPMorgan Chase Bank	30,269	–0	–	–0	–	–0	–	30,269
Morgan Stanley & Co., Inc.	33,044	(2,200)		–0	–	–0	–	30,844
Royal Bank of Scotland PLC	9,564	(9,564)		–0	–	–0	–	–0	–
Standard Chartered Bank	68,942	(36,446)		–0	–	–0	–	32,496
State Street Bank & Trust Co.	106,048	(104,833)		–0	–	–0	–	1,215
UBS AG	20,996	(14,389)		–0	–	–0	–	6,607

Total	$437,586	$(191,421)		$–0	–	$(39,068)		$207,097	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at June 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended June 30, 2015, the Portfolio earned drop income of $217,879 which is included in interest income in the accompanying statement of operations.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

4. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market prices at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio are liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $5,324,791 and had received cash collateral which has been invested into AB Exchange Reserves of $5,466,245. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $60,225 and $1,814 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$3,292	$25,781	$23,607	$5,466

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	57,280		33,121	$720,745		$438,040
Shares issued in reinvestment of dividends and distributions	–0	–	571,624	–0	–	6,836,617
Shares redeemed	(218,566)		(564,980)	(2,739,684)		(7,527,554)

Net increase (decrease)	(161,286)		39,765	$(2,018,939)		$(252,897)

AB Variable Products Series Fund

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class B
Shares sold	1,192,089		2,052,551	$14,771,882		$26,889,806
Shares issued in reinvestment of dividends and distributions	–0	–	5,089,954	–0	–	60,366,861
Shares redeemed	(2,319,537)		(5,629,147)	(28,676,271)		(73,409,364)

Net increase (decrease)	(1,127,448)		1,513,358	$(13,904,389)		$13,847,303

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$12,624,188	$12,623,135
Long-term capital gains	54,579,292	–0	–

Total taxable distributions paid	$67,203,480	$12,623,135

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,435,504
Undistributed capital gains	29,655,522
Accumulated capital and other losses	(162,766	)(a)
Unrealized appreciation/(depreciation)	43,570,541	(b)

Total accumulated earnings/(deficit)	$82,498,801

(a)	As of December 31, 2014, the Portfolio had cumulative deferred losses on straddles of $162,766.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, partnerships, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of corporate restructurings.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013		2012		2011		2010
Net asset value, beginning of period	$12.16		$13.77	$12.12		$10.90		$11.48		$10.66

Income From Investment Operations
Net investment income (a)	.11		.26	.23		.22		.23		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24		.71	1.74		1.25		(.53)		.88
Contributions from Affiliates	–0	–	.00 (b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.35		.97	1.97		1.47		(.30)		1.11

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.39)	(.32)		(.25)		(.28)		(.29)
Distributions from net realized gain on investment transactions	–0	–	(2.19)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(2.58)	(.32)		(.25)		(.28)		(.29)

Net asset value, end of period	$12.51		$12.16	$13.77		$12.12		$10.90		$11.48

Total Return
Total investment return based on net asset value (c)	2.88	%*	7.37%*	16.49%		13.63%		(2.81	)%*	10.61	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,914		$36,882	$41,222		$41,801		$55,395		$68,914
Ratio to average net assets of:
Expenses	.70	%^	.71%	.65%		.65%		.66%		.68	%+
Net investment income	1.80	%^	1.96%	1.76%		1.91%		2.03%		2.14	%+
Portfolio turnover rate **	77%		114%	117%		90%		94%		101%

See footnote summary on page 48.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013		2012		2011		2010
Net asset value, beginning of period	$12.05		$13.65	$12.01		$10.80		$11.38		$10.58

Income From Investment Operations
Net investment income (a)	.10		.22	.19		.19		.20		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.71	1.74		1.24		(.53)		.87
Contributions from Affiliates	–0	–	.00 (b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.32		.93	1.93		1.43		(.33)		1.07

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.34)	(.29)		(.22)		(.25)		(.27)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(2.19)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(2.53)	(.29)		(.22)		(.25)		(.27)

Net asset value, end of period	$12.37		$12.05	$13.65		$12.01		$10.80		$11.38

Total Return
Total investment return based on net asset value (c)	2.66	%*	7.11%*	16.27%		13.38%		(3.06	)%*	10.30	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$323,338		$328,363	$351,355		$508,141		$483,047		$518,572
Ratio to average net assets of:
Expenses	.95	%^	.96%	.90%		.90%		.91%		.93	%+
Net investment income	1.55	%^	1.71%	1.49%		1.67%		1.78%		1.89	%+
Portfolio turnover rate **	77%		114%	117%		90%		94%		101%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2015 and years ended December 31, 2014, December 31, 2011 and December 31, 2010 by 0.03%, 0.01%, 0.02% and 0.03%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

1	The information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio	Net Assets 06/30/14 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Category
Balanced Wealth Strategy Portfolio	$388.5	0.55% on 1st $2.5 billion	Balanced
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,156 (0.010% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. All share classes of the Portfolio were operating below their expense caps during the most recently completed fiscal year. Accordingly, the expense limitation was of no effect. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/13)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75%	0.65%	December 31
	Class B 1.00%	0.90%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 However, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB Variable Products Series Fund

The Adviser manages The AllianceBernstein Portfolios—Balanced Wealth Strategy (“TAP—Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio.6 The Adviser also manages AllianceBernstein Global Risk Allocation Fund, Inc. (“Global Risk Allocation Fund, Inc.”), a retail mutual fund in the Balanced category. The advisory fee schedules of TAP—Balanced Wealth Strategy and Global Risk Allocation Fund, Inc. are shown in the table below.7

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	TAP—Balanced Wealth Strategy	0.55%on first $2.5 billion 0.45%on next $2.5 billion 0.40%on the balance

	Global Risk Allocation Fund, Inc.[8]	0.60%on first $200 million 0.50%on next $200 million 0.40%on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[9]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s contractual management fee11 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”)12.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	There was no change to the advisory fee schedule of AllianceBernstein Global Risk Allocation Fund, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

8	Prior to October 8, 2012, AllianceBernstein Global Risk Allocation Fund, Inc. was known as AllianceBernstein Balanced Shares, Inc. and had a different investment strategy that was similar to the Portfolio. The advisory fee schedule of the retail mutual fund was not affected by the NYAG settlement since the retail mutual fund had lower breakpoints than that of the NYAG related category

9	This ITM is privately placed or institutional.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio	Contractual Management Fee[13]	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy Portfolio	0.550	0.550	4/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy Portfolio	0.653	0.593	7/11	0.662	16/32

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $1,249,284 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $2,934,655 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A total expense ratio.

AB Variable Products Series Fund

distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2013.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The information prepared by Lipper shows the 1, 3 and 5 year net performance returns and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended May 31, 2014.22

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Balanced Wealth Strategy Portfolio
1 year	13.90	13.31	13.30	5/11	14/32
3 year	8.61	10.18	9.17	9/10	19/29
5 year	12.10	12.49	12.26	8/10	17/27

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2014.23

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	13.90	8.61	12.10	6.09
60% S&P 500 Stock Index / 40% Barclays U.S. Aggregate Index	13.16	10.60	13.11	7.09
S&P 500 Stock Index	20.45	15.15	18.40	7.72
Barclays U.S. Aggregate Index	2.71	3.55	4.96	4.93
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 29, 2014

20	The performance rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio shown were provided by Lipper.

21	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

VPS-BW-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A*
Actual	$1,000	$1,019.60	$4.11	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.73	$4.11	0.82%

Class B
Actual	$1,000	$1,018.90	$5.36	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.49	$5.36	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$94,937,396	18.1%
Inflation-Linked Securities	47,176,612	9.0
SPDR S&P 500 ETF Trust	27,510,823	5.2
iShares Core MSCI Emerging Markets ETF	20,117,423	3.8
Vanguard REIT ETF	10,601,573	2.0
iShares International Developed Real Estate ETF	9,330,925	1.8
iShares MSCI All Country Asia ex Japan ETF	6,679,890	1.3
Brazil Notas do Tesouro Nacional	3,064,560	0.6
Vanguard Small-Cap ETF	2,895,845	0.5
Apple, Inc.	2,772,645	0.5

	$225,087,692	42.8%

PORTFOLIO BREAKDOWN†

June 30, 2015 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
U.S. Large Cap	20.9%
International Large Cap	20.4
U.S. Mid-Cap	2.4
U.S. Small-Cap	2.5
Emerging Market Equities	5.0
Real Estate Equities	3.8

Sub-total	55.0

Fixed Income
U.S. Bonds	30.2
International Bonds	0.6
TIPS	9.0

Sub-total	39.8
Opportunistic Assets
High Yield	5.2

Total	100.0%

SECURITY TYPE BREAKDOWN‡

June 30, 2015 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$148,836,679	28.5%
Governments—Treasuries	98,001,956	18.8
Investment Companies	80,380,282	15.4
Inflation-Linked Securities	47,176,612	9.0
Options Purchased—Calls	381,461	0.1
Rights	586	0.0
Short-Term Investments	147,517,174	28.2

Total Investments	$522,294,750	100.0%

*	Long-term investments.

†	All data are as of June 30, 2015. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

‡	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–28.3%

FINANCIALS–6.1%
BANKS–2.8%
Aozora Bank Ltd.	6,000	$22,638
Australia & New Zealand Banking Group Ltd.	16,735	415,315
Banca Monte dei Paschi di Siena SpA(a)	15,452	30,109
Banco Bilbao Vizcaya Argentaria SA	38,399	378,382
Banco Comercial Portugues SA(a)(b)	230,718	20,167
Banco de Sabadell SA	29,722	71,992
Banco Espirito Santo SA (REG)(a)(c)(d)	10,016	–0	–*
Banco Popular Espanol SA	10,844	52,763
Banco Santander SA	87,371	614,569
Bank Hapoalim BM	4,812	25,898
Bank Leumi Le-Israel BM(a)	12,645	53,431
Bank of America Corp.	39,445	671,354
Bank of East Asia Ltd. (The)	9,600	41,940
Bank of Ireland(a)	199,710	80,842
Bank of Kyoto Ltd. (The)	2,000	23,006
Bank of Queensland Ltd.	3,683	36,239
Bank of Yokohama Ltd. (The)	5,000	30,620
Bankia SA(a)	22,531	28,685
Bankinter SA	3,048	22,607
Barclays PLC	99,698	408,627
BB&T Corp.	2,700	108,837
Bendigo & Adelaide Bank Ltd.	3,446	32,584
BNP Paribas SA	6,431	390,251
BOC Hong Kong Holdings Ltd.	22,500	93,936
CaixaBank SA	13,908	64,718
Chiba Bank Ltd. (The)	3,000	22,844
Citigroup, Inc.	11,379	628,576
Comerica, Inc.	650	33,358
Commerzbank AG(a)	6,474	82,761
Commonwealth Bank of Australia	9,843	645,474
Credit Agricole SA	6,256	93,402
Danske Bank A/S	3,980	117,000
DBS Group Holdings Ltd.	10,000	153,436
DNB ASA	5,944	98,989
Erste Group Bank AG(a)	1,696	48,321
Fifth Third Bancorp	3,090	64,334
Fukuoka Financial Group, Inc.	4,000	20,732
Gunma Bank Ltd. (The)	4,000	29,513
Hachijuni Bank Ltd. (The)	4,000	30,160
Hang Seng Bank Ltd.	4,600	89,842
Hiroshima Bank Ltd. (The)	5,000	29,856
HSBC Holdings PLC	116,255	1,040,995
Huntington Bancshares, Inc./OH	3,015	34,100
ING Groep NV	22,105	367,062
Intesa Sanpaolo SpA	70,654	256,579
Iyo Bank Ltd. (The)	2,000	24,554
Joyo Bank Ltd. (The)	3,000	16,798
JPMorgan Chase & Co.	14,115	956,432
KBC Groep NV	1,520	101,898

KeyCorp	3,275	$49,191
Lloyds Banking Group PLC	346,648	465,270
M&T Bank Corp.	515	64,339
Mitsubishi UFJ Financial Group, Inc.	77,400	556,851
Mizrahi Tefahot Bank Ltd.	973	12,059
Mizuho Financial Group, Inc.	140,100	303,139
National Australia Bank Ltd.	15,512	398,411
Natixis SA	9,006	64,999
Nordea Bank AB	18,440	229,979
Oversea-Chinese Banking Corp., Ltd.	18,000	135,935
People’s United Financial, Inc.	1,015	16,453
PNC Financial Services Group, Inc. (The)	2,030	194,169
Raiffeisen Bank International AG(a)(b)	718	10,448
Regions Financial Corp.	5,025	52,059
Resona Holdings, Inc.	13,400	73,085
Royal Bank of Scotland Group PLC(a)	15,350	84,878
Seven Bank Ltd.	5,324	24,646
Shinsei Bank Ltd.	12,000	24,183
Shizuoka Bank Ltd. (The)	4,000	41,755
Skandinaviska Enskilda Banken AB–Class A	9,222	117,962
Societe Generale SA	4,399	206,418
Standard Chartered PLC	14,996	240,152
Sumitomo Mitsui Financial Group, Inc.	7,700	342,798
Sumitomo Mitsui Trust Holdings, Inc.	20,000	91,492
SunTrust Banks, Inc.	1,990	85,610
Suruga Bank Ltd.	1,000	21,421
Svenska Handelsbanken AB–Class A	6,684	97,575
Swedbank AB–Class A	4,044	94,283
UniCredit SpA	26,697	179,427
Unione di Banche Italiane SCpA	5,202	41,742
United Overseas Bank Ltd.	8,000	136,872
US Bancorp/MN	6,765	293,601
Wells Fargo & Co.	17,825	1,002,478
Westpac Banking Corp.	18,875	467,005
Zions Bancorporation	730	23,167

		14,950,378

CAPITAL MARKETS–0.6%
3i Group PLC	7,720	62,641
Aberdeen Asset Management PLC	5,585	35,426
Affiliated Managers Group, Inc.(a)	207	45,250
Ameriprise Financial, Inc.	695	86,826
Bank of New York Mellon Corp. (The)	4,215	176,904
BlackRock, Inc.–Class A	477	165,032
Charles Schwab Corp. (The)	4,290	140,069
Credit Suisse Group AG (REG)(a)	9,269	255,708

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Daiwa Securities Group, Inc.	10,000	$74,807
Deutsche Bank AG (REG)	8,374	251,778
E*TRADE Financial Corp.(a)	1,020	30,549
Franklin Resources, Inc.	1,470	72,074
Goldman Sachs Group, Inc. (The)	1,538	321,119
Hargreaves Lansdown PLC	1,481	26,833
ICAP PLC	4,211	35,027
Invesco Ltd.	1,580	59,234
Investec PLC	2,464	22,139
Julius Baer Group Ltd.(a)	1,220	68,459
Legg Mason, Inc.	360	18,551
Macquarie Group Ltd.	1,755	109,960
Mediobanca SpA	12,965	127,117
Morgan Stanley	5,720	221,879
Nomura Holdings, Inc.	22,000	148,541
Northern Trust Corp.	810	61,933
Partners Group Holding AG	158	47,224
Schroders PLC	729	36,375
State Street Corp.	1,585	122,045
T Rowe Price Group, Inc.	975	75,787
UBS Group AG(a)	22,171	470,391

		3,369,678

CONSUMER FINANCE–0.1%
Acom Co., Ltd.(a)(b)	6,200	23,767
AEON Financial Service Co., Ltd.	800	22,196
American Express Co.	3,360	261,139
Capital One Financial Corp.	2,113	185,881
Credit Saison Co., Ltd.	700	14,987
Discover Financial Services	1,710	98,530
Navient Corp.	1,500	27,315

		633,815

DIVERSIFIED FINANCIAL SERVICES–0.5%
ASX Ltd.	1,453	44,686
Berkshire Hathaway, Inc.–Class B(a)	6,830	929,631
CME Group, Inc./IL–Class A	1,200	111,672
Deutsche Boerse AG	1,511	125,153
Eurazeo SA	1,243	82,561
EXOR SpA	1,279	61,098
Groupe Bruxelles Lambert SA	360	29,029
Hong Kong Exchanges and Clearing Ltd.	6,700	236,071
Industrivarden AB–Class C	996	18,770
Intercontinental Exchange, Inc.	466	104,202
Investment AB Kinnevik–Class B	2,015	63,734
Investor AB–Class B	1,705	63,572
Japan Exchange Group, Inc.	1,583	51,319
Leucadia National Corp.	1,105	26,829
London Stock Exchange Group PLC	1,899	70,644
McGraw Hill Financial, Inc.	1,010	101,455
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	19,140

Moody’s Corp.	695	$75,032
NASDAQ OMX Group, Inc. (The)	410	20,012
ORIX Corp.	8,040	119,390
Pargesa Holding SA	255	17,170
Singapore Exchange Ltd.	10,000	58,092
Wendel SA	398	48,906

		2,478,168

INSURANCE–1.2%
ACE Ltd.	1,285	130,659
Admiral Group PLC	819	17,846
Aegon NV	27,440	202,457
Aflac, Inc.	1,705	106,051
Ageas	1,646	63,508
AIA Group Ltd.	73,125	476,255
Allianz SE (REG)	2,771	432,140
Allstate Corp. (The)	1,600	103,792
American International Group, Inc.	5,352	330,861
AMP Ltd.	17,956	83,321
Aon PLC	1,115	111,143
Assicurazioni Generali SpA	5,214	93,976
Assurant, Inc.	260	17,420
Aviva PLC	24,265	187,942
Baloise Holding AG (REG)	277	33,775
Chubb Corp. (The)	910	86,577
Cincinnati Financial Corp.	560	28,101
CNP Assurances	4,544	76,052
Dai-ichi Life Insurance Co., Ltd. (The)	6,545	128,528
Direct Line Insurance Group PLC	9,979	52,651
Genworth Financial, Inc.–Class A(a)	1,785	13,512
Gjensidige Forsikring ASA	1,333	21,464
Hannover Rueck SE (REG)	377	36,489
Hartford Financial Services Group, Inc. (The)	1,675	69,630
Insurance Australia Group Ltd.	10,333	44,425
Legal & General Group PLC	36,049	140,954
Lincoln National Corp.	990	58,628
Loews Corp.	1,140	43,901
Mapfre SA	10,570	36,531
Marsh & McLennan Cos., Inc.	2,040	115,668
Medibank Pvt Ltd.(a)	33,575	52,025
MetLife, Inc.	4,220	236,278
MS&AD Insurance Group Holdings, Inc.	3,100	96,498
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,050	186,159
Old Mutual PLC	29,782	94,270
Principal Financial Group, Inc.	1,040	53,342
Progressive Corp. (The)	1,995	55,521
Prudential Financial, Inc.	1,715	150,097
Prudential PLC	15,581	375,495
QBE Insurance Group Ltd.	8,147	85,789

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

RSA Insurance Group PLC	7,994	$49,849
Sampo Oyj–Class A	2,714	127,902
SCOR SE	1,611	56,967
Sompo Japan Nipponkoa Holdings, Inc.	2,000	73,232
Sony Financial Holdings, Inc.	875	15,320
Standard Life PLC	11,878	82,826
Suncorp Group Ltd.	7,811	80,813
Swiss Life Holding AG(a)	249	57,016
Swiss Re AG	2,138	189,262
T&D Holdings, Inc.	2,600	38,759
Tokio Marine Holdings, Inc.	4,200	174,674
Torchmark Corp.	502	29,226
Travelers Cos., Inc. (The)	1,280	123,725
Tryg A/S	795	16,576
UnipolSai SpA	4,035	9,996
Unum Group	920	32,890
XL Group PLC	960	35,712
Zurich Insurance Group AG(a)	907	276,118

		6,200,594

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.6%
American Tower Corp.	1,515	141,334
Apartment Investment & Management Co.–Class A	525	19,388
AvalonBay Communities, Inc.	495	79,136
Boston Properties, Inc.	600	72,624
British Land Co. PLC (The)	5,864	73,043
CapitaLand Mall Trust	14,000	22,331
Crown Castle International Corp.	1,270	101,981
Dexus Property Group	3,880	21,833
Equity Residential	1,340	94,028
Essex Property Trust, Inc.	228	48,450
Federation Centres	48,865	109,952
Fonciere Des Regions	933	79,379
Gecina SA	253	31,181
General Growth Properties, Inc.	2,344	60,147
Goodman Group(b)	10,596	51,175
GPT Group (The)(b)	6,698	22,081
Hammerson PLC	4,761	46,012
HCP, Inc.	1,680	61,270
Health Care REIT, Inc.	1,225	80,397
Host Hotels & Resorts, Inc.	2,750	54,532
ICADE	449	32,116
Intu Properties PLC	5,825	28,139
Iron Mountain, Inc.	658	20,398
Japan Prime Realty Investment Corp.	7	21,734
Japan Real Estate Investment Corp.	8	36,306
Japan Retail Fund Investment Corp.	15	29,995
Kimco Realty Corp.	1,480	33,359
Klepierre	1,311	57,801
Land Securities Group PLC	4,798	90,726
Link REIT (The)	10,500	61,513
Macerich Co. (The)	510	38,046
Mirvac Group	40,488	57,682

Nippon Building Fund, Inc.	9	$39,389
Nippon Prologis REIT, Inc.	5	9,201
Plum Creek Timber Co., Inc.	630	25,559
Prologis, Inc.	1,870	69,377
Public Storage	580	106,935
Realty Income Corp.(b)	858	38,087
Scentre Group	33,577	96,994
Segro PLC	3,337	21,261
Simon Property Group, Inc.	1,166	201,741
SL Green Realty Corp.	376	41,319
Stockland(b)	14,259	45,026
Unibail-Rodamco SE	613	155,705
United Urban Investment Corp.	12	16,946
Ventas, Inc.	1,091	67,740
Vornado Realty Trust	685	65,027
Westfield Corp.	9,308	65,377
Weyerhaeuser Co.	1,940	61,110

		2,904,883

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aeon Mall Co., Ltd.	1,700	31,834
CapitaLand Ltd.	35,000	90,887
CBRE Group, Inc.–Class A(a)	1,015	37,555
Cheung Kong Property Holdings Ltd.(a)	14,840	122,717
City Developments Ltd.	3,000	21,770
Daito Trust Construction Co., Ltd.	400	41,398
Daiwa House Industry Co., Ltd.	4,000	93,192
Deutsche Annington Immobilien SE	2,725	76,894
Deutsche Wohnen AG	1,334	30,583
Global Logistic Properties Ltd.	30,422	57,110
Hang Lung Properties Ltd.	14,000	41,697
Henderson Land Development Co., Ltd.	5,324	36,532
Hulic Co., Ltd.	2,197	19,470
Kerry Properties Ltd.	8,500	33,318
Lend Lease Group	3,450	39,890
Mitsubishi Estate Co., Ltd.	8,000	172,305
Mitsui Fudosan Co., Ltd.	6,000	167,897
New World Development Co., Ltd.	22,000	28,860
Nomura Real Estate Holdings, Inc.	800	16,791
NTT Urban Development Corp.	1,600	15,892
Sino Land Co., Ltd.	16,000	26,747
Sumitomo Realty & Development Co., Ltd.	2,000	70,094
Sun Hung Kai Properties Ltd.	10,000	162,214
Swire Pacific Ltd.–Class A	2,000	25,140
Swire Properties Ltd.	25,389	80,814
Tokyo Tatemono Co., Ltd.	1,500	20,819
Tokyu Fudosan Holdings Corp.	2,000	15,414
Wharf Holdings Ltd. (The)	13,000	86,392
Wheelock & Co., Ltd.	6,000	30,732

		1,694,958

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	1,730	$17,092

		32,249,566

HEALTH CARE–3.7%
BIOTECHNOLOGY–0.5%
Actelion Ltd. (REG)(a)	608	89,042
Alexion Pharmaceuticals, Inc.(a)	780	141,001
Amgen, Inc.	2,853	437,993
Biogen, Inc.(a)	915	369,605
Celgene Corp.(a)	3,030	350,677
CSL Ltd.	2,881	192,066
Gilead Sciences, Inc.	5,680	665,014
Grifols SA	757	30,569
Regeneron Pharmaceuticals, Inc.(a)	290	147,938
Vertex Pharmaceuticals, Inc.(a)	907	111,996

		2,535,901

HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Abbott Laboratories	5,615	275,584
Baxter International, Inc.	2,030	141,958
Becton Dickinson and Co.	787	111,479
Boston Scientific Corp.(a)	4,860	86,022
Coloplast A/S–Class B	496	32,529
CR Bard, Inc.	315	53,771
DENTSPLY International, Inc.	530	27,322
Edwards Lifesciences Corp.(a)	395	56,260
Essilor International SA	1,241	148,672
Getinge AB–Class B	2,013	48,465
Hoya Corp.	2,600	104,129
Intuitive Surgical, Inc.(a)	155	75,097
Medtronic PLC	5,309	393,397
Olympus Corp.	1,500	51,788
Smith & Nephew PLC	5,421	91,709
Sonova Holding AG (REG)	351	47,464
St Jude Medical, Inc.	1,065	77,820
Stryker Corp.	1,125	107,516
Sysmex Corp.	700	41,690
Terumo Corp.	1,400	33,572
Varian Medical Systems, Inc.(a)	395	33,310
William Demant Holding A/S(a)	81	6,179
Zimmer Biomet Holdings, Inc.	635	69,361

		2,115,094

HEALTH CARE PROVIDERS & SERVICES–0.4%
Aetna, Inc.	1,317	167,865
AmerisourceBergen Corp.–Class A	785	83,477
Anthem, Inc.	1,050	172,347
Cardinal Health, Inc.	1,245	104,144
Cigna Corp.	1,015	164,430
DaVita HealthCare Partners, Inc.(a)	650	51,655
Express Scripts Holding Co.(a)	2,789	248,054
Fresenius Medical Care AG & Co. KGaA	1,318	109,112

Fresenius SE & Co. KGaA	2,298	$147,546
HCA Holdings, Inc.(a)	1,150	104,328
Healthscope Ltd.	13,458	28,181
Henry Schein, Inc.(a)	320	45,478
Humana, Inc.	565	108,073
Laboratory Corp. of America Holdings(a)	325	39,397
McKesson Corp.	865	194,461
Medipal Holdings Corp.	1,500	24,431
Patterson Cos., Inc.	310	15,082
Quest Diagnostics, Inc.	550	39,886
Ramsay Health Care Ltd.	1,156	54,757
Ryman Healthcare Ltd.	3,027	16,246
Sonic Healthcare Ltd.	1,715	28,240
Suzuken Co., Ltd./Aichi Japan	600	19,196
Tenet Healthcare Corp.(a)	343	19,853
UnitedHealth Group, Inc.	3,635	443,470
Universal Health Services, Inc.–Class B	350	49,735

		2,479,444

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	1,130	78,038
M3, Inc.	1,200	24,121

		102,159

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.	1,245	48,032
Lonza Group AG (REG)(a)	385	51,461
PerkinElmer, Inc.	405	21,319
QIAGEN NV(a)	2,306	56,674
Thermo Fisher Scientific, Inc.	1,485	192,694
Waters Corp.(a)	345	44,291

		414,471

PHARMACEUTICALS–2.3%
AbbVie, Inc.	6,566	441,170
Allergan PLC(a)	1,446	438,803
Astellas Pharma, Inc.	13,000	185,196
AstraZeneca PLC	7,665	485,120
Bayer AG	5,020	703,001
Bristol-Myers Squibb Co.	6,215	413,546
Chugai Pharmaceutical Co., Ltd.	1,000	34,493
Daiichi Sankyo Co., Ltd.	3,900	72,074
Eisai Co., Ltd.	1,500	100,567
Eli Lilly & Co.	3,665	305,991
Endo International PLC(a)	583	46,436
GlaxoSmithKline PLC	29,442	612,156
Hisamitsu Pharmaceutical Co., Inc.	300	11,646
Hospira, Inc.(a)	630	55,887
Johnson & Johnson	10,605	1,033,563
Kyowa Hakko Kirin Co., Ltd.	4,000	52,271
Mallinckrodt PLC(a)	424	49,913
Merck & Co., Inc.	10,805	615,129
Merck KGaA	785	78,257
Mitsubishi Tanabe Pharma Corp.	1,000	14,982
Mylan NV(a)	1,405	95,343

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Novartis AG (REG)	13,965	$1,373,604
Novo Nordisk A/S–Class B	12,184	668,595
Ono Pharmaceutical Co., Ltd.	400	43,658
Orion Oyj–Class B	465	16,288
Otsuka Holdings Co., Ltd.	2,371	75,548
Perrigo Co. PLC	522	96,481
Pfizer, Inc.	23,786	797,545
Roche Holding AG	4,265	1,195,869
Sanofi	7,220	714,274
Santen Pharmaceutical Co., Ltd.	2,500	35,372
Shionogi & Co., Ltd.	1,800	69,756
Shire PLC	3,579	287,571
Sumitomo Dainippon Pharma Co., Ltd.	1,400	15,428
Taisho Pharmaceutical Holdings Co., Ltd.	567	38,302
Takeda Pharmaceutical Co., Ltd.	4,800	231,690
Teva Pharmaceutical Industries Ltd.	5,202	307,844
UCB SA	769	55,295
Zoetis, Inc.	1,846	89,014

		11,957,678

		19,604,747

CONSUMER DISCRETIONARY–3.7%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	900	38,267
BorgWarner, Inc.	830	47,177
Bridgestone Corp.	3,900	144,154
Cie Generale des Etablissements Michelin–Class B	1,132	119,113
Continental AG	668	158,167
Delphi Automotive PLC	1,141	97,088
Denso Corp.	3,000	149,259
GKN PLC	9,965	52,354
Goodyear Tire & Rubber Co. (The)	1,010	30,452
Johnson Controls, Inc.	2,480	122,835
Koito Manufacturing Co., Ltd.	1,000	38,937
NGK Spark Plug Co., Ltd.	1,000	27,694
NOK Corp.	700	21,689
Nokian Renkaat Oyj	503	15,759
Stanley Electric Co., Ltd.	1,600	33,323
Sumitomo Electric Industries Ltd.	4,600	71,196
Sumitomo Rubber Industries Ltd.	1,200	18,588
Toyota Industries Corp.	1,000	56,947
Valeo SA	339	53,624
Yokohama Rubber Co., Ltd. (The)	1,000	20,066

		1,316,689

AUTOMOBILES–0.7%
Bayerische Motoren Werke AG	2,010	220,124
Daihatsu Motor Co., Ltd.	1,000	14,233
Daimler AG (REG)	5,845	532,454
Fiat Chrysler Automobiles NV(a)	5,720	83,913
Ford Motor Co.	14,470	217,195
Fuji Heavy Industries Ltd.	4,000	147,083

General Motors Co.	5,016	$167,183
Harley-Davidson, Inc.	800	45,080
Honda Motor Co., Ltd.	9,900	319,966
Isuzu Motors Ltd.	3,500	45,918
Mazda Motor Corp.	3,200	62,620
Mitsubishi Motors Corp.	3,400	28,914
Nissan Motor Co., Ltd.	15,100	157,749
Peugeot SA(a)	2,295	47,327
Porsche Automobil Holding SE (Preference Shares)	684	57,672
Renault SA	1,169	122,567
Suzuki Motor Corp.	2,200	74,249
Toyota Motor Corp.	16,600	1,110,827
Volkswagen AG	140	32,416
Volkswagen AG (Preference Shares)	987	229,062
Yamaha Motor Co., Ltd.	1,200	26,220

		3,742,772

DISTRIBUTORS–0.0%
Genuine Parts Co.	560	50,137
Jardine Cycle & Carriage Ltd.	1,000	24,550

		74,687

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	7,521
H&R Block, Inc.	1,020	30,243

		37,764

HOTELS, RESTAURANTS & LEISURE–0.4%
Accor SA	750	37,957
Carnival Corp.	1,685	83,222
Carnival PLC	1,116	57,061
Chipotle Mexican Grill, Inc.–Class A(a)	144	87,118
Compass Group PLC	10,184	168,434
Crown Resorts Ltd.	2,537	23,838
Darden Restaurants, Inc.	470	33,408
Flight Centre Travel Group Ltd.(b)	471	12,379
Galaxy Entertainment Group Ltd.	8,911	35,342
Genting Singapore PLC	22,000	14,607
InterContinental Hotels Group PLC	1,433	57,774
Marriott International, Inc./MD–Class A	795	59,140
McDonald’s Corp.	3,680	349,858
McDonald’s Holdings Co. Japan Ltd.(b)	500	10,560
Merlin Entertainments PLC(e)	3,228	21,650
MGM China Holdings Ltd.	14,013	22,881
Oriental Land Co., Ltd./Japan	1,200	76,547
Royal Caribbean Cruises Ltd.	627	49,339
Sands China Ltd.	10,875	36,409
SJM Holdings Ltd.	13,014	14,021
Sodexo SA	572	54,453
Starbucks Corp.	5,620	301,316

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc.	695	$56,357
Tatts Group Ltd.	15,121	43,356
TUI AG	3,700	59,867
Whitbread PLC	1,102	85,613
William Hill PLC	3,391	21,480
Wyndham Worldwide Corp.	450	36,859
Wynn Macau Ltd.	35,799	59,374
Wynn Resorts Ltd.	310	30,588
Yum! Brands, Inc.	1,645	148,182

		2,148,990

HOUSEHOLD DURABLES–0.2%
Barratt Developments PLC	6,033	58,190
Casio Computer Co., Ltd.(b)	800	15,780
DR Horton, Inc.	1,205	32,969
Electrolux AB–Class B	2,430	76,140
Garmin Ltd.	470	20,647
Harman International Industries, Inc.	240	28,546
Iida Group Holdings Co., Ltd.	2,879	45,768
Leggett & Platt, Inc.	475	23,123
Lennar Corp.–Class A	650	33,176
Mohawk Industries, Inc.(a)	250	47,725
Newell Rubbermaid, Inc.	1,025	42,138
Nikon Corp.(b)	1,500	17,335
Panasonic Corp.	13,400	183,529
Persimmon PLC(a)	1,857	57,615
PulteGroup, Inc.	1,235	24,885
Rinnai Corp.	200	15,749
Sekisui Chemical Co., Ltd.	2,000	24,552
Sekisui House Ltd.	3,000	47,643
Sharp Corp./Japan(a)(b)	9,000	10,936
Sony Corp.(a)	7,100	201,618
Taylor Wimpey PLC	19,787	57,704
Whirlpool Corp.	300	51,915

		1,117,683

INTERNET & CATALOG RETAIL–0.2%
Amazon.com, Inc.(a)	1,430	620,749
Expedia, Inc.	382	41,772
Netflix, Inc.(a)	226	148,468
Priceline Group, Inc. (The)(a)	197	226,820
Rakuten, Inc.	4,835	78,057
TripAdvisor, Inc.(a)	412	35,901

		1,151,767

LEISURE PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	900	17,392
Hasbro, Inc.	400	29,916
Mattel, Inc.	1,235	31,727
Sankyo Co., Ltd.	300	10,621
Sega Sammy Holdings, Inc.	2,500	32,689
Shimano, Inc.	400	54,584

		176,929

MEDIA–0.8%
Altice SA(a)	1,176	161,982
Axel Springer SE	401	21,060

Cablevision Systems Corp.–Class A(b)	780	$18,673
CBS Corp.–Class B	1,790	99,345
Comcast Corp.–Class A	9,720	584,561
Dentsu, Inc.	1,300	67,252
DIRECTV(a)	1,865	173,053
Discovery Communications, Inc.–Class A(a)(b)	545	18,127
Discovery Communications, Inc.–Class C(a)	995	30,925
Eutelsat Communications SA	1,052	33,983
Gannett Co., Inc.(a)	400	5,596
Hakuhodo DY Holdings, Inc.	2,490	26,629
Interpublic Group of Cos., Inc. (The)	1,495	28,809
ITV PLC	23,254	96,212
JCDecaux SA	1,374	57,458
Kabel Deutschland Holding AG(a)	410	54,864
Lagardere SCA	2,184	63,906
News Corp.–Class A(a)	1,808	26,379
Numericable-SFR SAS(a)	770	40,814
Omnicom Group, Inc.	960	66,710
Pearson PLC	4,977	94,237
ProSiebenSat.1 Media AG (REG)	1,328	65,595
Publicis Groupe SA	807	59,817
REA Group Ltd.	1,002	30,224
Reed Elsevier NV	5,063	120,427
Reed Elsevier PLC	6,934	112,682
RTL Group SA (Germany)	312	28,362
Scripps Networks Interactive, Inc.–Class A(b)	370	24,187
SES SA	1,845	62,025
Singapore Press Holdings Ltd.(b)	6,000	18,166
Sky PLC	6,268	102,091
TEGNA, Inc.	800	25,656
Telenet Group Holding NV(a)	459	24,973
Time Warner Cable, Inc.–Class A	1,065	189,751
Time Warner, Inc.	3,195	279,275
Toho Co., Ltd./Tokyo	1,000	24,865
Twenty-First Century Fox, Inc.–Class A	7,035	228,954
Viacom, Inc.–Class B	1,410	91,143
Vivendi SA(b)	7,368	186,827
Walt Disney Co. (The)	5,914	675,024
WPP PLC	7,999	179,547

		4,300,166

MULTILINE RETAIL–0.2%
Dollar General Corp.	1,120	87,069
Dollar Tree, Inc.(a)	750	59,242
Don Quijote Holdings Co., Ltd.	1,000	42,549
Family Dollar Stores, Inc.	355	27,978
Isetan Mitsukoshi Holdings Ltd.	2,200	39,305
J Front Retailing Co., Ltd.	1,500	28,232
Kohl’s Corp.	780	48,836
Macy’s, Inc.	1,305	88,048

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Marks & Spencer Group PLC	9,926	$83,735
Next PLC	931	108,966
Nordstrom, Inc.	520	38,740
Target Corp.	2,375	193,871

		846,571

SPECIALTY RETAIL–0.5%
ABC-Mart, Inc.	500	30,601
AutoNation, Inc.(a)	285	17,949
AutoZone, Inc.(a)	125	83,363
Bed Bath & Beyond, Inc.(a)	745	51,390
Best Buy Co., Inc.	1,050	34,241
CarMax, Inc.(a)	820	54,292
Dixons Carphone PLC	7,310	51,981
Dufry AG (REG)(a)	264	36,786
Fast Retailing Co., Ltd.	300	136,041
GameStop Corp.–Class A(b)	415	17,828
Gap, Inc. (The)	1,005	38,361
Hennes & Mauritz AB–Class B	5,764	221,849
Hikari Tsushin, Inc.	200	13,480
Home Depot, Inc. (The)	5,080	564,540
Inditex SA	6,622	215,992
Kingfisher PLC	14,379	78,430
L Brands, Inc.	935	80,158
Lowe’s Cos., Inc.	3,690	247,119
Nitori Holdings Co., Ltd.	400	32,611
O’Reilly Automotive, Inc.(a)	390	88,132
Ross Stores, Inc.	1,600	77,776
Sanrio Co., Ltd.(b)	500	13,585
Shimamura Co., Ltd.	200	20,998
Sports Direct International PLC(a)	1,618	18,243
Staples, Inc.	2,415	36,974
Tiffany & Co.	405	37,179
TJX Cos., Inc. (The)	2,570	170,057
Tractor Supply Co.	515	46,319
Urban Outfitters, Inc.(a)	335	11,725
USS Co., Ltd.	1,310	23,626
Yamada Denki Co., Ltd.(b)	2,700	10,801

		2,562,427

TEXTILES, APPAREL & LUXURY GOODS–0.4%
adidas AG	932	71,311
Asics Corp.	1,000	25,833
Burberry Group PLC	2,695	66,487
Christian Dior SE	331	64,800
Cie Financiere Richemont SA	3,169	257,569
Coach, Inc.	1,030	35,648
Fossil Group, Inc.(a)	169	11,722
Hanesbrands, Inc.	1,527	50,880
Hermes International	156	58,247
HUGO BOSS AG	623	69,649
Kering	338	60,430
Li & Fung Ltd.	48,000	38,053
Luxottica Group SpA	1,559	103,701
LVMH Moet Hennessy Louis Vuitton SE	1,695	297,998
Michael Kors Holdings Ltd.(a)	759	31,946

NIKE, Inc.–Class B	2,660	$287,333
Pandora A/S	700	75,113
PVH Corp.	295	33,984
Ralph Lauren Corp.	240	31,766
Swatch Group AG (The)	137	53,386
Swatch Group AG (The) (REG)	522	39,210
Under Armour, Inc.–Class A(a)	647	53,986
VF Corp.	1,310	91,360

		1,910,412

		19,386,857

INFORMATION TECHNOLOGY–3.3%
COMMUNICATIONS EQUIPMENT–0.3%
Alcatel-Lucent(a)	12,407	45,251
Cisco Systems, Inc.	19,090	524,212
F5 Networks, Inc.(a)	280	33,698
Harris Corp.	395	30,380
Juniper Networks, Inc.	1,490	38,695
Motorola Solutions, Inc.	845	48,452
Nokia Oyj	22,736	154,990
QUALCOMM, Inc.	6,270	392,690
Telefonaktiebolaget LM Ericsson–Class B	18,476	192,430

		1,460,798

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Amphenol Corp.–Class A	1,150	66,665
Citizen Holdings Co., Ltd.	2,800	19,535
Corning, Inc.	4,805	94,803
FLIR Systems, Inc.	510	15,718
Hamamatsu Photonics KK	1,200	35,385
Hexagon AB–Class B	2,435	88,197
Hirose Electric Co., Ltd.	300	42,984
Hitachi High-Technologies Corp.	600	16,867
Hitachi Ltd.	29,000	191,039
Keyence Corp.	300	161,693
Kyocera Corp.	1,900	98,786
Murata Manufacturing Co., Ltd.	1,200	209,418
Omron Corp.	1,200	52,126
Shimadzu Corp.	2,000	27,144
TDK Corp.	600	45,943
TE Connectivity Ltd.	1,510	97,093
Yaskawa Electric Corp.	2,000	25,581
Yokogawa Electric Corp.	1,100	14,167

		1,303,144

INTERNET SOFTWARE & SERVICES–0.5%
Akamai Technologies, Inc.(a)	655	45,732
eBay, Inc.(a)	4,235	255,116
Equinix, Inc.	215	54,610
Facebook, Inc.–Class A(a)	7,838	672,226
Google, Inc.–Class A(a)	1,089	588,104
Google, Inc.–Class C(a)	1,091	567,877
Kakaku.com, Inc.	961	13,904

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Mixi, Inc.(b)	409	$20,292
United Internet AG	1,223	54,356
VeriSign, Inc.(a)(b)	425	26,231
Yahoo Japan Corp.	6,408	25,863
Yahoo!, Inc.(a)	3,465	136,140

		2,460,451

IT SERVICES–0.5%
Accenture PLC–Class A	2,385	230,820
Alliance Data Systems Corp.(a)	230	67,146
Amadeus IT Holding SA–Class A	2,581	103,034
Atos SE	677	50,588
Automatic Data Processing, Inc.	1,820	146,018
Cap Gemini SA	854	75,764
Cognizant Technology Solutions Corp.–Class A(a)	2,280	139,285
Computer Sciences Corp.	540	35,446
Computershare Ltd.	3,663	32,991
Fidelity National Information Services, Inc.	1,070	66,126
Fiserv, Inc.(a)	950	78,688
Fujitsu Ltd.	11,000	61,461
International Business Machines Corp.	3,476	565,406
MasterCard, Inc.–Class A	3,710	346,811
Nomura Research Institute Ltd.	600	23,462
NTT Data Corp.	500	21,835
Otsuka Corp.	600	28,009
Paychex, Inc.	1,195	56,022
Teradata Corp.(a)	545	20,165
Total System Services, Inc.	610	25,480
Visa, Inc.–Class A	7,500	503,625
Western Union Co. (The)– Class W	1,930	39,237
Xerox Corp.	4,045	43,039

		2,760,458

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Altera Corp.	1,110	56,832
Analog Devices, Inc.	1,180	75,738
Applied Materials, Inc.	4,535	87,163
ARM Holdings PLC	8,527	139,535
ASM Pacific Technology Ltd.	900	8,883
ASML Holding NV	1,801	187,335
Avago Technologies Ltd.	926	123,093
Broadcom Corp.–Class A	2,020	104,010
Infineon Technologies AG	4,860	60,311
Intel Corp.	18,540	563,894
KLA-Tencor Corp.	610	34,288
Lam Research Corp.	629	51,169
Linear Technology Corp.	890	39,365
Microchip Technology, Inc.(b)	745	35,332
Micron Technology, Inc.(a)	3,970	74,795
NVIDIA Corp.	1,885	37,907
Qorvo, Inc.(a)	568	45,593
Rohm Co., Ltd.	400	26,800

Skyworks Solutions, Inc.	724	$75,368
STMicroelectronics NV	4,174	34,172
Texas Instruments, Inc.	3,975	204,752
Tokyo Electron Ltd.	1,000	63,557
Xilinx, Inc.	985	43,498

		2,173,390

SOFTWARE–0.6%
Adobe Systems, Inc.(a)	1,760	142,578
Autodesk, Inc.(a)	825	41,312
CA, Inc.	1,185	34,709
Citrix Systems, Inc.(a)	630	44,201
COLOPL, Inc.(b)	1,046	21,136
Dassault Systemes	924	67,077
Electronic Arts, Inc.(a)	1,135	75,477
Gemalto NV(b)	323	28,872
GungHo Online Entertainment, Inc.(b)	4,000	15,566
Intuit, Inc.	1,050	105,808
Konami Corp.	1,300	24,164
Microsoft Corp.	30,920	1,365,118
Nexon Co., Ltd.	2,595	35,727
NICE-Systems Ltd.	596	37,853
Nintendo Co., Ltd.	600	100,097
Oracle Corp.	12,200	491,660
Oracle Corp. Japan	500	20,903
Red Hat, Inc.(a)	690	52,392
Sage Group PLC (The)	6,586	53,014
Salesforce.com, Inc.(a)	2,134	148,590
SAP SE	5,977	418,846
Symantec Corp.	2,555	59,404
Trend Micro, Inc./Japan	500	17,103

		3,401,607

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.7%
Apple, Inc.	22,106	2,772,645
Brother Industries Ltd.	800	11,317
Canon, Inc.(b)	6,900	223,825
EMC Corp./MA	7,555	199,376
FUJIFILM Holdings Corp.	2,800	99,927
Hewlett-Packard Co.	6,960	208,870
Konica Minolta, Inc.	2,000	23,310
NEC Corp.	16,000	48,418
NetApp, Inc.	1,190	37,556
Ricoh Co., Ltd.	4,000	41,436
SanDisk Corp.	870	50,651
Seagate Technology PLC	1,200	57,000
Seiko Epson Corp.	1,200	21,265
Western Digital Corp.	830	65,089

		3,860,685

		17,420,533

INDUSTRIALS–3.3%
AEROSPACE & DEFENSE–0.5%
Airbus Group SE	3,570	232,540
BAE Systems PLC	19,161	135,764
Boeing Co. (The)	2,510	348,187

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Cobham PLC	7,675	$31,698
General Dynamics Corp.	1,210	171,445
Honeywell International, Inc.	2,955	301,321
L-3 Communications Holdings, Inc.	325	36,849
Lockheed Martin Corp.	1,050	195,195
Meggitt PLC	4,891	35,815
Northrop Grumman Corp.	790	125,318
Precision Castparts Corp.	540	107,930
Raytheon Co.	1,150	110,032
Rockwell Collins, Inc.	500	46,175
Rolls-Royce Holdings PLC(a)	11,452	156,426
Safran SA	1,646	111,861
Singapore Technologies Engineering Ltd.	19,000	46,520
Textron, Inc.	1,005	44,853
Thales SA	694	41,932
United Technologies Corp.	3,225	357,749
Zodiac Aerospace	1,135	36,971

		2,674,581

AIR FREIGHT & LOGISTICS–0.2%
Bollore SA	11,606	62,086
CH Robinson Worldwide, Inc.	565	35,250
Deutsche Post AG (REG)	5,875	171,663
Expeditors International of Washington, Inc.	720	33,196
FedEx Corp.	1,015	172,956
Kuehne & Nagel International AG (REG)	432	57,362
Royal Mail PLC	2,926	23,655
United Parcel Service, Inc.–Class B	2,655	257,296
Yamato Holdings Co., Ltd.	2,200	42,539

		856,003

AIRLINES–0.1%
American Airlines Group, Inc.	2,732	109,102
ANA Holdings, Inc.	8,000	21,691
Cathay Pacific Airways Ltd.	20,000	49,138
Delta Air Lines, Inc.	3,152	129,484
Deutsche Lufthansa AG (REG)(a)	3,330	42,964
easyJet PLC	964	23,433
International Consolidated Airlines Group SA(a)	6,202	48,385
Japan Airlines Co., Ltd.	900	31,365
Singapore Airlines Ltd.	3,000	23,886
Southwest Airlines Co.	2,555	84,545

		563,993

BUILDING PRODUCTS–0.1%
Allegion PLC	335	20,147
Asahi Glass Co., Ltd.(b)	4,000	24,014
Assa Abloy AB	6,096	114,762
Cie de Saint-Gobain	2,759	124,545
Daikin Industries Ltd.	1,400	100,644
Geberit AG (REG)	168	56,010
LIXIL Group Corp.	1,200	23,803

Masco Corp.	1,305	$34,804
TOTO Ltd.	2,000	36,048

		534,777

COMMERCIAL SERVICES & SUPPLIES–0.1%
ADT Corp. (The)(b)	647	21,720
Aggreko PLC	1,141	25,772
Babcock International Group PLC	1,139	19,297
Brambles Ltd.	9,492	77,433
Cintas Corp.	335	28,338
Dai Nippon Printing Co., Ltd.	3,000	30,956
Edenred	818	20,212
G4S PLC	12,380	52,201
ISS A/S	954	31,420
Pitney Bowes, Inc.	705	14,671
Republic Services, Inc.–Class A	950	37,211
Secom Co., Ltd.	1,300	84,455
Societe BIC SA	221	35,233
Stericycle, Inc.(a)	310	41,512
Toppan Printing Co., Ltd.	2,000	16,720
Tyco International PLC	1,645	63,300
Waste Management, Inc.	1,595	73,928

		674,379

CONSTRUCTION & ENGINEERING–0.1%
ACS Actividades de Construccion y Servicios SA	1,064	34,320
Bouygues SA	1,739	65,015
Chiyoda Corp.	4,000	35,404
CIMIC Group Ltd.	1,344	22,515
Ferrovial SA	2,713	58,944
Fluor Corp.	565	29,951
Jacobs Engineering Group, Inc.(a)	465	18,888
JGC Corp.	1,000	18,877
Kajima Corp.	7,000	32,878
Obayashi Corp.	3,000	21,876
Quanta Services, Inc.(a)	765	22,047
Shimizu Corp.	4,000	33,662
Skanska AB–Class B	3,301	66,892
Taisei Corp.	5,000	28,705
Vinci SA	2,970	172,372

		662,346

ELECTRICAL EQUIPMENT–0.3%
ABB Ltd. (REG)(a)	13,350	279,794
Alstom SA(a)	1,012	28,745
AMETEK, Inc.	899	49,247
Eaton Corp. PLC	1,794	121,077
Emerson Electric Co.	2,600	144,118
First Solar, Inc.(a)	270	12,685
Fuji Electric Co., Ltd.	4,000	17,204
Legrand SA	1,194	67,201
Mitsubishi Electric Corp.	12,000	154,952
Nidec Corp.	1,300	97,289
OSRAM Licht AG	292	13,969

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Prysmian SpA	1,074	$23,216
Rockwell Automation, Inc.	530	66,059
Schneider Electric SE (Paris)	3,189	220,803
Vestas Wind Systems A/S	1,008	50,242

		1,346,601

INDUSTRIAL CONGLOMERATES–0.5%
3M Co.	2,455	378,807
CK Hutchison Holdings Ltd.	14,840	219,135
Danaher Corp.	2,290	196,001
General Electric Co.	37,620	999,563
Keihan Electric Railway Co., Ltd.	5,000	29,117
Keppel Corp., Ltd.	13,000	79,237
Koninklijke Philips NV	7,299	186,288
Roper Technologies, Inc.	375	64,673
Seibu Holdings, Inc.	955	22,115
Siemens AG (REG)	4,814	487,039
Smiths Group PLC	2,461	43,623
Toshiba Corp.	24,000	82,303

		2,787,901

MACHINERY–0.6%
Alfa Laval AB	3,611	63,557
Amada Holdings Co., Ltd.	3,000	31,665
ANDRITZ AG	485	26,857
Atlas Copco AB–Class A	3,037	84,970
Atlas Copco AB–Class B	3,579	89,155
Caterpillar, Inc.	2,385	202,296
CNH Industrial NV	8,194	74,770
Cummins, Inc.	650	85,273
Deere & Co.	1,335	129,562
Dover Corp.	635	44,564
FANUC Corp.	1,200	245,539
Flowserve Corp.	510	26,857
GEA Group AG	896	39,973
Hino Motors Ltd.	2,000	24,724
Hitachi Construction Machinery Co., Ltd.	700	12,254
IHI Corp.	8,000	37,249
Illinois Tool Works, Inc.	1,375	126,211
IMI PLC	1,648	29,132
Ingersoll-Rand PLC	1,005	67,757
Joy Global, Inc.(b)	385	13,937
JTEKT Corp.	1,400	26,475
Kawasaki Heavy Industries Ltd.	9,000	41,951
Komatsu Ltd.	5,700	114,361
Kone Oyj–Class B	1,900	77,121
Kubota Corp.	7,000	110,995
Kurita Water Industries Ltd.	1,200	27,953
Makita Corp.	700	37,911
MAN SE	407	41,931
Melrose Industries PLC	4,594	17,856
Metso Oyj	571	15,693
Minebea Co., Ltd.	2,000	33,017
Mitsubishi Heavy Industries Ltd.	18,000	109,421
Nabtesco Corp.	1,000	25,084
NGK Insulators Ltd.	2,000	51,462

NSK Ltd.	3,000	$46,258
PACCAR, Inc.	1,310	83,591
Pall Corp.	395	49,158
Parker-Hannifin Corp.	545	63,400
Pentair PLC	710	48,812
Sandvik AB	12,165	134,488
Schindler Holding AG	413	67,547
Schindler Holding AG (REG)	271	44,258
Sembcorp Marine Ltd.(b)	7,000	14,748
SKF AB–Class B	1,658	37,832
SMC Corp./Japan	300	90,276
Snap-on, Inc.	220	35,035
Stanley Black & Decker, Inc.	615	64,723
Sumitomo Heavy Industries Ltd.	6,000	34,946
THK Co., Ltd.	800	17,264
Vallourec SA	641	13,095
Volvo AB–Class B	6,759	83,930
Wartsila Oyj Abp	793	37,158
Weir Group PLC (The)	950	25,320
Xylem, Inc./NY	685	25,393
Zardoya Otis SA	2,136	23,312

		3,228,077

MARINE–0.1%
AP Moeller–Maersk A/S– Class A	15	26,307
AP Moeller–Maersk A/S– Class B	43	77,746
Mitsui OSK Lines Ltd.	12,000	38,412
Nippon Yusen KK	10,000	27,840

		170,305

PROFESSIONAL SERVICES–0.1%
Adecco SA (REG)(a)	1,033	83,836
Bureau Veritas SA	3,094	71,323
Capita PLC	4,013	77,975
Dun & Bradstreet Corp. (The)	165	20,130
Equifax, Inc.	455	44,176
Experian PLC	6,015	109,403
Intertek Group PLC	720	27,684
Nielsen NV	1,116	49,963
Randstad Holding NV	1,613	104,954
Recruit Holdings Co., Ltd.	653	19,913
Robert Half International, Inc.	485	26,917
SGS SA (REG)	24	43,766

		680,040

ROAD & RAIL–0.3%
Asciano Ltd.	8,374	42,911
Aurizon Holdings Ltd.	12,975	51,255
Central Japan Railway Co.	875	157,898
CSX Corp.	3,710	121,131
DSV A/S	1,630	52,781
East Japan Railway Co.	2,000	179,798
Hankyu Hanshin Holdings, Inc.	5,000	29,515
JB Hunt Transport Services, Inc.	353	28,978
Kansas City Southern	420	38,304
Keikyu Corp.	2,000	15,087
Keio Corp.	3,000	21,459

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Keisei Electric Railway Co., Ltd.	2,000	$23,779
Kintetsu Group Holdings Co., Ltd.	8,000	27,243
MTR Corp., Ltd.	15,500	72,015
Nagoya Railroad Co., Ltd.	4,000	14,956
Nippon Express Co., Ltd.	3,000	14,740
Norfolk Southern Corp.	1,190	103,958
Odakyu Electric Railway Co., Ltd.	4,000	37,321
Ryder System, Inc.	215	18,785
Tobu Railway Co., Ltd.	6,000	25,773
Tokyu Corp.	5,000	33,463
Union Pacific Corp.	3,400	324,258
West Japan Railway Co.	1,002	64,107

		1,499,515

TRADING COMPANIES & DISTRIBUTORS–0.2%
Ashtead Group PLC	3,056	52,669
Brenntag AG	567	32,535
Bunzl PLC	2,030	55,377
Fastenal Co.(b)	1,030	43,445
ITOCHU Corp.	9,000	118,865
Marubeni Corp.	10,000	57,386
Mitsubishi Corp.	8,400	184,666
Mitsui & Co., Ltd.	10,400	141,296
Noble Group Ltd.	24,000	13,521
Sumitomo Corp.	6,800	79,148
Toyota Tsusho Corp.	1,300	34,883
Travis Perkins PLC	1,926	63,789
United Rentals, Inc.(a)	350	30,667
Wolseley PLC	1,840	117,345
WW Grainger, Inc.	230	54,430

		1,080,022

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	2,454	40,300
Aena SA(a)(e)	364	37,971
Aeroports de Paris	305	34,453
Atlantia SpA	2,911	71,924
Auckland International Airport Ltd.	6,289	21,049
Groupe Eurotunnel SE (REG)	2,068	29,984
Hutchison Port Holdings Trust–Class U	43,553	27,432
Kamigumi Co., Ltd.	3,000	28,161
Mitsubishi Logistics Corp.	1,000	13,124
Sydney Airport	15,829	60,739
Transurban Group	10,995	78,830

		443,967

		17,202,507

CONSUMER STAPLES–2.9%
BEVERAGES–0.6%
Anheuser-Busch InBev NV	4,882	587,502
Asahi Group Holdings Ltd.	2,300	73,044
Brown-Forman Corp.–Class B	602	60,308
Carlsberg A/S–Class B	695	62,971

Coca-Cola Amatil Ltd.	3,316	$23,391
Coca-Cola Co. (The)	14,780	579,819
Coca-Cola Enterprises, Inc.	850	36,924
Coca-Cola HBC AG(a)	892	19,143
Constellation Brands, Inc.–Class A	620	71,932
Diageo PLC	15,252	441,695
Dr Pepper Snapple Group, Inc.	720	52,488
Heineken NV	1,401	106,514
Kirin Holdings Co., Ltd.	5,000	68,871
Molson Coors Brewing Co.–Class B	600	41,886
Monster Beverage Corp.(a)	560	75,051
PepsiCo, Inc.	5,675	529,705
Pernod Ricard SA(b)	1,289	149,011
Remy Cointreau SA	195	14,088
SABMiller PLC (London)	5,871	304,414
Suntory Beverage & Food Ltd.	848	33,760
Treasury Wine Estates Ltd.	5,315	20,411

		3,352,928

FOOD & STAPLES RETAILING–0.6%
Aeon Co., Ltd.	4,000	56,760
Carrefour SA	3,792	121,850
Casino Guichard Perrachon SA	482	36,585
Colruyt SA	393	17,629
Costco Wholesale Corp.	1,665	224,875
CVS Health Corp.	4,330	454,130
Delhaize Group SA	624	50,754
Distribuidora Internacional de Alimentacion SA	4,415	33,835
FamilyMart Co., Ltd.	400	18,394
J Sainsbury PLC(b)	5,506	22,920
Jeronimo Martins SGPS SA	1,190	15,344
Koninklijke Ahold NV	5,462	102,536
Kroger Co. (The)	1,815	131,606
Lawson, Inc.	600	41,059
METRO AG	1,551	48,987
Seven & i Holdings Co., Ltd.	4,600	197,458
Sysco Corp.	2,155	77,795
Tesco PLC	49,315	164,307
Wal-Mart Stores, Inc.	5,913	419,409
Walgreens Boots Alliance, Inc.	3,295	278,230
Wesfarmers Ltd.	6,821	205,129
Whole Foods Market, Inc.	1,320	52,061
WM Morrison Supermarkets PLC	18,352	52,097
Woolworths Ltd.	7,649	158,941

		2,982,691

FOOD PRODUCTS–0.8%
Ajinomoto Co., Inc.	3,000	64,876
Archer-Daniels-Midland Co.	2,415	116,451
Aryzta AG(a)	470	23,126
Associated British Foods PLC	2,163	97,469
Barry Callebaut AG (REG)(a)	25	28,477
Calbee, Inc.	698	29,405
Campbell Soup Co.	675	32,164

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Chocoladefabriken Lindt & Sprungli AG (REG)	1	$62,590
ConAgra Foods, Inc.	1,585	69,296
Danone SA	3,518	227,876
General Mills, Inc.	2,285	127,320
Golden Agri-Resources Ltd.	48,000	14,616
Hershey Co. (The)	550	48,857
Hormel Foods Corp.	475	26,776
JM Smucker Co. (The)	395	42,822
Kellogg Co.	965	60,506
Kerry Group PLC–Class A	961	71,288
Keurig Green Mountain, Inc.(b)	478	36,629
Kikkoman Corp.	1,000	31,224
Kraft Foods Group, Inc.	2,228	189,692
McCormick & Co., Inc./MD	475	38,451
Mead Johnson Nutrition Co.–Class A	760	68,567
MEIJI Holdings Co., Ltd.	300	38,709
Mondelez International, Inc.–Class A	6,285	258,565
Nestle SA (REG)	19,578	1,412,564
NH Foods Ltd	1,000	22,805
Nisshin Seifun Group, Inc.	1,500	19,937
Nissin Foods Holdings Co., Ltd.	400	17,525
Orkla ASA	5,657	44,385
Tate & Lyle PLC	2,078	16,962
Toyo Suisan Kaisha Ltd.	1,000	36,437
Tyson Foods, Inc.–Class A	1,075	45,827
Unilever NV	9,903	414,036
Unilever PLC	7,792	334,582
Wilmar International Ltd.	9,000	21,905
Yakult Honsha Co., Ltd.	400	23,692

		4,216,409

HOUSEHOLD PRODUCTS–0.4%
Clorox Co. (The)	470	48,889
Colgate-Palmolive Co.	3,200	209,312
Henkel AG & Co. KGaA	579	55,211
Henkel AG & Co. KGaA (Preference Shares)	1,082	121,418
Kimberly-Clark Corp.	1,415	149,948
Procter & Gamble Co. (The)	10,165	795,310
Reckitt Benckiser Group PLC	3,945	340,194
Svenska Cellulosa AB SCA–Class B	4,979	126,607
Unicharm Corp.	2,300	54,635

		1,901,524

PERSONAL PRODUCTS–0.1%
Beiersdorf AG	630	52,788
Estee Lauder Cos., Inc. (The)–Class A	840	72,794
Kao Corp.	3,100	144,172
L’Oreal SA	1,526	273,033
Shiseido Co., Ltd.	1,600	36,290

		579,077

TOBACCO–0.4%
Altria Group, Inc.	7,410	362,423
British American Tobacco PLC	11,316	609,282

Imperial Tobacco Group PLC	5,811	$279,870
Japan Tobacco, Inc.	6,678	237,398
Philip Morris International, Inc.	5,850	468,994
Reynolds American, Inc.	1,524	113,782
Swedish Match AB	831	23,626

		2,095,375

		15,128,004

ENERGY–1.8%
ENERGY EQUIPMENT & SERVICES–0.2%
Amec Foster Wheeler PLC	1,606	20,626
Baker Hughes, Inc.	1,610	99,337
Cameron International Corp.(a)	770	40,325
Diamond Offshore Drilling, Inc.(b)	240	6,194
Ensco PLC–Class A	850	18,930
FMC Technologies, Inc.(a)	860	35,681
Halliburton Co.	3,190	137,393
Helmerich & Payne, Inc.(b)	435	30,633
National Oilwell Varco, Inc.	1,605	77,489
Noble Corp. PLC(b)	925	14,236
Petrofac Ltd.	3,159	45,966
Saipem SpA(a)(b)	1,479	15,629
Schlumberger Ltd.	4,885	421,038
Seadrill Ltd.(b)	3,774	39,195
Technip SA	568	35,201
Tenaris SA	4,173	56,286
Transocean Ltd.(b)	1,250	20,150
Transocean Ltd. (Zurich)(b)	2,638	42,767
WorleyParsons Ltd.	2,661	21,365

		1,178,441

OIL, GAS & CONSUMABLE FUELS–1.6%
Anadarko Petroleum Corp.	1,895	147,924
Apache Corp.	1,445	83,275
BG Group PLC	20,707	344,871
BP PLC	111,844	742,272
Cabot Oil & Gas Corp.	1,540	48,572
Caltex Australia Ltd.	1,410	34,613
Chesapeake Energy Corp.(b)	1,945	21,726
Chevron Corp.	7,130	687,831
Cimarex Energy Co.	327	36,071
ConocoPhillips	4,620	283,714
CONSOL Energy, Inc.	840	18,262
Delek Group Ltd.	11	3,243
Devon Energy Corp.	1,420	84,476
Eni SpA	15,444	274,310
EOG Resources, Inc.	2,060	180,353
EQT Corp.	590	47,991
Exxon Mobil Corp.	16,037	1,334,278
Galp Energia SGPS SA	2,341	27,556
Hess Corp.	990	66,211
Idemitsu Kosan Co., Ltd.	1,200	23,541
Inpex Corp.	5,327	60,466
JX Holdings, Inc.	14,000	60,359
Kinder Morgan, Inc./DE	6,389	245,274
Koninklijke Vopak NV	502	25,390

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Lundin Petroleum AB(a)	856	$14,686
Marathon Oil Corp.	2,505	66,483
Marathon Petroleum Corp.	2,124	111,106
Murphy Oil Corp.	605	25,150
Neste Oyj	572	14,592
Newfield Exploration Co.(a)	470	16,976
Noble Energy, Inc.	1,350	57,618
Occidental Petroleum Corp.	2,950	229,421
OMV AG	894	24,612
ONEOK, Inc.	770	30,400
Origin Energy Ltd.	4,903	45,251
Phillips 66	2,110	169,982
Pioneer Natural Resources Co.	565	78,360
Range Resources Corp.	650	32,097
Repsol SA	6,329	111,553
Royal Dutch Shell PLC–Class A	23,936	676,770
Royal Dutch Shell PLC–Class B	14,816	421,819
Santos Ltd.	4,317	26,065
Southwestern Energy Co.(a)	1,295	29,435
Spectra Energy Corp.	2,485	81,011
Statoil ASA	6,775	121,157
Tesoro Corp.	475	40,095
TonenGeneral Sekiyu KK(b)	2,000	18,604
TOTAL SA	12,995	637,417
Tullow Oil PLC	4,387	23,445
Valero Energy Corp.	1,975	123,635
Williams Cos., Inc. (The)	2,505	143,762
Woodside Petroleum Ltd.	4,502	118,793

		8,372,874

		9,551,315

MATERIALS–1.6%
CHEMICALS–0.9%
Air Liquide SA	2,092	265,455
Air Products & Chemicals, Inc.	720	98,518
Air Water, Inc.	1,000	18,282
Airgas, Inc.	240	25,387
Akzo Nobel NV	2,417	176,463
Arkema SA	450	32,529
Asahi Kasei Corp.	8,000	65,621
BASF SE	5,576	490,649
CF Industries Holdings, Inc.	950	61,066
Croda International PLC	1,144	49,466
Daicel Corp.	3,000	38,497
Dow Chemical Co. (The)	4,225	216,193
Eastman Chemical Co.	580	47,456
Ecolab, Inc.	1,040	117,593
EI du Pont de Nemours & Co.	3,445	220,308
EMS-Chemie Holding AG (REG)	109	46,052
FMC Corp.	480	25,224
Givaudan SA (REG)(a)	56	96,953
Hitachi Chemical Co., Ltd.	900	16,210
Incitec Pivot Ltd.	7,611	22,565
International Flavors & Fragrances, Inc.	300	32,787
Israel Chemicals Ltd.	4,414	30,829
Israel Corp., Ltd. (The)	16	5,647
Johnson Matthey PLC	1,244	59,324

JSR Corp.	800	$14,123
K&S AG (REG)	1,472	62,071
Kansai Paint Co., Ltd.	1,000	15,493
Kuraray Co., Ltd.	3,000	36,646
LANXESS AG	1,319	77,824
Linde AG	1,128	213,771
LyondellBasell Industries NV–Class A	1,599	165,529
Mitsubishi Chemical Holdings Corp.	8,000	50,293
Mitsubishi Gas Chemical Co., Inc.	5,000	27,996
Mitsui Chemicals, Inc.	8,000	29,722
Monsanto Co.	1,990	212,114
Mosaic Co. (The)	1,180	55,283
Nippon Paint Holdings Co., Ltd.	1,000	28,181
Nitto Denko Corp.	900	73,910
Novozymes A/S–Class B	1,531	72,739
OCI NV(a)	320	9,069
Orica Ltd.(b)	2,259	37,081
PPG Industries, Inc.	1,100	126,192
Praxair, Inc.	1,090	130,310
Sherwin-Williams Co. (The)	315	86,631
Shin-Etsu Chemical Co., Ltd.	2,500	155,027
Sigma-Aldrich Corp.	455	63,404
Sika AG	6	21,161
Solvay SA	360	49,596
Sumitomo Chemical Co., Ltd.	7,000	42,059
Symrise AG	547	33,971
Syngenta AG (REG)	564	230,124
Taiyo Nippon Sanso Corp.	2,000	24,203
Teijin Ltd.	5,000	19,402
Toray Industries, Inc.	9,000	76,074
Umicore SA	509	24,171
Yara International ASA	1,297	67,584

		4,590,828

CONSTRUCTION MATERIALS–0.1%
CRH PLC	5,004	141,077
Fletcher Building Ltd.	4,446	24,465
HeidelbergCement AG	856	67,844
Holcim Ltd. (REG)(a)	1,390	102,562
Imerys SA	448	34,368
James Hardie Industries PLC	3,449	45,907
Lafarge SA	832	55,009
Martin Marietta Materials, Inc.	227	32,123
Taiheiyo Cement Corp.	5,000	14,622
Vulcan Materials Co.	465	39,027

		557,004

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	7,326	77,417
Avery Dennison Corp.	335	20,415
Ball Corp.	510	35,777
MeadWestvaco Corp.	1,280	60,403
Owens-Illinois, Inc.(a)	560	12,846
Rexam PLC	3,136	27,199
Sealed Air Corp.	790	40,590

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Toyo Seikan Group Holdings Ltd.	1,700	$27,274

		301,921

METALS & MINING–0.5%
Alcoa, Inc.	4,370	48,726
Allegheny Technologies, Inc.	385	11,627
Anglo American PLC	8,479	122,491
Antofagasta PLC	1,773	19,191
ArcelorMittal (Euronext Amsterdam)	6,075	58,998
BHP Billiton Ltd.	19,498	397,736
BHP Billiton PLC	12,822	252,102
Boliden AB	1,652	30,117
Fortescue Metals Group Ltd.(b)	18,067	26,608
Freeport-McMoRan, Inc.	3,875	72,153
Fresnillo PLC(b)	1,459	15,910
Glencore PLC(a)	67,642	271,258
Hitachi Metals Ltd.	1,000	15,373
Iluka Resources Ltd.	2,008	11,875
JFE Holdings, Inc.	3,000	66,468
Kobe Steel Ltd.	12,000	20,189
Mitsubishi Materials Corp.	7,000	26,878
Newcrest Mining Ltd.(a)	7,017	70,655
Newmont Mining Corp.	1,795	41,931
Nippon Steel & Sumitomo Metal Corp.	46,000	119,271
Norsk Hydro ASA	6,514	27,339
Nucor Corp.	1,210	53,325
Randgold Resources Ltd.	576	38,636
Rio Tinto Ltd.	2,645	109,415
Rio Tinto PLC	7,725	317,752
South32 Ltd.(a)	32,320	44,254
Sumitomo Metal Mining Co., Ltd.	3,000	45,627
ThyssenKrupp AG	2,036	52,965
voestalpine AG(b)	713	29,716

		2,418,586

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	1,565	74,478
Mondi PLC	2,233	48,075
Oji Holdings Corp.(b)	4,000	17,383
Stora Enso Oyj–Class R	3,342	34,440
UPM-Kymmene Oyj	3,231	57,176

		231,552

		8,099,891

TELECOMMUNICATION SERVICES–1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.7%
AT&T, Inc.	19,448	690,793
Bezeq The Israeli Telecommunication Corp., Ltd.	7,158	12,190
BT Group PLC	49,418	349,946
CenturyLink, Inc.	2,110	61,992

Deutsche Telekom AG (REG)	19,275	$332,307
Elisa Oyj	866	27,438
Frontier Communications Corp.	3,660	18,117
HKT Trust & HKT Ltd.	18,882	22,167
Iliad SA	163	36,135
Inmarsat PLC	2,586	37,175
Koninklijke KPN NV	28,755	110,242
Level 3 Communications, Inc.(a)	1,047	55,145
Nippon Telegraph & Telephone Corp.	4,600	166,592
Orange SA	11,257	173,970
Proximus	795	28,133
Singapore Telecommunications Ltd.	48,000	150,910
Spark New Zealand Ltd	9,734	18,424
Swisscom AG (REG)	154	86,309
TDC A/S	3,390	24,850
Telecom Italia SpA (ordinary shares)(a)	64,157	81,531
Telecom Italia SpA (savings shares)	16,898	17,232
Telefonica Deutschland Holding AG	3,756	21,637
Telefonica SA	27,175	387,118
Telenor ASA	3,853	84,476
TeliaSonera AB	10,613	62,550
Telstra Corp., Ltd.	26,440	125,129
Verizon Communications, Inc.	15,545	724,552

		3,907,060

WIRELESS TELECOMMUNICATION SERVICES–0.3%
KDDI Corp.	10,600	255,799
Millicom International Cellular SA	641	47,287
NTT DOCOMO, Inc.	9,275	178,066
SoftBank Corp.	5,800	341,637
StarHub Ltd.	4,000	11,726
Tele2 AB–Class B	3,826	44,555
Vodafone Group PLC	160,882	586,880

		1,465,950

		5,373,010

UTILITIES–0.9%
ELECTRIC UTILITIES–0.5%
American Electric Power Co., Inc.	1,825	96,670
AusNet Services	37,398	40,230
Cheung Kong Infrastructure Holdings Ltd.	7,000	54,292
Chubu Electric Power Co., Inc.	3,900	58,126
Chugoku Electric Power Co., Inc. (The)	1,300	18,964
CLP Holdings Ltd.	12,500	106,077
Contact Energy Ltd.	2,149	7,296
Duke Energy Corp.	2,632	185,872
Edison International	1,215	67,530
EDP–Energias de Portugal SA	14,060	53,568

16

AB Variable Products Series Fund

Company		Shares		U.S. $ Value

Electricite de France SA		2,239		$50,083
Endesa SA(b)		1,927		36,905
Enel SpA		39,961		181,115
Entergy Corp.		675		47,587
Eversource Energy		1,160		52,676
Exelon Corp.		3,197		100,450
FirstEnergy Corp.		1,535		49,964
Fortum Oyj		2,697		47,912
Hokuriku Electric Power Co.		1,600		23,833
Iberdrola SA		31,314		211,418
Kansai Electric Power Co., Inc. (The)(a)		3,100		34,319
Kyushu Electric Power Co., Inc.(a)		1,900		22,028
Mighty River Power Ltd.		4,915		9,292
NextEra Energy, Inc.		1,645		161,259
Pepco Holdings, Inc.		890		23,977
Pinnacle West Capital Corp.		385		21,903
Power Assets Holdings Ltd.		8,500		77,388
PPL Corp.		2,445		72,054
Red Electrica Corp. SA(b)		657		52,757
Shikoku Electric Power Co., Inc.		2,700		40,419
Southern Co. (The)		3,360		140,784
SSE PLC		5,919		142,851
Terna Rete Elettrica Nazionale SpA		8,231		36,395
Tohoku Electric Power Co., Inc.		2,700		36,557
Tokyo Electric Power Co., Inc.(a)		8,800		47,942
Xcel Energy, Inc.		1,870		60,177

				2,470,670

GAS UTILITIES–0.1%
AGL Resources, Inc.		448		20,859
APA Group		3,771		23,952
Enagas SA(b)		1,276		34,736
Gas Natural SDG SA(b)		2,126		48,275
Hong Kong & China Gas Co., Ltd.		35,574		74,632
Osaka Gas Co., Ltd.		11,000		43,415
Snam SpA		14,719		70,048
Toho Gas Co., Ltd.		6,000		35,521
Tokyo Gas Co., Ltd.		14,000		74,321

				425,759

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.0%
AES Corp./VA		2,385		31,625
Electric Power Development Co., Ltd.		500		17,663
Enel Green Power SpA		25,579		50,002
Meridian Energy Ltd.		6,766		9,904
NRG Energy, Inc.		1,240		28,371

				137,565

MULTI-UTILITIES–0.3%
AGL Energy Ltd.		3,037		36,380
Ameren Corp.		910		34,289

CenterPoint Energy, Inc.			1,545		$29,401
Centrica PLC			30,469		126,431
CMS Energy Corp.			970		30,885
Consolidated Edison, Inc.			1,080		62,510
Dominion Resources, Inc./VA			2,185		146,111
DTE Energy Co.			670		50,009
E.ON SE			12,148		161,987
GDF Suez			8,789		163,637
National Grid PLC			22,895		294,678
NiSource, Inc.			1,155		52,656
PG&E Corp.			1,775		87,153
Public Service Enterprise Group, Inc.			1,855		72,864
RWE AG			3,008		64,697
SCANA Corp.			545		27,604
Sempra Energy			860		85,088
Suez Environnement Co.			2,665		49,753
TECO Energy, Inc.			875		15,453
United Utilities Group PLC			4,140		57,986
Veolia Environnement SA			1,552		31,776
WEC Energy Group, Inc.			1,188		53,442

					1,734,790

WATER UTILITIES–0.0%
Severn Trent PLC			1,575		51,465

					4,820,249

Total Common Stocks (cost $120,152,233)					148,836,679

			Principal Amount (000)
GOVERNMENTS–TREASURIES–18.6%
UNITED STATES–18.0%
U.S. Treasury Bonds
2.50%, 2/15/45	U.S.$		280		246,422
2.75%, 8/15/42			920		855,960
2.875%, 5/15/43			725		690,903
3.125%, 11/15/41–2/15/43			2,825		2,835,302
3.50%, 2/15/39			358		385,913
3.625%, 8/15/43			2,245		2,469,850
3.75%, 8/15/41			220		247,036
3.875%, 8/15/40			280		319,769
4.25%, 5/15/39			240		289,613
4.375%, 11/15/39–5/15/41			1,258		1,548,888
4.50%, 8/15/39			220		275,361
4.75%, 2/15/37–2/15/41			401		521,571
5.375%, 2/15/31			650		873,793
6.00%, 2/15/26			762		1,023,521
6.25%, 8/15/23–5/15/30			724		1,027,630
6.875%, 8/15/25			325		459,976
7.25%, 5/15/16–8/15/22			3,223		3,640,758
7.50%, 11/15/16			92		100,891
7.625%, 2/15/25			55		80,575
8.00%, 11/15/21			123		167,895

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes
0.375%, 1/31/16	U.S.$		882	$883,171
0.50%, 7/31/17			1,735	1,728,900
0.75%, 2/28/18–3/31/18			5,625	5,599,390
0.875%, 11/30/16–4/30/17			2,315	2,327,720
1.00%, 9/30/16–9/30/19			6,570	6,572,416
1.25%, 11/30/18–4/30/19			5,994	5,986,898
1.375%, 11/30/15–3/31/20			9,837	9,876,799
1.50%, 5/31/19–5/31/20			4,840	4,841,453
1.625%, 8/15/22–11/15/22			2,090	2,022,809
1.75%, 5/15/23			1,740	1,683,043
1.875%, 10/31/17			1,100	1,127,930
2.00%, 4/30/16–2/15/25			4,720	4,686,263
2.125%, 8/15/21–5/15/25			1,155	1,146,109
2.25%, 11/30/17–11/15/24			899	917,429
2.375%, 7/31/17–8/15/24			1,271	1,289,761
2.50%, 8/15/23–5/15/24			2,242	2,286,857
2.625%, 1/31/18–11/15/20			3,140	3,282,301
2.75%, 5/31/17–11/15/23			3,570	3,730,551
3.00%, 2/28/17			889	925,185
3.125%, 10/31/16–5/15/21			1,111	1,165,403
3.25%, 7/31/16			1,147	1,182,395
3.375%, 11/15/19			1,890	2,040,461
3.50%, 5/15/20			910	989,696
3.625%, 2/15/20			3,519	3,843,132
3.75%, 11/15/18			6,205	6,739,697

				94,937,396

BRAZIL–0.6%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50		BRL	3,602	3,064,560

Total Governments–Treasuries (cost $97,873,027)				98,001,956

			Shares
INVESTMENT COMPANIES–15.3%
FUNDS AND INVESTMENT TRUSTS–15.3%
iShares Core MSCI Emerging Markets ETF(b)			418,764	20,117,423
iShares International Developed Real Estate ETF(b)			313,750	9,330,925
iShares MSCI All Country Asia ex Japan ETF(b)			106,030	6,679,890
iShares MSCI EAFE ETF			43,003	2,730,260
SPDR S&P 500 ETF Trust(b)			133,645	27,510,823
Vanguard Mid-Cap ETF(b)			4,030	513,543
Vanguard REIT ETF(b)			141,941	10,601,573
Vanguard Small-Cap ETF(b)			23,840	2,895,845

Total Investment Companies (cost $82,545,453)				80,380,282

INFLATION-LINKED SECURITIES–9.0%
UNITED STATES–9.0%
U.S. Treasury Inflation Index
0.125%, 4/15/19–1/15/22	U.S.$		26,097	$26,271,360
1.375%, 7/15/18–1/15/20			5,210	5,562,967
2.125%, 1/15/19			895	974,247
1.875%, 7/15/19			1,281	1,395,850
1.25%, 7/15/20			565	604,755
1.125%, 1/15/21			4,972	5,258,738
0.625%, 7/15/21			6,887	7,108,695

Total Inflation-Linked Securities (cost $47,146,460)				47,176,612

			Contracts
OPTIONS PURCHASED–CALLS–0.1%
OPTIONS ON EQUITY INDICES–0.1%
S&P 500 Index Expiration: Aug 2015, Exercise Price: $2,190.00(a)(f)			18,500	48,228
S&P 500 Index Expiration: Aug 2015, Exercise Price: $2,190.00(a)(f)			456	1,189
S&P 500 Index Expiration: Sep 2015, Exercise Price: $2,135.00(a)(f)			17,800	332,044

Total Options Purchased–Calls (cost $878,316)				381,461

			Shares
RIGHTS–0.0%
CONSUMER DISCRETIONARY–0.0%
DISTRIBUTORS–0.0%
Jardine Cycle & Carriage Ltd., expiring 7/20/15(a)(c)(d)			111	586

SHORT-TERM INVESTMENTS–28.0%
INVESTMENT COMPANIES–28.0%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.10%(g)(h) (cost $147,517,174)			147,517,174	147,517,174

Total Investments Before Security Lending Collateral for Securities Loaned–99.3% (cost $496,112,663)				522,294,750

18

AB Variable Products Series Fund

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–12.6%
INVESTMENT COMPANIES–12.6%
AB Exchange Reserves–Class I, 0.07%(g)(h) (cost $66,141,616)	66,141,616	$66,141,616

TOTAL INVESTMENTS–111.9% (cost $562,254,279)		588,436,366
Other assets less liabilities–(11.9)%		(62,809,513)

NET ASSETS–100.0%		$525,626,853

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	253	September 2015	$10,213,334	$9,691,477	$(521,857)
FTSE 100 Index Futures	15	September 2015	1,571,823	1,530,555	(41,268)
MSCI EAFE Mini Futures	1	September 2015	95,757	91,700	(4,057)
S&P 500 E Mini Index Futures	6	September 2015	622,459	616,320	(6,139)
TOPIX Index Futures	112	September 2015	15,090,869	14,921,436	(169,433)
U.S. T-Note 10 Yr (CBT) Futures	312	September 2015	39,435,943	39,365,625	(70,318)
U.S. Ultra Bond Futures	94	September 2015	14,662,533	14,481,875	(180,658)

Sold Contracts
Hang Seng Index Futures	6	July 2015	1,055,599	1,014,146	41,453
SPI 200 Futures	14	September 2015	1,491,211	1,457,420	33,791

					$(918,486)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	6,516	JPY	798,145	9/17/15	$11,843
Citibank	EUR	1,021	USD	1,146	9/17/15	6,914
Credit Suisse International	USD	3,224	CHF	2,964	9/17/15	(44,925)
Credit Suisse International	USD	1,158	EUR	1,021	9/17/15	(18,849)
Credit Suisse International	USD	1,086	SEK	8,811	9/17/15	(20,990)
Deutsche Bank AG	USD	1,979	JPY	244,333	9/17/15	19,149
HSBC Bank USA	AUD	1,392	USD	1,068	9/17/15	(1,426)
HSBC Bank USA	JPY	93,620	USD	756	9/17/15	(9,709)

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	1,097	AUD	1,392	9/17/15	$(27,005)
Morgan Stanley Capital Services LLC	USD	799	JPY	98,737	9/17/15	9,079
Royal Bank of Scotland PLC	GBP	671	USD	1,055	9/17/15	1,755
Royal Bank of Scotland PLC	USD	1,520	GBP	959	9/17/15	(13,693)
Societe Generale	USD	3,074	GBP	2,004	9/17/15	72,665
Standard Chartered Bank	CAD	591	USD	481	9/17/15	8,027
State Street Bank & Trust Co.	BRL	10,026	USD	3,193	8/04/15	5,301
State Street Bank & Trust Co.	EUR	741	USD	840	9/17/15	12,900
State Street Bank & Trust Co.	GBP	951	USD	1,463	9/17/15	(30,281)
State Street Bank & Trust Co.	SEK	3,999	USD	485	9/17/15	2,121
State Street Bank & Trust Co.	USD	836	EUR	741	9/17/15	(8,595)
State Street Bank & Trust Co.	USD	524	SEK	4,318	9/17/15	(2,028)
UBS AG	EUR	1,107	USD	1,240	9/17/15	4,380

						$(23,367)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.53%	$15,484	$982,636	$(13,516)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	9,969	632,346	(55,983)

				$1,614,982	$(69,499)

*	Termination date.

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank
Standard and Poor’s Midcap 400 Index	$5,816	LIBOR Plus 0.07%	$12,625	2/3/16	$(217,537)
Goldman Sachs International
Russell 2000 Total Return Index	441	LIBOR Minus 0.55%	2,599	3/15/16	26,964
Russell 2000 Total Return Index	30	LIBOR Minus 0.49%	181	4/15/16	(2,447)
Russell 2000 Total Return Index	627	LIBOR Minus 0.57%	3,785	4/15/16	(50,636)
UBS AG
Russell 2000 Total Return Index	599	LIBOR Minus 0.60%	3,583	10/15/15	(16,746)

					$(260,402)

*	Less than $0.50.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

20

AB Variable Products Series Fund

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate market value of these securities amounted to $59,621 or 0.0% of net assets.

(f)	One contract relates to 1 share.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $348,595,489)	$374,777,576	(a)
Affiliated issuers (cost $213,658,790—including investment of cash collateral for securities loaned of $66,141,616)	213,658,790
Cash	6,926
Cash collateral due from broker	3,730,202
Foreign currencies, at value (cost $371,102)	365,827
Dividends and interest receivable	1,583,039
Receivable for capital stock sold	786,720
Unrealized appreciation on forward currency exchange contracts	154,134
Receivable for variation margin on exchange-traded derivatives	131,049
Receivable for investment securities sold	51,310
Unrealized appreciation on total return swaps	26,964

Total assets	595,272,537

LIABILITIES
Payable for collateral received on securities loaned	65,408,778
Payable for investment securities purchased and foreign currency transactions	2,099,034
Collateral due to Securities Lending Agent	732,838
Advisory fee payable	304,539
Payable for capital stock redeemed	287,727
Unrealized depreciation on total return swaps	287,366
Unrealized depreciation on forward currency exchange contracts	177,501
Distribution fee payable	108,687
Payable for variation margin on exchange-traded derivatives	71,692
Administrative fee payable	10,035
Transfer Agent fee payable	107
Accrued expenses	157,380

Total liabilities	69,645,684

NET ASSETS	$525,626,853

COMPOSITION OF NET ASSETS
Capital stock, at par	$44,209
Additional paid-in capital	476,001,716
Undistributed net investment income	4,269,740
Accumulated net realized gain on investment and foreign currency transactions	20,404,290
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	24,906,898

	$525,626,853

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$365,852	30,558	$11.97
B	$525,261,001	44,178,139	$11.89

(a)	Includes securities on loan with a value of $64,341,486 (see Note E).

See notes to financial statements.

22

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $152,403)	$3,199,678
Affiliated issuers	80,572
Interest	632,639
Securities lending income	261,637

4,174,526

EXPENSES
Advisory fee (see Note B)	1,776,466
Distribution fee—Class B	633,963
Transfer agency—Class A	2
Transfer agency—Class B	2,660
Custodian	134,452
Audit and tax	45,186
Administrative	25,016
Printing	18,720
Legal	13,865
Directors’ fees	8,320
Miscellaneous	59,055

Total expenses	2,717,705

Net investment income	1,456,821

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,304,392
Futures	7,223,340
Options written	277,388
Swaps	2,229,109
Foreign currency transactions	(1,222,174)
Net change in unrealized appreciation/depreciation of:
Investments	(3,184,003)
Futures	(1,972,761)
Swaps	(1,110,929)
Foreign currency denominated assets and liabilities	300,083

Net gain on investment and foreign currency transactions	6,844,445

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,301,266

See notes to financial statements.

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,456,821		$1,879,095
Net realized gain on investment transactions and foreign currency transactions	12,812,055		11,045,036
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,967,610)		5,328,537

Net increase in net assets from operations	8,301,266		18,252,668
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,822)
Class B	–0	–	(1,663,749)
Net realized gain on investment transactions
Class A	–0	–	(12,606)
Class B	–0	–	(16,600,682)
CAPITAL STOCK TRANSACTIONS
Net increase	35,375,514		94,188,367

Total increase	43,676,780		94,162,176
NET ASSETS
Beginning of period	481,950,073		387,787,897

End of period (including undistributed net investment income of $4,269,740 and $2,812,919, respectively)	$525,626,853		$481,950,073

See notes to financial statements.

24

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Dynamic Asset Allocation Portfolio. The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

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AB Variable Products Series Fund

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$11,592,923		$20,656,643		$–0	–^	$32,249,566
Health Care	10,654,230		8,950,517		–0	–	19,604,747
Consumer Discretionary	9,082,030		10,304,827		–0	–	19,386,857
Information Technology	13,656,989		3,763,544		–0	–	17,420,533
Industrials	7,177,589		10,024,918		–0	–	17,202,507
Consumer Staples	6,515,033		8,612,971		–0	–	15,128,004
Energy	5,422,895		4,128,420		–0	–	9,551,315
Materials	2,271,670		5,828,221		–0	–	8,099,891
Telecommunication Services	1,608,901		3,764,109		–0	–	5,373,010
Utilities	2,078,566		2,741,683		–0	–	4,820,249
Governments—Treasuries	–0	–	98,001,956		–0	–	98,001,956
Investment Companies	80,380,282		–0	–	–0	–	80,380,282
Inflation-Linked Securities	–0	–	47,176,612		–0	–	47,176,612
Options Purchased—Calls	–0	–	381,461		–0	–	381,461
Rights	–0	–	–0	–	586		586
Short-Term Investments	147,517,174		–0	–	–0	–	147,517,174
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	66,141,616		–0	–	–0	–	66,141,616

Total Investments in Securities	364,099,898		224,335,882		586		588,436,366
Other Financial Instruments*:
Assets:
Futures	–0	–	75,244		–0	–	75,244	#
Forward Currency Exchange Contracts	–0	–	154,134		–0	–	154,134
Total Return Swaps	–0	–	26,964		–0	–	26,964
Liabilities:
Futures	(261,173)		(732,557)		–0	–	(993,730	)#
Forward Currency Exchange Contracts	–0	–	(177,501)		–0	–	(177,501)
Centrally Cleared Credit Default Swaps	–0	–	(69,499)		–0	–	(69,499	)#
Total Return Swaps	–0	–	(287,366)		–0	–	(287,366)

Total+	$363,838,725		$223,325,301		$586		$587,164,612

^	Less than $0.50

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Rights		Total
Balance as of 12/31/14	$–0	–	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	586		586
Purchases	–0	–	–0	–	–0	–
Sales	–0	–	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/15	$–0	–^	$586		$586

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15*	$–0	–	$586		$586

^	Less than $0.50.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio’s ) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018. For the six months ended June 30, 2015, there were no expenses waived by the Adviser. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Fund until April 1, 2015. No repayment would have been made that would have caused the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before April 1, 2012. No repayments were made under this provision.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,016.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$142,292	$144,222	$138,997	$147,517	$69

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $27,082, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$94,570,965	$99,444,581
U.S. government securities	64,369,699	43,772,582

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$34,322,153
Gross unrealized depreciation	(8,140,066)

Net unrealized appreciation	$26,182,087

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and

30

AB Variable Products Series Fund

movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2015, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended June 30, 2015, the Portfolio held purchased options for hedging purposes. During the six months ended June 30, 2015, the Portfolio held written options for hedging purposes.

For the six months ended June 30, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/14	–0	–	$–0	–
Options written	12,400		307,768
Options expired	–0	–	–0	–
Options bought back	(12,400)		(307,768)
Options exercised	–0	–	–0	–

Options written outstanding as of 06/30/15	–0	–	$–0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis

32

AB Variable Products Series Fund

over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended June 30, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

34

AB Variable Products Series Fund

At June 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$250,976	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	69,499	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$75,244	*	Receivable/Payable for variation margin on exchange-traded derivatives	742,754	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	154,134		Unrealized depreciation on forward currency exchange contracts	177,501
Equity contracts	Investments in securities, at value	381,461
Equity contracts	Unrealized appreciation on total return swaps	26,964		Unrealized depreciation on total return swaps	287,366

Total		$637,803			$1,528,096

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(199,394)	$(655,842)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	7,422,734	(1,316,919)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,268,034)	301,864
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(764,157)	(496,856)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	277,388	–0	–
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(405,169)	219,892
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,634,278	(1,330,821)

Total		$7,697,646	$(3,278,682)

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2015:

Futures:
Average original value of buy contracts	$93,312,130
Average original value of sale contracts	$3,217,363	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$45,820,426
Average principal amount of sale contracts	$44,524,919

Purchased Options:
Average monthly cost	$810,305	(b)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$33,578,970	(c)
Average notional amount of sale contracts	$34,652,389

Total Return Swaps:
Average notional amount	$26,263,286

(a)	Positions were open for four months during the period.

(b)	Positions were open for three months during the period.

(c)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$131,049	$–0	–	$–0	–	$–0	–	$131,049

Total	$131,049	$–0	–	$–0	–	$–0	–	$131,049

OTC Derivatives:
Bank of America, NA	$332,044	$–0	–	$–0	–	$–0	–	$332,044
Barclays Bank PLC	11,843	–0	–	–0	–	–0	–	11,843
Citibank	6,914	(6,914)		–0	–	–0	–	–0	–
Deutsche Bank AG	68,566	–0	–	–0	–	–0	–	68,566
Goldman Sachs International	26,964	(26,964)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services LLC	9,079	(9,079)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	1,755	(1,755)		–0	–	–0	–	–0	–
Societe Generale	72,665	–0	–	–0	–	–0	–	72,665
Standard Chartered Bank	8,027	–0	–	–0	–	–0	–	8,027
State Street Bank & Trust Co.	20,322	(20,322)		–0	–	–0	–	–0	–
UBS AG	4,380	(4,380)		–0	–	–0	–	–0	–

Total	$562,559	$(69,414)		$–0	–	$–0	–	$493,145	^

36

AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$71,692	$–0	–	$(71,692)		$–0	–	$–0	–

Total	$71,692	$–0	–	$(71,692)		$–0	–	$–0	–

OTC Derivatives:
Citibank	$217,537	$(6,914)		$–0	–	$–0	–	$210,623
Credit Suisse International	84,764	–0	–	–0	–	–0	–	84,764
Goldman Sachs International	53,083	(26,964)		–0	–	–0	–	26,119
HSBC Bank USA	11,135	–0	–	–0	–	–0	–	11,135
Morgan Stanley Capital Services LLC	27,005	(9,079)		–0	–	–0	–	17,926
Royal Bank of Scotland PLC	13,693	(1,755)		–0	–	–0	–	11,938
State Street Bank & Trust Co.	40,904	(20,322)		–0	–	–0	–	20,582
UBS AG	16,746	(4,380)		–0	–	–0	–	12,366

Total	$464,867	$(69,414)		$–0	–	$–0	–	$395,453	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at June 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $64,341,486 and had received cash collateral which has been invested into AB Exchange Reserves of $66,141,616. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $261,637 and $11,593 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$6,894	$477,995	$418,747	$66,142

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	6,947		25,879	$83,405		$306,156
Shares issued in reinvestment of dividends and distributions	–0	–	1,199	–0	–	13,912
Shares redeemed	(6,160)		(20,202)	(75,119)		(241,602)

Net increase	787		6,876	$8,286		$78,466

Class B
Shares sold	5,636,589		10,708,222	$67,781,122		$125,493,251
Shares issued in reinvestment of dividends and distributions	–0	–	1,581,336	–0	–	18,264,431
Shares redeemed	(2,698,760)		(4,228,715)	(32,413,894)		(49,647,781)

Net increase	2,937,829		8,060,843	$35,367,228		$94,109,901

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objectives.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in

38

AB Variable Products Series Fund

overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward currency exchange contracts, forward commitments, dollar rolls or futures by borrowing money. The use of derivative transactions by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$10,233,755	$1,548,285
Net long-term capital gains	8,045,104	394,049

Total taxable distributions paid	$18,278,859	$1,942,334

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,601,734
Undistributed net capital gain	3,927,483
Accumulated capital and other losses	(10,347	)(a)
Unrealized appreciation/(depreciation)	28,771,399	(b)

Total accumulated earnings/(deficit)	$41,290,269	(c)

(a)	As of December 31, 2014, the Portfolio had cumulative deferred losses on straddles of $10,347.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

40

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,						April 1, 2011(a) to December 31, 2011
			2014		2013		2012
Net asset value, beginning of period	$11.74		$11.74		$10.53		$9.75		$10.00

Income From Investment Operations
Net investment income (loss) (b)	.05		.08	(c)	.03	(c)	(.01	)(c)	.03	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18		.44		1.26		.81		(.28)

Net increase (decrease) in net asset value from operations	.23		.52		1.29		.80		(.25)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.07)		(.04)		(.01)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.45)		(.04)		(.01)		–0	–

Total dividends and distributions	–0	–	(.52)		(.08)		(.02)		–0	–

Net asset value, end of period	$11.97		$11.74		$11.74		$10.53		$9.75

Total Return
Total investment return based on net asset value (d)	1.96%		4.45%		12.31%		8.22%		(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$366		$350		$269		$27		$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82	%^	.85%		.85%		.85%		.85	%^
Expenses, before waivers/reimbursements	.82	%^	.85%		.89%		1.22%		2.53	%^
Net investment income (loss)	.82	%^	.69	%(c)	.31	%(c)	(.14	)%(c)	.36	%(c)^
Portfolio turnover rate	40%		53%		52%		51%		68%

See footnote summary on page 42.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,						April 1, 2011(a) to December 31, 2011
			2014		2013		2012
Net asset value, beginning of period	$11.68		$11.68		$10.49		$9.74		$10.00

Income From Investment Operations
Net investment income (b)	.03		.05	(c)	.01	(c)	.01	(c)	.06	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18		.45		1.25		.76		(.32)

Net increase (decrease) in net asset value from operations	.21		.50		1.26		.77		(.26)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.05)		(.03)		(.01)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.45)		(.04)		(.01)		–0	–

Total dividends and distributions	–0	–	(.50)		(.07)		(.02)		–0	–

Net asset value, end of period	$11.89		$11.68		$11.68		$10.49		$9.74

Total Return
Total investment return based on net asset value (d)	1.89%		4.21%		12.04%		7.90%		(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$525,261		$481,600		$387,519		$220,663		$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07	%^	1.10%		1.10%		1.10%		1.10	%^
Expenses, before waivers/reimbursements	1.07	%^	1.10%		1.14%		1.29%		2.45	%^
Net investment income	.57	%^	.44	%(c)	.05	%(c)	.12	%(c)	1.02	%(c)^
Portfolio turnover rate	40%		53%		52%		51%		68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

42

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.” 4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 06/30/14 ($MM)	Advisory Fee
Dynamic Asset Allocation Portfolio	$442.2	0.70% of average daily net assets

1	The information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio commenced operation on April 1, 2011.

4	Jones v. Harris at 1427.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,422 (0.018% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/13)	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85%	0.89%	December 31
	Class B 1.10%	1.14%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 In

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

44

AB Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2014 net assets:6

Portfolio	Net Assets 6/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	$442.2	Dynamic All Market 0.60% on 1st $500 million 0.50% on the balance	0.600%	0.700%
		Minimum Account Size: $250 m

The Adviser manages AllianceBernstein Dynamic All Market Fund—(“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as the Portfolio. The advisory fee schedule of Dynamic All Market Fund is set forth below.

Portfolio	AB Fund	Fee
Dynamic Asset Allocation Portfolio	Dynamic All Market Fund	0.60% of average daily net assets

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”), which utilize the Adviser’s DAA strategy. Unlike the Dynamic Asset Allocation Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.7 The advisory fee schedules of the Overlay Portfolios are set forth below. Also shown are what would have been the effective advisory fees of the Portfolio had the Overlay Portfolios’ fee schedules been applicable to the Portfolio based on June 30, 2014 net assets:

Portfolio	Overlay Portfolio	Fee[8]
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% of average daily net assets

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% of average daily net assets

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Dynamic Diversified Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[9]
Dynamic Asset Allocation Portfolio	Dynamic Diversified Portfolio
	Class A	1.70%
	Class I (Institutional)	0.90%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on June 30, 2014 net assets.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed- income and 30% equity). The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

8	The advisory fees of each Overlay Portfolio are based on the percentage of each portfolio’s average daily 9 net assets, not an aggregate of the assets in the portfolios shown.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is for only investment advisory services.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
Dynamic Asset Allocation Portfolio	Client # 1	0.40% on 1st $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.378%

	Client # 2	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.334%

	Client # 3[10]	0.35% on first $400 million 0.30% on the balance	0.345%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Portfolio’s contractual management fee12 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[14]	Lipper EG Median (%)	Lipper EG Rank
Dynamic Asset Allocation Portfolio	0.700	0.758	3/7

10	The client is an affiliate of the Adviser.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

14	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

46

AB Variable Products Series Fund

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.15

Portfolio	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Dynamic Asset Allocation Portfolio	0.851	0.730	5/7	0.724	9/14

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $735,941 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $1,649,568 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.17

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU 16 . Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A total expense ratio.

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2013.

47

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Portfolio did not effect any brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

48

AB Variable Products Series Fund

The information prepared by Lipper shows the 1 and 3 year net performance ranking and return21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended May 31, 2014.23

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Dynamic Asset Allocation Portfolio
1 year	9.61	10.57	9.98	5/7	8/14
3 year	6.15	7.76	6.14	4/5	4/8

Set forth below are the 1 year, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2014.24

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)
Dynamic Asset Allocation Portfolio	9.61	6.15	6.52
60% MSCI World/ 40% Barclays US Aggregate Government—Treasury	11.56	7.79	8.06
MSCI World Net Index	18.87	10.56	10.50
Barclays US Aggregate Government—Treasury	1.06	2.99	3.70
Inception Date: April 1, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints, should the Portfolio’s assets, which currently remain low, grow to a substantial level. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 29, 2014

21	The performance rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio shown was provided by Lipper.

22	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

49

VPS-DAA-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL BOND PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

GLOBAL BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 29, 2015+	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$986.00	$0.62	0.37%
Hypothetical (5% annual return before expenses)	$1,000	$1,007.86	$0.63	0.37%

Class B
Actual	$1,000	$986.00	$1.11	0.66%
Hypothetical (5% annual return before expenses)	$1,000	$1,007.37	$1.13	0.66%

+	Commencement of operations.

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the one-half year period).

1

GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$4,920,785	48.3%
Governments—Treasuries	2,617,771	25.7
Mortgage Pass-Throughs	272,333	2.7
Inflation-Linked Securities	249,552	2.5
Corporates—Investment Grade	164,342	1.6
Governments—Sovereign Agencies	86,097	0.8
Short-Term Investments	1,872,902	18.4

Total Investments	$10,183,782	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares		U.S. $ Value

INVESTMENT COMPANIES–49.9%
FUNDS AND INVESTMENT TRUST–49.9%
AB Global Bond Fund, Inc.–Class Z(a) (cost $5,021,451)		593,581	$4,920,785

	Principal Amount (000)
GOVERNMENTS–TREASURIES–26.5%
AUSTRALIA–1.6%
Australia Government Bond
Series 122 5.25%, 3/15/19(b)	AUD	130	111,434
Series 139 3.25%, 4/21/25(b)		28	22,026
Series 144 3.75%, 4/21/37(b)		29	22,753

			156,213

BELGIUM–0.4%
Belgium Government Bond Series 71 3.75%, 6/22/45(b)	EUR	27	40,705

BRAZIL–0.7%
Brazil Notas do Tesouro Nacional
Serie B 6.00%, 8/15/50	BRL	45	38,286
Series B 6.00%, 5/15/55		33	27,955

			66,241

CANADA–3.1%
Canadian Government Bond
1.25%, 8/01/17	CAD	360	292,770
2.25%, 6/01/25		12	10,103

			302,873

FRANCE–2.0%
France Government Bond OAT 3.50%, 4/25/20	EUR	156	200,524

GERMANY–0.9%
Bundesrepublik Deutschland
0.50%, 2/15/25		52	56,130
2.25%, 9/04/21		26	32,505

			88,635

IRELAND–1.0%
Ireland Government Bond
2.40%, 5/15/30(b)		10	11,537
3.40%, 3/18/24(b)		19	24,442
5.40%, 3/13/25		40	58,812

			94,791

ITALY–3.6%
Italy Buoni Poliennali Del Tesoro
3.75%, 5/01/21	EUR	232	$290,503
5.00%, 8/01/34(b)		18	25,607
6.00%, 5/01/31		24	37,025

			353,135

MEXICO–0.3%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	420	29,780

NETHERLANDS–0.5%
Netherlands Government Bond 0.25%, 7/15/25	EUR	47	48,458

SOUTH AFRICA–0.8%
South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	848	81,134

SPAIN–0.7%
Spain Government Bond
1.95%, 7/30/30(b)	EUR	33	32,982
4.20%, 1/31/37(b)		21	27,118
5.15%, 10/31/44(b)		7	10,422

			70,522

UNITED KINGDOM–3.4%
United Kingdom Gilt
2.25%, 9/07/23(b)	GBP	78	125,425
3.25%, 1/22/44(b)		65	112,650
4.75%, 3/07/20(b)		56	101,420

			339,495

UNITED STATES–7.5%
U.S. Treasury Bonds
2.875%, 5/15/43	U.S.$	94	89,579
3.00%, 11/15/44		35	34,237
4.50%, 2/15/36		176	221,292
U.S. Treasury Notes
2.00%, 2/15/25		327	317,701
2.50%, 5/15/24		42	42,719
2.625%, 8/15/20		38	39,737

			745,265

Total Governments–Treasuries (cost $2,695,275)			2,617,771

MORTGAGE PASS-THROUGHS–2.8%
AGENCY FIXED RATE 30-YEAR–2.8%
Government National Mortgage Association 3.50% , 7/01/45		48	49,300
Federal National Mortgage Association 4.00% , 8/01/45		211	223,033

Total Mortgage Pass-Throughs (cost $271,249)			272,333

3

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–2.5%
UNITED STATES–2.5%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $251,705)	U.S.$	246	$249,552

CORPORATES–INVESTMENT GRADE–1.7%
INDUSTRIAL–1.4%
BASIC–0.2%
International Paper Co.
3.80%, 1/15/26		4	3,919
5.15%, 5/15/46		3	2,882
Mosaic Co. (The) 5.625%, 11/15/43		2	2,131
Teck Resources Ltd. 4.50%, 1/15/21		10	9,599

			18,531

COMMUNICATIONS–MEDIA–0.2%
Cox Communications, Inc. 2.95%, 6/30/23(b)		8	7,373
Time Warner, Inc. 3.60%, 7/15/25		5	4,864

			12,237

CONSUMER NON-CYCLICAL–0.5%
AbbVie, Inc.
2.50%, 5/14/20		8	7,918
3.60%, 5/14/25		10	9,884
Baxalta, Inc. 5.25%, 6/23/45(b)		5	5,027
HJ Heinz Co.
2.80%, 7/02/20(b)		7	7,006
3.50%, 7/15/22(b)		7	7,016
Reynolds American, Inc.
4.45%, 6/12/25		10	10,188
5.85%, 8/15/45		3	3,147

			50,186

ENERGY–0.4%
Devon Energy Corp. 5.00%, 6/15/45		7	6,911
EnLink Midstream Partners LP 4.15%, 6/01/25		13	12,657
Enterprise Products Operating LLC 3.70%, 2/15/26		10	9,683
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		12	11,582

			40,833

TECHNOLOGY–0.1%
Hewlett-Packard Co. 4.65%, 12/09/21		10	10,614

			132,401

UTILITY–0.2%
ELECTRIC–0.2%
Entergy Corp. 4.00%, 7/15/22		8	8,061

Exelon Corp. 3.95%, 6/15/25	U.S.$	12	$12,071

			20,132

FINANCIAL INSTITUTIONS–0.1%
BANKING–0.0%
Goldman Sachs Group, Inc. (The) 5.15%, 5/22/45		3	2,888

INSURANCE–0.1%
MetLife, Inc. Series C 5.25%, 6/15/20(c)		9	8,921

			11,809

Total Corporates–Investment Grade (cost $165,605)			164,342

GOVERNMENTS–SOVEREIGN AGENCIES–0.9%
GOVERNMENTS–SOVEREIGN AGENCIES–0.9%
Canada Housing Trust No 1 3.80% , 6/15/21(b) (cost $88,821)	CAD	95	86,097

	Shares
SHORT-TERM INVESTMENTS–19.0%
INVESTMENT COMPANIES–11.4%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.10%(a)(d) (cost $1,122,909)		1,122,909	1,122,909

	Principal Amount (000)
U.S. TREASURY BILLS–7.6%
U.S. Treasury Bill Zero Coupon, 8/06/15 (cost $749,993)	U.S.$	750	749,993

Total Short-Term Investments (cost $1,872,902)			1,872,902

TOTAL INVESTMENTS–103.3% (cost $10,367,008)			10,183,782
Other assets less liabilities–(3.3)%			(323,714)

NET ASSETS–100.0%			$9,860,068

4

AB Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	6	September 2015	$719,252	$720,382	$1,130
U.S. T-Note 3 Yr (CBT) Futures	2	September 2015	391,403	424,844	33,441

					$34,571

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	BRL	70	USD	23	7/02/15	$359
State Street Bank & Trust Co.	BRL	427	USD	134	7/02/15	(3,072)
State Street Bank & Trust Co.	TRY	115	USD	41	7/02/15	(1,368)
State Street Bank & Trust Co.	USD	22	BRL	71	7/02/15	533
State Street Bank & Trust Co.	USD	70	BRL	216	7/02/15	(29)
State Street Bank & Trust Co.	USD	44	TRY	116	7/02/15	(1,035)
State Street Bank & Trust Co.	GBP	255	USD	391	7/10/15	(9,750)
State Street Bank & Trust Co.	USD	61	GBP	38	7/10/15	416
State Street Bank & Trust Co.	USD	29	IDR	388,419	7/10/15	(7)
State Street Bank & Trust Co.	USD	4	ZAR	45	7/15/15	22
State Street Bank & Trust Co.	ZAR	1,045	USD	86	7/15/15	97
State Street Bank & Trust Co.	MXN	1,420	USD	92	7/16/15	2,053
State Street Bank & Trust Co.	USD	62	MXN	950	7/16/15	(1,523)
State Street Bank & Trust Co.	CAD	579	USD	466	7/23/15	2,289
State Street Bank & Trust Co.	JPY	1,443	USD	12	7/24/15	(186)
State Street Bank & Trust Co.	SGD	33	USD	25	7/24/15	(34)
State Street Bank & Trust Co.	USD	24	SGD	33	7/24/15	236
State Street Bank & Trust Co.	EUR	824	USD	926	7/30/15	7,080
State Street Bank & Trust Co.	USD	1	EUR	1	7/30/15	–0	–^
State Street Bank & Trust Co.	USD	8	EUR	7	7/30/15	–0	–^
State Street Bank & Trust Co.	BRL	209	USD	66	8/04/15	(179)
State Street Bank & Trust Co.	USD	24	BRL	77	8/04/15	239
State Street Bank & Trust Co.	AUD	344	USD	263	8/07/15	(1,739)
State Street Bank & Trust Co.	KRW	109,617	USD	98	8/07/15	21
State Street Bank & Trust Co.	USD	34	AUD	45	8/07/15	107
State Street Bank & Trust Co.	NZD	66	USD	45	8/14/15	568
State Street Bank & Trust Co.	TWD	759	USD	24	8/14/15	(108)

$(5,010)

5

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.53%	$218	$13,822	$(1,181)
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00%	0.70%	1,100	15,705	(3,300)

				$29,527	$(4,481)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
CDX-EM Series 23, 5 Year Index 6/20/20*	1.00%	3.17%	$150	$(13,901)	$(12,793)	$(1,108)
Barclays Bank PLC
CMBX.NA.BBB 7, 1/17/47*	3.00%	3.41%	100	(2,764)	(633)	(2,131)

				$(16,665)	$(13,426)	$(3,239)

*	Termination date

^	Less than $0.50.

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate market value of these securities amounted to $781,040 or 7.9% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

6

AB Variable Products Series Fund

Glossary:

CBT—Chicago Board of Trade

CDX-EM—Emerging Market Credit Default Swap Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBX.NA—North American Commercial Mortgage-Backed Index

INTRCONX—Inter-Continental Exchange

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

7

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $4,222,648)	$4,140,088
Affiliated issuers (cost $6,144,360)	6,043,694
Cash collateral due from broker	37,009
Receivable for investment securities sold and foreign currency transactions	475,145
Prepaid expenses	38,186
Receivable for variation margin on exchange-traded derivatives	35,761
Interest and dividends receivable	31,471
Receivable due from Adviser	18,136
Unrealized appreciation on forward currency exchange contracts	14,020

Total assets	10,833,510

LIABILITIES
Due to custodian	294,492
Payable for investment securities purchased and foreign currency transactions	566,195
Unrealized depreciation on forward currency exchange contracts	19,030
Upfront premium received on credit default swaps	13,426
Unrealized depreciation on credit default swaps	3,239
Transfer Agent fee payable	104
Distribution fee payable	2
Accrued expenses	76,954

Total liabilities	973,442

NET ASSETS	$9,860,068

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,000
Additional paid-in capital	9,999,000
Undistributed net investment income	27,206
Accumulated net realized loss on investment transactions and foreign currency transactions	(6,459)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(160,679)

$9,860,068

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,850,212	999,000	$9.86
B	$9,856	1,000	$9.86

See notes to financial statements.

8

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
For the period April 29, 2015(a) to June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends—Affiliated issuers	$21,543
Interest	11,895

33,438

EXPENSES
Advisory fee (see Note B)	8,392
Distribution fee—Class B	4
Transfer agency—Class A	713
Transfer agency—Class B	1
Audit and tax	14,204
Administrative	13,277
Custodian	10,467
Amortization of offering expenses	7,814
Legal	5,317
Printing	3,150
Directors’ fees	1,127
Miscellaneous	444

Total expenses	64,910
Less: expenses waived and reimbursed by the Adviser (see Note B)	(58,678)

Net expenses	6,232

Net investment income	27,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(15,864)
Futures	411
Swaps	1,129
Foreign currency transactions	7,865
Net change in unrealized appreciation/depreciation of:
Investments	(183,226)
Futures	34,571
Swaps	(7,720)
Foreign currency denominated assets and liabilities	(4,304)

Net loss on investment and foreign currency transactions	(167,138)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(139,932)

(a)	Commencement of operations.

See notes to financial statements.

9

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	April 29, 2015(a) to June 30, 2015 (unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$27,206
Net realized loss on investment transactions and foreign currency transactions	(6,459)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(160,679)

Net decrease in net assets from operations	(139,932)
CAPITAL STOCK TRANSACTIONS
Net increase	10,000,000

Total increase	9,860,068
NET ASSETS
Beginning of period	–0	–

End of period (including undistributed net investment income of $27,206)	$9,860,068

(a)	Commencement of operations.

See notes to financial statements.

10

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). AB Global Bond Portfolio commenced operations on April 29, 2015. The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of June 30, 2015 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of each class of shares of the Portfolio that is currently being offered. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

11

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

12

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$4,920,785		$–0	–	$–0	–	$4,920,785
Governments—Treasuries	–0	–	2,617,771		–0	–	2,617,771
Mortgage Pass-Throughs	–0	–	272,333		–0	–	272,333
Inflation-Linked Securities	–0	–	249,552		–0	–	249,552
Corporates—Investment Grade	–0	–	164,342		–0	–	164,342
Governments—Sovereign Agencies	–0	–	86,097		–0	–	86,097
Short-Term Investments:
Investment Companies	1,122,909		–0	–	–0	–	1,122,909
U.S. Treasury Bills	–0	–	749,993		–0	–	749,993

Total Investments in Securities	6,043,694		4,140,088		–0	–	10,183,782
Other Financial Instruments*:
Assets:
Futures	34,571		–0	–	–0	–	34,571	#
Forward Currency Exchange Contracts	–0	–	14,020		–0	–	14,020
Liabilities:
Forward Currency Exchange Contracts	–0	–	(19,030)		–0	–	(19,030)
Centrally Cleared Credit Default Swaps	–0	–	(4,481)		–0	–	(4,481	)#
Credit Default Swaps	–0	–	(3,239)		–0	–	(3,239)

Total^	$6,078,265		$4,127,358		$–0	–	$10,205,623

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

13

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from April 29, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to

14

AB Variable Products Series Fund

the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .64% and .89% of daily average net assets for Class A and Class B, respectively. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before May 1, 2017. For the period ended June 30, 2015, such reimbursement amounted to $45,401.

The Portfolio currently invests in AB Global Bond Fund (“ABGB”), an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through April 29, 2016 in an amount equal to the Portfolio’s proportionate share of all advisory fees and other expenses of ABGB that are indirectly borne by the Portfolio. For the period ended June 30, 2015, such waiver amounted to $4,534, which is included in the reimbursement amount stated above.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended June 30, 2015, the Adviser voluntarily agreed to waive such fees amounting to $13,227.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $200 for the period ended June 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2015 is as follows:

Market Value April 29, 2015(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$0	$3,846	$2,723	$1,123	$0	*

(a)	Commencement of operations.

*	Amount is less than $500.

A summary of the Portfolio’s transactions in shares of the AB Global Bond Fund for the period ended June 30, 2015 is as follows:

Market Value April 29, 2015(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$0	$5,021	$0	$0	$(100)	$4,921	$22

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended June 30, 2015 amounted to $69, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

15

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,333,348	$762,649
U.S. government securities	924,599	1,892,705

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$3,374
Gross unrealized depreciation	(186,600)

Net unrealized depreciation	$(183,226)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures

16

AB Variable Products Series Fund

can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended June 30, 2015, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended June 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is

17

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the period ended June 30, 2015, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce

18

AB Variable Products Series Fund

the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$34,571	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$4,481	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	14,020		Unrealized depreciation on forward currency exchange contracts	19,030
Credit contracts				Unrealized depreciation on credit default swaps	3,239

Total		$48,591			$26,750

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$411	$34,571
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,478	(5,010)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,129	(7,720)

Total		$4,018	$21,841

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GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended June 30, 2015:

Futures:
Average original value of buy contracts	$910,558	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$486,064
Average principal amount of sale contracts	$2,366,494
Credit Default Swaps:
Average notional amount of sale contracts	$250,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,319,267

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$5,035	$–0	–	$–0	–	$–0	–	$5,035
Morgan Stanley & Co., LLC**	34,571	–0	–	–0	–	–0	–	34,571

Total	$39,606	$–0	–	$–0	–	$–0	–	$39,606

OTC Derivatives:
State Street Bank & Trust Co.	$14,020	$(14,020)		$–0	–	$–0	–	$–0	–

Total	$14,020	$(14,020)		$–0	–	$–0	–	$–0	–^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$13,901	$–0	–	$–0	–	$–0	–	$13,901
Barclays Bank PLC	2,764	–0	–	–0	–	–0	–	2,764
State Street Bank & Trust Co.	19,030	(14,020)		–0	–	–0	–	5,010

Total	$35,695	$(14,020)		$–0	–	$–0	–	$21,675	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at June 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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AB Variable Products Series Fund

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the period ended June 30, 2015, the Portfolio had no transactions in dollar rolls.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES	AMOUNT
	April 29, 2015(a) to June 30, 2015 (unaudited)	April 29, 2015(a) to June 30, 2015 (unaudited)
Class A
Shares sold	999,000	$9,990,000

Net increase	999,000	$9,990,000

Class B
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

(a)	Commencement of operations.

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

21

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Non-diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE H: Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as part of the facility on July 9, 2015.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
April 29, 2015(a) to June 30, 2015 (unaudited)
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.03
Net realized and unrealized loss on investment transactions and foreign currency transactions	(.17)

Net decrease in net asset value from operations	(.14)

Net asset value, end of period	$9.86

Total Return
Total investment return based on net asset value (d)	(1.40)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,850
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.64%
Expenses, before waivers/reimbursements (e)^	4.14%
Net investment income (c)^	1.62%
Portfolio turnover rate	26%

See footnote summary on page 24.

23

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
April 29, 2015(a) to June 30, 2015 (unaudited)
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.02
Net realized and unrealized loss on investment transactions and foreign currency transactions	(.16)

Net decrease in net asset value from operations	(.14)

Net asset value, end of period	$9.86

Total Return
Total investment return based on net asset value (d)	(1.40)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.89%
Expenses, before waivers/reimbursements (e)^	4.35%
Net investment income (c)^	1.37%
Portfolio turnover rate	26%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios do not include expenses of ABGB in which the Portfolio invests.

^	Annualized.

24

GLOBAL BOND PORTFOLIO
CONTRACT APPROVAL DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Global Bond Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 2-4, 2015.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

25

GLOBAL BOND PORTFOLIO
CONTRACT APPROVAL DISCLOSURE
(continued)	AB Variable Products Series Fund

research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available from the Adviser. The Adviser provided the directors with performance information for a retail fund managed by it with a substantially similar investment style. Based on this information, and the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual advisory fee rate of 50 basis points was lower than the Lipper expense group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at the same rate as the Portfolio’s fee schedule but that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate that would be paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information indicating that the Portfolio’s proposed fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee was reasonable.

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation agreement between the Adviser and the Fund for an initial period to end one year after commencement of the Portfolio’s public offering. Under the proposed expense limitation agreement the Adviser would agree to waive its fees and/or reimburse expenses of the Portfolio to the extent that total expenses exceed 0.64% for the Class A Shares. If the Portfolio’s uncapped expenses for the Class A Shares were to fall below 0.64%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed.

26

AB Variable Products Series Fund

The anticipated expense ratio for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors considered the Adviser’s proposal to invest, for an initial period, a substantial portion of the Portfolio’s assets in an AB Mutual Fund until the Portfolio’s asset level was sufficiently high that the Portfolio could achieve sufficient diversification by investing directly. The Adviser proposed to enter into a supplemental agreement with the Portfolio to waive fees payable by, or reimburse expenses to, the Portfolio for a one-year period in an amount equal to the fees and expenses (investment advisory fees as well as other fees and expenses) indirectly borne by the Portfolio attributable to the Portfolio’s investment in any AB Mutual Fund in which the Portfolio invests. Following a recommendation of the Senior Officer, the directors discussed with the Adviser their concern that, after the one-year term of the expense limitation agreement and the supplemental agreement, the Portfolio would indirectly bear the advisory fees and non-advisory expenses of AB Mutual Funds in which it invests. In response to these concerns, the Adviser agreed to extend the expense limitation agreement for the Portfolio to a term of two years (from one year) and to make the Portfolio’s pro rata share of the fees and expenses of AB Mutual Funds in which the Portfolio invests (subject to specified exceptions) subject to the expense limitation agreement. The Adviser also agreed to discuss with the Board the potential extension of the supplemental agreement in advance of its expiration. In light of the foregoing, the directors were satisfied with the Adviser’s response and the proposed advisory fee arrangements for the Portfolio.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 64 basis points, giving effect to the proposed expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

27

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of Global Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to generate current income consistent with the preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Portfolio invests significantly in fixed-income securities of companies located in at least three countries (including the United States). The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including U.S. and non-U.S. government and corporate debt securities. The Portfolio’s investments may be denominated in local currency or U.S. dollar denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. Under normal market circumstances invest at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities.

The Adviser expects to utilize a variety of derivatives, including futures, interest rate and credit default swaps and currency derivatives, in its management of the Portfolio, and exposure through derivatives will generally count towards the percentage minimums and limits applicable to the Portfolio. In addition, the Portfolio is expected to enter into transactions such as reverse repurchase agreements and dollar rolls that are functionally equivalent to borrowings. These derivatives and borrowings are expected to create gross exposure to fixed income securities for the Portfolio substantially in excess of the Portfolio’s net assets, effectively leveraging the Portfolio.

The Adviser proposed the Barclays Capital Global Aggregate Bond Index (USD hedged) as the Portfolio’s benchmark. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective World Bond and Global Income categories.

The Portfolio’s investment strategy would be substantially similar to that of AB Global Bond Fund, Inc. (“Global Bond Fund, Inc.”). At launch and for some period of time thereafter until Global Bond Portfolio can gather sufficient assets to make direct securities investments on a more efficient basis, the Portfolio intends to invest approximately 50% of its assets in Global Bond Fund, Inc.3

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	The information in the fee evaluation was completed on January 22, 2015 and discussed with the Board of Directors on February 3-4, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Adviser proposed an Acquired Fund Fee Waiver Agreement so that shareholders of Global Bond Portfolio will not have to bear the fund expenses of any affiliated underlying funds in which the Global Bond Portfolio may invest.

28

AB Variable Products Series Fund

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedule for the Portfolio follows the advisory fee schedule of the High Income category of the NYAG settlement related fee categories.

Portfolio	Advisory Fee
Global Bond Portfolio	0.50% on the first $2.5 billion 0.45% on the next $2.5 billion 0.40% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Adviser proposed an Acquired Fund Fee Agreement, which provides for the Adviser to waive all fees or reimburse expenses for a one year period after shares of the Portfolio are offered to the public in an amount equal to the Portfolio’s share of all fees and expenses of any AB Mutual Fund, in which the Portfolio may invest, so shareholders of the Portfolio will not bear those expenses. At present, it is not expected that the Portfolio will invest in any AB Mutual Fund other than Global Bond Fund, Inc.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a two year period after the date the date that shares of the Portfolio is first offered to the public.5 The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three year fiscal period.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Estimated Gross Expense Ratio[6]	Fiscal Year End
Global Bond Portfolio	Class A 0.64%	0.65%	December 31
	Class B 0.89%	0.90%

4	Jones v. Harris at 1427.

5	Prior to discussions between the Board of Directors and the Adviser at the February 3-5, 2015 meetings, the period after shares of the Portfolio are first offered to the public, in which the Adviser will waive all or a portion of its advisory fees and/or reimburse the Portfolio for fund expenses exceeding the Portfolio’s expense caps under the original terms of the Expense Limitation Undertaking, was for one year.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

29

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser will be entitled to be reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.8

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee	Difference
Global Bond Portfolio	$250.0	Global Plus Fixed Income 0.50% on first $30 million 0.25% on the balance Minimum Account Size: $25 million	0.280%	0.500%	0.220%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

30

AB Variable Products Series Fund

The Adviser manages Global Bond Fund Inc., a retail mutual fund that has a similar investment style as the Portfolio. Set forth below is the advisory fee schedule of Global Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of Global Bond Fund Inc. been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $250 million.

Portfolio	AB Fund	Fee	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Global Bond Portfolio	Global Bond Fund, Inc.	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Plus Fixed Income, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[9]
Global Plus Fixed Income
Class A2	1.10%
Class I2 (Institutional)	0.55%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Global Bond Portfolio	AB Global Plus Bond Fund D/P (Hedged)[10]	0.10%[11],[12]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and the effective fee of the sub-advisory relationship based on initial estimate of the Portfolio’s net assets at $250 million:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Global Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.15% of average daily net assets	0.150%	0.500%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser

9	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The ITM fund is privately placed or institutional.

11	In addition to the fee shown above, the ITM fund’s four institutional clients are charged an additional fee. Three of the four institutional clients are charged the following: 0.33% on the first ¥3 billion, 0.08% thereafter. The fourth institutional client is charged the following fee: 0.34% on the first ¥3 billion, 0.09% thereafter.

12	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on October 31, 2014 by Reuters was ¥112 per $1. At that currency exchange rate, ¥3 billion would be equivalent to approximately $26.8 million.

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GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the Portfolio’s contractual management fee14 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[16]	Lipper EG Median (%)	Lipper EG Rank
Global Bond Portfolio[17]	0.500	0.625	1/8

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.18

Portfolio	Total Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Bond Portfolio	0.640	0.733	1/8	0.723	2/17

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

16	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

17	The contractual management fee shown for the Portfolio does not take into consideration any advisory fee waivers or expense reimbursements made by the Adviser in connection with plans by the Portfolio to invest in Global Bond Funds, Inc.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

32

AB Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

The Portfolio will adopt a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares.

Financial intermediaries, such as insurers, will market and sell shares of the Portfolio and will typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries will receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the firm over the year. With respect to the Fund, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Fund is AB Investor Services (“ABIS”), an affiliate of the Adviser.20 The Fund pays ABIS a flat fee of $18,000 for each calendar year, which is allocated evenly among its separate Portfolios.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.21,22 The independent consultant first reiterated the results of his previous two dimensional

20	It should be noted that the insurance companies, linked to the variable products, will provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

33

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $474 billion as of December 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. The Adviser does manage Global Bond Fund, Inc. and its 1, 3, 5 year and since inception performance returns as of December 31, 2014 against its benchmarks are shown in the table below.

	Periods Ended December 31, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Global Bond Fund, Inc.[24]	6.92	3.84	5.07	5.13
Barclays Capital Global Aggregate Index (USD hedged)	7.59	4.34	4.60	4.79
Barclays Capital Global Treasury Index (USD hedged)	8.14	4.19	4.33	4.50
Inception Date: December 1, 2007

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors discuss with the Adviser the Acquired Fund Fee Agreement, which the Adviser proposed for a one year period after shares are offered to the public in an amount equal to the Portfolio’s share of all fees and expenses of any AB Mutual Fund, in which the Portfolio may invest. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 27, 2015

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	Global Bond Fund, Inc.’s actual inception date of the fund is March 27, 1992. However, inception performance is shown only from December 1, 2007, which is the first full month since the retail mutual fund has been operating in with its current investment strategy.

34

VPS-GB-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 28, 2015+	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$973.00	$1.28	0.74%
Hypothetical (5% annual return before expenses)	$1,000	$1,007.47	$1.30	0.74%

Class B
Actual	$1,000	$973.00	$1.68	0.97%
Hypothetical (5% annual return before expenses)	$1,000	$1,007.07	$1.71	0.97%

+	Commencement of operations.

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 64/365 (to reflect the one-half year period). Expenses of acquired funds in which the Portfolio invests are not included herein.

1

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$6,529,368	50.5%
Options Purchased—Puts	42,238	0.3
Short-Term Investments	6,354,245	49.2

Total Investments	$12,925,851	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–49.8%
FUNDS AND INVESTMENT TRUSTS–49.8%
iShares Core S&P 500 ETF	7,050	$1,460,901
iShares MSCI EAFE ETF	33,760	2,143,422
SPDR S&P 500 ETF Trust	7,100	1,461,535
Vanguard S&P 500 ETF	7,750	1,463,510

Total Investment Companies (cost $6,764,782)		6,529,368

	Contracts
OPTIONS PURCHASED—PUTS–0.3%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.2%
SPDR S&P 500 ETF Trust Expiration: Jul 2015, Exercise Price: $ 207.00(a)(b)	79	26,979

OPTIONS ON INDICES–0.1%
Euro STOXX 50 Index Expiration: Jul 2015, Exercise Price: EUR 3,375.00(a)(d)	9	8,905
FTSE 100 Index Expiration: Jul 2015, Exercise Price: GBP 6,575.00(a)(d)	2	3,944
Nikkei 225 Index Expiration: Jul 2015, Exercise Price: JPY 19,875.00(a)(c)	2	2,410

		15,259

Total Options Purchased–Puts (premiums paid $22,372)		42,238

SHORT-TERM INVESTMENTS–48.5%
INVESTMENT COMPANIES–37.0%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.10%(e)(f) (cost $4,854,245)	4,854,245	$4,854,245

	Principal Amount (000)
U.S. TREASURY BILLS–11.5%
U.S. Treasury Bill Zero Coupon, 7/30/15 (cost $1,500,000)	$1,500	1,500,000

Total Short-Term Investments (cost $6,354,245)		6,354,245

TOTAL INVESTMENTS–98.6% (cost $13,141,399)		12,925,851
Other assets less liabilities–1.4%		180,902

NET ASSETS–100.0%		$13,106,753

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Mini Futures	6	September 2015	$564,941	$550,200	$(14,741)
Nikkei 225 (CME) Futures	6	September 2015	609,994	607,650	(2,344)
S&P TSX 60 Index Futures	2	September 2015	275,206	270,264	(4,942)
U.S. T-Note 5 Yr (CBT) Futures	11	September 2015	1,307,525	1,311,836	4,311
U.S. T-Note 10 Yr (CBT) Futures	7	September 2015	877,964	883,203	5,239
U.S. Ultra Bond Futures (CBT)	4	September 2015	623,256	616,250	(7,006)

					$(19,483)

3

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	1,571	USD	1,783	9/17/15	$29,455
State Street Bank & Trust Co.	GBP	58	USD	92	9/17/15	918
State Street Bank & Trust Co.	GBP	156	USD	242	9/17/15	(2,822)
State Street Bank & Trust Co.	JPY	90,595	USD	739	9/17/15	(2,318)

						$25,233

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro STOXX 50 Index(d)	18	EUR	3,625.00	7/17/15	$7,078	$(5,258)
FTSE 100 Index(d)	4	GBP	6,950.00	7/17/15	1,238	(220)
Nikkei 225 Index(c)	4	JPY	21,250.00	7/10/15	1,213	(572)
SPDR S&P 500 ETF Trust(b)	158		$218.00	7/17/15	3,943	(553)

					$13,472	$(6,603)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD 950	6/23/20	3 Month BKBM	3.396%	$(716)
Morgan Stanley & Co., LLC/(CME Group)	2,000	6/25/20	3 Month BKBM	3.443%	1,257

					$541

(a)	Non-income producing security.

(b)	One contract relates to 100 shares.

(c)	One contract relates to 1000 shares.

(d)	One contract relates to 10 shares.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

USD—United States Dollar

Glossary:

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depository Receipt

See notes to financial statements.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $8,287,154)	$8,071,606
Affiliated issuers (cost $4,854,245)	4,854,245
Cash collateral due from broker	117,833
Foreign currencies, at value (cost $7,018)	6,980
Dividends and interest receivable	45,515
Prepaid expenses	38,060
Unrealized appreciation on forward currency exchange contracts	30,373
Receivable for capital stock sold	22,212
Receivable due from Adviser	18,907
Receivable for variation margin on exchange-traded derivatives	3,737

Total assets	13,209,468

LIABILITIES
Options written, at value (premiums received $13,472)	6,603
Audit and tax fee payable	17,610
Custody fee payable	16,453
Legal fee payable	6,542
Unrealized depreciation on forward currency exchange contracts	5,140
Payable for variation margin on exchange-traded derivatives	3,708
Distribution fee payable	413
Payable for capital stock redeemed	131
Transfer Agent fee payable	107
Accrued expenses	46,008

Total liabilities	102,715

NET ASSETS	$13,106,753

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,347
Additional paid-in capital	13,417,056
Undistributed net investment income	46,933
Accumulated net realized loss on investment transactions and foreign currency transactions	(156,126)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(202,457)

$13,106,753

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,719,046	999,000	$9.73
B	$3,387,707	348,117	$9.73

See notes to financial statements.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS
For the Period April 28, 2015(a) to June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$60,131
Affiliated issuers	1,456

61,587

EXPENSES
Advisory fee (see Note B)	11,500
Distribution fee—Class B	531
Transfer agency—Class A	644
Transfer agency—Class B	81
Audit and tax	17,610
Custodian	16,453
Administrative	13,277
Amortization of offering expenses	7,940
Legal	6,542
Printing	3,188
Directors’ fees	1,138
Miscellaneous	439

Total expenses	79,343
Less: expenses waived and reimbursed by the Adviser (see Note B)	(64,689)

Net expenses	14,654

Net investment income	46,933

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(26,909)
Futures	(79,467)
Options written	1,858
Swaps	(23,890)
Foreign currency transactions	(27,718)
Net change in unrealized appreciation/depreciation of:
Investments	(215,548)
Futures	(19,483)
Options written	6,869
Swaps	541
Foreign currency denominated assets and liabilities	25,164

Net loss on investment and foreign currency transactions	(358,583)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(311,650)

(a)	Commencement of operations.

See notes to financial statements.

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	April 28, 2015(a) to June 30, 2015 (unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$46,933
Net realized loss on investment transactions and foreign currency transactions	(156,126)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(202,457)

Net decrease in net assets from operations	(311,650)
CAPITAL STOCK TRANSACTIONS
Net increase	13,418,403

Total increase	13,106,753
NET ASSETS
Beginning of period	–0	–

End of period (including undistributed net investment income of $46,933)	$13,106,753

(a)	Commencement of operations.

See notes to financial statements.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). AB Global Risk Allocation—Moderate Portfolio commenced operations on April 28, 2015. The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of June 30, 2015 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

8

AB Variable Products Series Fund

addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valu-

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

ation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$6,529,368		$–0	–	$–0	–	$6,529,368
Options Purchased—Puts	–0	–	42,238		–0	–	42,238
Short-Term Investments:
Investment Companies	4,854,245		–0	–	–0	–	4,854,245
U.S. Treasury Bills	–0	–	1,500,000		–0	–	1,500,000

Total Investments in Securities	11,383,613		1,542,238		–0	–	12,925,851
Other Financial Instruments*:
Assets:
Futures	9,550		–0	–	–0	–	9,550	#
Forward Currency Exchange Contracts	–0	–	30,373		–0	–	30,373
Centrally Cleared Interest Rate Swaps	–0	–	1,257		–0	–	1,257	#
Liabilities:
Futures	(29,033)		–0	–	–0	–	(29,033	)#
Forward Currency Exchange Contracts	–0	–	(5,140)		–0	–	(5,140)
Call Options Written	–0	–	(6,603)		–0	–	(6,603)
Centrally Cleared Interest Rate Swaps	–0	–	(716)		–0	–	(716	)#

Total^	$11,364,130		$1,561,409		$–0	–	$12,925,539

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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AB Variable Products Series Fund

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from April 28, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 may be reimbursed by the Portfolio until June 30, 2018 in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before May 1, 2016. For the period ended June 30, 2015, such reimbursement amounted to $51,153.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended June 30, 2015, the Adviser voluntarily agreed to waive such fees amounted to $13,277.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $200 for the period ended June 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2015 is as follows:

Market Value April 28, 2015(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$0	$15	$10	$5	$1

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended June 30, 2015 amounted to $1,392, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,764,782		$–0	–
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$27,982
Gross unrealized depreciation	(243,530)

Net unrealized depreciation	$(215,548)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended June 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended June 30, 2015, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the period ended June 30, 2015, the Portfolio held purchased options for hedging purposes. During the period ended June 30, 2015, the Portfolio held written options for hedging purposes.

For the period ended June 30, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 04/28/15(a)	–0	–	$–0	–
Options written	216		23,918
Options expired	(18)		(7,226)
Options bought back	(14)		(3,220)
Options exercised	–0	–	–0	–

Options written outstanding as of 06/30/15	184		$13,472

(a)	Commencement of operations.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by

14

AB Variable Products Series Fund

reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

During the period ended June 30, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$10,807	*	Receivable/Payable for variation margin on exchange-traded derivatives	$7,722	*
Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	22,027	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	30,373		Unrealized depreciation on forward currency exchange contracts	5,140
Equity contracts	Investments in securities, at value	42,238
Equity contracts				Options written, at value	6,603

Total		$83,418			$41,492

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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AB Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the period ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(22,716)	$2,544
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(56,751)	(22,027)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(26,294)	25,233
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(26,909)	–0	–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,858	6,869
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(23,890)	541

Total		$(154,702)	$13,160

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended June 30, 2015:

Futures:
Average original value of buy contracts	$6,578,908

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,872	(a)
Average principal amount of sale contracts	$2,302,406

Purchased Options:
Average monthly cost	$19,012

Interest Rate Swaps:
Average notional amount	$211,107	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,923,397

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$45,975	$(10,311)	$–0	–	$–0	–	$35,664

Total	$45,975	$(10,311)	$–0	–	$–0	–	$35,664

OTC Derivatives:
State Street Bank & Trust Co.	$30,373	$(5,140)	$–0	–	$–0	–	$25,233

Total	$30,373	$(5,140)	$–0	–	$–0	–	$25,233	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$10,311	$(10,311)	$–0	–	$–0	–	$–0	–

Total	$10,311	$(10,311)	$–0	–	$–0	–	$–0	–

OTC Derivatives:
State Street Bank & Trust Co.	$5,140	$(5,140)	$–0	–	$–0	–	$–0	–

Total	$5,140	$(5,140)	$–0	–	$–0	–	$–0	–^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at June 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES	AMOUNT
	April 28, 2015(a) to June 30, 2015 (unaudited)	April 28, 2015(a) to June 30, 2015 (unaudited)
Class A
Shares sold	999,000	$9,990,000

Net increase	999,000	$9,990,000

Class B
Shares sold	364,795	$3,593,791
Shares redeemed	(16,678)	(165,388)

Net increase	348,117	$3,428,403

(a)	Commencement of operations.

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AB Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s NAV when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE G: Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE H: Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as part of the facility on July 9, 2015.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
April 28, 2015(a) to June 30, 2015 (unaudited)
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.04
Net realized and unrealized loss on investment transactions and foreign currency transactions	(.31)

Net decrease in net asset value from operations	(.27)

Net asset value, end of period	$9.73

Total Return
Total investment return based on net asset value (d)	(2.70)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,719
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.74%
Expenses, before waivers/reimbursements (e)^	4.10%
Net investment income (c)^	2.09%
Portfolio turnover rate	0%

See footnote summary on page 22.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
April 28, 2015(a) to June 30, 2015 (unaudited)
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.08
Net realized and unrealized loss on investment transactions and foreign currency transactions	(.35)

Net decrease in net asset value from operations	(.27)

Net asset value, end of period	$9.73

Total Return
Total investment return based on net asset value (d)	(2.70)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,388
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.97%
Expenses, before waivers/reimbursements (e)^	4.46%
Net investment income (c)^	5.33%
Portfolio turnover rate	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of acquired funds in which the Portfolio invests. For the period ended June 30, 2015, the estimated annualized blended expense ratios of acquired funds were .01% and .03% for Class A and Class B, respectively.

^	Annualized.

See notes to financial statements.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTRACT APPROVAL DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation – Moderate Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 2-4, 2015.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTRACT APPROVAL DISCLOSURE
(continued)	AB Variable Products Series Fund

research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available from the Adviser. The Adviser provided the directors with performance information for a retail fund managed by it with a similar investment style. Based on this information, and the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual advisory fee rate of 60 basis points was lower than the Lipper Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the Portfolio’s fee rate (flat fee) was higher than the institutional fee schedule’s starting rate and that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate that would be paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee was reasonable (although he noted that the directors might want to discuss with the Adviser the addition of breakpoints).

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation agreement between the Adviser and the Fund for an initial period to end one year after commencement of the Portfolio’s public offering. Under the proposed expense limitation agreement the Adviser would agree to waive its fees and/or reimbursement expenses of the Portfolio to the extent that total expenses exceed 0.75% for the Class A Shares. If the Portfolio’s uncapped expenses for the Class A Shares were to fall below 0.75%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed. The directors noted that the Portfolio might

24

AB Variable Products Series Fund

invest in other registered investment companies and that the Adviser had agreed that the Portfolio’s proportionate share of the fees and expenses of any such investment companies (other than exchange-traded funds) would be subject to the proposed expense limitation agreement.

The anticipated expense ratio for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 75 basis points, giving effect to the proposed expense limitation agreement, was the same as the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. They considered information provided by the Adviser showing that the Portfolio’s proposed advisory fee of 60 basis points was lower than the Expense Group median; and that, of the ten other funds in the Portfolio’s Expense Group, five had no breakpoints, and three other funds had advisory fee breakpoints under which the lowest fee rate was higher than the Portfolio’s proposed fee rate. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of Global Risk Allocation—Moderate Portfolio (“Risk Allocation Portfolio” or the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the initial approval of the of the Investment Advisory Agreement.

The Portfolio seeks long term growth of capital with consideration of reducing volatility. The Portfolio will invest dynamically in a number of global equity and fixed-income asset classes, including equity securities of all types, corporate fixed-income securities, fixed income securities of U.S. and foreign governments and their agencies and instrumentalities, and inflation-indexed instruments (including Treasury Inflation Protected Securities). The Portfolio will invest in fixed-income securities with a range of maturities from short- to long-term. The Portfolio’s investments in each asset class may generally be global in nature, and may generally include investments in developed markets only. In making decisions on the allocation of asset classes, the Portfolio may use a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to volatility and material downside or “tail” events. To execute this strategy, an expected tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets, such as global equities, contribute the majority of the expected tail risk of the Portfolio, and safety assets, such as government securities of developed countries, contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio’s asset class exposures based on these tail risk determinations. The specified tail risk allocations will generally result in an asset allocation for the Portfolio of approximately 60% equities and 40% fixed income securities.

To help limit tail risk, the Portfolio may utilize a risk management system strategy involving the purchase of put options and sale of call options on equity indexes, equity index futures or ETFs. The Adviser may also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio’s allocations within each asset class where possible. The Adviser expects to utilize a variety of derivatives in managing the Portfolio to gain exposure to various equity and fixed-income asset classes to limit tail risk. These derivatives are expected to create gross exposure for the Portfolio that will at times be substantially in excess of the Portfolio’s net assets.

The Adviser proposed the MSCI World Index (Net) as the Portfolio’s benchmark. The Adviser also proposed a secondary benchmark for the Portfolio, 60% MSCI World Index (Net) / 40% Barclays Capital G7 Global Treasury Index. The Adviser anticipates that Lipper and Morningstar will place the Portfolio in their respective Flexible and Tactical Allocation categories.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	The information in the fee evaluation was completed on January 22, 2015 and discussed with the Board of Directors on February 3-4, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

26

AB Variable Products Series Fund

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Risk Allocation Portfolio	0.60% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three year fiscal period. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three year fiscal period.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Estimated Gross Expense Ratio[4]	Fiscal Year End
Risk Allocation Portfolio	Class A 0.75%	0.81%	December 31
	Class B 1.00%	1.06%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser will be entitled to be reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the

3	Jones v. Harris at 1427.

4	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.6

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee	Difference
Risk Allocation Portfolio[7]	$250	Tail Risk Parity 0.50% on first $100 million 0.40% on next $400 million 0.30% on the balance Minimum account size: $100 million	0.440%	0.600%	0.160%

The Adviser manages AB Global Risk Allocation Fund Inc., (“Global Risk Allocation Fund, Inc.”), a retail mutual fund which has a somewhat similar investment style as the Portfolio. Set forth below is the retail mutual fund’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $250 million.

Portfolio	AB Fund	Fee	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Risk Allocation Portfolio	Global Risk Allocation Fund, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance	0.580%	0.600%

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as any of the Portfolio.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	There are some differences in the investment strategy between the Portfolio and the institutional mandate, among the differences in the management of the tail risk for each asset class and that, unlike the institutional mandate, the Portfolio will generally not have exposure to commodities or exposure to currencies other than through its securities investments denominated in foreign currencies

28

AB Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s contractual management fee9 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).10

Traditionally, Lipper chooses a Portfolio’s peers among the Portfolio’s Lipper investment classification/objective. However, in selecting Risk Allocation Portfolio’s peers, Lipper has departed from its traditional methodology. Instead, Lipper selected peer funds that have a managed volatility attribute that allows a fund to shift its portfolio assets from one asset class to another based on its manager’s perception of the markets. This managed volatility attribute was given greater weight by Lipper than a peer fund’s investment classification/objective during the peer fund selection process.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper EG Median (%)	Lipper EG Rank
Risk Allocation Portfolio[12]	0.600	0.660	4/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13

It should be noted that Lipper compared the Portfolio to a number of non-Class A share peers, which may have a 12b-1 or non 12b-1 service fee. Since the Portfolio’s Class A shares do not have a 12b-1 or non 12b-1 service fee, the Senior Officer compared the Portfolio’s total expenses to that of its peers excluding 12b-1/non 12b-1 service fees. In addition, the EU does not include funds with a 12b-1 or non 12b-1 service fee other than funds in the EG.

Portfolio	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Risk Allocation Portfolio[15]	0.750	0.750	6/11	0.750	9/17

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

11	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

12	The Portfolio’s EG includes the Portfolio, two other Flexible (“FX”) funds, three Mixed-Asset Target Allocation Moderate (“MTAM”) funds, two Mixed-Asset Target Allocation Growth (“MTAG”) funds, one Mixed-Asset Target Allocation Conservative (“MTAC”) fund and one Alternative Other Fund (“ALT”) fund.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

15	The Portfolio’s EU includes the Portfolio, EG and all other FX, MTAM, MTAG, MTAC and ALT funds.

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio will adopt a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares.

Financial intermediaries, such as insurers, will market and sell shares of the Portfolio and will typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries will receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the firm over the year. With respect to the Fund, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Fund is AB Investor Services (“ABIS”), an affiliate of the Adviser.16 The Fund pays ABIS a flat fee of $18,000 for each calendar year, which is allocated evenly among its separate Portfolios.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser

16	It should be noted that the insurance companies, linked to the variable products, will provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

30

AB Variable Products Series Fund

since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $474 billion as of December 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. The Adviser does manage Global Risk Allocation Fund, Inc. and its 1 year and since inception performance returns as of December 31, 2014 against its benchmarks are shown in the table below.

	Periods Ended December 31, 2014 Annualized Performance
	1 Year (%)	Since Inception (%)
Global Risk Allocation Fund, Inc.[20]	7.35	3.94
60% MSCI World Index (Net) / 40%	3.23	8.76
Barclays Capital Global Aggregate Index MSCI World Index (Net)	4.94	15.70
Barclays Capital U.S. Aggregate Index	0.59	–1.10
Inception Date: November 1, 2012

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 27, 2015

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	Global Risk Allocation Fund, Inc.’s actual inception date is June 8, 1932. However, inception performance is shown only from November 1, 2012, which is the first full month since the retail mutual fund has been operating in with its current investment strategy.

31

VPS-GRA-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,081.70	$5.11	0.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.89	$4.96	0.99%

Class B
Actual	$1,000	$1,080.40	$6.40	1.24%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.65	$6.21	1.24%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
UnitedHealth Group, Inc.	$2,885,300	2.1%
NIKE, Inc.—Class B	2,811,760	2.1
AIA Group Ltd.	2,736,717	2.0
Mobileye NV	2,645,739	2.0
Roche Holding AG	2,523,523	1.9
Abbott Laboratories	2,502,589	1.9
Delphi Automotive PLC	2,459,952	1.8
Perrigo Co. PLC	2,412,032	1.8
Mead Johnson Nutrition Co.—Class A	2,378,199	1.8
Housing Development Finance Corp. Ltd.	2,308,200	1.7

	$25,664,011	19.1%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$34,656,698	26.5%
Financials	24,113,603	18.4
Health Care	23,884,806	18.2
Consumer Discretionary	22,381,069	17.1
Consumer Staples	16,821,802	12.9
Industrials	3,410,611	2.6
Energy	2,701,299	2.1
Utilities	2,030,623	1.5
Short-Term Investments	854,701	0.7

Total Investments	$130,855,212	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$72,231,034	55.2%
Switzerland	8,235,887	6.3
United Kingdom	7,284,547	5.6
India	5,746,648	4.4
Hong Kong	4,637,024	3.5
Japan	4,557,420	3.5
China	4,474,227	3.4
Netherlands	3,175,124	2.4
Brazil	2,311,660	1.8
Belgium	2,262,398	1.7
Italy	2,007,754	1.5
Indonesia	1,953,127	1.5
Singapore	1,923,497	1.5
Other	9,200,164	7.0
Short-Term Investments	854,701	0.7

Total Investments	$130,855,212	100.0%

*	All data are as of June 30, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Austria, France, Mexico, Norway, Peru, Philippines and South Africa.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.0%

INFORMATION TECHNOLOGY–25.8%
COMMUNICATIONS EQUIPMENT–1.3%
Palo Alto Networks, Inc.(a)	9,730	$1,699,831

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
InvenSense, Inc.(a)(b)	26,815	404,907

INTERNET SOFTWARE & SERVICES–5.3%
Facebook, Inc.–Class A(a)	24,860	2,132,118
Google, Inc.–Class C(a)	4,217	2,194,990
LinkedIn Corp.–Class A(a)	6,297	1,301,149
Tencent Holdings Ltd.	73,800	1,476,697

		7,104,954

IT SERVICES–1.5%
Visa, Inc.–Class A	29,980	2,013,157

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.2%
ams AG	27,900	1,220,226
Avago Technologies Ltd.	14,470	1,923,497
NVIDIA Corp.	77,008	1,548,631
NXP Semiconductors NV(a)	14,600	1,433,720
Skyworks Solutions, Inc.	18,030	1,876,923
SunEdison, Inc.(a)(b)	57,440	1,718,030

		9,721,027

SOFTWARE–7.5%
Fortinet, Inc.(a)	27,080	1,119,216
Imperva, Inc.(a)	28,310	1,916,587
Mobileye NV(a)(b)	49,760	2,645,739
Salesforce.com, Inc.(a)	21,712	1,511,807
ServiceNow, Inc.(a)	15,920	1,183,015
Verint Systems, Inc.(a)	28,040	1,703,290

		10,079,654

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.7%
Apple, Inc.	12,385	1,553,389
Cray, Inc.(a)	44,490	1,312,900
Thin Film Electronics ASA(a)	1,183,690	766,879

		3,633,168

		34,656,698

FINANCIALS–18.0%
BANKS–3.6%
Credicorp Ltd.	7,260	1,008,559
ING Groep NV	104,870	1,741,404
Wells Fargo & Co.	35,990	2,024,078

		4,774,041

CAPITAL MARKETS–5.8%
Affiliated Managers Group, Inc.(a)	4,550	994,630

Azimut Holding SpA	68,590	$2,007,754
Charles Schwab Corp. (The)	61,880	2,020,382
UBS Group AG(a)	85,330	1,808,996
WisdomTree Investments, Inc.	44,860	985,350

		7,817,112

CONSUMER FINANCE–1.5%
Gentera SAB de CV	534,590	950,646
SKS Microfinance Ltd.(a)	138,780	1,012,214

		1,962,860

DIVERSIFIED FINANCIAL SERVICES–2.3%
Intercontinental Exchange, Inc.	7,480	1,672,603
London Stock Exchange Group PLC	37,280	1,386,840

		3,059,443

INSURANCE–3.1%
AIA Group Ltd.	420,200	2,736,717
St James’s Place PLC	102,340	1,455,230

		4,191,947

THRIFTS & MORTGAGE FINANCE–1.7%
Housing Development Finance Corp. Ltd.	113,340	2,308,200

		24,113,603

HEALTH CARE–17.8%
BIOTECHNOLOGY–1.1%
Cepheid(a)	25,187	1,540,185

HEALTH CARE EQUIPMENT & SUPPLIES–4.2%
Abbott Laboratories	50,990	2,502,589
Align Technology, Inc.(a)	22,280	1,397,179
Essilor International SA	14,120	1,691,582

		5,591,350

HEALTH CARE PROVIDERS & SERVICES–3.2%
HealthEquity, Inc.(a)	41,180	1,319,819
TELADOC, Inc.(a)	1,713	32,547
UnitedHealth Group, Inc.	23,650	2,885,300

		4,237,666

LIFE SCIENCES TOOLS & SERVICES–2.7%
Illumina, Inc.(a)	7,301	1,594,246
Quintiles Transnational Holdings, Inc.(a)	28,628	2,078,679

		3,672,925

PHARMACEUTICALS–6.6%
Aspen Pharmacare Holdings Ltd.(a)	46,490	1,374,822
Kalbe Farma Tbk PT	7,255,500	910,174
Perrigo Co. PLC	13,050	2,412,032

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Roche Holding AG	9,000	$2,523,523
Sun Pharmaceutical Industries Ltd.	118,000	1,622,129

		8,842,680

		23,884,806

CONSUMER DISCRETIONARY–16.7%
AUTO COMPONENTS–1.8%
Delphi Automotive PLC	28,910	2,459,952

AUTOMOBILES–0.6%
Tata Motors Ltd.–Class A	196,733	804,105

DIVERSIFIED CONSUMER SERVICES–1.1%
Kroton Educacional SA	295,600	1,130,450
TAL Education Group (ADR)(a)	8,856	312,617

		1,443,067

HOTELS, RESTAURANTS & LEISURE–2.9%
Alsea SAB de CV(b)	246,435	743,656
Melco Crown Entertainment Ltd. (ADR)(b)	50,640	994,063
Yum! Brands, Inc.	23,150	2,085,352

		3,823,071

HOUSEHOLD DURABLES–0.7%
Panasonic Corp.	71,700	982,018

INTERNET & CATALOG RETAIL–3.3%
Amazon.com, Inc.(a)	3,843	1,668,208
JD.com, Inc. (ADR)(a)	32,260	1,100,066
Priceline Group, Inc. (The)(a)	1,480	1,704,028

		4,472,302

MULTILINE RETAIL–1.7%
Lojas Renner SA	32,500	1,181,210
Matahari Department Store Tbk PT	841,500	1,042,953

		2,224,163

SPECIALTY RETAIL–1.2%
Fast Retailing Co., Ltd.	3,500	1,587,149

TEXTILES, APPAREL & LUXURY GOODS–3.4%
Cie Financiere Richemont SA	21,820	1,773,482
NIKE, Inc.–Class B	26,030	2,811,760

		4,585,242

		22,381,069

CONSUMER STAPLES–12.6%
BEVERAGES–1.7%
Anheuser-Busch InBev NV	18,800	2,262,398

FOOD PRODUCTS–5.1%
Mead Johnson Nutrition Co.–Class A	26,360	2,378,199

Nestle SA (REG)	29,520	$2,129,886
Universal Robina Corp.	335,781	1,443,794
WH Group Ltd.(a)(c)	1,329,000	906,244

		6,858,123

HOUSEHOLD PRODUCTS–4.5%
Colgate-Palmolive Co.	31,860	2,083,963
Reckitt Benckiser Group PLC	22,990	1,982,525
Unicharm Corp.	83,700	1,988,253

		6,054,741

PERSONAL PRODUCTS–1.3%
Estee Lauder Cos., Inc. (The)–Class A	19,000	1,646,540

		16,821,802

INDUSTRIALS–2.6%
AEROSPACE & DEFENSE–1.1%
Hexcel Corp.	29,830	1,483,744

COMMERCIAL SERVICES & SUPPLIES–0.4%
China Everbright International Ltd.	306,000	551,199

MACHINERY–1.1%
Xylem, Inc./NY	37,110	1,375,668

		3,410,611

ENERGY–2.0%
OIL, GAS & CONSUMABLE FUELS–2.0%
Concho Resources, Inc.(a)	10,905	1,241,643
Noble Energy, Inc.	34,200	1,459,656

		2,701,299

UTILITIES–1.5%
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.7%
TerraForm Power, Inc.–Class A(a)	26,250	996,975

WATER UTILITIES–0.8%
Beijing Enterprises Water Group Ltd.(a)	1,260,000	1,033,648

		2,030,623

Total Common Stocks (cost $104,110,539)		130,000,511

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.6%
TIME DEPOSIT–0.6%
State Street Time Deposit 0.01%, 7/01/15 (cost $854,701)	$855	$854,701

Total Investments Before Security Lending Collateral for Securities Loaned–97.6% (cost $104,965,240)		130,855,212

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.8%
INVESTMENT COMPANIES–3.8%
AB Exchange Reserves–Class I, 0.07%(d)(e) (cost $5,103,880)	5,103,880	$5,103,880

TOTAL INVESTMENTS–101.4% (cost $110,069,120)		135,959,092
Other assets less liabilities–(1.4)%		(1,854,289)

NET ASSETS–100.0%		$134,104,803

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL	3,306	USD	1,027	7/02/15	$(36,287)
Barclays Bank PLC	USD	1,066	BRL	3,306	7/02/15	(2,228)
Barclays Bank PLC	CHF	3,248	USD	3,507	9/17/15	23,062
Barclays Bank PLC	USD	3,868	JPY	474,202	9/17/15	10,999
Barclays Bank PLC	USD	758	SEK	6,248	9/17/15	(2,791)
BNP Paribas SA	HKD	26,691	USD	3,443	9/17/15	(432)
BNP Paribas SA	USD	413	CAD	500	9/17/15	(12,931)
Citibank	CHF	508	USD	545	9/17/15	24
Citibank	USD	440	HKD	3,413	9/17/15	(12)
Goldman Sachs Bank USA	JPY	401,997	USD	3,293	9/17/15	5,058
HSBC Bank USA	USD	1,692	GBP	1,076	9/17/15	(1,841)
JPMorgan Chase Bank	USD	2,550	GBP	1,644	9/17/15	31,294
Morgan Stanley & Co., Inc.	BRL	3,306	USD	1,066	7/02/15	2,228
Morgan Stanley & Co., Inc.	USD	1,060	BRL	3,306	7/02/15	3,545
Morgan Stanley & Co., Inc.	BRL	3,306	USD	1,048	8/04/15	(3,125)
Morgan Stanley & Co., Inc.	CAD	5,654	USD	4,525	9/17/15	3,171
Morgan Stanley & Co., Inc.	USD	1,674	EUR	1,466	9/17/15	(37,616)
Royal Bank of Scotland PLC	USD	3,164	AUD	4,104	9/17/15	(10,725)
Standard Chartered Bank	USD	4,192	CAD	5,154	9/17/15	(70,000)
State Street Bank & Trust Co.	EUR	514	USD	574	9/17/15	(25)
State Street Bank & Trust Co.	USD	842	EUR	743	9/17/15	(12,935)
State Street Bank & Trust Co.	USD	1,285	HKD	9,966	9/17/15	200
State Street Bank & Trust Co.	USD	586	SEK	4,849	9/17/15	(54)

						$(111,421)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the market value of this security amounted to $906,244 or 0.7% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

6

AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $104,965,240)	$130,855,212 (a)
Affiliated issuers (cost $5,103,880—investment of cash collateral for securities loaned)	5,103,880
Cash	765,141
Foreign currencies, at value (cost $5,138,607)	5,137,258
Receivable for investment securities sold and foreign currency transactions	14,392,622
Collateral due from Securities Lending Agent	140,458
Dividends and interest receivable	124,265
Unrealized appreciation on forward currency exchange contracts	79,581
Receivable for capital stock sold	36,317

Total assets	156,634,734

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	16,821,879
Payable for collateral received on securities loaned	5,244,338
Unrealized depreciation on forward currency exchange contracts	191,002
Advisory fee payable	84,543
Payable for capital stock redeemed	63,752
Distribution fee payable	21,377
Administrative fee payable	10,173
Transfer Agent fee payable	107
Accrued expenses	92,760

Total liabilities	22,529,931

NET ASSETS	$134,104,803

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,825
Additional paid-in capital	150,447,462
Distributions in excess of net investment income	(215,836)
Accumulated net realized loss on investment and foreign currency transactions	(41,925,765)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	25,793,117

$134,104,803

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$32,594,535	1,382,316	$23.58
B	$101,510,268	4,442,799	$22.85

(a)	Includes securities on loan with a value of $4,504,042 (see Note E).

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $60,936)	$765,277
Affiliated issuers	2,111
Interest	146
Securities lending income	116,550

884,084

EXPENSES
Advisory fee (see Note B)	501,816
Distribution fee—Class B	127,387
Transfer agency—Class A	982
Transfer agency—Class B	3,137
Custodian	51,604
Printing	30,154
Administrative	25,384
Audit and tax	24,241
Legal	12,155
Directors’ fees	8,320
Miscellaneous	6,776

Total expenses	791,956

Net investment income	92,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,215,948
Foreign currency transactions	(447,968)
Net change in unrealized appreciation/depreciation of:
Investments	6,614,309
Foreign currency denominated assets and liabilities	(176,567)

Net gain on investment and foreign currency transactions	10,205,722

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,297,850

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$92,128	$96,902
Net realized gain on investment transactions and foreign currency transactions	3,767,980	14,086,314
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,437,742	(7,842,689)

Net increase in net assets from operations	10,297,850	6,340,527
CAPITAL STOCK TRANSACTIONS
Net decrease	(3,807,242)	(12,309,423)

Total increase (decrease)	6,490,608	(5,968,896)
NET ASSETS
Beginning of period	127,614,195	133,583,091

End of period (including distributions in excess of net investment income of ($215,836) and ($307,964), respectively)	$134,104,803	$127,614,195

See notes to financial statements.

10

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Global Thematic Growth Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

11

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$31,192,896		$3,463,802		$–0	–	$34,656,698
Financials	11,465,244		12,648,359		–0	–	24,113,603
Health Care	17,352,158		6,532,648		–0	–	23,884,806
Consumer Discretionary	16,191,362		6,189,707		–0	–	22,381,069
Consumer Staples	6,108,702		10,713,100		–0	–	16,821,802
Industrials	2,859,412		551,199		–0	–	3,410,611
Energy	2,701,299		–0	–	–0	–	2,701,299
Utilities	996,975		1,033,648		–0	–	2,030,623
Short-Term Investments	–0	–	854,701		–0	–	854,701
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,103,880		–0	–	–0	–	5,103,880

Total Investments in Securities	93,971,928		41,987,164	+	–0	–	135,959,092

12

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$–0	–	$79,582	$–0	–	$79,582
Liabilities:
Forward Currency Exchange Contracts	–0	–	(191,003)	–0	–	(191,003)

Total^(a)	$93,971,928		$41,875,743	$–0	–	$135,847,671

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers from Level 1 to Level 2 during the reporting period.

(a)	An amount of $1,657,040 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $58,567, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

14

AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$33,535,383		$41,397,688
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$27,514,088
Gross unrealized depreciation	(1,624,116)

Net unrealized appreciation	$25,889,972

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2015, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$79,581	Unrealized depreciation on forward currency exchange contracts	$191,002

Total		$79,581		$191,002

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$425,792	$(204,836)

Total		$425,792	$(204,836)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,043,681
Average principal amount of sale contracts	$15,467,123

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

16

AB Variable Products Series Fund

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$34,061	$(34,061)		$–0	–	$–0	–	$–0	–
Citibank	24	(12)		–0	–	–0	–	12
Goldman Sachs Bank USA	5,058	–0	–	–0	–	–0	–	5,058
JPMorgan Chase Bank	31,294	–0	–	–0	–	–0	–	31,294
Morgan Stanley & Co., Inc.	8,944	(8,944)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	200	(200)		–0	–	–0	–	–0	–

Total	$79,581	$(43,217)		$–0	–	$–0	–	$36,364	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$41,306	$(34,061)		$–0	–	$–0	–	$7,245
BNP Paribas SA	13,363	–0	–	–0	–	–0	–	13,363
Citibank	12	(12)		–0	–	–0	–	–0	–
HSBC Bank USA	1,841	–0	–	–0	–	–0	–	1,841
Morgan Stanley & Co., Inc.	40,741	(8,944)		–0	–	–0	–	31,797
Royal Bank of Scotland PLC	10,725	–0	–	–0	–	–0	–	10,725
Standard Chartered Bank	70,000	–0	–	–0	–	–0	–	70,000
State Street Bank & Trust Co.	13,014	(200)		–0	–	–0	–	12,814

Total	$191,002	$(43,217)		$–0	–	$–0	–	$147,785	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $4,504,042 and had received cash collateral which has been invested into AB Exchange Reserves of $5,103,880. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $116,550 and $2,111 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$3,995	$31,294	$30,185	$5,104

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Class A
Shares sold	104,604	176,301	$2,446,119	$3,806,795
Shares redeemed	(138,915)	(311,370)	(3,227,391)	(6,660,284)

Net decrease	(34,311)	(135,069)	$(781,272)	$(2,853,489)

Class B
Shares sold	443,883	731,986	$9,922,064	$15,358,776
Shares redeemed	(573,929)	(1,183,248)	(12,948,034)	(24,814,710)

Net decrease	(130,046)	(451,262)	$(3,025,970)	$(9,455,934)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

18

AB Variable Products Series Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$–0	–	$93,577

Total taxable distributions	–0	–	93,577
Tax return of capital	–0	–	7,599

Total distributions paid	$–0	–	$101,176

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(45,633,189	)(a)
Unrealized appreciation/(depreciation)	18,986,855	(b)

Total accumulated earnings/(deficit)	$(26,646,334)

(a)	On December 31, 2014, the Portfolio had a net capital loss carryforward of $45,416,274. During the fiscal year, the Portfolio utilized $14,519,928 of capital loss carryforwards to offset current year net realized gains. At December 31, 2014, the Portfolio had a qualified late-year ordinary loss deferral of $216,915 which is deemed to arise on January 1, 2015.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

As of December 31, 2014, the Portfolio had a net capital loss carryforward of $45,416,274 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$26,615,714	n/a	2016
18,800,560	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.80	$20.75	$16.88	$14.87	$19.47	$16.73

Income From Investment Operations
Net investment income (a)	.04	.06	.04	.13	.02	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74	.99	3.88	1.88	(4.52)	2.98

Net increase (decrease) in net asset value from operations	1.78	1.05	3.92	2.01	(4.50)	3.10

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.05)	–0	–	(.10)	(.36)
Tax return of capital	–0	–	–0	–	.00	(b)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	–0	–	(.05)	–0	–	(.10)	(.36)

Net asset value, end of period	$23.58	$21.80	$20.75	$16.88	$14.87	$19.47

Total Return
Total investment return based on net asset value (c)*	8.17%	5.06%	23.26%	13.52%	(23.23)%	18.93%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,595	$30,886	$32,195	$40,231	$42,094	$66,302
Ratio to average net assets of:
Expenses	.99	%^	1.01%	.98%	.99%	.94%	.99	%+
Net investment income	.32	%^	.26%	.22%	.83%	.10%	.69	%+
Portfolio turnover rate	26%	48%	96%	152%	163%	117%

See footnote summary on page 22.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.15	$20.18	$16.42	$14.50	$18.99	$16.34

Income From Investment Operations
Net investment income (loss) (a)	.01	.00	(b)	(.01)	.09	(.03)	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.69	.97	3.77	1.83	(4.40)	2.90

Net increase (decrease) in net asset value from operations	1.70	.97	3.76	1.92	(4.43)	2.97

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	.00	(b)	–0	–	(.06)	(.32)
Tax return of capital	–0	–	–0	–	.00	(b)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	–0	–	.00	–0	–	(.06)	(.32)

Net asset value, end of period	$22.85	$21.15	$20.18	$16.42	$14.50	$18.99

Total Return
Total investment return based on net asset value (c)*	8.04%	4.81%	22.93%	13.24%	(23.41)%	18.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,510	$96,728	$101,388	$91,864	$99,084	$141,649
Ratio to average net assets of:
Expenses	1.24	%^	1.26%	1.23%	1.24%	1.19%	1.24	%+
Net investment income (loss)	.08	%^	.01%	(.06)%	.58%	(.14)%	.44	%+
Portfolio turnover rate	26%	48%	96%	152%	163%	117%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2015 and years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 by 0.01%, 0.02%, 0.05%, 0.07%, 0.04% and 0.04%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

22

GLOBAL THEMATIC GROWTH PORTFOLIO
(FORMERLY NAMED ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO)
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (formerly named AllianceBernstein Global Technology Portfolio) (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

23

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(FORMERLY NAMED ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO)
(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net) and the MSCI World Index (Net), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015, and (in the case of comparisons with the MSCI World Index) the period since inception (January 1996 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Portfolio lagged the indices in all periods. The directors also noted that at the February 2009 meetings, they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Index, and a name change to AllianceBernstein Global Thematic Growth Portfolio from AllianceBernstein Global Technology Portfolio effective May 1, 2009. As a result, the directors gave less weight to the Portfolio’s investment performance prior to May 2009. Based on their review, the directors concluded that the Portfolio’s recent performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 3.6 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of compensation received by the Adviser pursuant to the Advisory Agreement was higher than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

24

AB Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Global Thematic Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/15 ($MIL)
Global Thematic Growth Portfolio	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$135.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,204 (0.036% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

26

AB Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 1.01%	December 31
Class B 1.26%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$135.9	Global Thematic Research Schedule 0.80% on 1st $25m	0.547%	0.750%
		0.60% on next $25m
		0.50% on next $50m
		0.40% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages AB Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	Global Thematic Growth Fund, Inc.[7]	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Thematic Research Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Fee[8]
Thematic Research Growth Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fees of AB Global Thematic Growth Fund, Inc. are based on the mutual fund’s net assets at the end of each quarter and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

28

AB Variable Products Series Fund

expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Global Thematic Growth Portfolio[14]	0.750	0.750	4/9

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Thematic Growth Portfolio[16]	1.007	0.862	8/9	0.869	12/14

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $252,112 in Rule 12b-1 fees.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) Global Multi-Cap Growth (“GMLG”) funds and four VIP Global Multi-Cap Core (“GMLC”) funds.

15	Most recently completed fiscal year end Class A total expense ratio.

16	Portfolio’s EU includes the Portfolio, EG and all other VIP GMLG and VIP GMLC funds, excluding outliers.

29

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $515,183 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30

AB Variable Products Series Fund

regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2015.23

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Thematic Growth Portfolio[24]
1 year	6.13	6.13	7.57	3/5	8/11
3 year	9.94	10.97	12.17	5/5	10/10
5 year	8.15	8.72	11.70	5/5	10/10
10 year	5.24	6.24	7.34	5/5	9/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio	6.13	9.94	8.15	5.24	5.39	18.45	0.51	5
MSCI AC World Index	7.55	11.57	10.71	6.37	N/A	14.46	0.77	5
MSCI World (Net) Index[25]	7.87	13.26	11.69	6.35	6.52	N/A	N/A	N/A
Inception Date: January 11, 1996

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU are not be identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy. Consequently, for the 10 year period, the Portfolio’s performance is being compared to funds that did not have the same Lipper investment category/objective during the entirety of that period. See footnote 23 for information regarding Lipper classification changes.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

31

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

32

VPS-GTG-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,065.60	$5.53	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.44	$5.41	1.08%

Class B
Actual	$1,000	$1,064.30	$6.81	1.33%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.20	$6.66	1.33%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$4,919,796	6.7%
Facebook, Inc.—Class A	3,202,208	4.4
Visa, Inc.—Class A	2,780,681	3.8
Walt Disney Co. (The)	2,526,831	3.5
Starbucks Corp.	2,512,399	3.4
Biogen, Inc.	2,489,886	3.4
Home Depot, Inc. (The)	2,372,514	3.3
Monster Beverage Corp.	2,225,134	3.0
Gilead Sciences, Inc.	2,011,434	2.8
CVS Health Corp.	1,995,867	2.7

	$27,036,750	37.0%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$22,197,376	30.5%
Consumer Discretionary	17,999,356	24.7
Health Care	12,545,028	17.2
Consumer Staples	7,388,422	10.1
Industrials	7,161,243	9.8
Financials	2,970,091	4.1
Telecommunication Services	1,027,592	1.4
Energy	967,199	1.3
Short-Term Investments	651,591	0.9

Total Investments	$72,907,898	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%

INFORMATION TECHNOLOGY–30.4%
COMMUNICATIONS EQUIPMENT–0.9%
F5 Networks, Inc.(a)	5,189	$624,496

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.8%
Amphenol Corp.–Class A	9,834	570,077

INTERNET SOFTWARE & SERVICES–8.3%
Facebook, Inc.–Class A(a)	37,337	3,202,208
Google, Inc.–Class A(a)	1,649	890,526
Google, Inc.–Class C(a)	3,145	1,637,004
LinkedIn Corp.–Class A(a)	1,710	353,337

		6,083,075

IT SERVICES–3.8%
Visa, Inc.–Class A	41,410	2,780,681

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.7%
Altera Corp.	10,250	524,800
NVIDIA Corp.	35,090	705,660

		1,230,460

SOFTWARE–8.2%
ANSYS, Inc.(a)	7,026	641,052
Aspen Technology, Inc.(a)	14,780	673,229
FireEye, Inc.(a)(b)	10,540	515,511
Microsoft Corp.	36,136	1,595,404
Mobileye NV(a)(b)	13,540	719,922
NetSuite, Inc.(a)	4,230	388,103
ServiceNow, Inc.(a)	7,847	583,111
Tableau Software, Inc.–Class A(a)	2,926	337,368
Ultimate Software Group, Inc. (The)(a)	3,256	535,091

		5,988,791

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–6.7%
Apple, Inc.	39,225	4,919,796

		22,197,376

CONSUMER DISCRETIONARY–24.7%
HOTELS, RESTAURANTS & LEISURE–4.3%
Starbucks Corp.	46,860	2,512,399
Wyndham Worldwide Corp.	7,360	602,857

		3,115,256

HOUSEHOLD DURABLES–0.4%
GoPro, Inc.–Class A(a)	5,880	309,994

INTERNET & CATALOG RETAIL–1.8%
Priceline Group, Inc. (The)(a)	1,117	$1,286,080

MEDIA–7.1%
AMC Networks, Inc.–Class A(a)	8,487	694,661
Comcast Corp.–Class A	32,875	1,977,103
Walt Disney Co. (The)	22,138	2,526,831

		5,198,595

MULTILINE RETAIL–1.0%
Dollar Tree, Inc.(a)	9,060	715,649

SPECIALTY RETAIL–7.7%
Five Below, Inc.(a)	11,779	465,624
Home Depot, Inc. (The)	21,349	2,372,514
Lowe’s Cos., Inc.	18,992	1,271,894
O’Reilly Automotive, Inc.(a)	3,326	751,610
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,742	732,402

		5,594,044

TEXTILES, APPAREL & LUXURY GOODS–2.4%
NIKE, Inc.–Class B	16,476	1,779,738

		17,999,356

HEALTH CARE–17.2%
BIOTECHNOLOGY–7.5%
Alexion Pharmaceuticals, Inc.(a)	5,440	983,389
Biogen, Inc.(a)	6,164	2,489,886
Gilead Sciences, Inc.	17,180	2,011,434

		5,484,709

HEALTH CARE EQUIPMENT & SUPPLIES–3.8%
Align Technology, Inc.(a)	9,093	570,222
HeartWare International, Inc.(a)	5,925	430,688
Intuitive Surgical, Inc.(a)	3,670	1,778,115

		2,779,025

HEALTH CARE PROVIDERS & SERVICES–3.7%
Premier, Inc.–Class A(a)	18,027	693,319
UnitedHealth Group, Inc.	16,178	1,973,716

		2,667,035

LIFE SCIENCES TOOLS & SERVICES–2.2%
Illumina, Inc.(a)	5,330	1,163,859
Quintiles Transnational Holdings, Inc.(a)	6,203	450,400

		1,614,259

		12,545,028

CONSUMER STAPLES–10.1%
BEVERAGES–3.0%
Monster Beverage Corp.(a)	16,603	2,225,134

FOOD & STAPLES RETAILING–4.9%
Costco Wholesale Corp.	12,005	1,621,395
CVS Health Corp.	19,030	1,995,867

		3,617,262

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD PRODUCTS–1.4%
Mead Johnson Nutrition Co.–Class A	10,982	$990,796

PERSONAL PRODUCTS–0.8%
Estee Lauder Cos., Inc. (The)–Class A	6,407	555,230

		7,388,422

INDUSTRIALS–9.8%
AEROSPACE & DEFENSE–1.1%
Rockwell Collins, Inc.	9,110	841,309

AIRLINES–1.5%
Spirit Airlines, Inc.(a)	17,900	1,111,590

ELECTRICAL EQUIPMENT–0.8%
Acuity Brands, Inc.	3,070	552,539

INDUSTRIAL CONGLOMERATES–1.7%
Danaher Corp.	14,326	1,226,162

MACHINERY–2.4%
Pall Corp.	8,291	1,031,815
Wabtec Corp./DE	7,420	699,261

		1,731,076

PROFESSIONAL SERVICES–1.3%
Robert Half International, Inc.	17,500	971,250

ROAD & RAIL–1.0%
JB Hunt Transport Services, Inc.	8,860	727,317

		7,161,243

FINANCIALS–4.1%
CAPITAL MARKETS–1.8%
Affiliated Managers Group, Inc.(a)	1,851	404,629
BlackRock, Inc.–Class A	1,366	472,609
Virtu Financial, Inc.–Class A(a)	18,403	432,102

		1,309,340

DIVERSIFIED FINANCIAL SERVICES–2.3%
Intercontinental Exchange, Inc.	7,427	1,660,751

		2,970,091

TELECOMMUNICATION SERVICES–1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.4%
Level 3 Communications, Inc.(a)	19,510	1,027,592

ENERGY–1.3%
ENERGY EQUIPMENT & SERVICES–0.7%
Schlumberger Ltd.	5,846	503,867

OIL, GAS & CONSUMABLE FUELS–0.6%
Range Resources Corp.	9,383	$463,332

		967,199

Total Common Stocks (cost $53,254,074)		72,256,307

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 7/01/15 (cost $651,591)	$652	651,591

Total Investments Before Security Lending Collateral for Securities Loaned–99.9% (cost $53,905,665)		72,907,898

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.7%
INVESTMENT COMPANIES–1.7%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $1,244,985)	1,244,985	1,244,985

TOTAL INVESTMENTS–101.6% (cost $55,150,650)		74,152,883
Other assets less liabilities–(1.6)%		(1,175,333)

NET ASSETS–100.0%		$72,977,550

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

4

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Investments in securities, at value (cost $53,905,665)	$72,907,898	(a)
Affiliated issuers (cost $1,244,985—investment of cash collateral for securities loaned)	1,244,985
Foreign currencies, at value (cost $15,784)	13,406
Receivable for investment securities sold	1,327,613
Dividends and interest receivable	24,693
Receivable for capital stock sold	9,755

Total assets	75,528,350

LIABILITIES
Payable for collateral received on securities loaned	1,244,985
Payable for investment securities purchased	1,154,662
Advisory fee payable	45,611
Payable for capital stock redeemed	22,866
Administrative fee payable	10,173
Distribution fee payable	9,416
Transfer Agent fee payable	107
Accrued expenses	62,980

Total liabilities	2,550,800

NET ASSETS	$72,977,550

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,032
Additional paid-in capital	36,330,047
Accumulated net investment loss	(95,694)
Accumulated net realized gain on investment and foreign currency transactions	17,741,310
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	18,999,855

	$72,977,550

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$27,793,495	756,754	$36.73
B	$45,184,055	1,274,809	$35.44

(a)	Includes securities on loan with a value of $1,235,433 (see Note E).

See notes to financial statements.

5

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$357,339
Affiliated issuers	368
Interest	105
Securities lending income	6,739

364,551

EXPENSES
Advisory fee (see Note B)	279,532
Distribution fee—Class B	57,729
Transfer agency—Class A	1,271
Transfer agency—Class B	2,070
Custodian	36,968
Administrative	25,384
Audit and tax	18,751
Printing	14,712
Legal	12,039
Directors’ fees	8,320
Miscellaneous	3,469

Total expenses	460,245

Net investment loss	(95,694)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	4,714,599
Net change in unrealized appreciation/depreciation of:
Investments	74,848
Foreign currency denominated assets and liabilities	(1,144)

Net gain on investment and foreign currency transactions	4,788,303

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,692,609

See notes to financial statements.

6

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(95,694)		$(323,751)
Net realized gain on investment transactions and foreign currency transactions	4,714,599		13,446,321
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	73,704		(4,227,863)

Net increase in net assets from operations	4,692,609		8,894,707
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	–0	–	(509,297)
Class B	–0	–	(892,754)
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,186,537)		(13,664,434)

Total decrease	(1,493,928)		(6,171,778)
NET ASSETS
Beginning of period	74,471,478		80,643,256

End of period (including accumulated net investment loss of ($95,694) and ($0), respectively)	$72,977,550		$74,471,478

See notes to financial statements.

7

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Growth Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AB Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$72,256,307		$–0	–	$–0	–	$72,256,307
Short-Term Investments	–0	–	651,591		–0	–	651,591
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,244,985		–0	–	–0	–	1,244,985

Total Investments in Securities	73,501,292		651,591		–0	–	74,152,883
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$73,501,292		$651,591		$–0	–	$74,152,883

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

10

AB Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $16,751, of which $53 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$20,813,871		$24,987,766
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$19,836,195
Gross unrealized depreciation	(833,962)

Net unrealized appreciation	$19,002,233

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $1,235,433 and had received cash collateral which has been invested into AB Exchange Reserves of $1,244,985. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $6,739 and $368 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$0	$8,538	$7,293	$1,245

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	50,044		34,805	$1,811,565		$1,126,131
Shares issued in reinvestment of dividends and distributions	–0	–	16,081	–0	–	509,297
Shares redeemed	(109,796)		(157,609)	(3,957,866)		(4,981,102)

Net decrease	(59,752)		(106,723)	$(2,146,301)		$(3,345,674)

12

AB Variable Products Series Fund

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class B
Shares sold	29,064		40,907	$1,018,467		$1,287,032
Shares issued in reinvestment of dividends and distributions	–0	–	29,147	–0	–	892,754
Shares redeemed	(145,436)		(407,404)	(5,058,703)		(12,498,546)

Net decrease	(116,372)		(337,350)	$(4,040,236)		$(10,318,760)

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$–0	–	$84,956
Net long-term capital gains	1,402,051		2,013

Total taxable distributions paid	$1,402,051		$86,969

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$542,864
Undistributed capital gain	12,545,124
Unrealized appreciation/(depreciation)	18,864,875	(a)

Total accumulated earnings/(deficit)	$31,952,863

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.47	$31.03	$23.22	$20.40	$20.15	$17.56

Income From Investment Operations
Net investment income (loss) (a)	(.02)	(.09)	(.03)	.06	.03	.03
Net realized and unrealized gain on investment and foreign currency transactions	2.28	4.15	7.92	2.77	.22	2.61

Net increase in net asset value from operations	2.26	4.06	7.89	2.83	.25	2.64

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.08)	(.01)	–0	–	(.05)
Distributions from net realized gain on investment transactions	–0	–	(.62)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.62)	(.08)	(.01)	–0	–	(.05)

Net asset value, end of period	$36.73	$34.47	$31.03	$23.22	$20.40	$20.15

Total Return
Total investment return based on net asset value (b)*	6.56%	13.28%	34.01%	13.89%	1.24%	15.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,794	$28,141	$28,650	$25,220	$30,833	$37,198
Ratio to average net assets of:
Expenses	1.08	%^	1.08%	1.06%	1.06%	1.00%	1.00	%+
Net investment income (loss)	(.10	)%^	(.28)%	(.10)%	.27%	.17%	.15	%+
Portfolio turnover rate	29%	66%	63%	83%	97%	121%

See footnote summary on page 16.

15

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$33.30	$30.08	$22.50	$19.81	$19.62	$17.10

Income From Investment Operations
Net investment income (loss) (a)	(.06)	(.16)	(.09)	.01	(.02)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	2.20	4.00	7.68	2.68	.21	2.55

Net increase in net asset value from operations	2.14	3.84	7.59	2.69	.19	2.53

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.01)	–0	–	–0	–	(.01)
Distributions from net realized gain on investment transactions	–0	–	(.62)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.62)	(.01)	–0	–	–0	–	(.01)

Net asset value, end of period	$35.44	$33.30	$30.08	$22.50	$19.81	$19.62

Total Return
Total investment return based on net asset value (b)*	6.43%	12.96%	33.72%	13.58%	.97%	14.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,184	$46,330	$51,993	$46,948	$51,114	$61,325
Ratio to average net assets of:
Expenses	1.33	%^	1.33%	1.31%	1.31%	1.25%	1.25	%+
Net investment income (loss)	(.35	)%^	(.52)%	(.35)%	.03%	(.08)%	(.10	)%+
Portfolio turnover rate	29%	66%	63%	83%	97%	121%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2015 and years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 by 0.06%, 0.03%, 0.06%, 0.28%, 0.07% and 0.22%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

16

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Growth Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution

17

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 3000 Growth Index (the Portfolio’s primary benchmark since April 1, 2013) and the Russell 1000 Growth Index (the Portfolio’s prior primary benchmark), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the indices) the period since inception (September 1994 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed both indices in the 1-year period and the period since inception, and lagged them in all other periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 6.5 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial

18

AB Variable Products Series Fund

differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($ MIL)
Growth Portfolio	Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$76.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,203 (0.065% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AB Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.08%	December 31
Class B 1.33%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($ MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$76.4	U.S. Growth Schedule 0.80% on 1st $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.564%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages The AB Portfolios—Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Growth Portfolio	AB U.S. Growth Stock Fund A, B- Hedged/Unhedged	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth Portfolio	0.750	0.750	4/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

22

AB Variable Products Series Fund

The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth Portfolio	1.078	0.847	13/13	0.790	64/65

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $118,441 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $243,042 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

23

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AB Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2015.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth Portfolio
1 year	16.51	11.60	13.07	1/13	15/83
3 year	17.98	17.83	17.55	6/13	36/83
5 year	16.67	16.45	15.92	6/12	26/74
10 year	7.72	9.18	8.70	9/10	49/65

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	16.51	17.98	16.67	7.72	9.09	16.11	0.45	10
Russell 3000 Growth Index[23]	15.51	18.03	17.27	9.29	9.00	N/A	N/A	N/A
Russell 1000 Growth Index	16.24	18.05	17.21	9.28	8.99	15.03	0.56	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is not identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

23	On April 1, 2013, the Portfolio’s benchmark changed from the Russell 1000 Growth Index to the Russell 3000 Growth Index to more closely reflect the Portfolio’s investments and performance.

25

VPS-GTH-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH & INCOME PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.00	$2.98	0.60%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.82	$3.01	0.60%

Class B
Actual	$1,000	$1,003.70	$4.22	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.58	$4.26	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.4%

FINANCIALS–23.7%
BANKS–7.5%
JPMorgan Chase & Co.	489,340	$33,157,679
Wells Fargo & Co.	520,860	29,293,166

		62,450,845

CAPITAL MARKETS–4.2%
BlackRock, Inc.–Class A	33,090	11,448,478
Goldman Sachs Group, Inc. (The)	97,220	20,298,564
Virtu Financial, Inc.–Class A(a)	133,843	3,142,634

		34,889,676

CONSUMER FINANCE–1.3%
Capital One Financial Corp.	120,520	10,602,144

DIVERSIFIED FINANCIAL SERVICES–4.6%
Berkshire Hathaway, Inc.–Class B(a)	282,922	38,508,513

INSURANCE–6.1%
ACE Ltd.	173,570	17,648,598
Allstate Corp. (The)	137,520	8,920,922
Hartford Financial Services Group, Inc. (The)	194,260	8,075,388
Validus Holdings Ltd.	246,629	10,849,210
WR Berkley Corp.	112,861	5,860,872

		51,354,990

		197,806,168

HEALTH CARE–17.8%
BIOTECHNOLOGY–2.3%
Gilead Sciences, Inc.	166,250	19,464,550

HEALTH CARE EQUIPMENT & SUPPLIES–2.6%
Medtronic PLC	286,425	21,224,092

HEALTH CARE PROVIDERS & SERVICES–4.7%
Cigna Corp.	41,910	6,789,420
UnitedHealth Group, Inc.	267,110	32,587,420

		39,376,840

PHARMACEUTICALS–8.2%
Eli Lilly & Co.	167,290	13,967,042
Pfizer, Inc.	1,012,840	33,960,525
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	348,535	20,598,419

		68,525,986

		148,591,468

CONSUMER DISCRETIONARY–15.1%
AUTO COMPONENTS–1.2%
Delphi Automotive PLC	67,360	5,731,662
Johnson Controls, Inc.	94,470	4,679,099

		10,410,761

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–0.9%
Toll Brothers, Inc.(a)	186,630	$7,127,400

INTERNET & CATALOG RETAIL–1.6%
Liberty Interactive Corp. QVC Group–Class A(a)	475,568	13,197,012

MEDIA–8.8%
Comcast Corp.–Class A	508,150	30,560,141
Interpublic Group of Cos., Inc. (The)	932,920	17,977,368
Time Warner, Inc.	249,670	21,823,655
Viacom, Inc.–Class B	49,420	3,194,509

		73,555,673

SPECIALTY RETAIL–1.9%
Bed Bath & Beyond, Inc.(a)	89,300	6,159,914
DSW, Inc.–Class A	292,670	9,766,398

		15,926,312

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Coach, Inc.	180,244	6,238,245

		126,455,403

INFORMATION TECHNOLOGY–14.2%
COMMUNICATIONS EQUIPMENT–2.5%
Cisco Systems, Inc.	571,620	15,696,685
Harris Corp.	62,980	4,843,792

		20,540,477

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.8%
TE Connectivity Ltd.	110,420	7,100,006

IT SERVICES–0.3%
Vantiv, Inc.–Class A(a)	58,561	2,236,444

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.1%
Intel Corp.	616,380	18,747,198
NVIDIA Corp.	346,154	6,961,157

		25,708,355

SOFTWARE–4.8%
Activision Blizzard, Inc.	649,111	15,714,977
Check Point Software Technologies Ltd.(a)	81,871	6,512,838
Microsoft Corp.	411,430	18,164,635

		40,392,450

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.7%
Apple, Inc.	181,765	22,797,875

		118,775,607

2

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–12.0%
AEROSPACE & DEFENSE–6.4%
Boeing Co. (The)	101,400	$14,066,208
General Dynamics Corp.	99,180	14,052,815
Raytheon Co.	221,950	21,236,176
United Technologies Corp.	42,540	4,718,962

		54,074,161

AIRLINES–3.0%
Copa Holdings SA–Class A(b)	138,036	11,400,393
Delta Air Lines, Inc.	333,350	13,694,018

		25,094,411

INDUSTRIAL CONGLOMERATES–1.4%
General Electric Co.	431,155	11,455,788

MACHINERY–1.2%
Parker-Hannifin Corp.	27,899	3,245,491
Snap-on, Inc.	43,010	6,849,342

		10,094,833

		100,719,193

CONSUMER STAPLES–3.9%
FOOD & STAPLES RETAILING–3.9%
CVS Health Corp.	309,991	32,511,856

ENERGY–3.5%
ENERGY EQUIPMENT & SERVICES–0.5%
Cameron International Corp.(a)	79,000	4,137,230

OIL, GAS & CONSUMABLE FUELS–3.0%
Exxon Mobil Corp.	248,380	20,665,216
Hess Corp.	71,150	4,758,512

		25,423,728

		29,560,958

UTILITIES–1.7%
ELECTRIC UTILITIES–0.8%
Great Plains Energy, Inc.	285,910	6,907,586

MULTI-UTILITIES–0.9%
WEC Energy Group, Inc.	156,790	7,050,846

		13,958,432

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.6%
Verizon Communications, Inc.	287,765	13,412,727

MATERIALS–0.9%
CHEMICALS–0.9%
Mosaic Co. (The)	163,150	7,643,578

Total Common Stocks (cost $629,712,829)		789,435,390

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–6.5%
TIME DEPOSIT–6.5%
State Street Time Deposit 0.01%, 7/01/15 (cost $54,526,321)	$54,526	$54,526,321

	Shares
TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.9% (cost $684,239,150)		843,961,711

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.4%
INVESTMENT COMPANIES–1.4%
AB Exchange Reserves– Class I, 0.07%(c)(d) (cost $11,491,497)	11,491,497	11,491,497

TOTAL INVESTMENTS–102.3% (cost $695,730,647)		855,453,208
Other assets less liabilities–(2.3)%		(19,273,662)

NET ASSETS–100.0%		$836,179,546

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

3

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Berkshire Hathaway, Inc.—Class B	$38,508,513	4.6%
Pfizer, Inc.	33,960,525	4.1
JPMorgan Chase & Co.	33,157,679	4.0
UnitedHealth Group, Inc.	32,587,420	3.9
CVS Health Corp.	32,511,856	3.9
Comcast Corp.—Class A	30,560,141	3.7
Wells Fargo & Co.	29,293,166	3.5
Apple, Inc.	22,797,875	2.7
Time Warner, Inc.	21,823,655	2.6
Raytheon Co.	21,236,176	2.5

	$296,437,006	35.5%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$197,806,168	23.4%
Health Care	148,591,468	17.6
Consumer Discretionary	126,455,403	15.0
Information Technology	118,775,607	14.1
Industrials	100,719,193	11.9
Consumer Staples	32,511,856	3.8
Energy	29,560,958	3.5
Utilities	13,958,432	1.7
Telecommunication Services	13,412,727	1.6
Materials	7,643,578	0.9
Short-Term Investments	54,526,321	6.5

Total Investments	$843,961,711	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

4

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $684,239,150)	$843,961,711	(a)
Affiliated issuers (cost $11,491,497—investment of cash collateral for securities loaned)	11,491,497
Receivable for investment securities sold	5,011,405
Dividends and interest receivable	850,300
Receivable for capital stock sold	316,875

Total assets	861,631,788

LIABILITIES
Payable for investment securities purchased	12,532,632
Payable for collateral received on securities loaned	11,491,497
Payable for capital stock redeemed	731,622
Advisory fee payable	387,200
Distribution fee payable	141,923
Administrative fee payable	10,173
Transfer Agent fee payable	107
Accrued expenses	157,088

Total liabilities	25,452,242

NET ASSETS	$836,179,546

COMPOSITION OF NET ASSETS
Capital stock, at par	$27,971
Additional paid-in capital	639,566,096
Undistributed net investment income	15,286,347
Accumulated net realized gain on investment transactions	21,576,571
Net unrealized appreciation on investments	159,722,561

	$836,179,546

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$159,618,372	5,286,466	$30.19
B	$676,561,174	22,684,981	$29.82

(a)	Includes securities on loan with a value of $11,400,393 (see Note E).

See notes to financial statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $34,114)	$8,528,336
Affiliated issuers	2,610
Interest	4,188
Securities lending income	6,037

8,541,171

EXPENSES
Advisory fee (see Note B)	2,361,283
Distribution fee—Class B	866,021
Transfer agency—Class A	1,067
Transfer agency—Class B	4,458
Custodian	76,256
Printing	64,488
Administrative	25,384
Audit and tax	19,090
Legal	16,529
Directors’ fees	8,320
Miscellaneous	11,928

Total expenses	3,454,824

Net investment income	5,086,347

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	37,483,728
Net change in unrealized appreciation/depreciation of investments	(38,737,738)

Net loss on investment transactions	(1,254,010)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,832,337

See notes to financial statements.

6

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,086,347		$10,203,638
Net realized gain on investment transactions	37,483,728		78,058,883
Net change in unrealized appreciation/depreciation of investments	(38,737,738)		(12,349,510)

Net increase in net assets from operations	3,832,337		75,913,011
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(2,268,517)
Class B	–0	–	(7,666,587)
CAPITAL STOCK TRANSACTIONS
Net decrease	(37,229,923)		(69,811,950)

Total decrease	(33,397,586)		(3,834,043)
NET ASSETS
Beginning of period	869,577,132		873,411,175

End of period (including undistributed net investment income of $15,286,347 and $10,200,000, respectively)	$836,179,546		$869,577,132

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth & Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Growth & Income Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

8

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$789,435,390		$–0	–	$–0	–	$789,435,390
Short-Term Investments	–0	–	54,526,321		–0	–	54,526,321
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,491,497		–0	–	–0	–	11,491,497

Total Investments in Securities	800,926,887		54,526,321		–0	–	855,453,208
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$800,926,887		$54,526,321		$–0	–	$855,453,208

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

10

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $351,343, of which $1 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$271,161,874		$271,908,637
U.S. government securities	–0	–	–0	–

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$178,132,298
Gross unrealized depreciation	(18,409,737)

Net unrealized appreciation	$159,722,561

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $11,400,393 and had received cash collateral which has been invested into AB Exchange Reserves of $11,491,497. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $6,037 and $2,610 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$8,423	$37,729	$34,661	$11,491

12

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	308,854		792,608	$9,381,767		$22,691,868
Shares issued in reinvestment of dividends	–0	–	79,653	–0	–	2,268,517
Shares redeemed	(619,122)		(1,180,764)	(18,806,593)		(33,448,306)

Net decrease	(310,268)		(308,503)	$(9,424,826)		$(8,487,921)

Class B
Shares sold	768,917		1,584,088	$23,048,473		$44,665,440
Shares issued in reinvestment of dividends	–0	–	271,961	–0	–	7,666,587
Shares redeemed	(1,692,942)		(4,045,067)	(50,853,570)		(113,656,056)

Net decrease	(924,025)		(2,189,018)	$(27,805,097)		$(61,324,029)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$9,935,104	$11,514,239

Total taxable distributions paid	$9,935,104	$11,514,239

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,200,000
Accumulated capital and other losses	(14,562,823	)(a)
Unrealized appreciation/(depreciation)	197,115,965	(b)

Total accumulated earnings/(deficit)	$192,753,142

(a)	As of December 31, 2014, the Portfolio had a net capital loss carryforward of $14,562,823. During the fiscal year, the Portfolio utilized $78,078,754 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2014, the Portfolio had a net capital loss carryforward of $14,562,823 which will expire in 2017.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$30.04		$27.80	$20.88	$18.05	$17.19	$15.20

Income From Investment Operations
Net investment income (a)	.21		.40	.33	.29	.27	.20
Net realized and unrealized gain (loss) on investment transactions	(.06)		2.23	6.92	2.86	.83	1.79

Net increase in net asset value from operations	.15		2.63	7.25	3.15	1.10	1.99

Less: Dividends
Dividends from net investment income	–0	–	(.39)	(.33)	(.32)	(.24)	–0	–

Net asset value, end of period	$30.19		$30.04	$27.80	$20.88	$18.05	$17.19

Total Return
Total investment return based on net asset value (b)*	.50%		9.54%	34.96%	17.53%	6.32%	13.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159,619		$168,135	$164,154	$131,402	$138,731	$201,521
Ratio to average net assets of:
Expenses	.60	%^	.60%	.60%	.60%	.60%	.63	%+
Net investment income	1.39	%^	1.39%	1.35%	1.48%	1.52%	1.30	%+
Portfolio turnover rate	34%		51%	63%	80%	76%	66%

See footnote summary on page 16.

15

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.71		$27.49	$20.66	$17.86	$17.01	$15.08

Income From Investment Operations
Net investment income (a)	.17		.32	.27	.24	.23	.16
Net realized and unrealized gain (loss) on investment transactions	(.06)		2.22	6.83	2.83	.81	1.77

Net increase in net asset value from operations	.11		2.54	7.10	3.07	1.04	1.93

Less: Dividends
Dividends from net investment income	–0	–	(.32)	(.27)	(.27)	(.19)	–0	–

Net asset value, end of period	$29.82		$29.71	$27.49	$20.66	$17.86	$17.01

Total Return
Total investment return based on net asset value (b)*	.37%		9.29%	34.59%	17.24%	6.07%	12.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$676,561		$701,442	$709,257	$764,198	$735,514	$805,714
Ratio to average net assets of:
Expenses	.85	%^	.85%	.85%	.85%	.85%	.88	%+
Net investment income	1.14	%^	1.14%	1.11%	1.23%	1.28%	1.05	%+
Portfolio turnover rate	34%		51%	63%	80%	76%	66%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2015 and years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 by 0.14%, 0.11%, 0.08%, 0.19%, 0.13% and 0.27%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

16

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts

17

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the Index) the period since inception (January 1991 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 5-year period and lagged it in all other periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

18

AB Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Growth and Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
Growth and Income Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$864.8

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,204 (0.006% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth and Income Portfolio	Class A 0.60%	December 31
Class B 0.85%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth and Income Portfolio	$864.8	U.S. Growth and Income 0.65% on first $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.283%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages AB Growth and Income Fund, Inc. (“Growth and Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth and Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth and Income Portfolio	Growth and Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking8,9.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth and Income Portfolio	0.550	0.706	2/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth and Income Portfolio	0.603	0.760	2/10	0.754	4/29

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

22

AB Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $1,730,726 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $3,533,970 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2015.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth and Income Portfolio
1 year	12.41	12.24	11.90	4/10	20/51
3 year	17.23	16.68	17.05	4/10	23/50
5 year	16.30	15.06	15.34	3/10	10/47
10 year	6.93	7.70	8.28	8/9	27/29

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24

AB Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth and Income Portfolio	12.41	17.23	16.30	6.93	9.76	15.17	0.42	10
Russell 1000 Value Index	13.49	18.11	15.51	7.21	11.09	15.56	0.43	10
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

VPS-GI-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.90	$4.56	0.92%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.23	$4.61	0.92%

Class B
Actual	$1,000	$999.10	$5.80	1.17%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.99	$5.86	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grade	$17,068,975	21.3%
Governments—Treasuries	15,982,187	20.0
Mortgage Pass-Throughs	13,551,865	16.9
Asset-Backed Securities	10,354,044	12.9
Commercial Mortgage-Backed Securities	7,038,713	8.8
Corporates—Non-Investment Grade	4,210,154	5.3
Collateralized Mortgage Obligations	3,559,667	4.4
Inflation-Linked Securities	2,475,065	3.1
Agencies	2,074,388	2.6
Quasi-Sovereigns	905,598	1.1
Governments—Sovereign Agencies	762,296	1.0
Preferred Stocks	320,277	0.4
Local Governments—Municipal Bonds	292,926	0.4
Other†	149,273	0.2
Short-Term Investments	1,321,027	1.6

Total Investments	$80,066,455	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	“Other” represents less than 0.1% weightings in the following security types: Emerging Markets—Corporate Bonds, Governments—Sovereign Bonds and Warrants.

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–23.8%
INDUSTRIAL–16.4%
BASIC–1.9%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	47	$45,796
Dow Chemical Co. (The) 8.55%, 5/15/19		86	104,854
Eastman Chemical Co. 3.80%, 3/15/25		65	64,885
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		31	32,782
Glencore Funding LLC 4.125%, 5/30/23(a)		58	56,110
International Paper Co.
3.65%, 6/15/24		32	31,539
3.80%, 1/15/26		61	59,767
4.75%, 2/15/22		54	58,454
5.15%, 5/15/46		27	25,938
LyondellBasell Industries NV 5.75%, 4/15/24		200	227,835
Minsur SA 6.25%, 2/07/24(a)		210	230,112
Mosaic Co. (The) 5.625%, 11/15/43		11	11,720
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		260	224,900
Teck Resources Ltd. 4.50%, 1/15/21		129	123,833
Vale Overseas Ltd. 6.875%, 11/21/36		40	38,672

			1,337,197

CAPITAL GOODS–0.2%
Owens Corning 6.50%, 12/01/16(b)		10	10,635
Yamana Gold, Inc. 4.95%, 7/15/24		166	159,896

			170,531

COMMUNICATIONS–MEDIA–2.9%
21st Century Fox America, Inc.
4.00%, 10/01/23		64	65,939
4.50%, 2/15/21		300	325,708
CBS Corp. 3.50%, 1/15/25		190	181,786
Cox Communications, Inc. 2.95%, 6/30/23(a)		51	47,003
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.50%, 3/01/16		95	96,480
3.80%, 3/15/22		57	57,328
4.45%, 4/01/24		81	82,888
5.00%, 3/01/21		175	189,501
Discovery Communications LLC 3.45%, 3/15/25		105	98,526

	Principal Amount (000)		U.S. $ Value

NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)	U.S.$	128	$136,160
TCI Communications, Inc. 7.875%, 2/15/26		115	155,097
Time Warner Cable, Inc. 4.125%, 2/15/21		200	206,489
Time Warner, Inc.
3.55%, 6/01/24		114	111,176
7.625%, 4/15/31		69	89,723
Viacom, Inc.
3.875%, 4/01/24		178	174,288
5.625%, 9/15/19		60	66,741

			2,084,833

COMMUNICATIONS– TELECOMMUNICATIONS–2.1%
American Tower Corp. 5.05%, 9/01/20		260	282,532
AT&T, Inc. 3.40%, 5/15/25		270	257,501
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		320	320,055
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	27	23,059
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	120	132,690
Verizon Communications, Inc.
3.50%, 11/01/24		258	250,946
3.85%, 11/01/42		89	73,451
6.55%, 9/15/43		165	193,010

			1,533,244

CONSUMER CYCLICAL–AUTOMOTIVE–0.8%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		455	517,997
General Motors Co. 3.50%, 10/02/18		80	82,601

			600,598

CONSUMER CYCLICAL– OTHER–0.0%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		6	5,886

CONSUMER CYCLICAL–RETAILERS–0.3%
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		195	190,979

CONSUMER NON-CYCLICAL–3.4%
AbbVie, Inc. 3.60%, 5/14/25		149	147,271
Actavis Funding SCS
3.80%, 3/15/25		165	162,083
3.85%, 6/15/24		54	53,349
Altria Group, Inc. 2.625%, 1/14/20		195	194,242

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AstraZeneca PLC 6.45%, 9/15/37	U.S.$	50	$63,646
Baxalta, Inc. 5.25%, 6/23/45(a)		75	75,409
Bayer US Finance LLC 3.375%, 10/08/24(a)		200	198,947
Becton Dickinson and Co. 3.734%, 12/15/24		85	84,714
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2	2,418
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		201	200,331
HJ Heinz Co.
2.80%, 7/02/20(a)		70	70,054
3.50%, 7/15/22(a)		94	94,221
Kroger Co. (The) 3.40%, 4/15/22		194	195,421
Laboratory Corp. of America Holdings 3.60%, 2/01/25		60	57,385
Medtronic, Inc. 3.50%, 3/15/25(a)		195	194,334
Perrigo Finance PLC 3.50%, 12/15/21		200	200,388
Reynolds American, Inc.
3.25%, 11/01/22		127	122,321
5.85%, 8/15/45		44	46,151
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		78	79,478
Tyson Foods, Inc.
2.65%, 8/15/19		39	39,257
3.95%, 8/15/24		123	123,903

			2,405,323

ENERGY–3.4%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	53,894
Encana Corp. 3.90%, 11/15/21		45	45,916
Energy Transfer Partners LP 7.50%, 7/01/38		244	278,868
EnLink Midstream Partners LP 5.05%, 4/01/45		125	113,358
Enterprise Products Operating LLC 3.70%, 2/15/26		161	155,890
5.20%, 9/01/20		55	61,216
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		321	313,909
4.15%, 3/01/22		89	89,142
Noble Energy, Inc.
3.90%, 11/15/24		107	105,498
8.25%, 3/01/19		238	283,566
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		137	132,233
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		145	132,021

TransCanada PipeLines Ltd. 6.35%, 5/15/67	U.S.$	235	$223,250
Valero Energy Corp. 6.125%, 2/01/20		177	202,156
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		135	157,622
Williams Partners LP 4.125%, 11/15/20		97	100,611

			2,449,150

OTHER INDUSTRIAL–0.3%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		200	199,400

TECHNOLOGY–1.1%
Hewlett-Packard Co. 4.65%, 12/09/21		107	113,572
KLA-Tencor Corp. 4.65%, 11/01/24		134	133,927
Motorola Solutions, Inc.
3.50%, 3/01/23		86	81,113
7.50%, 5/15/25		25	30,181
Seagate HDD Cayman 4.75%, 1/01/25(a)		75	74,539
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		205	210,478
Total System Services, Inc.
2.375%, 6/01/18		74	73,791
3.75%, 6/01/23		69	67,786

			785,387

			11,762,528

FINANCIAL INSTITUTIONS–6.2%
BANKING–3.2%
Compass Bank 5.50%, 4/01/20		250	272,013
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(a)		270	259,922
Goldman Sachs Group, Inc. (The)
3.85%, 7/08/24		210	209,818
5.15%, 5/22/45		13	12,513
Series D 6.00%, 6/15/20		395	451,377
Morgan Stanley 5.625%, 9/23/19		143	160,245
Murray Street Investment Trust I 4.647%, 3/09/17		27	28,361
Nationwide Building Society 6.25%, 2/25/20(a)		230	268,187
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		90	92,880
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		265	271,304

4

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	250	$293,000

			2,319,620

FINANCE–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		155	180,464

INSURANCE–1.9%
American International Group, Inc.
4.875%, 6/01/22		75	82,269
6.40%, 12/15/20		215	255,602
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(c)		200	211,000
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		200	224,277
Lincoln National Corp. 8.75%, 7/01/19		113	138,543
MetLife, Inc. 10.75%, 8/01/39		85	137,700
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		55	82,320
Prudential Financial, Inc. 5.625%, 6/15/43		185	191,752

			1,323,463

REITS–0.8%
HCP, Inc. 5.375%, 2/01/21		179	197,479
Health Care REIT, Inc. 5.25%, 1/15/22		183	200,176
Trust F/1401 5.25%, 12/15/24(a)		200	208,000

			605,655

			4,429,202

UTILITY–1.2%
ELECTRIC–0.8%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		170	200,271
CMS Energy Corp. 5.05%, 3/15/22		37	40,717
Constellation Energy Group, Inc. 5.15%, 12/01/20		64	70,820
Entergy Corp. 4.00%, 7/15/22		125	125,961
Exelon Corp. 5.10%, 6/15/45		45	45,180
Exelon Generation Co. LLC 4.25%, 6/15/22		78	79,841

			562,790

NATURAL GAS–0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		305	314,455

			877,245

Total Corporates–Investment Grade (cost $16,527,062)			17,068,975

GOVERNMENTS–TREASURIES–22.3%
BRAZIL–0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	1,030	$314,248

CANADA–1.0%
Canadian Government Bond 2.25%, 6/01/25	CAD	870	732,430

ITALY–0.4%
Italy Buoni Poliennali Del Tesoro 4.50%, 3/01/24	EUR	198	259,237

UNITED KINGDOM–0.8%
United Kingdom Gilt 3.75%, 9/07/21(a)	GBP	320	565,239

UNITED STATES–19.7%
U.S. Treasury Bonds
3.125%, 8/15/44	U.S.$	329	329,340
3.625%, 8/15/43–2/15/44		564	619,844
4.50%, 2/15/36		654	822,806
4.625%, 2/15/40		2,560	3,264,599
U.S. Treasury Notes
0.375%, 3/31/16		578	578,587
0.625%, 5/31/17		734	733,785
1.375%, 3/31/20–4/30/20		1,087	1,075,327
1.50%, 8/31/18–5/31/20		1,452	1,453,591
1.625%, 6/30/19–12/31/19		962	969,368
1.75%, 9/30/19		1,632	1,651,533
2.00%, 2/15/25		335	325,473
2.25%, 11/15/24		171	169,859
2.375%, 8/15/24		199	200,475
2.50%, 8/15/23–5/15/24		1,310	1,333,269
2.75%, 11/15/23		561	583,177

			14,111,033

Total Governments–Treasuries (cost $15,414,772)			15,982,187

MORTGAGE PASS-THROUGHS–18.9%
AGENCY FIXED RATE 30-YEAR–17.4%
Federal National Mortgage Association
3.50%, 8/01/45, TBA		2,111	2,169,547
4.50%, 8/25/45, TBA		1,855	2,002,675
3.00%, 8/01/45, TBA		371	368,536
4.00%, 8/01/45, TBA		2,701	2,855,041
3.50%, 5/01/42–6/01/45		2,107	2,182,727
Government National Mortgage Association
3.50%, 7/01/45, TBA		1,064	1,104,316
3.00%, 7/01/45, TBA		1,032	1,041,917
Federal National Mortgage Association
Series 2004 5.50%, 4/01/34–11/01/34		133	149,409
Series 2005 5.50%, 2/01/35		163	183,502

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Gold
Series 2007 5.50%, 7/01/35	U.S.$	43	$48,235
Series 2005 5.50%, 1/01/35		160	179,502
Federal National Mortgage Association
Series 2003 5.50%, 4/01/33–7/01/33		146	164,056
Government National Mortgage Association
Series 1994 9.00% , 9/15/24		1	1,646

			12,451,109

AGENCY FIXED RATE 15-YEAR–1.5%
Federal National Mortgage Association
3.00%, 8/01/30, TBA		397	410,306
2.50%, 8/01/30, TBA		494	498,824
3.50%, 8/01/30, TBA		182	191,626

			1,100,756

Total Mortgage Pass-Throughs (cost $13,482,326)			13,551,865

ASSET-BACKED SECURITIES–14.5%
AUTOS–FIXED RATE–9.0%
Ally Master Owner Trust
Series 2015-3, Class A 1.63%, 5/15/20		259	259,331
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class D 4.04%, 7/10/17		200	202,078
Series 2013-3, Class A3 0.92%, 4/09/18		246	245,775
Series 2013-4, Class A3 0.96%, 4/09/18		112	111,779
Series 2013-5, Class A2A 0.65%, 3/08/17		5	5,462
ARI Fleet Lease Trust
Series 2014-A, Class A2 0.81%, 11/15/22(a)		69	68,992
Avis Budget Rental Car Funding AESOP LLC
Series 2013-2A, Class A 2.97%, 2/20/20(a)		288	296,274
Series 2014-1A, Class A 2.46%, 7/20/20(a)		149	150,338
Bank of The West Auto Trust
Series 2015-1, Class A3 1.31%, 10/15/19(a)		259	258,947

California Republic Auto Receivables Trust
Series 2014-2, Class A4 1.57%, 12/16/19	U.S.$	122	$122,385
Series 2015-2, Class A3 1.31%, 8/15/19		118	117,967
Capital Auto Receivables Asset Trust
Series 2013-3, Class A2 1.04%, 11/21/16		115	114,950
Series 2014-1, Class B 2.22%, 1/22/19		60	60,605
CPS Auto Receivables Trust
Series 2013-B, Class A 1.82%, 9/15/20(a)		128	127,717
Series 2014-B, Class A 1.11%, 11/15/18(a)		64	63,758
Drive Auto Receivables Trust
Series 2015-BA, Class A2A 0.93%, 12/15/17(a)		124	124,081
Enterprise Fleet Financing LLC
Series 2014-2, Class A2 1.05%, 3/20/20(a)		197	196,516
Series 2015-1, Class A2 1.30%, 9/20/20(a)		263	263,276
Exeter Automobile Receivables Trust
Series 2013-1A, Class A 1.29%, 10/16/17(a)		13	12,765
Series 2014-1A, Class A 1.29%, 5/15/18(a)		34	34,126
Series 2014-2A, Class A 1.06%, 8/15/18(a)		35	35,217
Fifth Third Auto Trust
Series 2014-3, Class A4 1.47%, 5/17/21		165	165,189
Flagship Credit Auto Trust
Series 2013-1, Class A 1.32%, 4/16/18(a)		24	23,778
Ford Auto Securitization Trust
Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	31	24,909
Ford Credit Auto Lease Trust
Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	144	144,099
Ford Credit Auto Owner Trust
Series 2012-D, Class B 1.01%, 5/15/18		100	99,712
Series 2014-2, Class A 2.31%, 4/15/26(a)		257	260,029
Ford Credit Floorplan Master Owner Trust A
Series 2015-2, Class A1 1.98%, 1/15/22		198	196,201
GM Financial Automobile Leasing Trust
Series 2015-1, Class A2 1.10%, 12/20/17		260	260,126
Series 2015-2, Class A3 1.68%, 12/20/18		232	231,995

6

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GMF Floorplan Owner Revolving Trust
Series 2015-1, Class A1 1.65%, 5/15/20(a)	U.S.$	128	$128,437
Harley-Davidson Motorcycle Trust
Series 2012-1, Class A3 0.68%, 4/15/17		9	8,939
Series 2015-1, Class A3 1.41%, 6/15/20		137	137,357
Hertz Vehicle Financing LLC
Series 2013-1A, Class A1 1.12%, 8/25/17(a)		175	175,065
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		485	482,001
Hyundai Auto Lease Securitization Trust
Series 2015-A, Class A2 1.00%, 10/16/17(a)		177	177,139
Series 2015-B, Class A3 1.40%, 11/15/18(a)		126	125,788
Mercedes Benz Auto Lease Trust
Series 2014-A, Class A2A 0.48%, 6/15/16		78	77,918
Nissan Auto Lease Trust
Series 2015-A, Class A3 1.40%, 6/15/18		202	201,960
Santander Drive Auto Receivables Trust
Series 2013-4, Class A3 1.11%, 12/15/17		109	108,862
Series 2014-2, Class A3 0.80%, 4/16/18		205	205,026
Series 2015-3, Class A2A 1.02%, 9/17/18		124	124,001
TCF Auto Receivables Owner Trust
Series 2015-1A, Class A2 1.02%, 8/15/18(a)		169	169,057

			6,399,927

CREDIT CARDS–FIXED RATE–1.9%
American Express Credit Account Master Trust
Series 2014-2, Class A 1.26%, 1/15/20		161	161,282
Barclays Dryrock Issuance Trust
Series 2014-3, Class A 2.41%, 7/15/22		320	324,474
Series 2015-2, Class A 1.56%, 3/15/21		183	182,996
Discover Card Execution Note Trust
Series 2015-A2, Class A 1.90%, 10/17/22		242	239,965
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A 2.22%, 1/15/22		232	234,896

World Financial Network Credit Card Master Trust
Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	190	$191,748

			1,335,361

AUTOS–FLOATING RATE–1.2%
GE Dealer Floorplan Master Note Trust
Series 2014-1, Class A 0.567%, 7/20/19(b)		120	119,355
Series 2015-1, Class A 0.687%, 1/20/20(b)		227	227,007
Hertz Fleet Lease Funding LP
Series 2013-3, Class A 0.735%, 12/10/27(a)(b)		120	119,954
Navistar Financial Dealer Note Master Trust
Series 2014-1, Class A 0.937%, 10/25/19(a)(b)		197	197,006
NCF Dealer Floorplan Master Trust
Series 2014-1A, Class A 1.687%, 10/20/20(a)(b)		197	197,006

			860,328

CREDIT CARDS–FLOATING RATE–1.1%
Cabela’s Credit Card Master Note Trust
Series 2014-1, Class A 0.536%, 3/16/20(b)		205	205,072
Discover Card Execution Note Trust
Series 2015-A1, Class A1 0.536%, 8/17/20(b)		263	263,079
World Financial Network Credit Card Master Trust
Series 2014-A, Class A 0.566%, 12/15/19(b)		185	185,338
Series 2015-A, Class A 0.666%, 2/15/22(b)		150	149,929

			803,418

OTHER ABS–FIXED RATE–1.0%
CIT Equipment Collateral
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		196	195,970
CNH Capital Canada Receivables Trust
Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	4	3,189
CNH Equipment Trust
Series 2014-B, Class A4 1.61%, 5/17/21	U.S.$	101	101,314
Series 2015-A, Class A4 1.85%, 4/15/21		134	133,927
Dell Equipment Finance Trust
Series 2015-1, Class A3 1.30%, 3/23/20(a)		119	118,931

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SBA Tower Trust
Series 2014-1A, Class C 2.898%, 10/15/44(a)	U.S.$	147	$147,736

			701,067

HOME EQUITY LOANS–FLOATING RATE–0.2%
Asset Backed Funding Certificates
Series 2003-WF1, Class A2 1.312%, 12/25/32(b)		44	42,323
GSAA Trust
Series 2006-5, Class 2A3 0.457%, 3/25/36(b)		185	125,665

			167,988

HOME EQUITY LOANS–FIXED RATE–0.1%
Credit-Based Asset Servicing and Securitization LLC
Series 2003-CB1, Class AF 3.95%, 1/25/33		85	85,955

Total Asset-Backed Securities (cost $10,352,819)			10,354,044

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.8%
NON-AGENCY FIXED RATE CMBS–8.7%
Banc of America Commercial Mortgage Trust
Series 2007-4, Class A1A 5.774%, 2/10/51		338	361,452
Series 2007-5, Class AM 5.772%, 2/10/51		78	81,587
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW13, Class AJ 5.611%, 9/11/41		108	109,831
BHMS Mortgage Trust
Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		200	201,090
CGRBS Commercial Mortgage Trust
Series 2013-VN05, Class A 3.369%, 3/13/35(a)		260	263,171
Citigroup Commercial Mortgage Trust
Series 2006-C4, Class A1A 5.969%, 3/15/49		113	116,038
Series 2015-GC27, Class A5 3.137%, 2/10/48		144	141,120
COBALT CMBS Commercial Mortgage Trust
Series 2007-C3, Class A4 5.959%, 5/15/46		166	176,997

Commercial Mortgage Trust
Series 2006-C8, Class A1A 5.292%, 12/10/46	U.S.$	251	$264,051
Series 2006-C8, Class A4 5.306%, 12/10/46		181	187,689
Series 2007-GG9, Class A4 5.444%, 3/10/39		459	482,687
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		106	104,334
Credit Suisse Commercial Mortgage Trust
Series 2007-C3, Class AM 5.89%, 6/15/39		95	98,929
DBUBS 2011-LC1 Mortgage Trust
Series 2011-LC1A, Class E 5.735%, 11/10/46(a)		100	106,599
Extended Stay America Trust
Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		180	178,496
GS Mortgage Securities Corp. II
Series 2013-KING, Class A 2.706%, 12/10/27(a)		262	265,832
GS Mortgage Securities Trust
Series 2007-GG10, Class A4 5.989%, 8/10/45		116	123,954
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		136	136,243
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		112	112,273
Series 2011-C5, Class D 5.50%, 8/15/46(a)		100	104,053
Merrill Lynch Mortgage Trust
Series 2006-C2, Class A1A 5.739%, 8/12/43		147	152,684
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class A1A 5.166%, 12/12/49		262	273,140
Series 2007-9, Class A4 5.70%, 9/12/49		1,105	1,177,193
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4 3.091%, 8/10/49		60	59,978
Series 2012-C4, Class A5 2.85%, 12/10/45		112	110,978
Wachovia Bank Commercial Mortgage Trust
Series 2006-C23, Class A5 5.416%, 1/15/45		380	384,987
Series 2006-C26, Class A1A 6.009%, 6/15/45		90	93,156

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

WF-RBS Commercial Mortgage Trust
Series 2013-C14, Class A5 3.337%, 6/15/46	U.S.$	233	$237,002
Series 2014-C20, Class A2 3.036%, 5/15/47		125	129,835

			6,235,379

NON-AGENCY FLOATING RATE CMBS–1.1%
Commercial Mortgage Trust
Series 2014-KYO, Class A 1.088%, 6/11/27(a)(b)		102	101,503
Series 2014-SAVA, Class A 1.336%, 6/15/34(a)(b)		100	99,969
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.106%, 6/15/29(a)(b)		201	200,460
PFP III Ltd. Series 2014-1, Class A 1.356%, 6/14/31(a)(b)		106	106,316
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.236%, 4/15/32(a)(b)		100	99,652
Starwood Retail Property Trust Series 2014-STAR, Class A 1.402%, 11/15/27(a)(b)		196	195,434

			803,334

Total Commercial Mortgage-Backed Securities (cost $7,088,469)			7,038,713

CORPORATES–NON- INVESTMENT GRADE–5.9%
INDUSTRIAL–2.8%
BASIC–0.2%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		150	160,687
Novelis, Inc. 8.375%, 12/15/17		18	18,653

			179,340

COMMUNICATIONS– MEDIA–0.6%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	100	172,837
CSC Holdings LLC 8.625%, 2/15/19	U.S.$	29	32,879
Quebecor Media, Inc. 5.75%, 1/15/23		75	74,813
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		200	203,875

			484,404

COMMUNICATIONS–TELECOMMUNICATIONS–0.7%
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	120	$135,789
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	210	214,200
Sprint Corp. 7.875%, 9/15/23		100	97,530
Windstream Services LLC 6.375%, 8/01/23		80	65,100

			512,619

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		36	37,638

CONSUMER CYCLICAL– OTHER–0.1%
KB Home 4.75%, 5/15/19		63	62,527

CONSUMER CYCLICAL– RETAILERS–0.1%
CST Brands, Inc. 5.00%, 5/01/23		75	74,625

CONSUMER NON-CYCLICAL–0.4%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		33	33,825
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		85	79,475
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	100	161,839

			275,139

ENERGY–0.4%
ONEOK, Inc. 4.25%, 2/01/22	U.S.$	203	195,990
SM Energy Co. 6.50%, 1/01/23		9	9,225
Transocean, Inc. 6.50%, 11/15/20		75	69,469

			274,684

TECHNOLOGY–0.2%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		59	53,543
Audatex North America, Inc. 6.00%, 6/15/21(a)		73	75,007

			128,550

			2,029,526

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

FINANCIAL INSTITUTIONS–2.8%
BANKING–2.3%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)	U.S.$	49	$50,715
Bank of Ireland 1.787%, 9/22/15(b)(d)	CAD	110	85,428
Barclays Bank PLC
6.86%, 6/15/32(a)(c)	U.S.$	29	32,553
7.625%, 11/21/22		200	227,760
7.75%, 4/10/23		200	216,750
Citigroup, Inc.
Series P 5.95%, 5/15/25(c)		75	72,187
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		200	209,000
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	82	90,961
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	202	196,252
Lloyds Banking Group PLC 7.50%, 6/27/24(c)		200	206,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		39	43,022
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		190	200,614

			1,631,242

FINANCE–0.4%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	211,750
International Lease Finance Corp. 5.875%, 4/01/19		55	58,641

			270,391

INSURANCE–0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		70	74,025

			1,975,658

UTILITY–0.3%
ELECTRIC–0.3%
AES Corp./VA 7.375%, 7/01/21		70	76,825
NRG Energy, Inc. 7.875%, 5/15/21		70	74,550
Series WI 6.25%, 5/01/24		54	53,595

			204,970

Total Corporates–Non-Investment Grade (cost $4,294,519)			4,210,154

COLLATERALIZED MORTGAGE OBLIGATIONS–5.0%
GSE RISK SHARE FLOATING RATE–2.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2014-DN3, Class M2 2.587%, 8/25/24(b)	U.S.$	335	$334,240
Series 2014-DN4, Class M3 4.737%, 10/25/24(b)		250	255,766
Series 2014-HQ3, Class M2 2.837%, 10/25/24(b)		250	251,235
Series 2015-DNA1, Class M 3 3.487%, 10/25/27(b)		250	243,857
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 1M1 1.387%, 7/25/24(b)		62	62,209
Series 2014-C04, Class 1M2 5.087%, 11/25/24(b)		169	173,847
Series 2014-C04, Class 2M2 5.187%, 11/25/24(b)		65	67,099
Series 2015-C01, Class 1M2 4.487%, 2/25/25(b)		95	94,164
Series 2015-C01, Class 2M2 4.737%, 2/25/25(b)		71	72,025
Series 2015-C02, Class 2M2 4.185%, 5/25/25(b)		130	126,307

			1,680,749

NON-AGENCY FIXED RATE–1.8%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		33	31,095
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		80	73,575
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		43	42,137
Series 2006-24CB, Class A16 5.75%, 6/25/36		118	105,479
Series 2006-28CB, Class A14 6.25%, 10/25/36		81	68,762
Series 2006-9T1, Class A1 5.75%, 5/25/36		50	44,178
Series 2006-J1, Class 1A13 5.50%, 2/25/36		74	66,549
Series 2007-2CB, Class 2A4 5.75%, 3/25/37		65	57,964
Chase Mortgage Finance Trust
Series 2007-S5, Class 1A17 6.00%, 7/25/37		39	34,052
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4 2.614%, 5/25/35		97	94,050

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-10, Class 1A8 6.00%, 5/25/36	U.S.$	66	$61,493
Series 2006-13, Class 1A18 6.25%, 9/25/36		94	85,898
Series 2006-13, Class 1A19 6.25%, 9/25/36		34	30,974
Series 2007-HYB2, Class 3A1 2.585%, 2/25/47		143	125,358
First Horizon Alternative Mortgage Securities Trust
Series 2006-FA3, Class A9 6.00%, 7/25/36		116	97,224
JP Morgan Alternative Loan Trust
Series 2006-A3, Class 2A1 3.028%, 7/25/36		219	181,536
JPMorgan Mortgage Trust
Series 2007-S3, Class 1A8 6.00%, 8/25/37		53	47,800
Wells Fargo Mortgage Backed Securities Trust
Series 2007-8, Class 2A5 5.75%, 7/25/37		46	45,190

			1,293,314

NON-AGENCY FLOATING RATE–0.7%
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2006-AR4, Class A2 0.377%, 12/25/36(b)		200	126,041
HomeBanc Mortgage Trust
Series 2005-1, Class A1 0.437%, 3/25/35(b)		96	84,956
IndyMac Index Mortgage Loan Trust
Series 2006-AR15, Class A1 0.307%, 7/25/36(b)		147	117,707
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA1, Class A1A 0.858%, 2/25/47(b)		194	154,859

			483,563

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association Grantor Trust
Series 2004-T5, Class AB4 0.725%, 5/28/35		50	45,665
Federal National Mortgage Association REMICs
Series 2010-117, Class DI 4.50%, 5/25/25(e)		533	56,376

			102,041

Total Collateralized Mortgage Obligations (cost $3,663,072)			3,559,667

INFLATION-LINKED SECURITIES–3.4%
UNITED STATES–3.4%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $2,491,337)	U.S.$	2,443	$2,475,065

AGENCIES–2.9%
UNITED STATES–2.9%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $1,886,754)		2,292	2,074,388

QUASI-SOVEREIGNS–1.3%
QUASI-SOVEREIGN BONDS–1.3%
CHILE–0.3%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		210	220,704

MALAYSIA–0.7%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		420	465,486

MEXICO–0.3%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		226	219,408

Total Quasi-Sovereigns (cost $845,584)			905,598

GOVERNMENTS–SOVEREIGN AGENCIES–1.1%
MOROCCO–0.3%
OCP SA 5.625%, 4/25/24(a)		205	213,737

ISRAEL–0.3%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)		200	202,600

BRAZIL–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20		147	145,653

CANADA–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		74	75,110

GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		70	74,822

COLOMBIA–0.1%
Ecopetrol SA 5.875%, 5/28/45		57	50,374

Total Governments–Sovereign Agencies (cost $757,552)			762,296

	Shares
PREFERRED STOCKS–0.4%
FINANCIALS–0.4%
INSURANCE–0.3%
Allstate Corp. (The) 5.10%		7,925	198,680

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares		U.S. $ Value

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.1%
Sovereign Real Estate Investment Trust 12.00%(a)		93	$121,597

Total Preferred Stocks (cost $299,414)			320,277

	Principal Amount (000)
LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.4%
UNITED STATES–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $203,202)	U.S.$	200	292,926

EMERGING MARKETS–CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
CONSUMER NON-CYCLICAL–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a) (cost $99,808)		100	102,170

GOVERNMENTS–SOVEREIGN BONDS–0.1%
MEXICO–0.1%
Mexico Government International Bond 5.95%, 3/19/19 (cost $47,785)		42	47,103

	Shares
WARRANTS–0.0%
Talon Equity Co. NV, expiring 11/24/15(d)(f)(g) (cost $0)		47	0

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.9%
TIME DEPOSIT–0.6%
State Street Time Deposit 0.01%, 7/01/15 (cost $426,356)	U.S.$	426	$426,356

COMMERCIAL PAPER–1.0%
Banque et Caisse d’Epargne de l’Etat Zero Coupon, 9/01/15 (cost $691,643)		692	691,643

CERTIFICATES OF DEPOSIT–0.3%
Royal Bank of Canada/New York 0.285%, 9/10/15(b) (cost $203,028)		203	203,028

Total Short-Term Investments (cost $1,321,027)			1,321,027

TOTAL INVESTMENTS–111.8% (cost $78,775,502)			80,066,455
Other assets less liabilities–(11.8)%			(8,468,292)

NET ASSETS–100.0%			$71,598,163

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	21	September 2015	$4,592,749	$4,597,688	$4,939
U.S. T-Note 5 Yr (CBT) Futures	6	September 2015	715,321	715,547	226

Sold Contracts
Euro-BOBL Futures	9	September 2015	1,300,337	1,300,160	177
Euro-Bund Futures	2	September 2015	338,588	338,914	(326)
U.S. T-Note 10 Yr (CBT) Futures	26	September 2015	3,280,102	3,280,469	(367)

					$4,649

12

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	265,000	USD	2,223	7/15/15	$57,237
Barclays Bank PLC	USD	426	GBP	272	7/10/15	2,812
Barclays Bank PLC	USD	223	IDR	2,973,101	7/10/15	(188)
Barclays Bank PLC	KRW	201,187	USD	180	8/07/15	472
Barclays Bank PLC	KRW	201,187	USD	179	8/07/15	(50)
BNP Paribas SA	CAD	1,512	USD	1,227	7/23/15	15,905
Citibank	EUR	697	USD	783	7/30/15	6,032
Credit Suisse International	BRL	1,021	USD	329	7/02/15	688
Credit Suisse International	USD	329	BRL	1,021	7/02/15	(964)
Credit Suisse International	BRL	1,021	USD	326	8/04/15	1,069
HSBC Bank USA	AUD	693	USD	530	8/07/15	(3,800)
Royal Bank of Scotland PLC	IDR	2,936,838	USD	217	7/10/15	(2,257)
Standard Chartered Bank	USD	187	SGD	255	7/24/15	1,538
State Street Bank & Trust Co.	BRL	1,021	USD	321	7/02/15	(7,362)
State Street Bank & Trust Co.	GBP	1,090	USD	1,671	7/10/15	(41,926)
State Street Bank & Trust Co.	SGD	255	USD	189	7/24/15	(265)
State Street Bank & Trust Co.	EUR	237	USD	264	7/30/15	(183)

						$28,758

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.06%	$202	$15,656	$6,828
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	65	4,147	(173)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	68	4,335	(131)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	65	4,147	(138)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	65	4,147	(110)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	64	4,084	(77)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	78	4,963	(91)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	71	4,524	(48)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,079	(33)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,078	(66)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,078	(172)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,078	(217)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	68	4,335	(471)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,079	(304)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,079	(443)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,079	(311)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	48	3,016	(544)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,078	(503)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	34	2,136	(317)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	48	3,015	(461)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	50	3,204	(454)

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.53%	$49	$3,079	$(557)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	48	3,016	(379)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	31	1,948	(283)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	49	3,079	(415)

				$97,459	$130

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	3,560	3/10/17	0.973%	3 Month CDOR	$(4,175)
Morgan Stanley & Co., LLC/(CME Group)	AUD	4,720	3/11/17	2.140%	3 Month BBSW	1
Morgan Stanley & Co., LLC/(CME Group)	CAD	3,260	6/05/17	1.054%	3 Month CDOR	(7,952)
Morgan Stanley & Co., LLC/(CME Group)	NZD	6,420	6/09/17	3.366%	3 Month BKBM	(20,620)
Morgan Stanley & Co., LLC/(CME Group)	AUD	4,100	6/09/17	2.218%	3 Month BBSW	(3,981)
Morgan Stanley & Co., LLC/(CME Group)	GBP	661	6/05/20	6 Month LIBOR	1.651%	(1,065)
Morgan Stanley & Co., LLC/(CME Group)		$380	6/25/21	2.243%	3 Month LIBOR	(6,128)
Morgan Stanley & Co., LLC/(CME Group)		530	1/14/24	2.980%	3 Month LIBOR	(34,781)
Morgan Stanley & Co., LLC/(CME Group)		460	2/14/24	2.889%	3 Month LIBOR	(25,403)
Morgan Stanley & Co., LLC/(CME Group)		650	4/28/24	2.817%	3 Month LIBOR	(27,823)
Morgan Stanley & Co., LLC/(CME Group)		450	5/29/24	3 Month LIBOR	2.628%	11,067
Morgan Stanley & Co., LLC/(CME Group)	AUD	720	3/11/25	6 Month BBSW	2.973%	(15,612)
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,500	6/09/25	3 Month BKBM	4.068%	14,018
Morgan Stanley & Co., LLC/(CME Group)	AUD	440	6/09/25	6 Month BBSW	3.384%	1,311
Morgan Stanley & Co., LLC/(CME Group)		$320	6/09/25	2.483%	3 Month LIBOR	(1,542)
Morgan Stanley & Co., LLC/(CME Group)	GBP	110	6/05/45	2.396%	6 Month LIBOR	(2,777)

						$(125,462)

14

AB Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	6.29%	$58	$2,600	$3,861	$(1,261)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.55	112	(5,760)	(5,670)	(90)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.55	98	(5,040)	(4,785)	(255)

Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.39	270	3,745	(4,225)	7,970
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.61	54	771	(519)	1,290
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.61	92	1,314	(986)	2,300
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.61	37	531	(398)	929
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.61	37	535	(402)	937

				$(1,304)	$(13,124)	$11,820

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$1,120	3/04/16	CPI	#	1.170%	$2,417

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank	BRL	6,600	1/02/17	CDI	13.190%	$(16,650)
Citibank		3,100	1/04/21	12.305%	CDI	3,597
JPMorgan Chase Bank		$1,390	1/30/17	1.059%	3 Month LIBOR	(12,512)
JPMorgan Chase Bank		1,520	2/07/22	2.043%	3 Month LIBOR	(8,661)

						$(34,226)

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate market value of these securities amounted to $14,307,283 or 20.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at June 30, 2015.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Illiquid security.

(e)	IO—Interest Only

(f)	Fair valued by the Adviser.

(g)	Non-income producing security.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

NZD—New Zealand Dollar

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDI—Brazil CETIP Interbank Deposit Rate

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

16

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $78,775,502)	$80,066,455
Cash	8,049
Cash collateral due from broker	228,211
Foreign currencies, at value (cost $2,239,613)	2,209,931
Receivable for investment securities sold and foreign currency transactions	9,529,332
Interest and dividends receivable	467,798
Unrealized appreciation on forward currency exchange contracts	85,753
Receivable for capital stock sold	16,719
Unrealized appreciation on credit default swaps	13,426
Upfront premium paid on credit default swaps	3,861
Unrealized appreciation on interest rate swaps	3,597
Unrealized appreciation on inflation swaps	2,417

Total assets	92,635,549

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	20,780,388
Unrealized depreciation on forward currency exchange contracts	56,995
Unrealized depreciation on interest rate swaps	37,823
Advisory fee payable	26,813
Upfront premium received on credit default swaps	16,985
Payable for variation margin on exchange-traded derivatives	11,845
Administrative fee payable	10,173
Payable for capital stock redeemed	6,000
Distribution fee payable	3,919
Unrealized depreciation on credit default swaps	1,606
Transfer Agent fee payable	107
Accrued expenses	84,732

Total liabilities	21,037,386

NET ASSETS	$71,598,163

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,312
Additional paid-in capital	65,064,219
Undistributed net investment income	2,934,846
Accumulated net realized gain on investment and foreign currency transactions	2,444,493
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,148,293

$71,598,163

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$52,635,809	4,626,049	$11.38
B	$18,962,354	1,685,509	$11.25

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,197,588
Dividends—Unaffiliated issuers	10,632
Other income	165

1,208,385

EXPENSES
Advisory fee (see Note B)	166,945
Distribution fee—Class B	24,369
Transfer agency—Class A	2,235
Transfer agency—Class B	796
Custodian	67,426
Audit and tax	36,444
Administrative	25,384
Legal	15,836
Printing	13,728
Directors’ fees	8,320
Miscellaneous	3,495

Total expenses	364,978

Net investment income	843,407

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	241,150
Securities sold short	(10,124)
Futures	12,943
Swaps	(35,367)
Foreign currency transactions	168,849
Net change in unrealized appreciation/depreciation of:
Investments	(955,487)
Futures	1,878
Swaps	(33,715)
Foreign currency denominated assets and liabilities and other assets	(161,433)

Net loss on investment and foreign currency transactions	(771,306)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$72,101

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$843,407		$1,926,517
Net realized gain on investment transactions and foreign currency transactions	377,451		2,169,193
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(1,148,757)		968,568

Net increase in net assets from operations	72,101		5,064,278
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(2,042,058)
Class B	–0	–	(688,955)
Net realized gain on investment transactions
Class A	–0	–	(786,629)
Class B	–0	–	(290,472)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,801,835)		(9,226,036)

Total decrease	(4,729,734)		(7,969,872)
NET ASSETS
Beginning of period	76,327,897		84,297,769

End of period (including undistributed net investment income of $2,934,846 and $2,091,439, respectively)	$71,598,163		$76,327,897

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Intermediate Bond Portfolio. The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

20

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates–Investment Grade	$–0	–	$17,068,975		$–0	–	$17,068,975
Governments–Treasuries	–0	–	15,982,187		–0	–	15,982,187
Mortgage Pass-Throughs	–0	–	13,551,865		–0	–	13,551,865
Asset-Backed Securities	–0	–	9,399,034		955,010		10,354,044
Commercial Mortgage-Backed Securities	–0	–	6,413,760		624,953		7,038,713
Corporates–Non-Investment Grade	–0	–	4,210,154		–0	–	4,210,154
Collateralized Mortgage Obligations	–0	–	102,041		3,457,626		3,559,667
Inflation-Linked Securities	–0	–	2,475,065		–0	–	2,475,065
Agencies	–0	–	2,074,388		–0	–	2,074,388
Quasi-Sovereigns	–0	–	905,598		–0	–	905,598
Governments–Sovereign Agencies	–0	–	762,296		–0	–	762,296
Preferred Stocks	198,680		121,597		–0	–	320,277
Local Governments–Municipal Bonds	–0	–	292,926		–0	–	292,926
Emerging Markets–Corporate Bonds	–0	–	102,170		–0	–	102,170
Governments–Sovereign Bonds	–0	–	47,103		–0	–	47,103
Warrants	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments:
Time Deposit	–0	–	426,356		–0	–	426,356
Commercial Paper	–0	–	691,643		–0	–	691,643
Certificates of Deposit	–0	–	203,028		–0	–	203,028

Total Investments in Securities	198,680		74,830,186		5,037,589		80,066,455
Other Financial Instruments*:
Assets:
Futures	5,342		–0	–	–0	–	5,342	#
Forward Currency Exchange Contracts	–0	–	85,753		–0	–	85,753
Centrally Cleared Credit Default Swaps	–0	–	6,828		–0	–	6,828	#
Centrally Cleared Interest Rate Swaps	–0	–	26,397		–0	–	26,397	#
Credit Default Swaps	–0	–	13,426		–0	–	13,426
Inflation (CPI) Swaps	–0	–	2,417		–0	–	2,417
Interest Rate Swaps	–0	–	3,597		–0	–	3,597
Liabilities:
Futures	(693)		–0	–	–0	–	(693	)#
Forward Currency Exchange Contracts	–0	–	(56,995)		–0	–	(56,995)
Centrally Cleared Credit Default Swaps	–0	–	(6,698)		–0	–	(6,698	)#
Centrally Cleared Interest Rate Swaps	–0	–	(151,859)		–0	–	(151,859	)#
Credit Default Swaps	–0	–	(1,606)		–0	–	(1,606)
Interest Rate Swaps	–0	–	(37,823)		–0	–	(37,823)

Total**	$203,329		$74,713,623		$5,037,589		$79,954,541

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

**	There were no transfers between Level 1 and Level 2 during the reporting period.

22

AB Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 12/31/14	$1,289,761		$292,194		$3,033,170
Accrued discounts/(premiums)	1,345		(632)		6,237
Realized gain (loss)	(5,136)		(6)		16,492
Change in unrealized appreciation/depreciation	3,096		(11,844)		14,255
Purchases/Payups	252,587		345,322		987,674
Sales/Paydowns	(494,260)		(81)		(600,202)
Transfers in to Level 3	147,385		–0	–	–0	–
Transfers out of Level 3	(239,768)		–0	–	–0	–

Balance as of 6/30/15	$955,010		$624,953		$3,457,626

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15 *	$3,425		$(11,844)		$17,277

	Warrants^		Total
Balance as of 12/31/14	$–0	–	$4,615,125
Accrued discounts/(premiums)	–0	–	6,950
Realized gain (loss)	–0	–	11,350
Change in unrealized appreciation/depreciation	–0	–	5,507
Purchases/Payups	–0	–	1,585,583
Sales/Paydowns	–0	–	(1,094,543)
Transfers in to Level 3	–0	–	147,385
Transfers out of Level 3	–0	–	(239,768)

Balance as of 6/30/15	$–0	–	$5,037,589	+

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15 *	$–0	–	$8,858

^	The Portfolio held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of June 30, 2015 all Level 3 securities were priced by third party vendors or using prior transaction, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

24

AB Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $466, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$11,186,154	$9,640,228
U.S. government securities	110,527,684	112,157,501

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Gross unrealized appreciation	$2,108,767
Gross unrealized depreciation	(817,814)

Net unrealized appreciation	$1,290,953

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

26

AB Variable Products Series Fund

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended June 30, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

28

AB Variable Products Series Fund

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$31,739	*	Receivable/Payable for variation margin on exchange-traded derivatives	$152,552	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	6,828	*	Receivable/Payable for variation margin on exchange-traded derivatives	6,698	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	85,753		Unrealized depreciation on forward currency exchange contracts	56,995
Interest rate contracts	Unrealized appreciation on interest rate swaps	3,597		Unrealized depreciation on interest rate swaps	37,823
Interest rate contracts	Unrealized appreciation on inflation swaps	2,417
Credit contracts	Unrealized appreciation on credit default swaps	13,426		Unrealized depreciation on credit default swaps	1,606

Total		$143,760			$255,674

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$12,943	$1,878
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	120,237	(350,376)

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(75,759)	$(10,134)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	40,392	(23,581)

Total		$97,813	$(382,213)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2015:

Futures:
Average original value of buy contracts	$1,689,153
Average original value of sale contracts	$3,268,499

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,431,418
Average principal amount of sale contracts	$8,609,182

Interest Rate Swaps:
Average notional amount	$4,250,513

Inflation Swaps:
Average notional amount	$1,120,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,452,764

Credit Default Swaps:
Average notional amount of buy contracts	$268,000
Average notional amount of sale contracts	$490,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$654,640
Average notional amount of sale contracts	$1,629,289

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$57,237	$–0	–	$–0	–	$–0	–	$57,237
Barclays Bank PLC	5,701	(238)		–0	–	–0	–	5,462
BNP Paribas SA	15,905	–0	–	–0	–	–0	–	15,905
Citibank	12,229	(12,229)		–0	–	–0	–	–0	–
Credit Suisse International	8,653	(964)		–0	–	–0	–	7,689
Standard Chartered Bank	1,538	–0	–	–0	–	–0	–	1,539

Total	$101,263	$(13,431)		$–0	–	$–0	–	$87,832	^

30

AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$1,226	$–0	–	$(1,226)		$–0	–	$–0	–
Morgan Stanley & Co., LLC**	10,619	–0	–	(10,619)		–0	–	–0	–

Total	$11,845	$–0	–	$(11,845)		$–0	–	$–0	–

OTC Derivatives:
Barclays Bank PLC	$238	$(238)		$–0	–	$–0	–	$–0	–
Citibank	27,450	(12,229)		–0	–	–0	–	15,221
Credit Suisse International	964	(964)		–0	–	–0	–	–0	–
HSBC Bank USA	3,800	–0	–	–0	–	–0	–	3,800
JPMorgan Chase Bank	21,173	–0	–	–0	–	–0	–	21,173
Royal Bank of Scotland PLC	2,257	–0	–	–0	–	–0	–	2,257
State Street Bank & Trust Co.	49,736	–0	–	–0	–	–0	–	49,736

Total	$105,618	$(13,431)		$–0	–	$–0	–	$92,187	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at June 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended June 30, 2015, the Portfolio earned drop income of $145,635 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended June 30, 2015, the Portfolio had no transactions in reverse repurchase agreements.

5. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market prices at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	187,280		146,845	$2,160,017		$1,679,669
Shares issued in reinvestment of dividends and distributions	–0	–	252,111	–0	–	2,828,687
Shares redeemed	(524,750)		(948,062)	(6,030,916)		(10,850,612)

Net decrease	(337,470)		(549,106)	$(3,870,899)		$(6,342,256)

Class B
Shares sold	33,778		206,267	$383,897		$2,332,924
Shares issued in reinvestment of dividends and distributions	–0	–	88,078	–0	–	979,427
Shares redeemed	(115,421)		(548,694)	(1,314,833)		(6,196,131)

Net decrease	(81,643)		(254,349)	$(930,936)		$(2,883,780)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

32

AB Variable Products Series Fund

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$2,731,013	$4,448,851
Net long-term capital gains	1,077,101	1,731,896

Total taxable distributions paid	$3,808,114	$6,180,747

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,314,961
Undistributed net capital gain	1,228,137
Accumulated capital and other losses	(950	)(a)
Unrealized appreciation/(depreciation)	1,913,382	(b)

Total accumulated earnings/(deficit)	$6,455,530

(a)	As of December 31, 2014, the Portfolio had cumulative deferred loss on straddles of $950.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

34

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.37	$11.22	$12.30	$12.54	$12.39	$11.98

Income From Investment Operations
Net investment income (a)	.13	.28	.32	.33	.42	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.44	(.59)	.35	#	.38	.60
Contributions from Affiliates	–0	–	–0	–	–0	–	.05	#	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.01	.72	(.27)	.73	.80	1.08

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.41)	(.45)	(.58)	(.60)	(.67)
Distributions from net realized gain on investment transactions	–0	–	(.16)	(.36)	(.39)	(.05)	–0	–

Total dividends and distributions	–0	–	(.57)	(.81)	(.97)	(.65)	(.67)

Net asset value, end of period	$11.38	$11.37	$11.22	$12.30	$12.54	$12.39

Total Return
Total investment return based on net asset value (b)	.09%	6.48%	(2.16	)%*	6.05	%*	6.64%	9.20	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,636	$56,437	$61,848	$79,104	$106,028	$119,599
Ratio to average net assets of:
Expenses	.92	%^	.88%	.77%	.70%	.65%	.68	%+
Net investment income	2.34	%^	2.46%	2.74%	2.67%	3.42%	3.90	%+
Portfolio turnover rate**	148%	262%	217%	116%	108%	94%

See footnote summary on page 36.

35

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.26	$11.11	$12.17	$12.41	$12.26	$11.86

Income From Investment Operations
Net investment income (a)	.12	.25	.29	.30	.39	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.43	(.58)	.35	#	.37	.60
Contributions from Affiliates	–0	–	–0	–	–0	–	.05	#	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.01)	.68	(.29)	.70	.76	1.04

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.37)	(.41)	(.55)	(.56)	(.64)
Distributions from net realized gain on investment transactions	–0	–	(.16)	(.36)	(.39)	(.05)	–0	–

Total dividends and distributions	–0	–	(.53)	(.77)	(.94)	(.61)	(.64)

Net asset value, end of period	$11.25	$11.26	$11.11	$12.17	$12.41	$12.26

Total Return
Total investment return based on net asset value (b)	(.09)%	6.22%	(2.34	)%*	5.79	%*	6.38%	8.93	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,962	$19,891	$22,450	$29,363	$33,973	$39,025
Ratio to average net assets of:
Expenses	1.17	%^	1.13%	1.02%	.96%	.90%	.93	%+
Net investment income	2.09	%^	2.21%	2.49%	2.43%	3.17%	3.64	%+
Portfolio turnover rate**	148%	262%	217%	116%	108%	94%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012 and December 31, 2010 by 0.02%, 0.05% and 0.04%, respectively. Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.38% for the year-ended October 31, 2012.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

36

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Portfolio’s net assets on September 30, 2014.

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	On April 25, 2008, the Adviser’s variable fixed-income offerings were reorganized and U.S. Government/ High Grade Securities Portfolio acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio. On April 28, 2008 the investment guidelines of U.S. Government/ High Grade Securities Portfolio were broadened to match those of the Adviser’s U.S. Strategic Core Plus Strategy and the Portfolio’s name was changed to Intermediate Bond Portfolio.

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

37

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$78.7

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s the fiscal year ended December 31, 2013, the Adviser received $54,102 (0.056% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recent annual period:

Portfolio	Total Expense Ratio[6]	Fiscal Year
Intermediate Bond Portfolio	Class A 0.77% Class B 1.02%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2014 net assets.8

6	Annualized.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

38

AB Variable Products Series Fund

Portfolio	Net Assets 9/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$78.7	U.S. Strategic Core Plus 0.50% on the first $30 million	0.314%	0.450%
		0.20% on the balance
		Minimum account size: $25 million

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. The AllianceBernstein Mutual Funds were also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio, which is managed similarly as the Portfolio, was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%
Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[9]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser manages Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company which has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% the balance	0.500%	0.450%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.290%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

9	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

39

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.13

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank
Intermediate Bond Portfolio	0.450	0.500	2/11

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.

Portfolio	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.768	0.657	10/11	0.620	22/23

Based on this analysis, the Portfolio has more favorable ranking on a contractual management fee basis than on a total expense basis.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	Most recently completed fiscal year Class A share total expense ratio.

40

AB Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $65,150 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2013, distribution expenses were incurred by ABI in the amount of $115,278 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI, is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,16 ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser. During the most recently completed fiscal year, the Portfolio paid ABIS a fee of approximately $1,385.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base

16	The fee is inclusive of other Portfolios of the Fund (Equity and Multi-Asset), which are not discussed in this summary.

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2013.

41

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2014.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	4.85	4.85	5.55	3/5	8/10
3 year	3.41	3.80	4.26	4/5	9/10
5 year	6.02	5.88	5.95	2/5	5/10
10 year	4.83	4.43	4.83	2/5	5/9

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

42

AB Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmarks.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio[27]	4.85	3.41	6.02	4.83	5.39	3.06	1.88	5
Barclays Capital U.S. Aggregate Index	3.97	3.04	4.47	4.80	5.86	2.79	1.54	5
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2014.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	On or around April 25, 2008, the Portfolio’s name was changed from U.S. Government/U.S. High Grade Portfolio to Intermediate Bond Portfolio. Also at this time, the Portfolio’s strategy and the benchmark changed from Barclays Capital U.S. Government Index to Barclays Capital U.S. Aggregate Index.

43

VPS-IB-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.10	$5.57	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.34	$5.51	1.10%

Class B
Actual	$1,000	$1,041.50	$6.83	1.35%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.10	$6.76	1.35%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$2,977,757	3.5%
AIA Group Ltd.	2,826,594	3.3
Prudential PLC	2,556,358	3.0
Housing Development Finance Corp. Ltd.	2,260,077	2.7
Nestle SA (REG)	2,146,336	2.5
UBS Group AG	2,132,638	2.5
Mobileye NV	2,009,082	2.4
Anheuser-Busch InBev NV	1,962,630	2.3
Partners Group Holding AG	1,882,991	2.2
Taiwan Semiconductor Manufacturing Co., Ltd.	1,823,996	2.1

	$22,578,459	26.5%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$25,842,935	30.3%
Consumer Discretionary	15,559,590	18.3
Consumer Staples	12,800,083	15.0
Health Care	9,928,184	11.7
Information Technology	8,677,100	10.2
Industrials	6,092,536	7.1
Energy	2,406,056	2.8
Materials	2,150,214	2.5
Utilities	423,303	0.5
Short-Term Investments	1,323,240	1.6

Total Investments	$85,203,241	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$12,522,764	14.7%
Switzerland	10,783,322	12.6
Japan	9,263,150	10.9
India	7,277,595	8.5
France	6,046,665	7.1
China	5,161,802	6.1
Hong Kong	4,817,304	5.6
Italy	3,283,177	3.8
Germany	3,117,793	3.7
Belgium	2,693,906	3.2
South Africa	2,571,331	3.0
United States	2,009,082	2.4
Denmark	1,987,661	2.3
Other	12,344,449	14.5
Short-Term Investments	1,323,240	1.6

Total Investments	$85,203,241	100.0%

*	All data are as of June 30, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Australia, Austria, Brazil, Canada, Indonesia, Mexico, Netherlands, Peru, Philippines, Singapore, South Korea, Taiwan and Thailand.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%
FINANCIALS–30.3%
BANKS–8.3%
Credicorp Ltd.	8,150	$1,132,198
HDFC Bank Ltd.	64,150	1,072,622
ING Groep NV	102,240	1,697,733
Kasikornbank PCL (NVDR)	115,300	643,258
Sumitomo Mitsui Financial Group, Inc.	28,900	1,286,604
UniCredit SpA	191,819	1,289,191

		7,121,606

CAPITAL MARKETS–6.5%
Azimut Holding SpA	51,085	1,495,351
Partners Group Holding AG	6,300	1,882,991
UBS Group AG(a)	100,518	2,132,638

		5,510,980

CONSUMER FINANCE–0.8%
SKS Microfinance Ltd.(a)	89,140	650,157

DIVERSIFIED FINANCIAL SERVICES–3.0%
IG Group Holdings PLC	108,230	1,268,607
London Stock Exchange Group PLC	35,530	1,321,739

		2,590,346

INSURANCE–8.0%
AIA Group Ltd.	434,000	2,826,594
Prudential PLC	106,075	2,556,358
St James’s Place PLC	100,120	1,423,663

		6,806,615

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.1%
Global Logistic Properties Ltd.	481,100	903,154

THRIFTS & MORTGAGE FINANCE–2.6%
Housing Development Finance Corp., Ltd.	110,977	2,260,077

		25,842,935

CONSUMER DISCRETIONARY–18.2%
AUTO COMPONENTS–0.5%
Hankook Tire Co., Ltd.	11,620	437,011

AUTOMOBILES–3.9%
Great Wall Motor Co., Ltd.– Class H(b)(c)	119,500	585,818
Nissan Motor Co., Ltd.	148,400	1,550,327
Tata Motors Ltd.–Class A	207,254	847,108
Volkswagen AG (Preference Shares)	1,555	360,882

		3,344,135

DIVERSIFIED CONSUMER SERVICES–0.7%
Kroton Educacional SA	165,600	633,297

HOTELS, RESTAURANTS & LEISURE–1.6%
Alsea SAB de CV(d)	200,921	$606,311
Melco Crown Entertainment Ltd. (ADR)(d)	37,567	737,440

		1,343,751

HOUSEHOLD DURABLES–1.7%
Panasonic Corp.	103,300	1,414,818

INTERNET & CATALOG RETAIL–1.2%
JD.com, Inc. (ADR)(a)	29,578	1,008,610

MEDIA–1.9%
Naspers Ltd.–Class N	10,600	1,648,346

MULTILINE RETAIL–0.9%
Matahari Department Store Tbk PT	647,500	802,510

SPECIALTY RETAIL–2.6%
Chow Tai Fook Jewellery Group Ltd.(d)	554,600	595,919
Fast Retailing Co., Ltd.	3,500	1,587,148

		2,183,067

TEXTILES, APPAREL & LUXURY GOODS–3.2%
Brunello Cucinelli SpA(d)	26,623	498,635
Cie Financiere Richemont SA	20,222	1,643,600
Titan Co., Ltd.	105,140	601,810

		2,744,045

		15,559,590

CONSUMER STAPLES–15.0%
BEVERAGES–2.3%
Anheuser-Busch InBev NV	16,309	1,962,630

FOOD & STAPLES RETAILING–1.1%
Tsuruha Holdings, Inc.	12,500	972,313

FOOD PRODUCTS–6.2%
Danone SA	21,340	1,382,286
Nestle SA (REG)	29,748	2,146,336
Universal Robina Corp.	250,530	1,077,231
WH Group Ltd.(a)(e)	964,000	657,351

		5,263,204

HOUSEHOLD PRODUCTS–3.3%
Reckitt Benckiser Group PLC	19,890	1,715,199
Unicharm Corp.	46,800	1,111,711

		2,826,910

TOBACCO–2.1%
British American Tobacco PLC	32,967	1,775,026

		12,800,083

HEALTH CARE–11.6%
HEALTH CARE EQUIPMENT & SUPPLIES–1.3%
Essilor International SA	9,282	1,111,988

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–10.3%
Aspen Pharmacare Holdings Ltd.(a)	31,211	$922,985
Bayer AG	7,988	1,118,640
H Lundbeck A/S(a)	29,110	560,091
Novo Nordisk A/S–Class B	26,015	1,427,570
Roche Holding AG	10,620	2,977,757
Sun Pharmaceutical Industries Ltd.	78,409	1,077,877
UCB SA	10,170	731,276

		8,816,196

		9,928,184

INFORMATION TECHNOLOGY–10.2%
INTERNET SOFTWARE & SERVICES–3.7%
Baidu, Inc. (Sponsored ADR)(a)	7,310	1,455,274
Tencent Holdings Ltd.	84,400	1,688,797

		3,144,071

IT SERVICES–0.9%
Tata Consultancy Services Ltd.	19,140	767,944

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.2%
ams AG	21,310	932,007
Taiwan Semiconductor Manufacturing Co., Ltd.	401,000	1,823,996

		2,756,003

SOFTWARE–2.4%
Mobileye NV(a)(d)	37,786	2,009,082

		8,677,100

INDUSTRIALS–7.2%
AEROSPACE & DEFENSE–2.1%
Safran SA	26,360	1,791,409

COMMERCIAL SERVICES & SUPPLIES–1.2%
Aggreko PLC	45,366	1,024,695

ELECTRICAL EQUIPMENT–0.3%
Schneider Electric SE (Paris)	3,550	245,798

INDUSTRIAL CONGLOMERATES–0.3%
Siemens AG	2,500	252,928

MACHINERY–1.6%
Komatsu Ltd.	66,800	1,340,229

PROFESSIONAL SERVICES–1.7%
Capita PLC	73,980	1,437,477

		6,092,536

ENERGY–2.8%
OIL, GAS & CONSUMABLE FUELS–2.8%
Canadian Natural Resources Ltd.	32,823	$890,872
TOTAL SA	30,890	1,515,184

		2,406,056

MATERIALS–2.5%
CHEMICALS – 1.6%
Linde AG	7,310	1,385,343

METALS & MINING–0.9%
BHP Billiton PLC	36,400	715,685
South32 Ltd.(a)	36,400	49,186

		764,871

		2,150,214

UTILITIES–0.5%
WATER UTILITIES–0.5%
Beijing Enterprises Water Group Ltd.(a)	516,000	423,303

Total Common Stocks (cost $61,055,777)		83,880,001

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.5%
TIME DEPOSIT–1.5%
State Street Time Deposit 0.01%, 7/01/15 (cost $1,323,240)	$1,323	1,323,240

Total Investments Before Security Lending Collateral for Securities Loaned–99.8% (cost $62,379,017)		85,203,241

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.1%
INVESTMENT COMPANIES–3.1%
AB Exchange Reserves–Class I, 0.07%(f)(g) (cost $2,615,711)	2,615,711	2,615,711

TOTAL INVESTMENTS–102.9% (cost $64,994,728)		87,818,952
Other assets less liabilities–(2.9)%		(2,471,646)

NET ASSETS–100.0%		$85,347,306

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,287	SEK	10,621	8/13/15	$(4,730)
BNP Paribas SA	USD	1,457	CAD	1,764	8/13/15	(45,613)
Citibank	EUR	890	USD	999	8/13/15	6,027
Citibank	USD	4,871	AUD	6,125	8/13/15	(155,953)
Citibank	USD	670	CHF	625	8/13/15	(170)
Deutsche Bank AG	USD	1,568	JPY	191,791	8/13/15	(447)
Goldman Sachs Bank USA	JPY	301,298	USD	2,519	8/13/15	55,535
HSBC Bank USA	HKD	18,090	USD	2,334	8/13/15	(63)
HSBC Bank USA	USD	2,780	CAD	3,328	8/13/15	(116,732)
Morgan Stanley & Co., Inc.	CAD	3,682	USD	2,948	8/13/15	1,482
Royal Bank of Scotland PLC	TWD	20,862	USD	676	8/13/15	204
Standard Chartered Bank	GBP	746	USD	1,137	8/13/15	(35,078)
Standard Chartered Bank	USD	522	EUR	460	8/13/15	(9,275)
Standard Chartered Bank	USD	2,523	JPY	301,298	8/13/15	(60,111)
State Street Bank & Trust Co.	AUD	410	USD	322	8/13/15	6,772
State Street Bank & Trust Co.	AUD	306	USD	235	8/13/15	(733)
State Street Bank & Trust Co.	CHF	5,117	USD	5,622	8/13/15	140,418
State Street Bank & Trust Co.	CHF	316	USD	331	8/13/15	(7,055)
State Street Bank & Trust Co.	EUR	815	USD	918	8/13/15	8,391
State Street Bank & Trust Co.	USD	284	EUR	255	8/13/15	(13)
State Street Bank & Trust Co.	USD	654	GBP	425	8/13/15	13,541
State Street Bank & Trust Co.	USD	225	HKD	1,741	8/13/15	–0	–
State Street Bank & Trust Co.	USD	438	NOK	3,284	8/13/15	(19,509)
State Street Bank & Trust Co.	USD	509	SEK	4,211	8/13/15	(916)
UBS AG	USD	505	GBP	321	8/13/15	(413)

$(224,441)

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the market value of this security amounted to $657,351 or 0.8% of net assets.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

6

AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

NVDR—Non Voting Depositary Receipt

REG—Registered Shares

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $62,379,017)	$85,203,241	(a)
Affiliated issuers (cost $2,615,711—investment of cash collateral for securities loaned)	2,615,711
Foreign currencies, at value (cost $961,212)	960,326
Receivable for investment securities sold	539,321
Dividends and interest receivable	403,201
Unrealized appreciation on forward currency exchange contracts	232,370
Receivable for capital stock sold	7,938

Total assets	89,962,108

LIABILITIES
Payable for collateral received on securities loaned	2,615,711
Payable for capital stock redeemed	983,148
Unrealized depreciation on forward currency exchange contracts	456,811
Payable for investment securities purchased and foreign currency transactions	383,830
Advisory fee payable	54,301
Administrative fee payable	10,173
Distribution fee payable	9,992
Transfer Agent fee payable	107
Accrued expenses and other liabilities	100,729

Total liabilities	4,614,802

NET ASSETS	$85,347,306

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,329
Additional paid-in capital	97,845,568
Undistributed net investment income	967,209
Accumulated net realized loss on investment and foreign currency transactions	(36,054,207)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	22,584,407

	$85,347,306

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$38,645,092	1,945,690	$19.86
B	$46,702,214	2,383,803	$19.59

(a)	Includes securities on loan with a value of $2,553,250 (see Note E).

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $113,074)	$1,043,584
Affiliated issuers	1,347
Interest	45
Securities lending income	38,762

	1,083,738

EXPENSES
Advisory fee (see Note B)	330,820
Distribution fee—Class B	60,579
Transfer agency—Class A	1,395
Transfer agency—Class B	1,701
Custodian	48,659
Administrative	25,384
Audit and tax	24,883
Printing	23,040
Legal	16,096
Directors’ fees	8,320
Miscellaneous	4,400

Total expenses	545,277

Net investment income	538,461

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,850,350	(a)
Foreign currency transactions	(944,621)
Net change in unrealized appreciation/depreciation of:
Investments	2,195,842	(b)
Foreign currency denominated assets and liabilities	69,787

Net gain on investment and foreign currency transactions	3,171,358

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,709,819

(a)	Net of foreign capital gains taxes of $1,162.

(b)	Net of decrease in accrued foreign capital gains taxes of $19,655.

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$538,461		$1,124,481
Net realized gain on investment transactions and foreign currency transactions	905,729		19,026,455
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,265,629		(22,526,117)
Contributions from Affiliates (see Note B)	–0	–	5,816

Net increase (decrease) in net assets from operations	3,709,819		(2,369,365)
CAPITAL STOCK TRANSACTIONS
Net decrease	(5,170,788)		(67,932,548)

Total decrease	(1,460,969)		(70,301,913)
NET ASSETS
Beginning of period	86,808,275		157,110,188

End of period (including undistributed net investment income of $967,209 and $428,748, respectively)	$85,347,306		$86,808,275

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein International Growth Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$1,132,198		$24,710,737		$–0	–	$25,842,935
Consumer Discretionary	3,484,293		11,489,479		585,818		15,559,590
Consumer Staples	–0	–	12,800,083		–0	–	12,800,083
Health Care	1,077,877		8,850,307		–0	–	9,928,184
Information Technology	4,232,300		4,444,800		–0	–	8,677,100
Industrials	–0	–	6,092,536		–0	–	6,092,536
Energy	890,872		1,515,184		–0	–	2,406,056
Materials	49,186		2,101,028		–0	–	2,150,214
Utilities	–0	–	423,303		–0	–	423,303
Short-Term Investments	–0	–	1,323,240		–0	–	1,323,240
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,615,711		–0	–	–0	–	2,615,711

Total Investments in Securities	13,482,437		73,750,697	+	585,818		87,818,952

12

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$–0	–	$232,370	$–0	–	$232,370
Liabilities:
Forward Currency Exchange Contracts	–0	–	(456,811)	–0	–	(456,811)

Total(a)(b)	$13,482,437		$73,526,256	$585,818		$87,594,511

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(a)	An amount of $1,767,789 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $1,655,068 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Total
Balance as of 12/31/14	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	6,417		6,417
Change in unrealized appreciation/depreciation	(98,189)		(98,189)
Purchases	–0	–	–0	–
Sales	(31,874)		(31,874)
Transfers in to Level 3	709,464		709,464
Transfers out of Level 3	–0	–	–0	–

Balance as of 6/30/15	$585,818		$585,818	+

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15*	$(98,189)		$(98,189)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

14

AB Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2014, the Adviser reimbursed the Portfolio $5,816 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $18,710, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,042,133		$13,012,648
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$25,930,268
Gross unrealized depreciation	(3,106,044)

Net unrealized appreciation	$22,824,224

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2015, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$232,370	Unrealized depreciation on forward currency exchange contracts	$456,811

Total		$232,370		$456,811

16

AB Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(802,448)	$50,213

Total		$(802,448)	$50,213

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,434,945
Average principal amount of sale contracts	$14,342,516

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Citibank	$6,027	$(6,027)		$–0	–	$–0	–	$–0	–
Goldman Sachs Bank USA	55,535	–0	–	–0	–	–0	–	55,535
Morgan Stanley & Co., Inc.	1,482	–0	–	–0	–	–0	–	1,482
Royal Bank of Scotland PLC	204	–0	–	–0	–	–0	–	204
State Street Bank & Trust Co.	169,122	(28,226)		–0	–	–0	–	140,896

Total	$232,370	$(34,253)		$–0	–	$–0	–	$198,117	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$4,730	$–0	–	$–0	–	$–0	–	$4,730
BNP Paribas SA	45,613	–0	–	–0	–	–0	–	45,613
Citibank	156,123	(6,027)		–0	–	–0	–	150,096
Deutsche Bank AG	447	–0	–	–0	–	–0	–	447
HSBC Bank USA	116,795	–0	–	–0	–	–0	–	116,795
Standard Chartered Bank	104,464	–0	–	–0	–	–0	–	104,464
State Street Bank & Trust Co.	28,226	(28,226)		–0	–	–0	–	–0	–
UBS AG	413	–0	–	–0	–	–0	–	413

Total	$456,811	$(34,253)		$–0	–	$–0	–	$422,558	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $2,553,250 and had received cash collateral which has been invested into AB Exchange Reserves of $2,615,711. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $38,762 and $1,347 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$2,295	$27,157	$26,836	$2,616

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Class A
Shares sold	97,693	134,654	$1,930,142	$2,638,381
Shares redeemed	(196,229)	(3,406,796)	(3,927,322)	(64,441,263)

Net decrease	(98,536)	(3,272,142)	$(1,997,180)	$(61,802,882)

Class B
Shares sold	133,767	315,056	$2,642,816	$6,091,692
Shares redeemed	(296,309)	(632,180)	(5,816,424)	(12,221,358)

Net decrease	(162,542)	(317,124)	$(3,173,608)	$(6,129,666)

18

AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$–0	–	$1,375,779

Total taxable distributions paid	$–0	–	$1,375,779

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$152,287
Accumulated capital and other losses	(36,825,896	)(a)
Unrealized appreciation/(depreciation)	20,461,200	(b)

Total accumulated earnings/(deficit)	$(16,212,409)

(a)	As of December 31, 2014, the Portfolio had a net capital loss carryforward of $36,822,293. During the fiscal year, the Portfolio utilized $20,539,739 of capital loss carryforwards to offset current year net realized gains. At December 31, 2014, the Portfolio had a post-October short-term capital loss deferral of $3,603 which is deemed to arise on January 1, 2015.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.04	$19.27	$17.13	$15.08	$18.42	$16.66

Income From Investment Operations
Net investment income (a)	.13	.24	.21	.21	.26	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.69	(.47)	2.11	2.12	(3.08)	1.92
Contributions from Affiliates	–0	–	.00	(b)	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.82	(.23)	2.32	2.33	(2.82)	2.10

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.18)	(.28)	(.52)	(.34)

Net asset value, end of period	$19.86	$19.04	$19.27	$17.13	$15.08	$18.42

Total Return
Total investment return based on net asset value (c)	4.31%	(1.19)%	13.60%	15.54%	(15.85)%	12.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,645	$38,924	$102,467	$97,611	$90,912	$126,339
Ratio to average net assets of:
Expenses	1.10	%^	1.07%	.94%	.97%	.94%	.93	%+
Net investment income	1.36	%^	1.20%	1.15%	1.33%	1.53%	1.08	%+
Portfolio turnover rate	8%	29%	31%	52%	66%	104%

See footnote summary on page 22.

21

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.81	$19.08	$16.96	$14.93	$18.24	$16.51

Income From Investment Operations
Net investment income (a)	.11	.20	.16	.18	.22	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67	(.47)	2.09	2.08	(3.06)	1.89
Contributions from Affiliates	–0	–	.00	(b)	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.78	(.27)	2.25	2.26	(2.84)	2.03

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.13)	(.23)	(.47)	(.30)

Net asset value, end of period	$19.59	$18.81	$19.08	$16.96	$14.93	$18.24

Total Return
Total investment return based on net asset value (c)	4.15%	(1.41)%	13.32%	15.23%	(16.04)%	12.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,702	$47,884	$54,643	$58,694	$58,322	$74,879
Ratio to average net assets of:
Expenses	1.35	%^	1.36%	1.19%	1.22%	1.19%	1.18	%+
Net investment income	1.11	%^	1.02%	.92%	1.11%	1.27%	.83	%+
Portfolio turnover rate.	8%	29%	31%	52%	66%	104%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

22

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts

23

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex US) Index (Net) (the “MSCI AC World Index”) and the MSCI World (ex US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the indices) the period since inception (September 1994 inception). Effective May 1, 2014 the MSCI AC World Index became the Portfolio’s primary Index. The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Portfolio lagged the MSCI AC World Index in the 5- and 10-year periods and outperformed it in all other periods. It lagged the MSCI World Index in the 3-, 5- and 10-year periods and outperformed it in all other periods. Based on their review, the directors concluded that the Portfolio’s recent performance was acceptable. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 4.8 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser has been waiving 5 basis points of the advisory fee payable by the SCB Portfolio under its contract since November 1, 2011 (the fee waiver is effective through October 31, 2015).

24

AB Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

25

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
International Growth Portfolio	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$88.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,204 (0.048% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

26

AB Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 1.07%	December 31
Class B 1.36%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$88.9	International Growth Trends Schedule 0.85% on first $25m 0.65% on next $25m 0.55% on next $50m 0.45% on the balance Minimum account size $25m	0.663%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

27

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages AB International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Growth Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

28

AB Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
International Growth Portfolio	0.750	0.880	4/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Portfolio	1.070	1.004	9/13	0.935	18/24

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $129,152 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $266,431 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

29

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2013.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30

AB Variable Products Series Fund

the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2015.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Portfolio
1 year	3.09	0.13	1.50	3/13	7/27
3 year	6.53	8.21	8.81	13/13	26/27
5 year	6.47	8.29	8.79	11/12	21/24
10 year	4.84	5.77	5.62	9/10	17/20

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	3.09	6.52	6.47	4.84	7.89	20.37	0.26	10
MSCI AC World Ex US Net Index[24]	0.87	6.49	6.55	5.34	5.52	18.76	0.29	10
MSCI World X-US Net Index	–0.16	8.58	7.41	4.96	5.22	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24	Effective November 1, 2013, MSCI AC World Ex US Net Index became the Portfolio’s primary benchmark.

31

VPS-IG-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,088.70	$4.40	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.58	$4.26	0.85%

Class B
Actual	$1,000	$1,087.20	$5.69	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.34	$5.51	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$21,396,669	3.1%
GlaxoSmithKline PLC	18,525,822	2.7
Mitsubishi UFJ Financial Group, Inc.	18,314,941	2.7
Nippon Telegraph & Telephone Corp.	15,051,261	2.2
Liberty Global PLC—Series C	14,690,142	2.2
BG Group PLC	13,975,142	2.0
Airbus Group SE	13,554,420	2.0
Vodafone Group PLC	13,271,886	1.9
Imperial Tobacco Group PLC	12,869,900	1.9
ING Groep NV	12,791,610	1.9

	$154,441,793	22.6%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$151,073,117	22.4%
Consumer Discretionary	124,010,697	18.4
Industrials	81,195,056	12.0
Information Technology	67,371,244	10.0
Telecommunication Services	61,778,478	9.2
Energy	49,820,258	7.4
Materials	40,567,168	6.0
Health Care	39,922,491	5.9
Consumer Staples	32,947,991	4.9
Utilities	24,800,956	3.7
Short-Term Investments	403,423	0.1

Total Investments	$673,890,879	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$185,104,040	27.5%
United Kingdom	115,712,886	17.2
France	78,295,681	11.6
Netherlands	39,005,705	5.8
Australia	35,307,938	5.2
Switzerland	30,262,855	4.5
Italy	27,320,322	4.0
Taiwan	16,099,794	2.4
China	15,042,253	2.2
Denmark	14,730,554	2.2
Hong Kong	14,153,880	2.1
South Korea	12,185,180	1.8
Portugal	10,962,381	1.6
Other	79,303,987	11.8
Short-Term Investments	403,423	0.1

Total Investments	$673,890,879	100.0%

*	All data are as of June 30, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.6% or less in the following countries: Argentina, Belgium, Brazil, Canada, Finland, Germany, India, Israel, Norway, Russia, South Africa and Turkey.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%

FINANCIALS–22.1%
BANKS–12.9%
Banco Macro SA (ADR)	47,473	$2,164,769
Bank Hapoalim BM	990,355	5,330,042
Bank of Baroda	1,055,830	2,390,042
Bank of China Ltd.–Class H	7,561,000	4,916,682
Bank of Queensland Ltd.	862,521	8,486,735
Danske Bank A/S	405,390	11,917,243
ICICI Bank Ltd.	531,850	2,580,941
ING Groep NV	770,330	12,791,610
Intesa Sanpaolo SpA	1,620,110	5,883,402
Mitsubishi UFJ Financial Group, Inc.	2,545,700	18,314,941
Shinhan Financial Group Co., Ltd.	49,440	1,840,253
Sumitomo Mitsui Financial Group, Inc.	95,000	4,229,323
UniCredit SpA	1,083,700	7,283,408

		88,129,391

DIVERSIFIED FINANCIAL SERVICES–2.1%
Challenger Ltd./Australia	881,360	4,568,612
ORIX Corp.	667,800	9,916,477

		14,485,089

INSURANCE–4.8%
AIA Group Ltd.	968,000	6,304,478
Assicurazioni Generali SpA	545,797	9,837,320
Aviva PLC	601,745	4,660,742
Direct Line Insurance Group PLC	678,590	3,580,415
NN Group NV	180,950	5,095,961
Suncorp Group Ltd.	347,170	3,591,843

		33,070,759

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.0%
Aeon Mall Co., Ltd.	243,100	4,552,232
Cheung Kong Property Holdings Ltd.(a)	251,028	2,075,829
Lend Lease Group	398,830	4,611,371
Wharf Holdings Ltd. (The)	311,000	2,066,764

		13,306,196

THRIFTS & MORTGAGE FINANCE–0.3%
LIC Housing Finance Ltd.	294,260	2,081,682

		151,073,117

CONSUMER DISCRETIONARY–18.2%
AUTO COMPONENTS–7.7%
Aisin Seiki Co., Ltd.	200,300	8,516,603
Bridgestone Corp.	122,100	4,513,131
Cie Generale des Etablissements Michelin–Class B	31,542	3,318,968
Hankook Tire Co., Ltd.	85,933	3,231,811

Magna International, Inc. (New York)–Class A	135,800	$7,617,022
Nokian Renkaat Oyj	159,620	5,000,958
Plastic Omnium SA	132,470	3,388,859
Sumitomo Electric Industries Ltd.	626,700	9,699,649
Valeo SA	47,380	7,494,709

		52,781,710

AUTOMOBILES–4.6%
Chongqing Changan Automobile Co., Ltd.–Class B	759,489	1,939,550
Honda Motor Co., Ltd.	382,100	12,349,408
Isuzu Motors Ltd.	382,000	5,011,671
Peugeot SA(a)	417,270	8,604,867
Tata Motors Ltd.	361,163	2,444,654
Tata Motors Ltd.–Class A	266,758	1,090,318

		31,440,468

MEDIA–3.2%
Liberty Global PLC–Series C(a)	290,147	14,690,142
Vivendi SA	289,486	7,340,374

		22,030,516

SPECIALTY RETAIL–2.3%
Foschini Group Ltd. (The)	237,210	3,100,851
Kingfisher PLC	644,960	3,517,927
Shimamura Co., Ltd.	38,300	4,021,084
Yamada Denki Co., Ltd.(b)	1,153,700	4,615,122

		15,254,984

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Kering	14,000	2,503,019

		124,010,697

INDUSTRIALS–11.9%
AEROSPACE & DEFENSE–2.9%
Airbus Group SE	208,090	13,554,420
Safran SA	86,690	5,891,397

		19,445,817

AIRLINES–3.2%
International Consolidated Airlines Group SA(a)	1,521,880	11,826,680
Japan Airlines Co., Ltd.	78,400	2,732,192
Qantas Airways Ltd.(a)	2,913,893	7,080,714

		21,639,586

INDUSTRIAL CONGLOMERATES–0.5%
CK Hutchison Holdings Ltd.	251,028	3,706,808

MACHINERY–1.2%
JTEKT Corp.	445,000	8,415,136

MARINE–1.8%
AP Moeller–Maersk A/S–Class B	1,556	2,813,311
Nippon Yusen KK	3,369,000	9,379,480

		12,192,791

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PROFESSIONAL SERVICES–0.7%
Adecco SA (REG)(a)	61,210	$4,967,646

ROAD & RAIL–1.6%
Central Japan Railway Co.	60,000	10,827,272

		81,195,056

INFORMATION TECHNOLOGY–9.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.2%
Hitachi Ltd.	777,000	5,118,522
Largan Precision Co., Ltd.	24,000	2,739,618

		7,858,140

IT SERVICES–0.5%
Cap Gemini SA	39,910	3,540,674

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.6%
Advanced Semiconductor Engineering, Inc.	1,955,000	2,648,840
ASM International NV	163,900	7,582,240
Infineon Technologies AG	506,670	6,287,567
Novatek Microelectronics Corp.	981,000	4,731,731
SCREEN Holdings Co., Ltd.	1,096,000	6,897,357
Sumco Corp.	566,700	7,087,720
Tokyo Electron Ltd.	159,000	10,105,571

		45,341,026

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.6%
Casetek Holdings Ltd.	328,000	2,028,973
Catcher Technology Co., Ltd.	316,000	3,950,632
Samsung Electronics Co., Ltd.	4,100	4,651,799

		10,631,404

		67,371,244

TELECOMMUNICATION SERVICES–9.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,378,693	2,347,876
BT Group PLC	1,419,110	10,049,203
Nippon Telegraph & Telephone Corp.	415,600	15,051,261
Telefonica Brasil SA (Preference Shares)	329,207	4,612,350
Telenor ASA	168,030	3,684,032

		35,744,722

WIRELESS TELECOMMUNICATION SERVICES–3.8%
China Mobile Ltd.	344,500	$4,414,161
SK Telecom Co., Ltd.	11,000	2,461,317
Sunrise Communications Group AG(a)(c)	46,748	3,898,539
Turkcell Iletisim Hizmetleri AS	432,090	1,987,853
Vodafone Group PLC	3,638,234	13,271,886

		26,033,756

		61,778,478

ENERGY–7.3%
ENERGY EQUIPMENT & SERVICES–0.3%
Aker Solutions ASA(b)(c)	418,792	2,348,567

OIL, GAS & CONSUMABLE FUELS–7.0%
BG Group PLC	839,106	13,975,142
JX Holdings, Inc.	1,983,300	8,550,697
LUKOIL OAO (London) (Sponsored ADR)	54,180	2,433,224
Petroleo Brasileiro SA (Sponsored ADR)(a)	479,190	3,910,190
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	251,719	7,158,853
TOTAL SA	233,300	11,443,585

		47,471,691

		49,820,258

MATERIALS–5.9%
CHEMICALS–4.0%
Arkema SA	75,591	5,464,288
Denki Kagaku Kogyo KK	970,000	4,310,225
Incitec Pivot Ltd.	987,100	2,926,496
JSR Corp.	480,100	8,475,348
Koninklijke DSM NV	109,835	6,377,040

		27,553,397

CONSTRUCTION MATERIALS–0.6%
Boral Ltd.	897,290	4,042,167

METALS & MINING–0.3%
Novolipetsk Steel OJSC (GDR)(c)	181,990	2,420,467

PAPER & FOREST PRODUCTS–1.0%
Mondi PLC	304,290	6,551,137

		40,567,168

HEALTH CARE–5.8%
PHARMACEUTICALS–5.8%
GlaxoSmithKline PLC	891,010	18,525,822
Roche Holding AG	76,310	21,396,669

		39,922,491

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–4.8%
BEVERAGES–0.3%
Asahi Group Holdings Ltd.	76,000	$2,413,621

FOOD & STAPLES RETAILING–1.3%
Delhaize Group SA	109,660	8,919,444

HOUSEHOLD PRODUCTS–0.8%
Reckitt Benckiser Group PLC	62,830	5,418,098

TOBACCO–2.4%
British American Tobacco PLC	61,790	3,326,928
Imperial Tobacco Group PLC	267,220	12,869,900

		16,196,828

		32,947,991

UTILITIES–3.6%
ELECTRIC UTILITIES–3.1%
EDP–Energias de Portugal SA	2,877,270	10,962,382
Electricite de France SA	257,080	5,750,522
Enel SpA	952,320	4,316,193

		21,029,097

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.5%
Huadian Power International Corp., Ltd.–Class H	3,390,000	3,771,859

		24,800,956

Total Common Stocks (cost $632,960,124)		673,487,456

SHORT-TERM INVESTMENTS–0.1%
TIME DEPOSIT–0.1%
State Street Time Deposit 0.01%, 7/01/15 (cost $403,423)	$403	$403,423

Total Investments Before Security Lending Collateral for Securities Loaned–98.6% (cost $633,363,547)		673,890,879

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.6%
INVESTMENT COMPANIES–0.6%
AB Exchange Reserves–Class I, 0.07%(d)(e) (cost $3,872,366)	3,872,366	3,872,366

TOTAL INVESTMENTS–99.2% (cost $637,235,913)		677,763,245
Other assets less liabilities–0.8%		5,334,792

NET ASSETS–100.0%		$683,098,037

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	63	September 2015	$2,426,818	$2,413,293	$ (13,525)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CNY	44,456	USD	7,222	7/15/15	$(43,904)
Barclays Bank PLC	HKD	102,805	USD	13,261	7/15/15	(1,101)
Barclays Bank PLC	USD	3,784	NOK	28,612	7/15/15	(135,750)
Barclays Bank PLC	RUB	124,726	USD	2,268	7/22/15	24,497
BNP Paribas SA	AUD	3,460	USD	2,733	7/15/15	65,493
BNP Paribas SA	GBP	3,818	USD	5,645	7/15/15	(353,976)
BNP Paribas SA	KRW	9,889,411	USD	9,018	7/15/15	187,523
BNP Paribas SA	NZD	9,261	USD	6,997	7/15/15	728,376
BNP Paribas SA	USD	43,324	GBP	28,150	7/15/15	902,356

6

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank	ILS	36,194	USD	9,200	7/15/15	$(390,534)
Citibank	USD	5,495	HKD	42,592	7/15/15	(811)
Citibank	USD	719	SEK	5,953	10/14/15	366
Credit Suisse International	CNY	78,273	USD	12,654	7/15/15	(137,942)
Credit Suisse International	USD	11,230	SEK	92,959	10/14/15	8,066
Deutsche Bank AG	AUD	6,401	USD	4,880	7/15/15	(54,963)
Deutsche Bank AG	USD	12,115	EUR	10,828	7/15/15	(40,859)
Goldman Sachs Bank USA	JPY	2,797,709	USD	22,604	7/15/15	(259,639)
Morgan Stanley & Co., Inc.	BRL	26,279	USD	8,470	7/02/15	17,708
Morgan Stanley & Co., Inc.	BRL	26,279	USD	8,260	7/02/15	(192,345)
Morgan Stanley & Co., Inc.	USD	8,424	BRL	26,279	7/02/15	28,179
Morgan Stanley & Co., Inc.	USD	8,470	BRL	26,279	7/02/15	(17,708)
Morgan Stanley & Co., Inc.	AUD	3,645	USD	2,784	7/15/15	(26,757)
Morgan Stanley & Co., Inc.	CAD	7,954	USD	6,509	7/15/15	141,961
Morgan Stanley & Co., Inc.	CHF	6,706	USD	7,155	7/15/15	(21,120)
Morgan Stanley & Co., Inc.	JPY	4,528,446	USD	37,684	7/15/15	676,708
Morgan Stanley & Co., Inc.	NZD	6,399	USD	4,363	7/15/15	31,309
Morgan Stanley & Co., Inc.	USD	24,175	CHF	23,168	7/15/15	616,136
Morgan Stanley & Co., Inc.	USD	5,716	ILS	22,120	7/15/15	145,657
Morgan Stanley & Co., Inc.	USD	33,109	JPY	4,094,655	7/15/15	353,436
Morgan Stanley & Co., Inc.	USD	13,861	SEK	119,535	7/15/15	562,118
Morgan Stanley & Co., Inc.	USD	1,740	TWD	54,130	7/15/15	12,248
Morgan Stanley & Co., Inc.	BRL	26,279	USD	8,330	8/04/15	(24,838)
Northern Trust Co.	NOK	40,947	USD	5,076	7/15/15	(145,319)
Royal Bank of Scotland PLC	CNY	15,780	USD	2,570	7/15/15	(8,695)
Royal Bank of Scotland PLC	JPY	1,384,687	USD	11,496	7/15/15	180,234
Royal Bank of Scotland PLC	USD	3,100	EUR	2,824	7/15/15	48,893
Royal Bank of Scotland PLC	RUB	96,389	USD	1,730	7/22/15	(4,025)
Societe Generale	NZD	9,261	USD	6,565	7/15/15	296,720
Standard Chartered Bank	AUD	14,598	USD	11,466	7/15/15	211,296
Standard Chartered Bank	TWD	489,630	USD	15,918	7/15/15	65,758
Standard Chartered Bank	USD	33,275	AUD	43,770	7/15/15	471,292
Standard Chartered Bank	USD	22,570	CNY	138,509	7/15/15	66,988
Standard Chartered Bank	USD	8,409	GBP	5,646	7/15/15	461,716
Standard Chartered Bank	USD	18,574	NZD	24,921	7/15/15	(1,705,622)
Standard Chartered Bank	KRW	2,189,612	USD	1,946	10/14/15	(5,445)
State Street Bank & Trust Co.	HKD	41,680	USD	5,376	7/15/15	(668)
State Street Bank & Trust Co.	USD	8,924	GBP	5,823	7/15/15	224,427
UBS AG	CHF	11,690	USD	12,521	7/15/15	11,672
UBS AG	EUR	7,237	USD	8,098	7/15/15	28,896
UBS AG	GBP	2,061	USD	3,244	7/15/15	6,342
UBS AG	USD	7,537	CHF	7,054	7/15/15	11,360
UBS AG	USD	4,145	JPY	495,627	7/15/15	(94,311)

						$2,921,399

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate market value of these securities amounted to $8,667,573 or 1.3% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $633,363,547)	$673,890,879	(a)
Affiliated issuers (cost $3,872,366—investment of cash collateral for securities loaned)	3,872,366
Cash collateral due from broker	244,855
Foreign currencies, at value (cost $3,295,930)	3,302,387
Unrealized appreciation on forward currency exchange contracts	6,587,731
Dividends and interest receivable	4,434,772
Receivable for capital stock sold	15,427
Receivable for investment securities sold and foreign currency transactions	1,127

Total assets	692,349,544

LIABILITIES
Payable for collateral received on securities loaned	3,872,366
Unrealized depreciation on forward currency exchange contracts	3,666,332
Payable for capital stock redeemed	715,571
Advisory fee payable	434,989
Payable for investment securities purchased and foreign currency transactions	150,275
Distribution fee payable	133,749
Payable for variation margin on exchange-traded derivatives	21,135
Administrative fee payable	10,010
Transfer Agent fee payable	105
Accrued expenses	246,975

Total liabilities	9,251,507

NET ASSETS	$683,098,037

COMPOSITION OF NET ASSETS
Capital stock, at par	$46,811
Additional paid-in capital	1,635,926,035
Undistributed net investment income	7,440,882
Accumulated net realized loss on investment and foreign currency transactions	(1,003,707,680)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	43,391,989

	$683,098,037

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$53,184,768	3,611,201	$14.73
B	$629,913,269	43,200,120	$14.58

(a)	Includes securities on loan with a value of $3,632,738 (see Note E).

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,462,405)	$12,689,772
Affiliated issuers	9,628
Interest	217
Securities lending income	295,640

12,995,257

EXPENSES
Advisory fee (see Note B)	2,599,658
Distribution fee—Class B	800,728
Transfer agency—Class A	292
Transfer agency—Class B	3,545
Custodian	126,318
Printing	123,690
Administrative	25,222
Audit and tax	24,866
Legal	16,316
Directors’ fees	8,320
Miscellaneous	18,386

Total expenses	3,747,341

Net investment income	9,247,916

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	28,575,889
Futures	351,559
Foreign currency transactions	(2,120,800)
Net change in unrealized appreciation/depreciation of:
Investments	20,110,996
Futures	(118,246)
Foreign currency denominated assets and liabilities	2,368,878

Net gain on investment and foreign currency transactions	49,168,276

NET INCREASE IN NET ASSETS FROM OPERATIONS	$58,416,192

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,247,916		$22,863,113
Net realized gain on investment transactions and foreign currency transactions	26,806,648		67,984,091
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	22,361,628		(136,385,068)

Net increase (decrease) in net assets from operations	58,416,192		(45,537,864)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,959,658)
Class B	–0	–	(22,620,339)
CAPITAL STOCK TRANSACTIONS
Net decrease	(41,504,547)		(65,935,109)

Total increase (decrease)	16,911,645		(136,052,970)
NET ASSETS
Beginning of period	666,186,392		802,239,362

End of period (including undistributed net investment income of $7,440,882 and distributions in excess of net investment income of ($1,807,034), respectively)	$683,098,037		$666,186,392

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein International Value Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

12

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$10,211,055		$140,862,062		$–0	–	$151,073,117
Consumer Discretionary	22,307,164		101,703,533		–0	–	124,010,697
Industrials	–0	–	81,195,056		–0	–	81,195,056
Information Technology	–0	–	67,371,244		–0	–	67,371,244
Telecommunication Services	4,612,350		57,166,128		–0	–	61,778,478
Energy	6,343,414		43,476,844		–0	–	49,820,258
Materials	2,420,467		38,146,701		–0	–	40,567,168
Health Care	–0	–	39,922,491		–0	–	39,922,491
Consumer Staples	–0	–	32,947,991		–0	–	32,947,991
Utilities	–0	–	24,800,956		–0	–	24,800,956
Short-Term Investments	–0	–	403,423		–0	–	403,423
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,872,366		–0	–	–0	–	3,872,366

Total Investments in Securities	49,766,816		627,996,429	+	–0	–	677,763,245

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$–0	–	$6,587,731	$–0	–	$6,587,731
Liabilities:
Futures	–0	–	(13,525)	–0	–	(13,525	)#
Forward Currency Exchange Contracts	–0	–	(3,666,332)	–0	–	(3,666,332)

Total^	$49,766,816		$630,904,303	$–0	–	$680,671,119

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

14

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Portfolio may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Portfolio has filed for additional reclaims related to prior years. However, corresponding receivable amounts have not yet been recorded because there is limited historical precedent for collecting such reclaims, and the amounts, if any, that the Portfolio might ultimately recover are uncertain. Such amounts, if and when recorded, could result in an increase in the Portfolio’s net asset value per share.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2015, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the Adviser voluntarily agreed to waive such fees amounted to $25,222.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $501,601, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$215,835,613		$247,497,543
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$73,223,896
Gross unrealized depreciation	(32,696,564)

Net unrealized appreciation	$40,527,332

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk

16

AB Variable Products Series Fund

for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2015, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

At June 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$13,525	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$6,587,731	Unrealized depreciation on forward currency exchange contracts	3,666,332

Total		$6,587,731		$3,679,857

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$351,559	$(118,246)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,964,382)	2,172,632

Total		$(1,612,823)	$2,054,386

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2015:

Futures:
Average original value of sale contracts	$2,356,606
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$233,105,898
Average principal amount of sale contracts	$237,170,798

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$24,497	$(24,497)	$–0	–	$–0	–	$–0	–
BNP Paribas SA	1,883,748	(353,976)	–0	–	–0	–	1,529,772
Citibank	366	(366)	–0	–	–0	–	–0	–
Credit Suisse International	8,066	(8,066)	–0	–	–0	–	–0	–

18

AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Morgan Stanley & Co., Inc.	$2,585,460	$(282,768)		$–0	–	$–0	–	$2,302,692
Royal Bank of Scotland PLC	229,127	(12,720)		–0	–	–0	–	216,407
Societe Generale	296,720	–0	–	–0	–	–0	–	296,720
Standard Chartered Bank	1,277,050	(1,277,050)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	224,427	(668)		–0	–	–0	–	223,759
UBS AG	58,270	(58,270)		–0	–	–0	–	–0	–

Total	$6,587,731	$(2,018,381)		$–0	–	$–0	–	$4,569,350	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$21,135	$–0	–	$(21,135)		$–0	–	$–0	–

Total	$21,135	$–0	–	$(21,135)		$–0	–	$–0	–

OTC Derivatives:
Barclays Bank PLC	$180,755	$(24,497)		$–0	–	$–0	–	$156,258
BNP Paribas SA	353,976	(353,976)		–0	–	–0	–	–0	–
Citibank	391,345	(366)		–0	–	–0	–	390,979
Credit Suisse International	137,942	(8,066)		–0	–	–0	–	129,876
Deutsche Bank AG	95,822	–0	–	–0	–	–0	–	95,822
Goldman Sachs Bank USA	259,639	–0	–	–0	–	–0	–	259,639
Morgan Stanley & Co., Inc.	282,768	(282,768)		–0	–	–0	–	–0	–
Northern Trust Co.	145,319	–0	–	–0	–	–0	–	145,319
Royal Bank of Scotland PLC	12,720	(12,720)		–0	–	–0	–	–0	–
Standard Chartered Bank	1,711,067	(1,277,050)		–0	–	–0	–	434,017
State Street Bank & Trust Co.	668	(668)		–0	–	–0	–	–0	–
UBS AG	94,311	(58,270)		–0	–	–0	–	36,041

Total	$3,666,332	$(2,018,381)		$–0	–	$–0	–	$1,647,951	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at June 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $3,632,738 and had received cash collateral which has been invested into AB Exchange Reserves of $3,872,366. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $295,640 and $9,628 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$10,877	$242,655	$249,660	$3,872

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	254,196		371,734	$3,694,993		$5,495,507
Shares issued in reinvestment of dividends	–0	–	140,849	–0	–	1,959,658
Shares redeemed	(377,021)		(697,255)	(5,461,169)		(10,349,606)

Net decrease	(122,825)		(184,672)	$(1,766,176)		$(2,894,441)

Class B
Shares sold	2,290,190		3,108,865	$32,788,621		$45,153,950
Shares issued in reinvestment of dividends	–0	–	1,636,841	–0	–	22,620,339
Shares redeemed	(5,010,315)		(8,876,905)	(72,526,992)		(130,814,957)

Net decrease	(2,720,125)		(4,131,199)	$(39,738,371)		$(63,040,668)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

20

AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile cause leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$24,579,997	$51,448,872

Total taxable distributions paid	$24,579,997	$51,448,872

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,472,199
Accumulated capital and other losses	(1,029,442,451	)(a)
Unrealized appreciation/(depreciation)	16,679,251	(b)

Total accumulated earnings/(deficit)	$(1,011,291,001)

(a)	As of December 31, 2014, the Portfolio had a net capital loss carryforward of $1,029,442,451. During the fiscal year, the Portfolio utilized $69,211,043 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

As of December 31, 2014, the Portfolio had a net capital loss carryforward of $1,029,442,451 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 41,335,504	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018
20,807,540	$–0–	No expiration

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

22

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.53	$14.99	$12.96	$11.50	$14.90	$14.70

Income From Investment Operations
Net investment income (a)	.21	.48	.33	.36	.36	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99	(1.40)	2.59	1.31	(3.19)	.39	†

Net increase (decrease) in net asset value from operations	1.20	(.92)	2.92	1.67	(2.83)	.66

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.54)	(.89)	(.21)	(.56)	(.46)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	(.01)	–0	–

Total dividends and distributions	–0	–	(.54)	(.89)	(.21)	(.57)	(.46)

Net asset value, end of period	$14.73	$13.53	$14.99	$12.96	$11.50	$14.90

Total Return
Total investment return based on net asset value (b)	8.87%	(6.21)%	23.00%	14.53%	(19.25)%	4.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,185	$50,504	$58,723	$48,029	$62,003	$104,274
Ratio to average net assets of:
Expenses	.85	%^	.85%	.82%	.81%	.82%	.85	%+
Net investment income	2.91	%^	3.25%	2.33%	2.97%	2.55%	1.94	%+
Portfolio turnover rate	32%	64%	59%	41%	62%	52%

See footnote summary on page 24.

23

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.41	$14.86	$12.84	$11.40	$14.77	$14.54

Income From Investment Operations
Net investment income (a)	.19	.45	.30	.32	.31	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.98	(1.40)	2.56	1.29	(3.14)	.38	†

Net increase (decrease) in net asset value from operations	1.17	(.95)	2.86	1.61	(2.83)	.62

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.50)	(.84)	(.17)	(.53)	(.39)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	(.01)	–0	–

Total dividends and distributions	–0	–	(.50)	(.84)	(.17)	(.54)	(.39)

Net asset value, end of period	$14.58	$13.41	$14.86	$12.84	$11.40	$14.77

Total Return
Total investment return based on net asset value (b)	8.72%	(6.46)%	22.73%	14.19%	(19.44)%	4.30%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$630	$616	$744	$1,058	$1,033	$1,326
Ratio to average net assets of:
Expenses	1.10	%^	1.10%	1.07%	1.06%	1.07%	1.10	%+
Net investment income	2.65	%^	3.06%	2.20%	2.70%	2.23%	1.73	%+
Portfolio turnover rate.	32%	64%	59%	41%	62%	52%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

24

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

25

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the Index) the period since inception (May 2001 inception). The directors noted that the Portfolio was 1st out of 3 of the Performance Group and in the 2nd quintile of the Performance Universe for the 1-year period, 1st out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the 3-year period, 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period, and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Portfolio lagged the Index in all periods except in the period since inception. Based on their review, the directors concluded that the Portfolio’s recent performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and

26

AB Variable Products Series Fund

redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
International Value Portfolio	International	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$687.2

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

28

AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $49,439 (0.007% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20%	0.85%	December 31
	Class B 1.45%	1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$687.2	International Value Schedule 0.80% on first $25m 0.60% on the next $25m 0.50% on the next $50m 0.40% on the balance Minimum account size $25m	0.429%	0.750%

The Adviser also manages AB Trust, Inc.—International Value Fund (“International Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Value Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Value Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%[8]	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2015 net assets.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

8	The SCB Fund portfolio effective fee of 0.875% reflects the five basis points advisory fee waiver.

30

AB Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub- Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	Client # 1[9],[10]	0.60% on first $ 1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.12,13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject Portfolio.

9	The client is an affiliate of the Adviser.

10	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio	Contractual Management Fee[14]	Lipper EG Median (%)	Lipper EG Rank
International Value Portfolio[15]	0.750	0.829	4/10

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.16

Portfolio	Expense Ratio (%)[17]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Portfolio[18]	0.845	0.883	4/10	0.941	6/25

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $1,719,739 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $3,585,536 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

15	The Portfolio’s EG includes the Portfolio, three other VIP International Multi-Cap Value (“IMLV”) funds and six VIP International Multi-Cap Core (“IMLC”) funds.

16	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

32

AB Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.19

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.20,21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

33

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2015.25

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Portfolio
1 year	–0.85	–8.06	–2.70	1/3	5/13
3 year	7.59	7.32	7.75	1/3	7/12
5 year	5.00	6.58	6.83	3/3	9/10
10 year	1.99	3.21	4.17	2/2	6/6

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
International Value Portfolio	–	0.85	7.59	5.00	1.99	5.69	21.46	0.13	10
MSCI EAFE Index (Net)	–	0.03	9.41	7.78	4.84	4.96	18.10	0.27	10
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

23	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

24	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

25	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

VPS-IV-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,076.80	$4.27	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.68	$4.16	0.83%

Class B
Actual	$1,000	$1,075.60	$5.56	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.44	$5.41	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$29,669,535	6.6%
Biogen, Inc.	18,449,959	4.1
UnitedHealth Group, Inc.	18,307,442	4.1
CVS Health Corp.	17,620,259	3.9
Facebook, Inc.—Class A	17,112,605	3.8
Walt Disney Co. (The)	15,911,116	3.5
Visa, Inc.—Class A	15,860,159	3.5
Home Depot, Inc. (The)	15,286,043	3.4
Intuitive Surgical, Inc.	13,781,602	3.1
Google, Inc.	13,777,058	3.1

	$175,775,778	39.1%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	$108,387,625	24.1%
Technology	101,014,895	22.4
Health Care	79,144,455	17.6
Producer Durables	49,763,426	11.1
Consumer Staples	34,879,789	7.7
Financial Services	31,828,550	7.1
Materials & Processing	6,871,465	1.5
Utilities	6,131,841	1.4
Short-Term Investments	31,971,620	7.1

Total Investments	$449,993,666	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–92.9%

CONSUMER DISCRETIONARY–24.1%
AUTO PARTS–1.2%
Mobileye NV(a)(b)	103,256	$5,490,121

CABLE TELEVISION SERVICES–3.0%
Comcast Corp.–Class A	223,190	13,422,647

COSMETICS–1.2%
Estee Lauder Cos., Inc. (The)–Class A	61,390	5,320,057

DIVERSIFIED RETAIL–2.7%
Costco Wholesale Corp.	60,920	8,227,855
Dollar Tree, Inc.(a)	49,650	3,921,854

		12,149,709

ENTERTAINMENT–3.5%
Walt Disney Co. (The)	139,400	15,911,116

LEISURE TIME–1.9%
Priceline Group, Inc. (The)(a)	7,310	8,416,515

PHOTOGRAPHY–0.3%
GoPro, Inc.–Class A(a)(b)	28,726	1,514,435

RESTAURANTS–2.4%
Starbucks Corp.	198,970	10,667,777

SPECIALTY RETAIL–5.1%
Home Depot, Inc. (The)	137,551	15,286,043
O’Reilly Automotive, Inc.(a)	17,440	3,941,091
Ulta Salon Cosmetics & Fragrance, Inc.(a)	24,970	3,856,616

		23,083,750

TEXTILES, APPAREL & SHOES–2.8%
NIKE, Inc.–Class B	114,900	12,411,498

		108,387,625

TECHNOLOGY–22.4%
COMPUTER SERVICES, SOFTWARE & SYSTEMS–11.7%
ANSYS, Inc.(a)	70,822	6,461,799
Aspen Technology, Inc.(a)	40,381	1,839,355
F5 Networks, Inc.(a)	29,200	3,514,220
Facebook, Inc.–Class A(a)	199,529	17,112,605
Google, Inc.–Class A(a)	6,380	3,445,455
Google, Inc.–Class C(a)	19,849	10,331,603
LinkedIn Corp.–Class A(a)	7,710	1,593,117
ServiceNow, Inc.(a)	45,401	3,373,748
Twitter, Inc.(a)	132,790	4,809,654

		52,481,556

COMPUTER TECHNOLOGY–6.6%
Apple, Inc.	236,552	29,669,535

ELECTRONIC COMPONENTS–1.2%
Amphenol Corp.–Class A	97,254	5,637,814

Company	Shares	U.S. $ Value

SEMICONDUCTORS & COMPONENT–2.9%
Altera Corp.	72,940	$3,734,528
Linear Technology Corp.	134,016	5,927,528
NVIDIA Corp.	177,222	3,563,934

		13,225,990

		101,014,895

HEALTH CARE–17.6%
BIOTECHNOLOGY–4.1%
Biogen, Inc.(a)	45,675	18,449,959

HEALTH CARE MANAGEMENT SERVICES–4.1%
UnitedHealth Group, Inc.	150,061	18,307,442

HEALTH CARE SERVICES–0.8%
Premier, Inc.–Class A(a)	94,495	3,634,278

HEALTH CARE: MISC.–0.8%
Quintiles Transnational Holdings, Inc.(a)	48,798	3,543,223

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–0.8%
Align Technology, Inc.(a)	56,874	3,566,569

MEDICAL EQUIPMENT–4.5%
Illumina, Inc.(a)	28,936	6,318,465
Intuitive Surgical, Inc.(a)	28,445	13,781,602

		20,100,067

PHARMACEUTICALS–2.5%
Gilead Sciences, Inc.	98,590	11,542,917

		79,144,455

PRODUCER DURABLES–11.1%
AEROSPACE–1.9%
Rockwell Collins, Inc.	90,860	8,390,921

AIR TRANSPORT–0.9%
Alaska Air Group, Inc.	60,626	3,906,133

BACK OFFICE SUPPORT, HR & CONSULTING–0.6%
Robert Half International, Inc.	47,180	2,618,490

DIVERSIFIED MANUFACTURING OPERATIONS–1.7%
Danaher Corp.	88,602	7,583,445

RAILROAD EQUIPMENT–1.4%
Wabtec Corp./DE	65,980	6,217,955

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–1.4%
Pall Corp.	52,550	6,539,848

SCIENTIFIC INSTRUMENTS: ELECTRICAL–1.4%
AMETEK, Inc.	116,181	6,364,395

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.9%
Mettler-Toledo International, Inc.(a)	12,575	$4,293,860

TRUCKERS–0.9%
JB Hunt Transport Services, Inc.	46,880	3,848,379

		49,763,426

CONSUMER STAPLES–7.7%
BEVERAGE: SOFT DRINKS–2.1%
Monster Beverage Corp.(a)	71,406	9,569,832

DRUG & GROCERY STORE CHAINS–3.9%
CVS Health Corp.	168,004	17,620,259

FOODS–0.8%
Mead Johnson Nutrition Co.–Class A	38,740	3,495,123

TOBACCO–0.9%
Philip Morris International, Inc.	52,321	4,194,575

		34,879,789

FINANCIAL SERVICES–7.1%
ASSET MANAGEMENT & CUSTODIAN–2.1%
Affiliated Managers Group, Inc.(a)	23,797	5,202,024
BlackRock, Inc.–Class A	12,000	4,151,760

		9,353,784

FINANCIAL DATA & SYSTEMS–3.5%
Visa, Inc.–Class A	236,190	15,860,159

SECURITIES BROKERAGE & SERVICES–1.5%
Intercontinental Exchange, Inc.	29,581	6,614,607

		31,828,550

MATERIALS & PROCESSING–1.5%
BUILDING MATERIALS–0.9%
Acuity Brands, Inc.	23,330	4,198,934

FERTILIZERS–0.6%
Monsanto Co.	25,073	2,672,531

		6,871,465

UTILITIES–1.4%
UTILITIES: TELECOMMUNICATIONS–1.4%
Level 3 Communications, Inc.(a)	116,420	6,131,841

Total Common Stocks (cost $316,537,719)		418,022,046

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–7.1%
TIME DEPOSIT–7.1%
State Street Time Deposit 0.01%, 7/01/15 (cost $31,971,620)	$31,972	$31,971,620

	Shares
TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $348,509,339)		449,993,666

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.7%
INVESTMENT COMPANIES–0.7%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $2,852,852)	2,852,852	2,852,852

TOTAL INVESTMENTS–100.7% (cost $351,362,191)		452,846,518
Other assets less liabilities–(0.7)%		(2,929,573)

NET ASSETS–100.0%		$449,916,945

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $348,509,339)	$449,993,666	(a)
Affiliated issuers (cost $2,852,852—investment of cash collateral for securities loaned)	2,852,852
Receivable for investment securities sold	5,152,656
Dividends and interest receivable	195,277
Receivable for capital stock sold	51,284

Total assets	458,245,735

LIABILITIES
Payable for investment securities purchased	4,682,142
Payable for collateral received on securities loaned	2,852,852
Payable for capital stock redeemed	325,175
Advisory fee payable	279,593
Distribution fee payable	52,535
Administrative fee payable	10,173
Transfer Agent fee payable	107
Accrued expenses	126,213

Total liabilities	8,328,790

NET ASSETS	$449,916,945

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,710
Additional paid-in capital	277,824,095
Accumulated net investment loss	(86,787)
Accumulated net realized gain on investment transactions	70,686,600
Net unrealized appreciation on investments	101,484,327

	$449,916,945

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$196,159,835	3,730,760	$52.58
B	$253,757,110	4,979,491	$50.96

(a)	Includes securities on loan with a value of $2,808,942 (see Note E).

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$2,021,624
Affiliated issuers	1,634
Interest	2,111
Securities lending income	49,826

2,075,195

EXPENSES
Advisory fee (see Note B)	1,666,442
Distribution fee—Class B	312,900
Transfer agency—Class A	2,427
Transfer agency—Class B	3,132
Custodian	57,765
Printing	46,360
Administrative	25,384
Audit and tax	18,751
Legal	14,064
Directors’ fees	8,320
Miscellaneous	6,437

Total expenses	2,161,982

Net investment loss	(86,787)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	30,830,052
Net change in unrealized appreciation/depreciation of investments	1,851,079

Net gain on investment transactions	32,681,131

NET INCREASE IN NET ASSETS FROM OPERATIONS	$32,594,344

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(86,787)	$(414,781)
Net realized gain on investment transactions	30,830,052	69,922,926
Net change in unrealized appreciation/depreciation of investments	1,851,079	(15,610,530)

Net increase in net assets from operations	32,594,344	53,897,615
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,749,149)	(47,664,357)

Total increase	22,845,195	6,233,258
NET ASSETS
Beginning of period	427,071,750	420,838,492

End of period (including accumulated net investment loss of ($86,787) and $0, respectively)	$449,916,945	$427,071,750

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Large Cap Growth Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

8

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$418,022,046		$–0	–	$–0	–	$418,022,046
Short-Term Investments	–0	–	31,971,620		–0	–	31,971,620
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,852,852		–0	–	–0	–	2,852,852

Total Investments in Securities	420,874,898		31,971,620		–0	–	452,846,518
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$420,874,898		$31,971,620		$–0	–	$452,846,518

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

10

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $114,480, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$139,442,701		$150,115,687
U.S. government securities	–0	–	–0	–

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$103,953,857
Gross unrealized depreciation	(2,469,530)

Net unrealized appreciation	$101,484,327

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $2,808,942 and had received cash collateral which has been invested into AB Exchange Reserves of $2,852,852. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $49,826 and $1,634 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$0	$46,075	$43,222	$2,853

12

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Class A
Shares sold	124,755	111,041	$6,435,411	$5,139,702
Shares redeemed	(277,326)	(680,255)	(14,227,281)	(30,222,644)

Net decrease	(152,571)	(569,214)	$(7,791,870)	$(25,082,942)

Class B
Shares sold	394,193	414,540	$19,269,484	$18,012,375
Shares redeemed	(425,857)	(937,930)	(21,226,763)	(40,593,790)

Net decrease	(31,664)	(523,390)	$(1,957,279)	$(22,581,415)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$–0	–	$127,070

Total taxable distributions paid	$–0	–	$127,070

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$40,254,959
Accumulated capital and other losses	–0	–(a)
Unrealized appreciation/(depreciation)	99,234,837	(b)

Total accumulated earnings/(deficit)	$139,489,796

(a)	During the fiscal year ended December 31, 2014, the Portfolio utilized $29,472,855 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014		2013	2012	2011	2010
Net asset value, beginning of period	$48.83		$42.78		$31.17	$26.86	$27.79	$25.36

Income From Investment Operations
Net investment income (loss) (a)	.03		.02		(.04)	.05	.09	.07
Net realized and unrealized gain (loss) on investment transactions	3.72		6.03		11.68	4.35	(.93)	2.48

Net increase (decrease) in net asset value from operations	3.75		6.05		11.64	4.40	(.84)	2.55

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.03)	(.09)	(.09)	(.12)

Net asset value, end of period	$52.58		$48.83		$42.78	$31.17	$26.86	$27.79

Total Return
Total investment return based on net asset value (b)*	7.68%		14.14%		37.35%	16.39%	(3.04)%	10.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$196,160		$189,620		$190,488	$160,226	$166,654	$200,977
Ratio to average net assets of:
Expenses	.83	%^	.83%		.85%	.86%	.84%	.85%+
Net investment income (loss)	.10	%^	.04%		(.11)%	.18%	.33%	.29%+
Portfolio turnover rate	34%		65%		60%	94%	89%	105%

See footnote summary on page 16.

15

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014		2013		2012	2011	2010
Net asset value, beginning of period	$47.38		$41.62		$30.38		$26.17	$27.08	$24.72

Income From Investment Operations
Net investment income (loss) (a)	(.04)		(.09)		(.13)		(.02)	.02	.01
Net realized and unrealized gain (loss) on investment transactions	3.62		5.85		11.37		4.24	(.91)	2.42

Net increase (decrease) in net asset value from operations	3.58		5.76		11.24		4.22	(.89)	2.43

Less: Dividends
Dividends from net investment income	–0	–	–0	–	–0	–	(.01)	(.02)	(.07)

Net asset value, end of period	$50.96		$47.38		$41.62		$30.38	$26.17	$27.08

Total Return
Total investment return based on net asset value (b)*	7.56%		13.84%		37.00%		16.12%	(3.27)%	9.83%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$253,757		$237,452		$230,350		$190,896	$194,729	$223,520
Ratio to average net assets of:
Expenses	1.08	%^	1.08%		1.10%		1.11%	1.09%	1.10%+
Net investment income (loss)	(.15	)%^	(.21)%		(.36)%		(.07)%	.08%	.04%+
Portfolio turnover rate	34%		65%		60%		94%	89%	105%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2015 and years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 by 0.01%, 0.02%, 0.10%, 0.95%, 0.46% and 0.58%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

16

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

17

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the Index) the period since inception (June 1992 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5- and 10-year periods. The Portfolio lagged the Index in the 5- and 10-year periods and outperformed it in all other periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 1.2 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of the compensation received by the Adviser pursuant to the Advisory Agreement was higher than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a

18

AB Variable Products Series Fund

broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
Large Cap Growth Portfolio	Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$455.0

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,204 (0.012% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.83% Class B 1.08%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$455.0	U.S. Large Cap Growth Schedule 0.80% on first $25m	0.321%	0.750%
		0.50% on the next $25m
		0.40% on the next $50m
		0.30% on the next $100m
		0.25% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages AB Large Cap Growth Fund, Inc. (“Large Cap Growth Fund, Inc.), retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Fee[7]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client #1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.272%	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

22

AB Variable Products Series Fund

included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Large Cap Growth Portfolio	0.750	0.750	7/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Large Cap Growth Portfolio	0.832	0.796	12/14	0.790	44/63

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI, an affiliate of the Adviser, received $571,201 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $1,154,489 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

24

AB Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG“) and Lipper Performance Universe (“PU“)19 for the periods ended February 28, 2015.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Large Cap Growth Portfolio
1 year	18.74	11.96	13.00	2/14	6/82
3 year	19.74	16.53	17.52	1/14	9/82
5 year	16.25	15.44	15.85	5/14	34/73
10 year	8.78	8.45	8.74	5/13	32/64

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio“) information is also shown.23

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	18.74	19.74	16.25	8.78	9.81	16.32	0.50	10
Russell 1000 Growth Index	16.24	18.05	17.21	9.28	8.99	15.03	0.56	10
Inception Date: June 26, 1992

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

26

VPS-LCG-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	REAL ESTATE INVESTMENT PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$937.00	$4.95	1.03%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.69	$5.16	1.03%

Class B
Actual	$1,000	$936.30	$6.15	1.28%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.45	$6.41	1.28%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$3,392,922	7.0%
Crown Castle International Corp.	2,632,234	5.4
American Tower Corp.	1,768,778	3.6
HCP, Inc.	1,481,047	3.0
AvalonBay Communities, Inc.	1,322,125	2.7
Essex Property Trust, Inc.	1,260,125	2.6
Public Storage	1,093,314	2.2
LTC Properties, Inc.	1,087,008	2.2
Mid-America Apartment Communities, Inc.	1,069,579	2.2
Extra Space Storage, Inc.	1,044,825	2.1

	$16,151,957	33.0%

INDUSTRY BREAKDOWN†

June 30, 2015 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$11,328,806	23.2%
Multi-Family	5,788,311	11.8
Regional Mall	5,405,127	11.1
Health Care	4,696,151	9.6
Lodging	4,585,200	9.4
Self Storage	3,836,803	7.8
Office	3,749,710	7.7
Shopping Center/Other Retail	2,926,533	6.0
Industrial Warehouse Distribution	2,896,395	5.9
Triple Net	2,224,902	4.6
Mortgage	884,476	1.8
Financial: Other	380,578	0.8
Short-Term Investments	146,063	0.3

Total Investments	$48,849,055	100.0%

*	Long-term investments.

†	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

EQUITY: OTHER–37.3%
DIVERSIFIED/SPECIALTY–23.2%
American Realty Capital Properties, Inc.	45,610	$370,809
American Tower Corp.	18,960	1,768,778
BioMed Realty Trust, Inc.	16,460	318,336
CBRE Group, Inc.–Class A(a)	13,470	498,390
Chambers Street Properties	31,810	252,890
ClubCorp Holdings, Inc.	25,834	616,916
Crown Castle International Corp.	32,780	2,632,234
Digital Realty Trust, Inc.(b)	4,650	310,062
Duke Realty Corp.	42,450	788,296
Equinix, Inc.	1,490	378,460
Gramercy Property Trust, Inc.	42,088	983,597
Kennedy-Wilson Holdings, Inc.	10,590	260,408
Lexington Realty Trust(b)	43,900	372,272
Rayonier, Inc.	10,120	258,566
Spirit Realty Capital, Inc.	95,019	918,834
Vornado Realty Trust	6,320	599,958

		11,328,806

HEALTH CARE–9.6%
HCP, Inc.	40,610	1,481,047
Health Care REIT, Inc.	14,551	954,982
LTC Properties, Inc.	26,130	1,087,008
Senior Housing Properties Trust	20,710	363,460
Ventas, Inc.	13,040	809,654

		4,696,151

TRIPLE NET–4.5%
EPR Properties	3,970	217,477
National Retail Properties, Inc.	29,140	1,020,191
Realty Income Corp.(b)	22,240	987,234

		2,224,902

		18,249,859

RESIDENTIAL–19.7%
MULTI-FAMILY–11.8%
Apartment Investment & Management Co.–Class A	8,030	296,548
AvalonBay Communities, Inc.	8,270	1,322,125
Equity Residential	12,260	860,284
Essex Property Trust, Inc.	5,930	1,260,125
Mid-America Apartment Communities, Inc.	14,690	1,069,579
Sun Communities, Inc.	12,275	758,963
TRI Pointe Homes, Inc.(a)	14,424	220,687

		5,788,311

SELF STORAGE–7.9%
CubeSmart	43,050	997,038
Extra Space Storage, Inc.	16,020	1,044,825
National Storage Affiliates Trust	39,411	488,696
Public Storage	5,930	1,093,314
Sovran Self Storage, Inc.	2,450	212,930

		3,836,803

		9,625,114

RETAIL–17.0%
REGIONAL MALL–11.0%
General Growth Properties, Inc.	16,470	$422,620
Pennsylvania Real Estate Investment Trust	38,880	829,699
Simon Property Group, Inc.	19,610	3,392,922
WP GLIMCHER, Inc.	56,163	759,886

		5,405,127

SHOPPING CENTER/OTHER RETAIL–6.0%
DDR Corp.	52,933	818,344
Kite Realty Group Trust	15,386	376,495
Ramco-Gershenson Properties Trust	49,571	808,999
Retail Opportunity Investments Corp.	45,400	709,148
Retail Properties of America, Inc.–Class A	15,330	213,547

		2,926,533

		8,331,660

LODGING–9.4%
LODGING–9.4%
Ashford Hospitality Trust, Inc.	50,509	427,306
Ashford, Inc.(a)	769	67,111
Chesapeake Lodging Trust	12,190	371,551
Host Hotels & Resorts, Inc.	10,170	201,671
Pebblebrook Hotel Trust	15,930	683,078
RLJ Lodging Trust	32,930	980,655
Starwood Hotels & Resorts Worldwide, Inc.	6,100	494,649
Summit Hotel Properties, Inc.	28,480	370,525
Wyndham Worldwide Corp.	12,070	988,654

		4,585,200

OFFICE–7.7%
OFFICE–7.7%
Boston Properties, Inc.	8,279	1,002,090
Corporate Office Properties Trust	6,860	161,484
Cousins Properties, Inc.	61,260	635,879
Government Properties Income Trust(b)	6,530	121,132
Highwoods Properties, Inc.	24,040	960,398
Hudson Pacific Properties, Inc.	21,840	619,601
Kilroy Realty Corp.	3,710	249,126

		3,749,710

INDUSTRIALS–5.9%
INDUSTRIAL WAREHOUSE DISTRIBUTION–5.9%
DCT Industrial Trust, Inc.	17,780	559,003
Granite Real Estate Investment Trust	21,300	727,182
Prologis, Inc.	28,162	1,044,810
STAG Industrial, Inc.	28,270	565,400

		2,896,395

3

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MORTGAGE–1.8%
MORTGAGE–1.8%
Blackstone Mortgage Trust, Inc.–Class A	17,080	$475,166
First American Financial Corp.	11,000	409,310

		884,476

FINANCIAL: OTHER–0.8%
FINANCIAL: OTHER–0.8%
HFF, Inc.–Class A (cost $281,607)	9,120	380,578

Total Common Stocks (cost $45,572,914)		48,702,992

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.3%
TIME DEPOSIT–0.3%
State Street Time Deposit 0.01%, 7/01/15 (cost $146,063)	$146	146,063

Total Investments Before Security Lending Collateral for Securities Loaned–99.9% (cost $45,718,977)		48,849,055

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.7%
INVESTMENT COMPANIES–3.7%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $1,834,460)	1,834,460	$1,834,460

TOTAL INVESTMENTS–103.6% (cost $47,553,437)		50,683,515
Other assets less liabilities–(3.6)%		(1,768,434)

NET ASSETS–100.0%		$48,915,081

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $45,718,977)	$48,849,055	(a)
Affiliated issuers (cost $1,834,460—investment of cash collateral for securities loaned)	1,834,460
Foreign currencies, at value (cost $8,632)	8,473
Receivable for investment securities sold	363,120
Dividends and interest receivable	184,163
Receivable for capital stock sold	18,574

Total assets	51,257,845

LIABILITIES
Payable for collateral received on securities loaned	1,834,460
Payable for investment securities purchased	369,966
Payable for capital stock redeemed	32,072
Advisory fee payable	22,742
Administrative fee payable	10,173
Distribution fee payable	2,744
Transfer Agent fee payable	107
Accrued expenses	70,500

Total liabilities	2,342,764

NET ASSETS	$48,915,081

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,213
Additional paid-in capital	37,591,005
Undistributed net investment income	1,497,523
Accumulated net realized gain on investment and foreign currency transactions	6,691,445
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,129,895

	$48,915,081

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$35,862,596	3,826,569	$9.37
B	$13,052,485	1,386,496	$9.41

(a)	Includes securities on loan with a value of $1,790,699 (see Note E).

See notes to financial statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,334)	$933,633
Affiliated issuers	126
Interest	51
Securities lending income	885

934,695

EXPENSES
Advisory fee (see Note B)	144,451
Distribution fee—Class B	17,084
Transfer agency—Class A	2,156
Transfer agency—Class B	759
Custodian	35,789
Administrative	25,384
Audit and tax	24,464
Legal	14,489
Printing	13,145
Directors’ fees	8,320
Miscellaneous	2,578

Total expenses	288,619

Net investment income	646,076

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,524,689
Foreign currency transactions	(356)
Net change in unrealized appreciation/depreciation of:
Investments	(6,523,668)
Foreign currency denominated assets and liabilities	(4)

Net loss on investment and foreign currency transactions	(3,999,339)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,353,263)

See notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$646,076		$578,687
Net realized gain on investment transactions and foreign currency transactions	2,524,333		4,591,253
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,523,672)		5,670,576

Net increase (decrease) in net assets from operations	(3,353,263)		10,840,516
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,029,793)
Class B	–0	–	(330,126)
Net realized gain on investment transactions
Class A	–0	–	(9,231,652)
Class B	–0	–	(3,268,192)
CAPITAL STOCK TRANSACTIONS
Net increase	964,165		10,353,385

Total increase (decrease)	(2,389,098)		7,334,138
NET ASSETS
Beginning of period	51,304,179		43,970,041

End of period (including undistributed net investment income of $1,497,523 and $851,447, respectively)	$48,915,081		$51,304,179

See notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Real Estate Investment Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Real Estate Investment Portfolio. The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

8

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$48,702,992		$–0	–	$–0	–	$48,702,992
Short-Term Investments	–0	–	146,063		–0	–	146,063
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,834,460		–0	–	–0	–	1,834,460

Total Investments in Securities	50,537,452		146,063		–0	–	50,683,515
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$50,537,452		$146,063		$–0	–	$50,683,515

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

9

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

10

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $45,908, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$22,627,533		$20,678,970
U.S. government securities	–0	–	–0	–

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$5,256,790
Gross unrealized depreciation	(2,126,712)

Net unrealized appreciation	$3,130,078

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $1,790,699 and had received cash collateral which has been invested into AB Exchange Reserves of $1,834,460. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $885 and $126 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$1,171	$11,996	$11,333	$1,834

12

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	490,014		819,892	$4,993,668		$9,215,751
Shares issued in reinvestment of dividends and distributions	–0	–	1,109,346	–0	–	10,261,445
Shares redeemed	(464,751)		(953,168)	(4,682,188)		(10,761,136)

Net increase	25,263		976,070	$311,480		$8,716,060

Class B
Shares sold	193,201		141,177	$1,964,575		$1,518,552
Shares issued in reinvestment of dividends and distributions	–0	–	386,500	–0	–	3,598,318
Shares redeemed	(129,577)		(309,798)	(1,311,890)		(3,479,545)

Net increase	63,624		217,879	$652,685		$1,637,325

NOTE G: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$3,854,873	$3,797,777
Net long-term capital gains	10,004,890	6,444,036

Total taxable distributions paid	$13,859,763	$10,241,813

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$979,403
Undistributed capital gains	4,060,902
Unrealized appreciation/(depreciation)	9,631,820	(a)

Total accumulated earnings/(deficit)	$14,672,125

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnership investments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

14

AB Variable Products Series Fund

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.00		$11.18	$12.25	$11.58	$12.02	$9.64

Income From Investment Operations
Net investment income (a)	.13		.14	.24	.18	.11	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.76)		2.39	.24	2.21	1.02	2.30

Net increase (decrease) in net asset value from operations	(.63)		2.53	.48	2.39	1.13	2.53

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.37)	(.20)	(.15)	(.18)	(.15)
Distributions from net realized gain on investment transactions	–0	–	(3.34)	(1.35)	(1.57)	(1.39)	–0	–

Total dividends and distributions	–0	–	(3.71)	(1.55)	(1.72)	(1.57)	(.15)

Net asset value, end of period	$9.37		$10.00	$11.18	$12.25	$11.58	$12.02

Total Return
Total investment return based on net asset value (b)	(6.30)%		25.35%	4.20%	21.19%	9.03%*	26.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,863		$38,003	$31,576	$70,048	$63,093	$66,493
Ratio to average net assets of:
Expenses	1.03	%^	1.08%	.86%	.84%	.88%	.87	%+
Net investment income	2.52	%^	1.26%	1.92%	1.49%	.91%	2.15	%+
Portfolio turnover rate	40%		67%	98%	110%	114%	132%

See footnote summary on page 17.

16

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.05		$11.22	$12.28	$11.61	$12.05	$9.67

Income From Investment Operations
Net investment income (a)	.11		.11	.27	.15	.08	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.75)		2.40	.18	2.20	1.02	2.31

Net increase (decrease) in net asset value from operations	(.64)		2.51	.45	2.35	1.10	2.51

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.34)	(.16)	(.11)	(.15)	(.13)
Distributions from net realized gain on investment transactions	–0	–	(3.34)	(1.35)	(1.57)	(1.39)	–0	–

Total dividends and distributions	–0	–	(3.68)	(1.51)	(1.68)	(1.54)	(.13)

Net asset value, end of period	$9.41		$10.05	$11.22	$12.28	$11.61	$12.05

Total Return
Total investment return based on net asset value (b)	(6.37)%		24.96%	3.97%	20.83%	8.75%*	26.05%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,052		$13,301	$12,394	$13,568	$13,536	$14,479
Ratio to average net assets of:
Expenses	1.28	%^	1.33%	1.15%	1.10%	1.13%	1.13	%+
Net investment income	2.29	%^	1.03%	2.13%	1.19%	.64%	1.89	%+
Portfolio turnover rate	40%		67%	98%	110%	114%	132%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts

18

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index (the “FTSE NAREIT Equity REIT Index”) and the Standard & Poor’s 500 Stock Index (the “S&P Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the indices) the period since inception (January 1997 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the FTSE NAREIT Equity REIT Index in all periods except the 10-year period and the period since inception. It outperformed the S&P Index in all periods except the 3-year period. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance in the 1-year period, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 10.1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at the same rate but the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate higher than the rate at the same asset level provided in the Portfolio’s Advisory Agreement (including the impact of the expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

19

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($ MIL)
Real Estate Investment Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$54.2

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,434 (0.101% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 1.08%	December 31
Class B 1.33%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$54.2	U.S. REIT Schedule 0.55% on first $25m 0.45% on next $25m 0.40% the balance Minimum account size $25m	0.492%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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AB Variable Products Series Fund

The Adviser also manages AB Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a somewhat investment style as the Portfolio. Set forth below are the fee schedule of Global Real Estate Investment Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio[7]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.8

Fund	Fee[9]
Global Real Estate Securities Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

6	The Portfolio’s investment guidelines are more restrictive than that of AB Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AB Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U. S. REITS and other non-U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

23

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Real Estate Investment Portfolio	0.550	0.800	3/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Real Estate Investment Portfolio	1.083	0.910	13/13	0.845	16/16

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $32,008 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $64,920 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU . Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

24

AB Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Estate Investment Portfolio
1 year	19.62	23.38	23.38	13/13	17/17
3 year	14.91	15.03	15.11	9/12	12/16
5 year	17.21	17.65	17.65	8/12	12/16
10 year	9.86	9.31	9.36	3/11	5/14

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	19.62	14.91	17.21	9.86	10.55	24.22	0.45	10
FTSE NAREIT Equity REIT Index[26]	21.88	15.47	17.62	9.26	10.18	25.16	0.42	10
S&P 500 Stock Index	15.51	18.00	16.18	7.99	7.76	N/A	N/A	10
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

26

VPS-REI-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,101.10	$5.99	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.09	$5.76	1.15%

Class B
Actual	$1,000	$1,099.50	$7.08	1.36%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.05	$6.80	1.36%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Acadia Healthcare Co., Inc.	$1,154,898	2.0%
Pool Corp.	1,046,173	1.8
Team Health Holdings, Inc.	1,016,469	1.7
PolyOne Corp.	988,729	1.7
Middleby Corp. (The)	979,319	1.7
Proofpoint, Inc.	978,353	1.7
Dealertrack Technologies, Inc.	961,817	1.6
Dycom Industries, Inc.	930,595	1.6
DexCom, Inc.	914,251	1.6
Carlisle Cos., Inc.	911,593	1.6

	$9,882,197	17.0%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$17,790,913	30.9%
Health Care	14,674,720	25.5
Industrials	8,318,599	14.4
Consumer Discretionary	7,388,891	12.8
Financials	3,798,871	6.6
Consumer Staples	1,870,434	3.2
Materials	1,417,818	2.5
Energy	1,381,976	2.4
Telecommunication Services	702,620	1.2
Short-Term Investments	271,695	0.5

Total Investments	$57,616,537	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%
INFORMATION TECHNOLOGY–30.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.3%
Zebra Technologies Corp.–Class A(a)	6,596	$732,486

INTERNET SOFTWARE & SERVICES–7.9%
Cimpress NV(a)(b)	8,996	757,103
CoStar Group, Inc.(a)	3,820	768,813
Dealertrack Technologies, Inc.(a)	15,318	961,817
Demandware, Inc.(a)(b)	5,280	375,303
GrubHub, Inc.(a)	12,940	440,866
HomeAway, Inc.(a)	13,955	434,280
Pandora Media, Inc.(a)	18,506	287,583
Shutterstock, Inc.(a)(b)	9,908	581,005

		4,606,770

IT SERVICES–0.7%
VeriFone Systems, Inc.(a)	12,498	424,432

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.4%
Cavium, Inc.(a)	9,844	677,365
Intersil Corp.–Class A	24,398	305,219
Mellanox Technologies Ltd.(a)	9,203	447,174
Monolithic Power Systems, Inc.	12,231	620,234
Silicon Laboratories, Inc.(a)	14,344	774,719
Synaptics, Inc.(a)	9,948	862,840

		3,687,551

SOFTWARE–14.4%
Aspen Technology, Inc.(a)	14,813	674,732
Blackbaud, Inc.	15,268	869,513
Fortinet, Inc.(a)	19,027	786,386
Guidewire Software, Inc.(a)	14,051	743,719
Infoblox, Inc.(a)	32,796	859,583
Proofpoint, Inc.(a)	15,366	978,353
SolarWinds, Inc.(a)	17,445	804,738
SS&C Technologies Holdings, Inc.	13,149	821,813
Tableau Software, Inc.–Class A(a)	5,610	646,833
Take-Two Interactive Software, Inc.(a)	18,002	496,315
Ultimate Software Group, Inc. (The)(a)	4,002	657,689

		8,339,674

		17,790,913

HEALTH CARE–25.3%
BIOTECHNOLOGY–8.0%
Achillion Pharmaceuticals, Inc.(a)	21,020	186,237
Agios Pharmaceuticals, Inc.(a)(b)	2,125	236,172
Alder Biopharmaceuticals, Inc.(a)	7,873	417,033
Dyax Corp.(a)	17,970	476,205
Isis Pharmaceuticals, Inc.(a)	3,222	185,426
Karyopharm Therapeutics, Inc.(a)(b)	7,868	214,088

KYTHERA Biopharmaceuticals, Inc.(a)	4,641	$349,514
Otonomy, Inc.(a)	7,816	179,690
PTC Therapeutics, Inc.(a)	4,597	221,254
Puma Biotechnology, Inc.(a)(b)	2,817	328,885
Receptos, Inc.(a)	2,578	489,949
Sage Therapeutics, Inc.(a)	4,026	293,898
TESARO, Inc.(a)	6,040	355,092
Ultragenyx Pharmaceutical, Inc.(a)	4,273	437,512
Xencor, Inc.(a)	12,582	276,426

		4,647,381

HEALTH CARE EQUIPMENT & SUPPLIES–8.6%
Align Technology, Inc.(a)	9,741	610,858
Cardiovascular Systems, Inc.(a)	13,611	360,011
DexCom, Inc.(a)	11,431	914,251
Glaukos Corp.(a)	6,646	192,601
HeartWare International, Inc.(a)	6,780	492,838
K2M Group Holdings, Inc.(a)	19,743	474,227
LDR Holding Corp.(a)	16,450	711,463
Neovasc, Inc.(a)	29,481	201,650
Nevro Corp.(a)	7,629	410,059
Sirona Dental Systems, Inc.(a)	6,385	641,182

		5,009,140

HEALTH CARE PROVIDERS & SERVICES–4.8%
Acadia Healthcare Co., Inc.(a)	14,744	1,154,898
Premier, Inc.–Class A(a)	16,166	621,744
Team Health Holdings, Inc.(a)	15,559	1,016,469

		2,793,111

LIFE SCIENCES TOOLS & SERVICES–1.0%
ICON PLC(a)	8,602	578,915

PHARMACEUTICALS–2.9%
Akorn, Inc.(a)	6,757	295,011
Aratana Therapeutics, Inc.(a)	16,649	251,733
GW Pharmaceuticals PLC (ADR)(a)	2,488	305,626
Jazz Pharmaceuticals PLC(a)	2,766	487,009
Tetraphase Pharmaceuticals, Inc.(a)	6,467	306,794

		1,646,173

		14,674,720

INDUSTRIALS–14.3%
AEROSPACE & DEFENSE–1.6%
Hexcel Corp.	18,304	910,441

CONSTRUCTION & ENGINEERING–1.6%
Dycom Industries, Inc.(a)	15,813	930,595

INDUSTRIAL CONGLOMERATES–1.6%
Carlisle Cos., Inc.	9,105	911,593

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–5.8%
IDEX Corp.	9,313	$731,815
Lincoln Electric Holdings, Inc.	10,839	659,987
Middleby Corp. (The)(a)	8,726	979,319
RBC Bearings, Inc.(a)	6,511	467,229
Valmont Industries, Inc.(b)	4,371	519,581

		3,357,931

MARINE–1.1%
Kirby Corp.(a)	8,241	631,755

ROAD & RAIL–1.0%
Genesee & Wyoming, Inc.–Class A(a)	8,074	615,077

TRADING COMPANIES & DISTRIBUTORS–1.6%
H&E Equipment Services, Inc.	25,225	503,743
United Rentals, Inc.(a)	5,221	457,464

		961,207

		8,318,599

CONSUMER DISCRETIONARY–12.7%
DISTRIBUTORS–1.8%
Pool Corp.	14,907	1,046,173

DIVERSIFIED CONSUMER SERVICES–2.4%
Bright Horizons Family Solutions, Inc.(a)	14,545	840,701
Capella Education Co.	10,257	550,493

		1,391,194

HOTELS, RESTAURANTS & LEISURE–3.4%
Buffalo Wild Wings, Inc.(a)	2,812	440,612
Diamond Resorts International, Inc.(a)	25,006	788,940
Zoe’s Kitchen, Inc.(a)(b)	18,735	767,011

		1,996,563

HOUSEHOLD DURABLES–1.1%
Tempur Sealy International, Inc.(a)	9,737	641,669

MEDIA–1.0%
National CineMedia, Inc.	36,844	588,030

MULTILINE RETAIL–0.7%
Tuesday Morning Corp.(a)	33,148	373,412

SPECIALTY RETAIL–2.3%
Five Below, Inc.(a)	18,525	732,293
Francesca’s Holdings Corp.(a)	14,660	197,470
Lithia Motors, Inc.–Class A	3,730	422,087

		1,351,850

		7,388,891

FINANCIALS–6.6%
BANKS–5.5%
City National Corp./CA	4,394	397,173
IBERIABANK Corp.	8,962	611,477
PrivateBancorp, Inc.	9,583	381,595
Signature Bank/New York NY(a)	4,648	680,421

SVB Financial Group(a)	5,351	$770,437
Western Alliance Bancorp(a)	9,955	336,081

		3,177,184

CAPITAL MARKETS–1.1%
Stifel Financial Corp.(a)	10,767	621,687

		3,798,871

CONSUMER STAPLES–3.2%
FOOD & STAPLES RETAILING–2.3%
Chefs’ Warehouse, Inc. (The)(a)	20,832	442,472
Diplomat Pharmacy, Inc.(a)	14,757	660,376
Sprouts Farmers Market, Inc.(a)	9,440	254,691

		1,357,539

FOOD PRODUCTS–0.9%
Freshpet, Inc.(a)(b)	27,575	512,895

		1,870,434

MATERIALS–2.4%
CHEMICALS–1.7%
PolyOne Corp.	25,242	988,729

CONSTRUCTION MATERIALS–0.7%
Summit Materials, Inc.–Class A(a)	16,827	429,089

		1,417,818

ENERGY–2.4%
ENERGY EQUIPMENT & SERVICES–1.4%
Dril-Quip, Inc.(a)	3,437	258,634
Oil States International, Inc.(a)	8,131	302,717
Superior Energy Services, Inc.	12,286	258,498

		819,849

OIL, GAS & CONSUMABLE FUELS–1.0%
Laredo Petroleum, Inc.(a)(b)	22,995	289,277
Matador Resources Co.(a)	10,914	272,850

		562,127

		1,381,976

TELECOMMUNICATION SERVICES–1.2%
WIRELESS TELECOMMUNICATION SERVICES–1.2%
RingCentral, Inc.–Class A(a)(b)	38,000	702,620

Total Common Stocks (cost $48,756,128)		57,344,842

4

AB Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
State Street Time Deposit 0.01%, 7/01/15 (cost $271,695)	$272	$271,695

Total Investments Before Security Lending Collateral for Securities Loaned–99.3% (cost $49,027,823)		57,616,537

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–7.1%
INVESTMENT COMPANIES–7.1%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $4,076,435)	4,076,435	$4,076,435

TOTAL INVESTMENTS–106.4% (cost $53,104,258)		61,692,972
Other assets less liabilities–(6.4)%		(3,684,363)

NET ASSETS–100.0%		$58,008,609

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $49,027,823)	$57,616,537	(a)
Affiliated issuers (cost $4,076,435—investment of cash collateral for securities loaned)	4,076,435
Receivable for investment securities sold	883,379
Dividends and interest receivable	23,961
Receivable for capital stock sold	2,838

Total assets	62,603,150

LIABILITIES
Payable for collateral received on securities loaned	4,076,435
Payable for investment securities purchased	401,820
Advisory fee payable	36,114
Payable for capital stock redeemed	18,902
Administrative fee payable	10,173
Distribution fee payable	5,907
Transfer Agent fee payable	107
Accrued expenses	45,083

Total liabilities	4,594,541

NET ASSETS	$58,008,609

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,573
Additional paid-in capital	29,246,809
Accumulated net investment loss	(264,642)
Accumulated net realized gain on investment transactions	20,435,155
Net unrealized appreciation on investments	8,588,714

	$58,008,609

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$29,626,035	1,283,020	$23.09
B	$28,382,574	1,290,382	$22.00

(a)	Includes securities on loan with a value of $4,019,426 (see Note E).

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$135,586
Affiliated issuers	2,228
Interest	56
Securities lending income	87,140

225,010

EXPENSES
Advisory fee (see Note B)	287,213
Distribution fee—Class B	60,029
Transfer agency—Class A	1,311
Transfer agency—Class B	2,039
Custodian	57,399
Administrative	25,384
Audit and tax	18,959
Printing	13,413
Legal	11,997
Directors’ fees	8,320
Miscellaneous	3,588

Total expenses	489,652

Net investment loss	(264,642)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	12,048,367
Net change in unrealized appreciation/depreciation of investments	(3,771,800)

Net gain on investment transactions	8,276,567

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,011,925

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(264,642)		$(631,215)
Net realized gain on investment transactions	12,048,367		9,013,711
Net change in unrealized appreciation/depreciation of investments	(3,771,800)		(9,940,125)

Net increase (decrease) in net assets from operations	8,011,925		(1,557,629)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	–0	–	(2,611,292)
Class B	–0	–	(6,233,643)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(37,820,987)		26,582,247

Total increase (decrease)	(29,809,062)		16,179,683
NET ASSETS
Beginning of period	87,817,671		71,637,988

End of period (including accumulated net investment loss of ($264,642) and $0, respectively)	$58,008,609		$87,817,671

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Small Cap Growth Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. Effective August 10, 2015, the Portfolio will re-open to new investors.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$57,344,842		$–0	–	$–0	–	$57,344,842
Short-Term Investments	–0	–	271,695		–0	–	271,695
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,076,435		–0	–	–0	–	4,076,435

Total Investments in Securities	61,421,277		271,695		–0	–	61,692,972
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$61,421,277		$271,695		$–0	–	$61,692,972

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

10

AB Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $54,661, of which $11 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,639,764		$61,747,977
U.S. government securities	–0	–	–0	–

12

AB Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$10,841,018
Gross unrealized depreciation	(2,252,304)

Net unrealized appreciation	$8,588,714

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $4,019,426 and had received cash collateral which has been invested into AB Exchange Reserves of $4,076,435. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $87,140 and $2,228 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$8,367	$28,017	$32,308	$4,076

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	57,759		93,536	$1,278,040		$2,149,104
Shares issued in reinvestment of distributions	–0	–	125,906	–0	–	2,611,292
Shares redeemed	(112,873)		(308,990)	(2,472,719)		(6,924,093)

Net decrease	(55,114)		(89,548)	$(1,194,679)		$(2,163,697)

Class B
Shares sold	52,426		1,685,097	$1,090,186		$37,054,999
Shares issued in reinvestment of distributions	–0	–	314,831	–0	–	6,233,643
Shares redeemed	(1,750,806)		(702,851)	(37,716,494)		(14,542,698)

Net increase (decrease)	(1,698,380)		1,297,077	$(36,626,308)		$28,745,944

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Net long-term capital gains	$8,844,935	$10,335,570

Total taxable distributions paid	$8,844,935	$10,335,570

14

AB Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net capital gain	$9,296,683
Unrealized appreciation/(depreciation)	11,450,619	(a)

Total accumulated earnings/(deficit)	$20,747,302

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013	2012	2011		2010
Net asset value, beginning of period	$20.97		$23.47	$18.96	$17.09	$16.36		$11.95

Income From Investment Operations
Net investment loss (a)	(.06)		(.15)	(.21)	(.12)	(.15)		(.13)
Net realized and unrealized gain (loss) on investment transactions	2.18		(.30)	8.30	2.69	.88		4.54

Net increase (decrease) in net asset value from operations	2.12		(.45)	8.09	2.57	.73		4.41

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(2.05)	(3.58)	(.70)	–0	–	–0	–

Net asset value, end of period	$23.09		$20.97	$23.47	$18.96	$17.09		$16.36

Total Return
Total investment return based on net asset value (b)	10.11	%*	(1.81)%*	45.66%*	15.02%	4.46	%*	36.90	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,626		$28,055	$33,510	$27,479	$29,369		$29,018
Ratio to average net assets of:
Expenses	1.15	%^	1.11%	1.17%	1.18%	1.18%		1.37	%+
Net investment loss	(.54	)%^	(.67)%	(.96)%	(.64)%	(.85)%		(1.00	)%+
Portfolio turnover rate	33%		84%	81%	105%	92%		95%

See footnote summary on page 17.

16

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013	2012	2011		2010
Net asset value, beginning of period	$20.00		$22.54	$18.36	$16.61	$15.94		$11.67

Income From Investment Operations
Net investment loss (a)	(.08)		(.19)	(.25)	(.16)	(.19)		(.16)
Net realized and unrealized gain (loss) on investment transactions	2.08		(.30)	8.01	2.61	.86		4.43

Net increase (decrease) in net asset value from operations	2.00		(.49)	7.76	2.45	.67		4.27

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(2.05)	(3.58)	(.70)	–0	–	–0	–

Net asset value, end of period	$22.00		$20.00	$22.54	$18.36	$16.61		$15.94

Total Return
Total investment return based on net asset value (b)	9.95	%*	(2.08)%*	45.33%*	14.73%	4.20	%*	36.59	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,383		$59,763	$38,128	$26,450	$29,665		$29,128
Ratio to average net assets of:
Expenses	1.36	%^	1.34%	1.43%	1.43%	1.43%		1.62	%+
Net investment loss	(.78	)%^	(.89)%	(1.21)%	(.89)%	(1.11)%		(1.23	)%+
Portfolio turnover rate	33%		84%	81%	105%	92%		95%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2015 and years ended December 31, 2014, December 31, 2013, December 31, 2011 and December 31, 2010 by 0.01%, 0.01%, 0.23%, 0.09% and 0.05%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

17

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the Index) the period since inception (August 1996 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 5- and 10-year periods and lagged it in all other periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance in the 1-year period, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 6.2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had higher rates at lower asset levels than the Portfolio’s fee schedule. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate higher than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded,

19

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
Small Cap Growth Portfolio	Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$88.7

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,434 (0.062% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.11%	December 31
Class B 1.34%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AB Variable Products Series Fund

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$88.7	U.S. Small Cap Growth Schedule	0.935%	0.750%
		1.00% on first $50m
		0.85% on the next $50m
		0.75% on the balance
		Minimum account size $25m

The Adviser also manages AB Cap Fund, Inc.—Small Cap Growth Portfolio (“Cap Fund, Inc.—Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[7]	Cap Fund, Inc.—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio		Sub-Advised Fund Fee Schedule	Effective Sub-Adv. Fee	Portfolio Adv. Fee
Small Cap Growth Portfolio	Client #1[8],[9]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2	0.55% of average daily net assets	0.550%	0.750%

	Client #3	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.614%	0.750%

	Client #4	0.45% of average daily net assets	0.450%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fee of AB Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Small Cap Growth Portfolio	0.750	0.880	1/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small Cap Growth Portfolio	1.108	0.967	15/15	0.952	35/36

Based on this analysis, the Portfolio has a more favorable ranking on contractual management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

24

AB Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $120,835 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $234,931 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small Cap Growth Portfolio
1 year	–4.00	5.69	6.13	15/15	41/41
3 year	15.03	17.05	16.84	11/14	27/40
5 year	19.72	17.50	17.52	2/13	5/34
10 year	10.02	9.61	9.61	4/9	11/29

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AB Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	–4.00	15.03	19.72	10.02	6.84	21.06	0.49	10
Russell 2000 Growth Index	7.37	17.83	17.96	9.40	7.02	19.29	0.52	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

VPS-SCG-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,020.50	$4.11	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.73	$4.11	0.82%

Class B
Actual	$1,000	$1,019.30	$5.36	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.49	$5.36	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Zions Bancorporation	$10,610,280	1.6%
CNO Financial Group, Inc.	10,379,127	1.6
American Financial Group, Inc./OH	9,757,301	1.5
NCR Corp.	9,693,404	1.5
Aspen Insurance Holdings Ltd.	9,363,971	1.5
Children’s Place, Inc. (The)	9,360,760	1.5
Big Lots, Inc.	9,314,729	1.4
Hanover Insurance Group, Inc. (The)	9,272,998	1.4
Fairchild Semiconductor International, Inc.	9,262,845	1.4
LifePoint Health, Inc.	9,213,657	1.4

	$96,229,072	14.8%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$174,857,774	26.8%
Information Technology	123,554,590	19.0
Consumer Discretionary	114,994,639	17.7
Industrials	94,201,088	14.5
Utilities	31,295,578	4.8
Materials	30,674,186	4.7
Health Care	24,433,507	3.7
Energy	20,805,544	3.2
Consumer Staples	17,296,851	2.7
Short-Term Investments	19,085,217	2.9

Total Investments	$651,198,974	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%
FINANCIALS–27.0%
BANKS–9.4%
Associated Banc-Corp	330,530	$6,699,843
Comerica, Inc.	162,570	8,343,092
First Niagara Financial Group, Inc.	559,700	5,283,568
Huntington Bancshares, Inc./OH	809,730	9,158,046
Susquehanna Bancshares, Inc.	488,904	6,903,324
Synovus Financial Corp.	197,140	6,075,855
Texas Capital Bancshares, Inc.(a)	22,200	1,381,728
Webster Financial Corp.	162,850	6,440,718
Zions Bancorporation	334,340	10,610,280

		60,896,454

CAPITAL MARKETS–1.0%
E*TRADE Financial Corp.(a)	223,120	6,682,444

CONSUMER FINANCE–1.0%
SLM Corp.(a)	635,260	6,270,016

INSURANCE–10.0%
American Financial Group, Inc./OH	150,020	9,757,301
Aspen Insurance Holdings Ltd.	195,490	9,363,971
CNO Financial Group, Inc.	565,620	10,379,127
First American Financial Corp.	227,450	8,463,414
Hanover Insurance Group, Inc. (The)	125,260	9,272,998
StanCorp Financial Group, Inc.	115,765	8,752,992
Validus Holdings Ltd.	197,242	8,676,675

		64,666,478

REAL ESTATE INVESTMENT TRUSTS (REITS)–4.3%
DDR Corp.	337,710	5,220,997
Gramercy Property Trust, Inc.	182,650	4,268,531
LTC Properties, Inc.	188,140	7,826,624
Mid-America Apartment Communities, Inc.	72,240	5,259,794
RLJ Lodging Trust	53,700	1,599,186
STAG Industrial, Inc.	193,370	3,867,400

		28,042,532

THRIFTS & MORTGAGE FINANCE–1.3%
Essent Group Ltd.(a)	303,468	8,299,850

		174,857,774

INFORMATION TECHNOLOGY–19.1%
COMMUNICATIONS EQUIPMENT–2.7%
Brocade Communications Systems, Inc.	526,460	6,254,345
Finisar Corp.(a)	373,480	6,674,087
Polycom, Inc.(a)	391,670	4,480,705

		17,409,137

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–7.9%
Arrow Electronics, Inc.(a)	136,750	7,630,650
Avnet, Inc.	223,690	9,195,896
CDW Corp./DE	226,340	7,758,935
Celestica, Inc.(a)	304,568	3,545,172
Insight Enterprises, Inc.(a)	124,004	3,708,960
Keysight Technologies, Inc.(a)	202,910	6,328,763
TTM Technologies, Inc.(a)	502,692	5,021,893
Vishay Intertechnology, Inc.	685,440	8,005,939

		51,196,208

IT SERVICES–3.1%
Amdocs Ltd.	106,960	5,838,946
Booz Allen Hamilton Holding Corp.	338,760	8,550,303
Genpact Ltd.(a)	275,310	5,872,362

		20,261,611

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
Advanced Micro Devices, Inc.(a)(b)	931,280	2,235,072
Fairchild Semiconductor International, Inc.(a)	532,960	9,262,845
Lam Research Corp.	84,780	6,896,853

		18,394,770

SOFTWARE–1.0%
Electronic Arts, Inc.(a)	99,240	6,599,460

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
NCR Corp.(a)	322,040	9,693,404

		123,554,590

CONSUMER DISCRETIONARY–17.7%
AUTO COMPONENTS–3.6%
Dana Holding Corp.	374,590	7,709,062
Lear Corp.	73,480	8,248,865
Tenneco, Inc.(a)	133,400	7,662,496

		23,620,423

AUTOMOBILES–0.6%
Thor Industries, Inc.	69,190	3,894,013

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–1.3%
Bloomin’ Brands, Inc.	396,259	$8,460,130

HOUSEHOLD DURABLES–3.0%
Helen of Troy Ltd.(a)	64,510	6,289,080
Meritage Homes Corp.(a)	181,580	8,550,602
PulteGroup, Inc.	242,890	4,894,234

		19,733,916

MULTILINE RETAIL–2.4%
Big Lots, Inc.	207,040	9,314,729
Dillard’s, Inc.–Class A	58,030	6,104,176

		15,418,905

SPECIALTY RETAIL–5.6%
Caleres, Inc.	199,830	6,350,597
Children’s Place, Inc. (The)	143,109	9,360,760
GameStop Corp.–Class A(b)	191,420	8,223,403
Office Depot, Inc.(a)	803,130	6,955,106
Pier 1 Imports, Inc.(b)	409,580	5,172,995

		36,062,861

TEXTILES, APPAREL & LUXURY GOODS–1.2%
Crocs, Inc.(a)	530,550	7,804,391

		114,994,639

INDUSTRIALS–14.5%
AEROSPACE & DEFENSE–1.3%
Spirit AeroSystems Holdings, Inc.–Class A(a)	152,160	8,385,537

CONSTRUCTION & ENGINEERING–4.7%
AECOM(a)	260,245	8,608,905
EMCOR Group, Inc.	169,300	8,087,461
Granite Construction, Inc.	214,300	7,609,793
Tutor Perini Corp.(a)	275,090	5,936,442

		30,242,601

ELECTRICAL EQUIPMENT–2.0%
General Cable Corp.	230,130	4,540,465
Regal Beloit Corp.	117,810	8,551,828

		13,092,293

MACHINERY–3.0%
ITT Corp.	164,110	6,866,362
Oshkosh Corp.	160,650	6,808,347
Terex Corp.	242,070	5,628,128

		19,302,837

ROAD & RAIL–1.9%
Con-way, Inc.	134,810	5,172,660
Ryder System, Inc.	82,930	7,245,594

		12,418,254

TRADING COMPANIES & DISTRIBUTORS–1.6%
MRC Global, Inc.(a)	171,527	2,648,377

WESCO International, Inc.(a)	118,170	8,111,189

		10,759,566

		94,201,088

UTILITIES–4.8%
ELECTRIC UTILITIES–2.2%
PNM Resources, Inc.	322,000	7,921,200
Westar Energy, Inc.	193,415	6,618,661

		14,539,861

GAS UTILITIES–2.6%
Southwest Gas Corp.	146,280	7,783,559
UGI Corp.	260,440	8,972,158

		16,755,717

		31,295,578

MATERIALS–4.7%
CHEMICALS–2.1%
A. Schulman, Inc.	181,400	7,930,808
Huntsman Corp.	267,750	5,909,242

		13,840,050

CONTAINERS & PACKAGING–1.7%
Avery Dennison Corp.	100,930	6,150,674
Graphic Packaging Holding Co.	369,220	5,143,235

		11,293,909

METALS & MINING–0.9%
Steel Dynamics, Inc.	267,450	5,540,227

		30,674,186

HEALTH CARE–3.8%
HEALTH CARE PROVIDERS & SERVICES–3.8%
LifePoint Health, Inc.(a)	105,965	9,213,657
Molina Healthcare, Inc.(a)	90,050	6,330,515
WellCare Health Plans, Inc.(a)	104,790	8,889,335

		24,433,507

ENERGY–3.2%
OIL, GAS & CONSUMABLE FUELS–3.2%
Bill Barrett Corp.(a)(b)	380,720	3,270,385
Rosetta Resources, Inc.(a)	384,680	8,901,495
SM Energy Co.	187,200	8,633,664

		20,805,544

CONSUMER STAPLES–2.7%
FOOD PRODUCTS–2.7%
Dean Foods Co.	510,080	8,247,993
Ingredion, Inc.	113,380	9,048,858

		17,296,851

Total Common Stocks (cost $534,735,750)		632,113,757

4

AB Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–3.0%
TIME DEPOSIT–3.0%
State Street Time Deposit 0.01%, 7/01/15 (cost $19,085,217)	$19,085	$19,085,217

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned–100.5% (cost $553,820,967)		651,198,974

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.8%
INVESTMENT COMPANIES–2.8%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $18,216,500)	18,216,500	18,216,500

TOTAL INVESTMENTS–103.3% (cost $572,037,467)		669,415,474
Other assets less liabilities–(3.3)%		(21,109,292)

NET ASSETS–100.0%		$648,306,182

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $553,820,967)	$651,198,974	(a)
Affiliated issuers (cost $18,216,500—investment of cash collateral for securities loaned)	18,216,500
Receivable for investment securities sold	1,021,176
Dividends and interest receivable	709,675
Receivable for capital stock sold	86,305

Total assets	671,232,630

LIABILITIES
Payable for collateral received on securities loaned	18,216,500
Payable for investment securities purchased	3,765,350
Advisory fee payable	410,434
Payable for capital stock redeemed	276,677
Distribution fee payable	91,959
Administrative fee payable	10,173
Transfer Agent fee payable	107
Accrued expenses	155,248

Total liabilities	22,926,448

NET ASSETS	$648,306,182

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,107
Additional paid-in capital	418,082,792
Undistributed net investment income	5,361,390
Accumulated net realized gain on investment transactions	127,454,886
Net unrealized appreciation on investments	97,378,007

	$648,306,182

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$213,129,630	9,514,399	$22.40
B	$435,176,552	19,592,702	$22.21

(a)	Includes securities on loan with a value of $17,954,732 (see Note E).

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$4,275,280
Affiliated issuers	5,750
Interest	651
Securities lending income	236,135

4,517,816

EXPENSES
Advisory fee (see Note B)	2,452,962
Distribution fee—Class B	551,861
Transfer agency—Class A	1,453
Transfer agency—Class B	3,014
Custodian	67,230
Printing	61,393
Administrative	25,384
Legal	24,450
Audit and tax	20,661
Directors’ fees	8,320
Miscellaneous	9,631

Total expenses	3,226,359

Net investment income	1,291,457

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	28,431,665
Net change in unrealized appreciation/depreciation of investments	(16,831,492)

Net gain on investment transactions	11,600,173

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,891,630

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,291,457		$3,813,704
Net realized gain on investment transactions	28,431,665		101,341,097
Net change in unrealized appreciation/depreciation of investments	(16,831,492)		(47,350,031)

Net increase in net assets from operations	12,891,630		57,804,770
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,452,999)
Class B	–0	–	(2,092,707)
Net realized gain on investment transactions
Class A	–0	–	(23,966,237)
Class B	–0	–	(51,622,589)
CAPITAL STOCK TRANSACTIONS
Net decrease	(23,643,291)		(9,435,791)

Total decrease	(10,751,661)		(30,765,553)
NET ASSETS
Beginning of period	659,057,843		689,823,396

End of period (including undistributed net investment income of $5,361,390 and $4,069,933, respectively)	$648,306,182		$659,057,843

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Small/Mid Cap Value Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$632,113,757		$–0	–	$–0	–	$632,113,757
Short-Term Investments	–0	–	19,085,217		–0	–	19,085,217
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	18,216,500		–0	–	–0	–	18,216,500

Total Investments in Securities	650,330,257		19,085,217		–0	–	669,415,474
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$650,330,257		$19,085,217		$–0	–	$669,415,474

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

10

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2015, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $330,661, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$119,558,071		$146,817,580
U.S. government securities	–0	–	–0	–

12

AB Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$122,132,532
Gross unrealized depreciation	(24,754,525)

Net unrealized appreciation	$97,378,007

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $17,954,732 and had received cash collateral which has been invested into AB Exchange Reserves of $18,216,500. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $236,135 and $5,750 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$9,099	$51,876	$42,758	$18,217

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	519,315		1,246,289	$11,620,111		$28,041,665
Shares issued in reinvestment of dividends and distributions	–0	–	1,203,562	–0	–	25,419,235
Shares redeemed	(648,372)		(2,294,010)	(14,509,096)		(53,028,466)

Net increase (decrease)	(129,057)		155,841	$(2,888,985)		$432,434

Class B
Shares sold	660,758		1,725,536	$14,703,252		$38,451,925
Shares issued in reinvestment of dividends and distributions	–0	–	2,559,090	–0	–	53,715,296
Shares redeemed	(1,597,708)		(4,538,703)	(35,457,558)		(102,035,446)

Net decrease	(936,950)		(254,077)	$(20,754,306)		$(9,868,225)

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

14

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$14,929,994	$15,132,800
Net long-term capital gains	64,204,538	22,855,594

Total taxable distributions	$79,134,532	$37,988,394

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,996,752
Undistributed net capital gain	94,668,801
Unrealized appreciation/(depreciation)	112,637,101	(a)

Total accumulated earnings/(deficit)	$217,302,654

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.95	$22.89	$17.67	$15.46	$16.95	$13.41

Income From Investment Operations
Net investment income (a)	.06	.17	.16	.13	.09	.08
Net realized and unrealized gain (loss) on investment transactions	.39	1.82	6.41	2.72	(1.50)	3.52

Net increase (decrease) in net asset value from operations	.45	1.99	6.57	2.85	(1.41)	3.60

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.17)	(.13)	(.10)	(.08)	(.06)
Distributions from net realized gain on investment transactions	–0	–	(2.76)	(1.22)	(.54)	–0	–	–0	–

Total dividends and distributions	–0	–	(2.93)	(1.35)	(.64)	(.08)	(.06)

Net asset value, end of period	$22.40	$21.95	$22.89	$17.67	$15.46	$16.95

Total Return
Total investment return based on net asset value (b)	2.05%	9.20%	38.06	%*	18.75%	(8.39)%	26.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$213,130	$211,680	$217,146	$156,832	$151,754	$174,068
Ratio to average net assets of:
Expenses	.82	%^	.82%	.81%	.82%	.83%	.84	%+
Net investment income	.56	%^	.75%	.77%	.75%	.56%	.56	%+
Portfolio turnover rate	19%	45%	56%	50%	70%	54%

See footnote summary on page 17.

16

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.79	$22.74	$17.58	$15.38	$16.87	$13.36

Income From Investment Operations
Net investment income (a)	.03	.11	.11	.08	.05	.05
Net realized and unrealized gain (loss) on investment transactions	.39	1.81	6.36	2.71	(1.50)	3.50

Net increase (decrease) in net asset value from operations	.42	1.92	6.47	2.79	(1.45)	3.55

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.11)	(.09)	(.05)	(.04)	(.04)
Distributions from net realized gain on investment transactions	–0	–	(2.76)	(1.22)	(.54)	–0	–	–0	–

Total dividends and distributions	–0	–	(2.87)	(1.31)	(.59)	(.04)	(.04)

Net asset value, end of period	$22.21	$21.79	$22.74	$17.58	$15.38	$16.87

Total Return
Total investment return based on net asset value (b)	1.93%	8.95%	37.63	%*	18.47%	(8.62)%	26.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$435,176	$447,378	$472,677	$347,784	$324,145	$378,436
Ratio to average net assets of:
Expenses	1.07	%^	1.07%	1.06%	1.07%	1.08%	1.09	%+
Net investment income	.31	%^	.49%	.51%	.51%	.31%	.31	%+
Portfolio turnover rate.	19%	45%	56%	50%	70%	54%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2013 by 0.01%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

17

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is

18

AB Variable Products Series Fund

not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the indices) the period since inception (May 2001 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Portfolio outperformed both indices in all periods except the 5-year period. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

19

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
Small/Mid Cap Value Portfolio	Specialty	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$667.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,434 (0.007% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20% Class B 1.45%	0.82% 1.07%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$667.6	Small & Mid Cap Value Schedule 0.95% on first $25m 0.75% on the next $25m 0.65% on the next $50m 0.55% on the balance Minimum account size $25m	0.580%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AB Variable Products Series Fund

The Adviser also manages AB Trust, Inc.—Discovery Value Fund (“Discovery Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Discovery Value Fund, and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Discovery Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Client # 1	0.50% on the first $250 million 0.40% on the balance	0.469%	0.750%

	Client #2	0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.575%	0.750%

	Client #3	0.61% on the first $150 million 0.50% on the balance	0.525%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different feel level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Small/Mid Cap Value Portfolio	0.750	0.833	3/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small/Mid Cap Value Portfolio	0.819	0.870	4/10	0.880	5/17

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments,

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund

12	Most recently completed fiscal year end Class A total expense ratio.

24

AB Variable Products Series Fund

Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $1,130,137 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $2,319,957 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2015.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small/Mid Cap Value Portfolio
1 year	10.18	4.63	5.15	1/10	2/21
3 year	18.13	14.50	14.33	1/10	3/21
5 year	15.34	14.11	14.67	4/10	7/19
10 year	9.30	8.90	7.92	2/8	3/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	10.18	18.12	15.34	9.30	11.12	20.22	0.47	10
Russell 2500 Value Index	6.95	16.87	15.46	8.21	9.80	18.43	0.44	10
Russell 2500 Index	8.24	17.45	16.89	9.25	9.25	N/A	N/A	N/A
Inception Date: May 2, 2001

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AB Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

27

VPS-SMCV-0152-0615

JUN    06.30.15

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.60	$4.02	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.78	$4.06	0.81%

Class B
Actual	$1,000	$1,002.00	$5.26	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.54	$5.31	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$3,569,530	3.5%
Wells Fargo & Co.	3,447,512	3.4
Bank of America Corp.	3,152,649	3.1
Pfizer, Inc.	3,069,772	3.0
Johnson & Johnson	2,758,118	2.7
JPMorgan Chase & Co.	2,589,448	2.5
Microsoft Corp.	2,544,718	2.5
Capital One Financial Corp.	2,148,315	2.1
Anthem, Inc.	2,069,970	2.0
Hewlett-Packard Co.	1,979,070	1.9

	$27,329,102	26.7%

SECTOR BREAKDOWN†

June 30, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$30,086,473	28.6%
Consumer Discretionary	14,749,464	14.0
Information Technology	13,616,801	13.0
Health Care	12,469,051	11.9
Energy	11,962,437	11.4
Utilities	6,555,591	6.2
Industrials	5,722,229	5.4
Materials	2,977,564	2.8
Consumer Staples	2,572,591	2.5
Telecommunication Services	1,480,248	1.4
Short-Term Investments	2,967,878	2.8

Total Investments	$105,160,327	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%

FINANCIALS–29.3%
BANKS–13.5%
Bank of America Corp.	185,232	$3,152,649
Citigroup, Inc.	26,477	1,462,590
Citizens Financial Group, Inc.	58,332	1,593,047
Comerica, Inc.	12,833	658,590
Fifth Third Bancorp	7,999	166,539
JPMorgan Chase & Co.	38,215	2,589,448
KeyCorp	9,566	143,681
PNC Financial Services Group, Inc. (The)	4,845	463,424
SunTrust Banks, Inc.	5,098	219,316
Wells Fargo & Co.	61,300	3,447,512

		13,896,796

CAPITAL MARKETS–2.4%
Bank of New York Mellon Corp. (The)	8,209	344,532
Goldman Sachs Group, Inc. (The)	4,786	999,269
Morgan Stanley	15,717	609,662
State Street Corp.	7,300	562,100

		2,515,563

CONSUMER FINANCE–3.7%
Capital One Financial Corp.	24,421	2,148,315
Discover Financial Services	14,210	818,780
Springleaf Holdings, Inc.(a)	17,714	813,250

		3,780,345

DIVERSIFIED FINANCIAL SERVICES–1.7%
Berkshire Hathaway, Inc.–Class B(a)	8,100	1,102,491
Voya Financial, Inc.	13,273	616,796

		1,719,287

INSURANCE–8.0%
ACE Ltd.	3,725	378,758
Allstate Corp. (The)	29,200	1,894,204
American Financial Group, Inc./OH	21,900	1,424,376
American International Group, Inc.	13,918	860,411
Aon PLC	12,533	1,249,289
Chubb Corp. (The)	2,632	250,409
First American Financial Corp.	7,628	283,838
Hanover Insurance Group, Inc. (The)	10,400	769,912
Progressive Corp. (The)	6,800	189,244
Travelers Cos., Inc. (The)	7,600	734,616
Unum Group	3,900	139,425

		8,174,482

		30,086,473

CONSUMER DISCRETIONARY–14.4%
AUTO COMPONENTS–1.9%
Lear Corp.	7,300	819,498
Magna International, Inc. (New York)–Class A	19,400	1,088,146

		1,907,644

AUTOMOBILES–2.1%
Ford Motor Co.	107,119	$1,607,856
General Motors Co.	15,872	529,014

		2,136,870

HOTELS, RESTAURANTS & LEISURE–0.2%
Carnival Corp.	4,399	217,267

MEDIA–1.7%
Comcast Corp.–Class A	1,707	102,659
Thomson Reuters Corp.	3,772	143,600
Time Warner, Inc.	16,066	1,404,329
Twenty-First Century Fox, Inc.–Class A	4,016	130,701

		1,781,289

MULTILINE RETAIL–4.1%
Dillard’s, Inc.–Class A	2,321	244,146
Dollar General Corp.	15,206	1,182,114
Kohl’s Corp.	19,162	1,199,733
Macy’s, Inc.	8,514	574,440
Target Corp.	11,986	978,417

		4,178,850

SPECIALTY RETAIL–4.4%
American Eagle Outfitters, Inc.	21,953	378,031
Foot Locker, Inc.	16,015	1,073,165
GameStop Corp.–Class A(b)	24,986	1,073,398
L Brands, Inc.	1,693	145,141
Office Depot, Inc.(a)	87,215	755,282
Ross Stores, Inc.	10,166	494,169
Staples, Inc.	39,736	608,358

		4,527,544

		14,749,464

INFORMATION TECHNOLOGY–13.3%
COMMUNICATIONS EQUIPMENT–2.0%
Brocade Communications Systems, Inc.	48,434	575,396
Cisco Systems, Inc.	52,200	1,433,412

		2,008,808

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.8%
Keysight Technologies, Inc.(a)	25,656	800,211

IT SERVICES–1.6%
Booz Allen Hamilton Holding Corp.	9,475	239,149
International Business Machines Corp.	3,506	570,286
Xerox Corp.	75,594	804,320

		1,613,755

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
Applied Materials, Inc.	44,610	857,404
Fairchild Semiconductor International, Inc.(a)	27,240	473,431
Intel Corp.	55,600	1,691,074

		3,021,909

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SOFTWARE–4.1%
Electronic Arts, Inc.(a)	13,329	$886,378
Microsoft Corp.	57,638	2,544,718
Oracle Corp.	18,907	761,952

		4,193,048

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.9%
Hewlett-Packard Co.	65,947	1,979,070

		13,616,801

HEALTH CARE–12.2%
BIOTECHNOLOGY–1.2%
Gilead Sciences, Inc.	10,606	1,241,750

HEALTH CARE PROVIDERS & SERVICES–3.8%
Aetna, Inc.	9,070	1,156,062
Anthem, Inc.	12,611	2,069,970
Quest Diagnostics, Inc.	8,926	647,313

		3,873,345

PHARMACEUTICALS–7.2%
Johnson & Johnson	28,300	2,758,118
Merck & Co., Inc.	26,806	1,526,066
Pfizer, Inc.	91,553	3,069,772

		7,353,956

		12,469,051

ENERGY–11.7%
ENERGY EQUIPMENT & SERVICES–0.1%
National Oilwell Varco, Inc.	2,469	119,203

OIL, GAS & CONSUMABLE FUELS–11.6%
Chevron Corp.	13,252	1,278,420
EOG Resources, Inc.	13,935	1,220,009
Exxon Mobil Corp.	42,903	3,569,530
Hess Corp.	24,411	1,632,608
Marathon Petroleum Corp.	10,058	526,134
Murphy Oil Corp.	19,071	792,781
Occidental Petroleum Corp.	8,141	633,126
SM Energy Co.	16,007	738,243
Valero Energy Corp.	23,201	1,452,383

		11,843,234

		11,962,437

UTILITIES–6.4%
ELECTRIC UTILITIES–2.7%
American Electric Power Co., Inc.	16,600	879,302
Edison International	21,488	1,194,303
FirstEnergy Corp.	4,547	148,005
Westar Energy, Inc.	17,000	581,740

		2,803,350

GAS UTILITIES–1.1%
UGI Corp.	31,650	1,090,343

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–1.6%
AES Corp./VA	47,316	$627,410
Calpine Corp.(a)	58,414	1,050,868

		1,678,278

MULTI-UTILITIES–1.0%
PG&E Corp.	15,393	755,796
Public Service Enterprise Group, Inc.	5,800	227,824

		983,620

		6,555,591

INDUSTRIALS–5.6%
AEROSPACE & DEFENSE–1.6%
General Dynamics Corp.	3,500	495,915
L-3 Communications Holdings, Inc.	9,885	1,120,761

		1,616,676

AIRLINES–2.0%
Delta Air Lines, Inc.	24,607	1,010,856
JetBlue Airways Corp.(a)	50,024	1,038,498

		2,049,354

INDUSTRIAL CONGLOMERATES–1.2%
General Electric Co.	44,664	1,186,722

MACHINERY–0.8%
ITT Corp.	20,781	869,477

		5,722,229

MATERIALS–2.9%
CHEMICALS–2.7%
CF Industries Holdings, Inc.	19,075	1,226,141
LyondellBasell Industries NV–Class A	15,400	1,594,208

		2,820,349

METALS & MINING–0.2%
Alcoa, Inc.	14,100	157,215

		2,977,564

CONSUMER STAPLES–2.5%
BEVERAGES–0.1%
Molson Coors Brewing Co.–Class B	1,600	111,696

FOOD & STAPLES RETAILING–0.2%
Wal-Mart Stores, Inc.	2,957	209,740

FOOD PRODUCTS–0.8%
Archer-Daniels-Midland Co.	7,000	337,540
Bunge Ltd.	1,524	133,807
Ingredion, Inc.	4,149	331,132

		802,479

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD PRODUCTS–0.6%
Procter & Gamble Co. (The)	8,500	$665,040

TOBACCO–0.8%
Altria Group, Inc.	16,022	783,636

		2,572,591

TELECOMMUNICATION SERVICES–1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.4%
AT&T, Inc.	6,273	222,817
CenturyLink, Inc.	6,200	182,156

		404,973

WIRELESS TELECOMMUNICATION SERVICES–1.0%
Vodafone Group PLC (Sponsored ADR)	29,500	1,075,275

		1,480,248

Total Common Stocks (cost $83,876,920)		102,192,449

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.9%
TIME DEPOSIT–2.9%
State Street Time Deposit 0.01%, 7/01/15 (cost $2,967,878)	$2,968	2,967,878

Total Investments Before Security Lending Collateral for Securities Loaned–102.6% (cost $86,844,798)		105,160,327

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.0%
INVESTMENT COMPANIES–1.0%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $1,093,138)	1,093,138	$1,093,138

TOTAL INVESTMENTS–103.6% (cost $87,937,936)		106,253,465
Other assets less liabilities–(3.6)%		(3,731,255)

NET ASSETS–100.0%		$102,522,210

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $86,844,798)	$105,160,327	(a)
Affiliated issuers (cost $1,093,138—investment of cash collateral for securities loaned)	1,093,138
Receivable for investment securities sold	2,451,750
Dividends and interest receivable	166,244
Receivable for capital stock sold	571
Receivable from class action settlement proceeds	162,581

Total assets	109,034,611

LIABILITIES
Payable for investment securities purchased	5,134,271
Payable for collateral received on securities loaned	1,093,138
Payable for capital stock redeemed	107,488
Advisory fee payable	47,589
Distribution fee payable	21,262
Administrative fee payable	10,173
Transfer Agent fee payable	107
Accrued expenses	98,373

Total liabilities	6,512,401

NET ASSETS	$102,522,210

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,658
Additional paid-in capital	98,405,507
Undistributed net investment income	2,465,563
Accumulated net realized loss on investment and foreign currency transactions	(16,671,047)
Net unrealized appreciation on investments	18,315,529

	$102,522,210

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,762,410	113,405	$15.54
B	$100,759,800	6,545,003	$15.39

(a)	Includes securities on loan with a value of $1,073,399 (see Note E).

See notes to financial statements.

6

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,470)	$1,145,562
Affiliated issuers	447
Interest	47
Securities lending income	33,675

1,179,731

EXPENSES
Advisory fee (see Note B)	296,057
Distribution fee—Class B	132,260
Transfer agency—Class A	54
Transfer agency—Class B	3,140
Custodian	38,889
Printing	28,543
Administrative	25,384
Audit and tax	18,737
Legal	15,930
Directors’ fees	8,324
Miscellaneous	3,577

Total expenses	570,895

Net investment income	608,836

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	8,243,648
Net change in unrealized appreciation/depreciation of investments	(8,647,837)

Net loss on investment transactions	(404,189)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$204,647

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$608,836		$1,860,763
Net realized gain on investment transactions	8,243,648		19,670,880
Net change in unrealized appreciation/depreciation of investments	(8,647,837)		(9,092,103)

Net increase in net assets from operations	204,647		12,439,540
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(42,060)
Class B	–0	–	(1,898,144)
CAPITAL STOCK TRANSACTIONS
Net decrease	(11,875,231)		(30,782,902)

Total decrease	(11,670,584)		(20,283,566)
NET ASSETS
Beginning of period	114,192,794		134,476,360

End of period (including undistributed net investment income of $2,465,563 and $1,856,727, respectively)	$102,522,210		$114,192,794

See notes to financial statements.

8

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Value Portfolio. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign

9

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$102,192,449		$–0	–	$–0	–	$102,192,449
Short-Term Investments	–0	–	2,967,878		–0	–	2,967,878
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,093,138		–0	–	–0	–	1,093,138

Total Investments in Securities	103,285,587		2,967,878		–0	–	106,253,465
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$103,285,587		$2,967,878		$–0	–	$106,253,465

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

10

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2015, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $25,384.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $43,672, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $662 for the six months ended June 30, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$26,579,875		$37,657,621
U.S government securities	–0	–	–0	–

12

AB Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$21,220,054
Gross unrealized depreciation	(2,904,525)

Net unrealized appreciation	$18,315,529

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Portfolio had securities on loan with a value of $1,073,399 and had received cash collateral which has been invested into AB Exchange Reserves of $1,093,138. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $33,675 and $447 from the borrowers and AB Exchange Reserves, respectively, for the six months ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$1,053	$4,592	$4,552	$1,093

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31, 2014
Class A
Shares sold	893		5,694	$14,048		$83,425
Shares issued in reinvestment of dividends	–0	–	2,832	–0	–	42,059
Shares redeemed	(19,778)		(31,302)	(306,013)		(472,031)

Net decrease	(18,885)		(22,776)	$(291,965)		$(346,547)

Class B
Shares sold	147,951		201,840	$2,266,269		$2,930,423
Shares issued in reinvestment of dividends	–0	–	128,775	–0	–	1,898,144
Shares redeemed	(899,082)		(2,418,029)	(13,849,535)		(35,264,922)

Net decrease	(751,131)		(2,087,414)	$(11,583,266)		$(30,436,355)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$1,940,204	$2,907,639

Total taxable distributions paid	$1,940,204	$2,907,639

14

AB Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,856,727
Accumulated capital and other losses	(24,596,132	)(a)
Unrealized appreciation/(depreciation)	26,644,803	(b)

Total accumulated earnings/(deficit)	$3,905,398

(a)	On December 31, 2014, the Portfolio had a net capital loss carryforward of $24,596,132. During the fiscal year, the Portfolio utilized $19,645,492 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2014, the Portfolio had a net capital loss carryforward of $24,596,132 which will expire in 2017.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.50		$14.22	$10.63	$9.37	$9.84	$8.97

Income From Investment Operations
Net investment income (a)	.11		.26	.19	.20	.17	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)		1.31	3.70	1.26	(.50)	.93

Net increase (decrease) in net asset value from operations	.04		1.57	3.89	1.46	(.33)	1.05

Less: Dividends
Dividends from net investment income	–0	–	(.29)	(.30)	(.20)	(.14)	(.18)

Net asset value, end of period	$15.54		$15.50	$14.22	$10.63	$9.37	$9.84

Total Return
Total investment return based on net asset value (b)	.26	%*	11.10%*	36.85%*	15.73%	(3.50)%	11.81	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,762		$2,050	$2,205	$1,533	$1,517	$1,707
Ratio to average net assets of:
Expenses	.81	%^	.79%	.73%	.72%	.71%	.71	%+
Net investment income	1.37	%^	1.74%	1.51%	1.98%	1.78%	1.37	%+
Portfolio turnover rate	25%		42%	44%	40%	62%	73%

See footnote summary on page 17.

16

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.37		$14.10	$10.54	$ 9.28	$9.75	$8.90

Income From Investment Operations
Net investment income (a)	.09		.22	.16	.17	.15	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)		1.29	3.66	1.26	(.50)	.91

Net increase (decrease) in net asset value from operations	.02		1.51	3.82	1.43	(.35)	1.01

Less: Dividends
Dividends from net investment income	–0	–	(.24)	(.26)	(.17)	(.12)	(.16)

Net asset value, end of period	$15.39		$15.37	$14.10	$10.54	$9.28	$9.75

Total Return
Total investment return based on net asset value (b)	.20	%*	10.77%*	36.49%*	15.54%	(3.78)%	11.42	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,760		$112,143	$132,271	$157,920	$175,183	$212,522
Ratio to average net assets of:
Expenses	1.06	%^	1.04%	.98%	.97%	.96%	.96	%+
Net investment income	1.13	%^	1.51%	1.28%	1.72%	1.51%	1.12	%+
Portfolio turnover rate	25%		42%	44%	40%	62%	73%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2015 and years ended December 31, 2014, December 31, 2013 and December 31, 2010 by 0.17%%, 0.04%, 0.07% and 0.01%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

17

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Value Portfolio (the “Portfolio”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the Index) the period since inception (July 2002 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 3.9 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

19

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/15 ($MIL)
Value Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$106.6

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,434 (0.039% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.79%	December 31
	Class B 1.45%	1.04%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AB Variable Products Series Fund

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$106.6	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum account size: $25m	0.476%	0.550%

The Adviser also manages AB Trust, Inc.—Value Fund (“Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Value Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Value Portfolio	Client # 1[7],[8]	0.49% on the first $100 million	0.478%	0.550%
		0.30% on the next $100 million
		0.25% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

8	Assets are aggregated with other client portfolios for purposes of calculating the advisory fee.

23

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Value Portfolio	0.550	0.740	2/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Portfolio	0.786	0.780	7/11	0.758	21/33

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

24

AB Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $302,455 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $630,497 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a fee of $18,000 in 2014.

25

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.16,17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2015.21

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Value Portfolio
1 year	11.43	12.00	12.53	8/11	35/51
3 year	17.50	16.34	17.19	4/11	19/49
5 year	13.72	13.63	14.16	5/10	26/43
10 year	5.25	6.64	6.97	9/9	32/33

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AB Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown24

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Value Portfolio	11.43	17.50	13.72	5.25	8.15	16.45	0.30	10
Russell 1000	13.49	18.11	15.51	7.21	10.00	15.56	0.43	10
Value Index
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

VPS-VAL-0152-0615

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 11, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 11, 2015